As filed with the Securities and Exchange Commission on April 26, 2007

Securities Act File No. 33-24962
Investment Company Act File No. 811-5186

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM   N-1A

Registration Statement under the Securities Act of 1933

Post-Effective Amendment No.   62

Registration Statement under the Investment Company Act of 1940

Amendment No.   64

ADVANCED SERIES TRUST

(formerly, American Skandia Trust)

(Exact Name of Registrant as Specified in Charter)

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

(Address of Principal Executive Offices) (Zip Code)

(203) 926-1888

(Registrant’s Telephone Number, Including Area Code)

Deborah A. Docs

Secretary

American Skandia Trust

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

(Name and Address of Agent for Service)

Copies to:

Christopher E. Palmer

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

It is proposed that this filing will become effective (check appropriate space):

☐ immediately upon filing pursuant to paragraph (b).
x	on May 1, 2007 pursuant to paragraph (b) of rule 485.
☐ 60 days after filing pursuant to paragraph (a)(1).
☐ on __________ pursuant to paragraph (a)(1).
☐ 75 days after filing pursuant to paragraph (a)(2).
☐	on __________ pursuant to paragraph (a)(2) of rule 485.

☐                                     this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Shares of Beneficial Interest of the Various Series   of American Skandia Trust

(Title of Securities Being Registered)

Advanced Series Trust

(formerly, American Skandia Trust)

PROSPECTUS	May 1, 2007

The Fund is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Shares of the Fund may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund has received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Trustees, to change subadvisers without shareholder approval. For more information, please see this Prospectus under "How the Fund is Managed."

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This prospectus discusses the following Portfolios of the Advanced Series Trust:

AST Advanced Strategies Portfolio	AST MFS Growth Portfolio
AST AllianceBernstein Core Value Portfolio	AST Marsico Capital Growth Portfolio
AST AllianceBernstein Growth & Income Portfolio	AST Mid-Cap Value Portfolio
AST AllianceBernstein Managed Index 500 Portfolio	AST Money Market Portfolio
AST American Century Income & Growth Portfolio	AST Neuberger Berman Mid-Cap Growth Portfolio
AST American Century Strategic Allocation Portfolio	AST Neuberger Berman Mid-Cap Value Portfolio
AST Cohen & Steers Realty Portfolio	AST Neuberger Berman Small-Cap Growth Portfolio
AST DeAM Large-Cap Value Portfolio	AST PIMCO Total Return Bond Portfolio
AST DeAM Small-Cap Value Portfolio	AST PIMCO Limited Maturity Bond Portfolio
AST Federated Aggressive Growth Portfolio	AST Small-Cap Growth Portfolio
AST First Trust Balanced Target Portfolio	AST Small-Cap Value Portfolio
AST First Trust Capital Appreciation Target Portfolio	AST T. Rowe Price Asset Allocation Portfolio
AST Goldman Sachs Concentrated Growth Portfolio	AST T. Rowe Price Global Bond Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio
AST Goldman Sachs Small-Cap Value Portfolio	AST T. Rowe Price Natural Resources Portfolio
AST High Yield Portfolio	AST UBS Dynamic Alpha Portfolio
AST International Growth Portfolio	AST Aggressive Asset Allocation Portfolio
AST International Value Portfolio	AST Capital Growth Asset Allocation Portfolio
AST JPMorgan International Equity Portfolio	AST Balanced Asset Allocation Portfolio
AST Large-Cap Value Portfolio	AST Conservative Asset Allocation Portfolio
AST Lord Abbett Bond-Debenture Portfolio	AST Preservation Asset Allocation Portfolio
AST MFS Global Equity Portfolio

Table of Contents

4	INTRODUCTION
4	About the Fund and its Portfolios
5	RISK/RETURN SUMMARY
5	International & Global Portfolios: Investment Objectives & Principal Strategies
9	Capital Growth Portfolios: Investment Objectives and Principal Strategies
23	Growth and Income Portfolios: Investment Objectives and Principal Strategies
25	Special Equity Portfolios: Investment Objectives and Principal Strategies
27	Asset Allocation Portfolios: Investment Objectives and Principal Strategies
34	Fixed Income Portfolios: Investment Objectives and Principal Strategies
39	Principal Risks
42	Introduction to Past Performance
43	Past Performance: International & Global Portfolios
47	Past Performance: Capital Growth Portfolios
58	Past Performance: Capital Growth Portfolios (Continued)
64	Past Performance Growth & Income Portfolios
67	Past Performance: Special Equity Portfolios
69	Past Performance: Asset Allocation Portfolios
78	Past Performance: Fixed Income Portfolios
84	Fees and Expenses of the Portfolios
86	Example
88	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
88	Investment Objectives & Policies
151	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
151	Additional Investments & Strategies
155	HOW THE FUND IS MANAGED
155	Board of Trustees
155	Investment Managers
156	Investment Management Fees
158	Investment Subadvisers
162	Portfolio Managers
176	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
176	Purchasing Shares of the Portfolios
176	Frequent Purchases or Redemptions of Portfolio Shares
177	Net Asset Value
178	Distributor
179	OTHER INFORMATION
179	Federal Income Taxes
179	Monitoring for Possible Conflicts
179	Disclosure of Portfolio Holdings
180	FINANCIAL HIGHLIGHTS
180	Introduction
BACK COVER

INTRODUCTION

About the Fund and its Portfolios

This prospectus provides information about the Advanced Series Trust (the Fund), which consists of 43 separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are listed on the inside front cover.

The Fund offers one class of shares in each Portfolio. Shares of each Portfolio are sold only to separate accounts of American Skandia Life Assurance Corporation, The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Retirement Insurance and Annuity Company (collectively, Prudential) and Kemper Investors Life Insurance Company as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company). Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

The Risk/Return Summary which follows highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

RISK/RETURN SUMMARY

International & Global Portfolios: Investment Objectives & Principal Strategies

Portfolio	Investment Goal	Primary Investments
AST International Growth	Long-term capital growth	The Portfolio invests primarily in equity securities of foreign companies
AST International Value	Capital growth	The Portfolio invests primarily in equity securities of foreign companies
AST JPMorgan International Equity	Capital growth	The Portfolio invests primarily in equity securities of foreign companies
AST MFS Global Equity	Capital growth	The Portfolio invests primarily in equity securities of U.S. and foreign issuers

AST International Growth Portfolio (formerly, AST William Blair International Growth Portfolio)

Investment Objective: long-term growth of capital.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States. Equity securities include common stocks, preferred stocks, warrants, securities convertible into or exchangeable for common or preferred stocks, American Depositary Receipts (ADRs) and other similar depositary receipts and shares. The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Portfolio normally invests primarily in securities of issuers from at least five different countries, which may include countries with emerging markets,excluding the United States. Although the Portfolio intends to invest at least 80% of its assets in the securities of issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The assets of the Portfolio are independently managed by two subadvisers under a multi-manager structure. Pursuant to the multi-manger structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States, each subadviser expects to utilize different investment strategies to achieve the Portfolio's investment objective of long-term growth of capital. The current asset allocations and principal investment strategies for each of the subadvisers are summarized below.

The Portfolio invests primarily in companies selected for their growth potential. William Blair & Company LLC (William Blair) generally takes a "bottom up" approach to choosing investments for the Portfolio. In other words, William Blair seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large, regardless of where the companies are organized or where they primarily conduct business. Although themes may emerge, William Blair generally selects securities without regard to any defined allocation among countries, geographic regions or industry sectors, or other similar selection procedure.

In selecting investments for the Portfolio, Marsico Capital Management, LLC (Marsico) uses an approach that combines "top-down" macro-economic analysis with "bottom up" stock selection. The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by William Blair and Marsico. William Blair is responsible for managing approximately 70% of the Portfolio's assets, and Marsico is responsible for managing approximately 30% of the Portfolio's assets.

Principal Risks:

  company risk

  currency risk

  derivatives risk

  foreign investment risk

  growth stock risk

  leveraging risk

  management risk

  market risk

  portfolio turnover risk

AST International Value Portfolio (formerly, AST LSV International Value Portfolio)

Investment Objective: to seek capital growth.

The Portfolio will invest, under normal circumstances, at least 80% of the Portfolio's investable assets (net assets plus borrowings made for investment purposes) in equity securities. There is a risk that "value" stocks will perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time.

The assets of the Portfolio are independently managed by two subadvisers under a multi-manager structure. Pursuant to the multi-manger structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in equity securities, each subadviser expects to utilize different investment strategies to achieve the Portfolio's investment objective of capital growth. The current asset allocations and principal investment strategies for each of the subadvisers are summarized below.

LSV Asset Management (LSV) uses proprietary quantitative investment models to manage the Portfolio in a bottom-up security selection approach combined with overall portfolio risk management. The primary components of the investment models are: 1) indicators of fundamental undervaluation, such as high dividend yield, low price-to-cash flow ratio or low price-to-earnings ratio, 2) indicators of past negative market sentiment, such as poor past stock price performance, 3) indicators of recent momentum, such as high recent stock price performance, and 4) control of incremental risk relative to the benchmark index. All such indicators are measured relative to the overall universe of non-U.S., developed market equities. This investment strategy can be described as a "contrarian value" approach. The objective of the strategy is to outperform the unhedged U.S. dollar return (net of foreign dividend withholding taxes) of the MSCI EAFE Index.

Thornburg Investment Management (Thornburg) selects securities on a bottom-up basis using traditional fundamental securities analysis. The principal focus is on "basic" value stocks. The Portfolio may include stocks that in Thornburg's opinion provide value in a broader or different context. The relative proportions of these different types of securities will vary over time.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is subadvised by LSV and Thornburg. LSV is responsible for managing approximately 40% of the Portfolio's assets, and Thornburg is responsible for managing approximately 60% of the Portfolio's assets.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

AST JPMorgan International Equity Portfolio

Investment Objective: to seek capital growth.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in equity securities. The Portfolio seeks to meet its investment objective by investing its total assets in a diversified portfolio of equity securities of companies located or operating in developed non-U.S. countries and emerging markets of the world. The equity securities will ordinarily be traded on a recognized foreign securities exchange or traded in a foreign over-the-counter market in the country where the issuer is principally based, but may also be traded in other countries including the United States. The subadviser intends to focus on companies with an above-average potential for long-term growth and attractive relative valuations. The subadviser selects companies based on five key factors: growth, valuation, management, risk, and sentiment. In addition, the subadviser looks for companies with the following characteristics: (1) a distinguishable franchise on a local, regional or global basis; (2) a history of effective management demonstrated by expanding revenues and earnings growth; (3) prudent financial and accounting policies; and (4) an ability to capitalize on a changing business environment.

The Portfolio will normally allocate assets among a variety of countries, regions and industry sectors, investing in several countries outside of the United States. In selecting countries, the subadviser considers such factors as economic growth prospects, monetary and fiscal policies, political stability, currency trends and market liquidity. The Portfolio may invest a substantial part of its total assets in any one country and up to 15% of its assets in securities of issuers located and operating primarily in emerging market countries.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is subadvised by JP Morgan Investment Management, Inc.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

AST MFS Global Equity Portfolio

Investment Objective: to seek capital growth.

The Portfolio normally invests at least 80% of its net assets in equity securities. The Portfolio may invest in the securities of issuers located in the U.S. and foreign countries (including issuers in emerging market countries).

In selecting investments for the Portfolio, the subadviser is not constrained to any particular investment style. The Portfolio may invest its assets in the stocks of companies it believes have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. While the Portfolio may invest its assets in companies of any size, the Portfolio generally focuses on companies with large capitalizations.

The subadviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is subadvised by Massachusetts Financial Services Company.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  growth stock risk

  leveraging risk

  management risk

  market risk

Capital Growth Portfolios: Investment Objectives and Principal Strategies

Portfolio	Investment Goal	Primary Investments
AST Small-Cap Growth	Long-term capital growth	The Portfolio invests primarily in common stocks of small capitalization companies
AST Neuberger Berman Small-Cap Growth	Maximum capital growth	The Portfolio invests primarily in equity securities of small capitalization companies included in the Russell 2000® Growth Index
AST Federated Aggressive Growth	Capital growth	The Portfolio invests primarily in the stocks of small companies that are traded on national exchanges, NASDAQ stock exchange and the over-the-counter market
AST Goldman Sachs Small-Cap Value	Long-term capital growth	The Portfolio invests primarily in equity securities of small capitalization companies that appear to be undervalued
AST Small-Cap Value	Long-term capital growth	The Portfolio invests primarily in stocks and equity-related securities of small capitalization companies that appear to be undervalued
AST DeAM Small-Cap Value	Maximum capital growth	The Portfolio invests primariy in equity securities of small capitalization companies included in the Russell 2000® Value Index
AST Goldman Sachs Mid-Cap Growth	Long-term capital growth	The Portfolio invests primarily in equity securities of medium-sized companies
AST Neuberger Berman Mid-Cap Growth	Capital growth	The Portfolio invests primarily in common stocks of medium capitalization companies
AST Neuberger Berman Mid-Cap Value	Capital growth	The Portfolio invests primarily in common stocks of medium capitalization companies
AST Mid-Cap Value	Capital growth	The Portfolio invests primariy in mid-capitalization stocks that appear to be undervalued
AST T. Rowe Price Large-Cap Growth	Long-term capital growth	The Portfolio invests predominantly in the equity securities of a limited number of large, high-quality U.S. companies
AST MFS Growth	Long-term capital growth and future income	The Portfolio invests primarily in common stocks and related securities
AST Marsico Capital Growth	Capital growth	The Portfolio invests primarily in common stocks, with the majority of the Portfolio's assets in large capitalization stocks
AST Goldman Sachs Concentrated Growth	Capital growth	The Portfolio invests primarily in equity securities
AST DeAM Large-Cap Value	Maximum capital growth	The Portfolio invests primarily in equity securities of large capitalization companies included in the Russell 1000® Value Index
AST Large-Cap Value	Current income and long-term growth of income, as well as capital appreciation	The Portfolio invests primarily in common stocks of large cap companies
AST AllianceBernstein Core Value	Long-term capital growth	The Portfolio invests primarily in common stocks of large capitalization companies that appear to be undervalued

AST Small-Cap Growth Portfolio

Investment Objective: long-term capital growth.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in small-capitalization companies. For purposes of the Portfolio, small-capitalization companies are those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000® Growth Index at the time of the Portfolio's investment. The size of the companies in the Russell 2000® Growth Index and those on which the subadvisers intend to focus the Portfolio's investments will change with market conditions. As of January 31, 2007, the average market capitalization of the companies in the Russell 2000® Growth Index was $1.25 billion and the median market capitalization was $656 million.

The assets of the Portfolio are independently managed by two subadvisers under a multi-manager structure. Pursuant to the multi-manger structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in small capitalization companies, each subadviser expects to utilize different investment strategies to achieve the Portfolio's investment objective of long-term capital growth. The current asset allocations and principal investment strategies for each of the subadvisers are summarized below.

Neuberger Berman Management, Inc. (Neuberger Berman) and Eagle Asset Management (Eagle) each use their own fundamental research, computer models and proprietary measures of growth in determining which stocks to select for the Portfolio. The subadvisers' investment strategies seek to identify stocks of companies which have strong business momentum, earnings growth, and superior management teams, as well as stocks of those companies whose earnings growth potential may not be currently recognized by the market and whose stock may be considered to be underpriced using various financial measurements employed by the subadvisers, such as price-to-earnings ratios.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Neuberger Berman and Eagle. Neuberger Berman is responsible for managing approximately 45% of the Portfolio's assets, and Eagle is responsible for managing approximately 55% of the Portfolio's assets.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  smaller company risk

AST Neuberger Berman Small-Cap Growth Portfolio (formerly, AST DeAM Small-Cap Growth Portfolio)

Investment Objective: to seek maximum growth of investors' capital from a portfolio primarily of growth stocks of smaller companies.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The Portfolio pursues its investment objective by primarily investing in the equity securities of small-sized companies included in the Russell 2000® Growth Index. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The Portfolio seeks to reduce risk by diversifying among many companies, sectors and industries. The Russell 2000® Growth Index is a market capitalization index that measures the performance of small-sized companies with above average growth prospects. As of January 31, 2007, the average market capitalization of the companies in the Russell 2000® Growth Index was $1.25 billion and the median market capitalization was $656 million. The size of the companies in the Russell 2000® Growth Index will change with market conditions.

The Portfolio Manager employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the Manager looks for fast-growing companies with above-average sales and competitive returns on equity relative to their peers. In doing so, the Portfolio Manager analyzes such factors as:

  earnings growth

  finanical condition (such as debt to equity ratio)

  market share and competitive leadership of the company's products market valuation in comparison to a stock's own historical norms and the stocks of other small-cap companies.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it fails to perform as expected, or when other opportunities appear more attractive.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Neuberger Berman Management, Inc.

Principal Risks:

  company risk

  liquidity risk

  market risk

  smaller company risk

AST Federated Aggressive Growth Portfolio

Investment Objective: to seek capital growth.

The Portfolio will pursue its investment objective, under normal circumstances, by investing primarily in the stocks of small companies that are traded on national security exchanges, NASDAQ stock exchange and the over-the-counter market. Small companies will be defined as companies with market capitalizations similar to companies in the Russell 2000® Index (which had a market capitalization range of $58 million to $3.7 billion as of February 28, 2007) or the Standard & Poor's SmallCap 600 Index (which had a market capitalization range of $62 million to $3.78 billion as of February 28, 2007). Such definition will be applied at the time of investment, and the Portfolio will not be required to sell a stock because the company has grown outside the market capitalization range of small capitalization stocks. Up to 25% of the Portfolio's net assets may be invested in foreign securities, which are typically denominated in foreign currencies. Solely for purposes of complying with this policy an issuer's security will be considered to be a foreign security if the security is denominated in a foreign currency or purchased on a securities exchange outside the United States. Certain securities not included in this definition of foreign securities may still be subject to risks of foreign investing that are described in this prospectus. For example, an issuer that is organized in an offshore jurisdiction but who has its principal place of business or whose securities are traded principally on a securities exchange in the United States will not be considered a foreign security for purposes of this policy but may still be subject to risks associated with foreign securities.

The assets of the portfolio are independently managed by two subadvisers under a multi - manager structure. Pursuant to the multi-manager structure, the Investment Manager of the portfolio determines and allocates a portion of the Portfolio's assets to each of the subadvisers. The allocations will be reviewed by the Investment Manager periodically, and the allocations may be altered or adjusted by the Investment Manager without prior notice. Although each subadviser will follow the Portfolio's policy of investing, each subadviser expects to utilize different investment strategies to achieve the Portfolio's objective of capital growth. The current asset allocations and principal investment strategies for each of the subadvisers are summarized below:

Federated Equity Management Company of Pennsylvania ("Federated Equity") manages a portion of the Portfolio's assets. This subadviser is led by the Federated Kaufmann Team ("Kaufmann"). Kaufmann's process for selecting investments is bottom-up and growth oriented. There is an emphasis on individual stock selection rather that trying to time the highs and lows of the market or concentrating in certain industries or sectors. Kaufmann assesses individual companies from the perspective of a long-term investor. Kaufmann seeks to purchase stocks of companies that it believes: are profitable and leaders in the industry; have distinct products and services which address substantial markets; can rapidly grow annual earnings over the next three to five years; or have superior proven management and solid balance sheets.

Federated MDTA LLC manages a portion of the Portfolio's assets. This subadviser is led by the Federated MDT Team ("MDT Advisers"). MDT Advisers uses a disciplined quantitative process in its security selection which seeks to maximize compound annual return while controlling risk. This quantitative model seeks to screen its universe of stocks for stocks that meet certain valuation (i.e., price-to-book ratio, price-to-earning ratio) and performance metrics (i.e., earnings momentum or earnings growth) that MDT Advisers believes might be indicative of an attractive investment opportunity. The selection process also factors in trading costs (particularly market impact) by biasing the Fund towards those stocks which have less trading costs. MDT Advisers' process also utilizes diversification constraints which keep the portfolio diversified by business, industry, and sector.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Federated and Federated MDTA. Federated MDTA is responsible for initially managing approximately 30% of the Portfolio's assets and Federated is responsible for managing the remainder of the Portfolio's assets.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

  smaller company risk

AST Goldman Sachs Small-Cap Value Portfolio

Investment Objective: to seek long-term capital growth.

The Portfolio will seek its objective, under normal circumstances, through investments primarily in equity securities of small capitalization companies that are believed to be undervalued in the marketplace. Typically, in choosing stocks, the subadviser looks for companies using the subadviser's value investment philosophy. The subadviser seeks to identify well-positioned businesses that have attractive returns on capital, sustainable earnings and cash flow, and strong company management focused on long-term returns to shareholders as well as attractive valuation opportunities where the intrinsic value is not reflected in the stock price.

Price and Prospects. All successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Since most value managers tend to focus almost exclusively on price, they often underestimate the importance of prospects. The subadviser believes a company's prospective ability to generate high cash flow and returns on capital will strongly influence investment success.

Uncertainty creates opportunity. Some stock price declines truly reflect a permanently disadvantaged business model. These stocks are the "value traps" that mire price-oriented investors. Other stock price declines merely reflect near-term market volatility. Through our proprietary research and strong valuation discipline, the subadviser seeks to purchase well-positioned, cash-generating businesses run by shareholder-oriented managements at a price low enough to provide a healthy margin of safety.

Avoiding "value traps." The subadviser believes the key to successful investing in the small cap value space is to avoid the "losers" or "value traps." Academic studies have shown that small cap value has historically outperformed other asset classes, but with higher volatility and less liquidity. By focusing on stock selection within sectors and avoiding the "losers," we believe we can participate in the long-term performance of small cap value with much less risk than other managers.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets. The Portfolio generally defines small capitalization companies as stocks of companies with market capitalizations that are within the market capitalization range of the Russell 2000® Value Index. As of January 31, 2007, the market capitalization range of the Russell 2000® Value Index was $82 million to $3.4 billion. The Portfolio may invest up to 25% of its assets in foreign securities.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Goldman Sachs Asset Management, L.P.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

  smaller company risk

AST Small-Cap Value Portfolio

Investment Objective: to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. Small capitalization companies are generally defined as stocks of companies with market capitalizations that are within the market capitalization range of the Russell 2000® Value Index. As of January 31, 2007, the market capitalization range of the Russell 2000® Value Index was $82 million to $3.4 billion. Securities of companies whose market capitalizations no longer meet the definition of small capitalization companies after purchase by the Portfolio will still be considered to be small capitalization companies for purposes of the Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in small capitalization companies.

The assets of the Portfolio are independently managed by four subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus. Although each subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the Portfolio's assets in small capitalization companies, each subadviser expects to utilize different investment strategies to achieve the Portfolio's objective of long-term capital growth. The current asset allocations and principal investment strategies for each of the subadvisers are summarized below:

J.P. Morgan Investment Management, Inc. ("J.P. Morgan") , as of February 28, 2007, was responsible for managing approximately 54% of the Portfolio's assets. This subadviser follows a three-step process. First, a rigorous quantitative model is used to evaluate the prospects of each company in the investable universe and rank each company's relative attractiveness within its economic sector based on a number of factors including valuation and improving fundamentals. Next, the results of the quantitative model are reviewed and modified based on the fundamental stock and industry insights of the sector specific research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks that are the least attractive, based on the rankings from the first two steps, while trying to minimize uncompensated risks relative to the benchmark.

Lee Munder Investments, Ltd. ("Lee Munder"), as of February 28, 2007, was responsible for managing approximately 17% of the Portfolio's assets. This subadviser seeks the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. The subadviser's research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, the subadviser generally looks to the following: (1) Low price/earnings, price/book value or total capitalization/cash flow ratios relative to the company's peers; (2) Low stock price relative to a company's underlying asset values; (3) A sound balance sheet and other positive financial characteristics. The subadviser then determines whether there is an emerging catalyst that will focus investor attention on the underlying assets of the company, such as takeover efforts, a change in management, or a plan to improve the business through restructuring or other means.

ClearBridge Advisors, LLC ("ClearBridge"), as of February 28, 2007, was responsible for managing approximately 12% of the Portfolio's assets. The subadviser emphasizes individual security selection while spreading the Fund's investments among industries and sectors. The subadviser uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector. The subadviser uses quantitative parameters to select a universe of smaller capitalized companies that fit the Fund's general investment criteria. In selecting individual securities from within this range, the subadviser looks for "value" attributes, such as low stock price relative to earnings, book value and cash flow and high return on invested capital. The subadviser also uses quantitative methods to identify catalysts and trends that might influence the Portfolio's industry or sector focus, or the subadviser's individual security selection.

Dreman Value Management LLC ("Dreman"), as of February 28, 2007, was responsible for managing approximately 18% of the Portfolio's assets. Dreman's investment objective is to provide a total return greater than that of the benchmark over time, to protect client capital during market downturns and to stay consistent in our low price-to-earnings ratio, contrarian value approach to investment management, while taking into consideration dividend yield. Dreman will seek to attain superior returns by using a contrarian value investment approach. Dreman believes that it can attain superior performance by adhering to an investment strategy that is disciplined and has a demonstrated record of success. Dreman's investment strategy emphasizes stocks that offer unique investment values. The criterion used to identify such stocks include below average price-to-earnings, price-to-book, and/or price-to-cash flow ratios and above average dividend yields. Over the last 25 years, extensive studies, which date as far back as the 1930s, conducted by David Dreman and affiliates of Dreman, have led the Dreman to conclude that consistently applying disciplined value strategies yields superior long-term total returns.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

  smaller company risk

AST DeAM Small-Cap Value Portfolio

Investment Objective: to seek maximum growth of investors' capital from a portfolio primarily of value stocks of smaller companies.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The Portfolio pursues its objective by primarily investing in the equity securities of small-sized companies included in the Russell 2000® Value Index. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The subadviser employs an investment strategy that seeks to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell 2000® Value Index, but which outperforms the Russell 2000® Value Index through active stock selection. As of January 31, 2007, the average market capitalization of the companies in the Russell 2000® Value Index was $1.2 billion and the median market capitalization was $673 million. The targeted tracking error of this Portfolio is 4% with a standard deviation of +/- 4%. It is possible that the deviation may be higher. For purposes of this Portfolio, the strategy of attempting to correlate a stock portfolio's market risk with that of a particular index, in this case the Russell 2000® Value Index, while improving upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

The subadviser considers a number of factors in determining whether to invest in a value stock, including earnings growth rate, analysts' estimates of future earnings and industry-relative price multiples. Other factors are net income growth versus cash flow growth as well as earnings and price momentum. In the selection of investments, long-term capital appreciation will take precedence over short range market fluctuations. However, the Portfolio may occasionally make investments for short-term capital appreciation. The subadviser generally takes a "bottom up" approach to building the Portfolio, searching for individual companies that demonstrate the best potential for significant return.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Deutsche Investment Management Americas, Inc.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

  smaller company risk

AST Goldman Sachs Mid-Cap Growth Portfolio

Investment Objective: to seek long-term growth of capital.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies. The Portfolio pursues its objective by investing primarily in equity securities selected for their growth potential. Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. For purposes of the Portfolio, medium-sized companies are those whose market capitalizations (measured at the time of investment) fall within the range of companies in the Russell Midcap® Growth Index. As of January 31, 2007, the average weighted market capitalization of the companies in the Russell Midcap® Growth Index was $8.7 billion and the median market capitalization was $4.4 billion. The subadviser generally takes a "bottom up" approach to choosing investments for the Portfolio. In other words, the subadviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Goldman Sachs Asset Management, L.P.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

AST Neuberger Berman Mid-Cap Growth Portfolio

Investment Objective: to seek capital growth.

The Portfolio will invest, under normal circumstances, at least 80% of its net assets in common stocks of mid-capitalization companies. For purposes of the Portfolio, a mid-capitalization company is defined as a company whose market capitalization is within the range of market capitalizations of companies in the Russell Midcap® Growth Index. As of January 31, 2007, the average market capitalization of the companies in the Russell Midcap® Growth Index was $8.7 billion and the median market capitalization was $4.4 billion. The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.

The subadviser employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the subadviser looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the subadviser analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company's products; earnings growth relative to competitors; and market valuation in comparison to a stock's own historical norms and the stocks of other mid-cap companies.

The subadviser follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Neuberger Berman Management, Inc.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

AST Neuberger Berman Mid-Cap Value Portfolio

Investment Objective: to seek capital growth.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies. Companies with equity market capitalizations that fall within the range of the Russell Midcap® Value Index at the time of investment are considered mid-cap companies for purposes of the Portfolio. The market capitalization range of the Russell Midcap® Value Index changes constantly, but as of January 31 , 2007, the range was from $1.1 billion to $20.3 billion. Some of the Portfolio's assets may be invested in the securities of large-cap companies as well as in small-cap companies. The Portfolio seeks to reduce risk by diversifying among many companies and industries.

Under the Portfolio's value-oriented investment approach, the subadviser looks for well-managed companies whose stock prices are undervalued and that may rise in price when other investors realize their worth. Factors that the subadviser may use to identify these companies include strong fundamentals, such as a low price-to-earnings ratio, consistent cash flow, and a sound track record through all phases of the market cycle. The subadviser may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The subadviser generally considers selling a stock when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Neuberger Berman Management, Inc.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  interest rate risk

  leveraging risk

  management risk

  market risk

AST Mid-Cap Value Portfolio

Investment Objective: to seek capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.

The Portfolio will invest, under normal circumstances, at least 80% of its net assets in the equity securities of mid-cap companies. For purposes of the Portfolio, mid-capitalization companies are generally those that have market capitalizations, at the time of purchase, within the range of companies included in the Russell Midcap® Value Index during the previous 12-months based on month-end data. The market capitalization range of the Russell Midcap® Value Index changes constantly, but as of January 31 , 2007, the range was from $1.1 billion to $20.3 billion.

The assets of the Portfolio are independently managed by two subadvisers under a multi-manager structure. Pursuant to the multi-manger structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each subadviser will follow the Portfolio's policy of investing, under normal circumstances, 80% of its net assets in the equity securities of mid-cap companies, each subadviser expects to utilize different investment strategies to achieve the Portfolio's investment objective of capital growth. The current asset allocations and principal investment strategies for each of the subadvisers are summarized below.

WEDGE Capital Management, LLP ("WEDGE") is responsible for managing approximately 50% of the Portfolio's assets. This subadviser normally employs a traditional value style, bottom-up investment discipline that is intended to help identify stocks that are undervalued relative to their long term normalized earnings capability. WEDGE first employs two proprietary, fundamentally based screening models, using publicly available data on all eligible companies. The Fundamental Value Model identifies those stocks with the greatest potential for profit, based on projected earnings quality, dividend yields, and forward price/earnings ratios. In an effort to avoid financially unsound companies, WEDGE then employs the Financial Quality Model, which focuses on liquidity, profitability, and leverage factors. Stocks are ranked by both models for relative attractiveness, with approximately 37% of the initial universe becoming eligible for subsequent research.

Finally, WEDGE focuses on those companies that meet its value and financial parameters. WEDGE's research analysts employ comprehensive qualitative analysis to identify stocks with unrecognized value. Areas of emphasis include independent earnings forecasts and financial statement analysis, an evaluation of free cash flow generation and return on invested capital, absolute and relative valuations, industry analysis and competitive positioning along with an in-depth assessment of company management. All potential additions to the Portfolio are reviewed and approved by the firm's Investment Policy Committee. The decision to sell a stock is as highly disciplined as the decision to buy. Stocks are sold when fair valuation is reached, the original investment thesis has deteriorated, an upgrade opportunity develops or, with limited flexibility when warranted, the stock's Fundamental Value Model ranking falls to a predetermined level.

EARNEST Partners, LLC ("EARNEST") is responsible for managing approximately 50% of the Portfolio's assets. This subadviser normally employs a fundamental, bottom-up investment process. The first step in EARNEST's investment process is to screen the relevant universe to identify stocks that it believes are likely to outperform based on their financial characteristics and the current environment. Using an approach called Return Pattern Recognition, the subadviser seeks to identify the financial and market characteristics that have been in place when an individual company has produced outstanding performance. These characteristics include valuation measures, market trends, operating trends, growth measures, profitability measures, and macroeconomics. The subadviser screens thousands of companies and selects for an in-depth fundamental review those exhibiting the set of characteristics that it believes indicate outperformance. The screening process allows the subadviser to review thousands of companies and focus on those it considers the best prospects.

Next, the approximately 150 companies identified in the screening process with superior financial and market characteristics are put through a second more rigorous review. In this step, EARNEST develops and tests an investment thesis for each company. The test generally includes conversations with the company's management team and industry specialists, review of the company's financial reports, analysis of industry and company-specific studies, and independent field research. The subadviser seeks companies in attractive industries with developed strategies, talented and honest management teams, sufficient funding, and strong financial results. The subadviser eliminates from consideration any company that does not pass its fundamental analysis.

The final step in EARNEST's investment process is to construct a portfolio that includes those stocks it expects to have the best performance and that effectively manages the expected risk of meaningfully underperforming the assigned benchmark. The subadviser uses a statistical approach called downside deviation to measure and then constrain the likelihood of significantly underperforming the benchmark. Using this information, the subadviser selects investments that blend together to manage downside risk. The result is a client portfolio of approximately 60 stocks with high-expected excess returns and limited risk of meaningful underperformance. This subadviser expects to focus on purchasing companies that have a market capitalization at the time of purchase between $1 and $20 billion, and expects to typically sell holdings whose market capitalizations have grown to more than twice the upper limit for purchase (i.e., whose market capitalization have grown to $40 billion).

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

AST T. Rowe Price Large-Cap Growth Portfolio

Investment Objective: to seek long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

The Portfolio takes a growth approach to investment selection and normally invests at least 80% of its net assets in the common stocks of large companies. A large company is defined as one whose market cap is larger than the median market cap of companies in the Russell 1000® Growth Index, a widely used benchmark of the largest domestic growth stocks (the median market cap as of January 31, 2007, was $5.7 billion, and is subject to change). The market capitalization of the companies in the Portfolio and the Russell 1000® Growth Index changes over time; the Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization falls below this level. The subadviser generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with the Portfolio's objectives.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by T. Rowe Price Associates, Inc.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  growth stock risk

  leveraging risk

  management risk

  market risk

AST MFS Growth Portfolio

Investment Objective: to seek long-term growth of capital and future, rather than current, income.

The Portfolio invests, under normal circumstances, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies that the subadviser believes offer better than average prospects for long-term growth. The subadviser focuses on investing the portfolio's assets in the stock of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

While the Portfolio may invest its assets in companies of any size, the Portfolio generally focuses on companies with large capitalizations.

The subadviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

The Portfolio may invest up to 35% of its net assets in foreign securities.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Massachusetts Financial Services Company.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  management risk

  market risk

AST Marsico Capital Growth Portfolio

Investment Objective: to seek capital growth. Income is not an investment objective and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective.

The AST Marsico Capital Growth Portfolio invests primarily in the common stocks of large companies that are selected for their growth potential. The Portfolio generally defines large capitalization companies as stocks of companies with market capitalizations within the market capitalization range of the Russell 1000® Growth Index. As of January 31, 2007, the market capitalization range of the Russell 1000® Growth Index was $1.1 billion to $448 billion. The Portfolio will normally hold a core position of between 35 and 50 common stocks. The Portfolio may hold a limited number of additional common stocks at times when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the Portfolio, Marsico uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection. The "top-down" approach may take into consideration macroeconomic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors, and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell a Fund's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Portfolio's core investments generally are comprised of established companies and securities that exhibit growth characteristics. However, the portfolio also may typically include companies with more aggressive growth characteristics, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team or an acquisition.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Marsico Capital Management, LLC.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  growth stock risk

  leveraging risk

  management risk

  market risk

AST Goldman Sachs Concentrated Growth Portfolio

Investment Objective: growth of capital.

The Portfolio will pursue its objective, under normal circumstances, by investing primarily in equity securities. Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. Investments will be in companies that the subadviser believes have potential to achieve capital appreciation over the long-term. The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-45 companies that are considered by the subadviser to be positioned for long-term growth.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Goldman Sachs Asset Management, L.P.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  industry/sector risk

  growth stock risk

  leveraging risk

  management risk

  market risk

AST DeAM Large-Cap Value Portfolio

Investment Objective: to seek maximum growth of capital by investing primarily in the value stocks of larger companies.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in large capitalization companies. The Portfolio pursues its investment objective by primarily investing in the equity securities of large sized companies included in the Russell 1000® Value Index. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The subadviser employs an investment strategy that seeks to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell 1000® Value Index, but which outperforms the Russell 1000® Value Index through active stock selection. As of January 31, 2007, the average market capitalization of the companies in the Russell 1000® Value Index was approximately $112 billion and the median market capitalization was approximately $5.4 billion. The size of the companies in the Russell 1000® Value Index will change with market conditions. The targeted tracking error of this Portfolio is 4% with a normal deviation of +/- 1%. It is possible that the deviation may be higher. For purposes of this Portfolio, the strategy of attempting to correlate a stock portfolio's market risk with that of a particular index, in this case the Russell 1000® Value Index, while improving upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

The subadviser generally takes a "bottom up" approach to building the Portfolio, searching for individual companies that demonstrate the best potential for significant return. The subadviser considers a number of factors in determining whether to invest in a value stock, including earnings growth rate, analysts' estimates of future earnings and industry-relative price multiples. Other factors are net income growth versus cash flow growth as well as earnings and price momentum. In the selection of investments, long-term capital appreciation will take precedence over short range market fluctuations. However, the Portfolio may occasionally make investments for short-term capital appreciation.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Deutsche Investment Management Americas, Inc.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

AST Large-Cap Value Portfolio

Investment Objective: to seek current income and long-term growth of income, as well as capital appreciation.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its net assets in large capitalization companies. The Portfolio generally defines large capitalization companies as stocks of companies with market capitalizations within the market capitalization range of the Russell 1000® Value Index. The 80% requirement applies at the time the Portfolio invests its assets. As of January 31, 2007, the market capitalization range of the Russell 1000® Value Index was $1.1 billion to $448 billion. Some of these securities may be acquired in initial public offerings (IPOs). In addition to these principal investments, the Portfolio may invest up to 20% of its total assets in foreign securities.

The assets of the Portfolio are independently managed by three subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the Portfolio's assets in large capitalization companies, each subadviser expects to utilize different investment strategies to achieve the Portfolio's objective of current income and long-term growth of income, as well as capital appreciation. The current asset allocations and principal investment strategies for each of the subadvisers are summarized below:

Hotchkis and Wiley Capital Management LLC ("Hotchkis and Wiley"), as of March 20, 2007, was responsible for managing approximately 20% of the Portfolio's assets, This subadviser normally focuses on stocks that have a high cash dividend or payout yield relative to the market. Payout yield is defined as dividend yield plus net share repurchases. The subadviser also may invest in stocks that don't pay dividends, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential.

J.P. Morgan Investment Management, Inc. ("J.P. Morgan"), as of March 20, 2007, was responsible for managing approximately 48% of the Portfolio's assets. J.P. Morgan seeks to identify relative value within sectors. The analysis is purely fundamental, aided by a valuation tool that helps rank stocks within 18 different sectors by their dividend discount rates (DDRs). J.P. Morgan uses the following parameters when seeking to purchase stocks. Stocks below $1 billion in market cap are not purchased in the Portfolio. If a stock falls below $1 billion after purchase, it will be considered a candidate for sale, but will not be automatically sold. This subadviser will seek to buy a stock when it believes that it has an information advantage around the longer-term earnings prospects or fundamentals of a company relative to the rest of the market, or when it believes there has been a stock price overreaction as a result of incremental news creating a near-term opportunity. J.P. Morgan will seek to sell a stock when its investment thesis has proven correct and the stock price has reacted as expected, it no longer believes its investment thesis will come to fruition, or a better risk-adjusted investment opportunity has been identified within the sector.

Dreman Value Management LLC ("Dreman"), as of March 20, 2007, was responsible for managing approximately 32% of the Portfolio's assets. Dreman's investment objective is to provide a total return greater than that of the benchmark over time, to protect client capital during market downturns and to stay consistent in our low price-to-earnings ratio, contrarian value approach to investment management, while taking into consideration dividend yield. Dreman will seek to attain superior returns by using a contrarian value investment approach.

Dreman believes that it can attain superior performance by adhering to an investment strategy that is disciplined and has a demonstrated record of success. Dreman's investment strategy emphasizes stocks that offer unique investment values. The criterion used to identify such stocks include below average price-to-earnings, price-to-book, price-to-cash flow ratios and above average dividend yields. Over the last 25 years, extensive studies, which date as far back as the 1930s, conducted by David Dreman and affiliates of Dreman, have led the Dreman to conclude that consistently applying disciplined value strategies yields superior long-term total returns.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

  portfolio turnover risk

AST AllianceBernstein Core Value Portfolio

Investment Objective: long-term capital growth.

The Portfolio will pursue its objective, under normal circumstances, by investing primarily in common stocks. The subadviser expects that the majority of the Portfolio's assets will be invested in the common stocks of large companies that appear to be undervalued. Among other things, the Portfolio seeks to identify compelling buying opportunities created when companies are undervalued on the basis of investor reactions to near-term problems or circumstances even though their long-term prospects remain sound. The subadviser's investment approach is value-based and price-driven, and it relies on the intensive fundamental research of its internal research staff to identify these buying opportunities in the marketplace.

Portfolio investments are selected by the subadviser based upon a model portfolio of 125-175 stocks constructed by the subadviser. In selecting investments for the model portfolio, the subadviser takes a "bottom-up" approach. In other words, the subadviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The subadviser relates present value of each company's forecasted future cash flow to the current price of its stock. The subadviser ranks companies from the highest expected return to the lowest, with the companies at the top of the ranking being the most undervalued.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by AllianceBernstein L.P.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

  portfolio turnover risk

Growth and Income Portfolios: Investment Objectives and Principal Strategies

Portfolio	Investment Goal	Primary Investments
AST AllianceBernstein Managed Index 500	To outperform the S&P 500® Index	The Portfolio invests primarily in common stocks included in the S&P 500®
AST American Century Income & Growth	Capital growth and, secondarily, current income	The Portfolio invests primarily in stocks of large U.S. companies selected through quantitative investment techniques
AST AllianceBernstein Growth & Income	Long-term capital growth and income	The Portfolio invests primarily in common stocks that are believed to be selling at reasonable valuations in relation to their fundamental business prospects

AST AllianceBernstein Managed Index 500 Portfolio

Investment Objective: to outperform the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500®").

The Portfolio will invest, under normal circumstances, at least 80% of its net assets in securities included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The Portfolio is actively managed and seeks to outperform the S&P 500® through the subadviser's stock selection resulting in different weightings of common stocks relative to the index. The S&P 500® is an index of 500 common stocks, most of which trade on the New York Stock Exchange Inc. (the "NYSE").

In seeking to outperform the S&P 500®, the subadviser starts with a portfolio of stocks representative of the holdings of the index. It then uses a set of quantitative criteria that are designed to indicate whether a particular stock will predictably perform better or worse than the S&P 500®. Based on these criteria, the subadviser determines whether the Portfolio should overweight, underweight or hold a neutral position in the stock relative to the proportion of the S&P500® that the stock represents. In addition, the subadviser may determine based on the quantitative criteria that (1) certain S&P500® stocks should not be held by the Portfolio in any amount, and (2) certain equity securities that are not included in the S&P 500® should be held by the Portfolio. The Portfolio may invest up to 15% of its total assets in equity securities not included in the S&P 500®.

While the Portfolio attempts to outperform the S&P 500®, it is not expected that any outperformance will be substantial. The Portfolio also may underperform the S&P 500® over short or extended periods.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by AllianceBernstein L.P.

Principal Risks:

  company risk

  derivatives risk

  management risk

  market risk

AST American Century Income & Growth Portfolio

Investment Objective: to seek capital growth and, secondarily, current income.

The Portfolio's investment strategy utilizes quantitative management techniques in a two-step process. In the first step, the subadviser ranks stocks, primarily the 1,500 largest publicly traded companies in the United States (measured by the value of the stock), from most attractive to least attractive. This is determined by using a quantitative model that combines measures of at stock's value as well as measures of its growth potential. To measure value, the subadviser uses ratios of stock price to book value and stock price to cash flow, among others. To measure growth, the subadviser uses the rate of growth in a company's earnings and changes in its earnings estimates, as well as other factors.

In the second step, the subadviser uses a technique called portfolio optimization. In portfolio optimization, the subadviser uses a computer to build a portfolio of stocks from the ranking described above that it believes will provide the optimal balance between risk and expected return. The goal is to create a portfolio that provides better returns than its benchmark without taking on significant additional risk. In building the Portfolio, the subadviser also attempts to create a dividend yield that will be greater than that of the S&P 500® Index.

The subadviser generally sells stocks from the Portfolio when it believes:

· a stock becomes too expensive relative to other stock opportunities,
· a stock's risk parameters outweigh its return opportunity,
· more attractive alternatives are identified, and/or
· specific events alter a stock's prospects.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by American Century Investment Management, Inc.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

AST AllianceBernstein Growth & Income Portfolio

Investment Objective: long-term growth of capital and income.

The Portfolio will invest, under normal circumstances, in common stocks (and securities convertible into common stocks).

The subadviser will take a value-oriented approach, in that it will try to keep the Portfolio's assets invested in securities that are selling at reasonable valuations in relation to their fundamental business prospects. In doing so, the Portfolio may forgo some opportunities for gains when, in the judgment of the subadviser, they are too risky.

In seeking to achieve its objective, the Portfolio invests primarily in the equity securities of U.S. companies that the subadviser believes are undervalued. The subadviser believes that, over time, stock prices (of companies in which the Portfolio invests) will come to reflect the companies' intrinsic economic values. The subadviser uses a disciplined investment process to evaluate the companies in its extensive research universe. Through this process, the subadviser seeks to identify the stocks of companies that offer the best combination of value and potential for price appreciation.

The subadviser's analysts prepare their own earnings estimates and financial models for each company followed. The subadviser employs these models to identify equity securities whose current market prices do not reflect what it considers to be their intrinsic economic value. In determining a company's intrinsic economic value, the subadviser takes into account any factors it believes bear on the ability of the company to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The subadviser then ranks, at least weekly, each of the companies in its research universe in the relative order of disparity between their stock prices and their intrinsic economic values, with companies with the greatest disparities receiving the highest ranking (i.e., being considered the most undervalued).

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by AllianceBernstein, L.P.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  management risk

  market risk

Special Equity Portfolios: Investment Objectives and Principal Strategies

Portfolio	Investment Goal	Primary Investments
AST Cohen & Steers Realty	Maximize total return	The Portfolio invests primarily in equity securities of real estate companies
AST T. Rowe Price Natural Resources	Capital growth	The Portfolio invests primarily in common stocks of companies that own or develop natural resources and other basic commodities

AST Cohen & Steers Realty Portfolio

Investment Objective: to maximize total return through investment in real estate securities.

The Portfolio will invest, under normal circumstances, at least 80% of its net assets in securities of real estate related issuers. Under normal circumstances, the Portfolio will invest substantially all of its assets in the equity securities of real estate companies. Such equity securities will consist of common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in the subadviser's view, a significant element of the securities' value, and preferred stocks.

For purposes of the Portfolio's investment policies, a "real estate company" is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of real estate or that has at least 50% of its assets in real estate. The Portfolio may invest up to 10% of its total assets in securities of foreign real estate companies. Real estate companies may include real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Cohen & Steers Capital Management, Inc.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  industry/sector risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  real estate risk

AST T. Rowe Price Natural Resources Portfolio

Investment Objective: to seek capital growth primarily through the investment in common stocks of companies that own or develop natural resources (such as energy products, precious metals, and forest products) and other basic commodities.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in natural resource companies. The Portfolio also may invest in non-resource companies with the potential for growth. When selecting stocks, the subadviser looks for companies that have the ability to expand production, maintain superior exploration programs and production facilities, and the potential to accumulate new resources. Natural resource companies in which the Portfolio invests generally own, develop, refine, service or transport resources, including energy sources, precious metals, nonferrous metals, forest products, real estate, diversified resources and other basic commodities that can be produced and marketed profitably when both labor costs and prices are rising.

Although at least 50% of Portfolio assets will be invested in U.S. securities, up to 50% of total assets also may be invested in foreign securities. The Portfolio may also purchase futures and options in keeping with its objective. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or re-deploy assets into more promising opportunities.

In pursuing its investment objective, the Portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by T. Rowe Price Associates, Inc.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  industry/sector risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

Asset Allocation Portfolios: Investment Objectives and Principal Strategies

Portfolio	Investment Goal	Primary Investments
AST American Century Strategic Allocation	Long-term capital growth with some regular income	The Portfolio invests in a variety of equity and debt securities using a variety of analytical research tools and techniques
AST Advanced Strategies	A high level of absolute return	The Portfolio uses traditional and non-traditional investment strategies and invests in domestic and foreign equity and fixed-income securities, derivative instruments and exchange-traded funds
AST T. Rowe Price Asset Allocation	A high level of total return	The Portfolio normally invests 50-70% of its total assets in equity securities and 30-50% in fixed income securities
AST UBS Dynamic Alpha	To maximize total return	The Portfolio invests in multiple asset classes on a global basis utilizing sophisticated asset allocation and currency management techniques
AST First Trust Balanced Target Portfolio	Long-term capital growth balanced by current income	The Portfolio normally invests 60-70% of its total assets in equity securities and 30-40% in fixed income securities
AST First Trust Capital Appreciation Target Portfolio	Long-term growth of capital	The Portfolio normally invests 75-85% of its total assets in equity securities and 15-25% in fixed income securities
AST Aggressive Asset Allocation	Highest potential total return consistent with a specified level of risk tolerance	The Portfolio invests primarily in a diversified portfolio of Underlying Portfolios
AST Capital Growth Asset Allocation	Highest potential total return consistent with a specified level of risk tolerance	The Portfolio invests primarily in a diversified portfolio of Underlying Portfolios
AST Balanced Asset Allocation	Highest potential total return consistent with a specified level of risk tolerance	The Portfolio invests primarily in a diversified portfolio of Underlying Portfolios
AST Conservative Asset Allocation	Highest potential total return consistent with a specified level of risk tolerance	The Portfolio invests primarily in a diversified portfolio of Underlying Portfolios
AST Preservation Asset Allocation	Highest potential total return consistent with a specified level of risk tolerance	The Portfolio invests primarily in a diversified portfolio of Underlying Portfolios

AST American Century Strategic Allocation Portfolio (formerly, AST American Century Strategic Balanced Portfolio)

Investment Objective: to seek long-term capital growth with some regular income.

The Portfolio's investments will be allocated, under normal circumstances,among the major asset classes as follows: equity securities: 63%, fixed-income or debt securities (bonds): 31%, cash equivalents (money markets): 6%. However, the asset mix of the Portfolio will vary over short-term periods due to differences in asset class performance or prevailing market conditions within the following operating range: equity securities: 53-73%, fixed-income or debt securities (bonds): 21-41%, cash equivalents (money markets): 0-15%.

The Portfolio will invest, under normal circumstances, in any type of U.S. or foreign equity security that meets certain fundamental and technical standards. The portfolio managers will draw on growth, value, and quantitative investment techniques in managing the equity portion of the Portfolio and diversify the Portfolio's equity investments among small, medium and large companies. The growth strategy is based on the belief that, over the long term, stock price movements follow growth in earnings, revenue, and/or cash flow. The value investment discipline will seek capital growth by investing in equity securities of well-established companies that the portfolio managers believe to be temporarily undervalued. The primary quantitative management technique to be used by the portfolio managers is portfolio optimization. The portfolio managers may construct a portion of the Portfolio using portfolio optimization, a technique that seeks to achieve a desired balance between the risk of an investment portfolio versus the S&P 500® Index and an investment portfolio's return potential.

The Portfolio also will invest, under normal circumstances, in a variety of debt securities payable in both U.S. and foreign currencies. The Portfolio will primarily invest in investment-grade government, corporate, asset-backed, and similar securities, that is, securities rated in the four highest categories by independent rating organizations; provided, however, that the Portfolio also may invest up to 5% of its assets nonconvertible debt obligations that are rated below investment-grade (also referred to as "high-yield securities" or "junk bonds"). The Portfolio also may invest in unrated securities based on the portfolio managers' assessment of their credit quality. Under normal market conditions, the weighted average maturity for the fixed-income portion of the Portfolio will be in the three- to 10-year range.

The cash-equivalent portion of the Portfolio, under normal circumstances, may be invested in high-quality money market investments (denominated in U.S. dollars or foreign currencies).

Securities may be sold when the portfolio managers believe they no longer represent attractive investment opportunities.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by American Century Investment Management, Inc.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  growth stock risk

  interest rate risk

  initial public offering (IPO) risk

  leveraging risk

  management risk

  market risk

  small company risk

  value stock risk

AST Advanced Strategies Portfolio

Investment Objective: to seek a high level of absolute return by using traditional and non-traditional investment strategies and by investing equity and fixed-income securities, derivative instruments and exchange-traded funds.

The AST Advanced Strategies Portfolio will seek to achieve its investment objective by investing, under normal circumstances, primarily in a diversified portfolio of equity and fixed-income securities. In particular, the Investment Managers will allocate the net assets of the Portfolio across different investment categories and different subadvisers. PI will also directly manage a portion of the assets of the Portfolio. Certain investment categories will contain sub-categories. The investment adviser for a category or sub-category will employ a specific investment strategy for that category or sub-category.

The Investment Managers will employ a two-tiered approach to allocating Portfolio assets across the various investment categories, sub-categories, and investment advisers. First, the Investment Managers will analyze the macro-economic landscape, the capital markets, and the related implications for investment strategy. Second, the Investment Managers will draw on their in-depth understanding of the strategies used by the investment advisers to determine which advisers are expected to perform best under the prevailing macro-economic landscape.

Overall, the Advanced Strategies Portfolio will pursue a combination of traditional and non-traditional investment strategies. The asset allocation generally provides for an allotment of 50% of Portfolio assets to a combination of domestic and international equity strategies and an allotment of 50% of Portfolio assets to a combination of U.S. fixed-income, hedged international bond, real return and exchange-traded fund investment strategies. The allocations will be reviewed by the Investment Mangers periodically and may be altered or adjusted by the Investment Managers in their discretion at any time without prior notice. Such adjustments will be reflected in the annual update to the prospectus. The Portfolio may use derivative instruments to gain exposure to certain commodity and real estate related indices. The Portfolio may engage in short sales and may invest in fixed-income securities that are rated below investment grade by the major ratings services (Ba or lower by Moody's Investors Service, Inc., BB or lower by Standard & Poor's Ratings Services, or, if unrated, considered to be of comparable quality, in connection with these investment strategies. Fixed-income debt obligations rated below investment grade by the major ratings services or, if unrated, considered to be of comparable quality, are commonly referred to as "junk bonds" and are regarded as having predominantly speculative characteristics with respect to capacity to pay principal and interest.

Fixed-income securities in which the Portfolio may invest include:

(1) securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
(2) corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
(3) mortgage and other asset-backed securities;
(4) inflation-indexed bonds issued by both governments and corporations;
(5) structured notes, including hybrid or "indexed" securities, event-linked bonds;
(6) loan participations and assignments;
(7) delayed funding loans and revolving credit securities;
(8) bank certificates of deposit, fixed time deposits and bankers' acceptances;
(9) repurchase agreements and reverse repurchase agreements;
(10) debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
(11) obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises;
(12) derivative instruments, including futures, options and swap agreements;and
(13) obligations of international agencies or supranational entities.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Marsico Capital Management, LLC, T. Rowe Price Associates, Inc., William Blair & Company LLC, LSV Asset Management, and Pacific Investment Management Company LLC. Prudential Investments LLC directly manages a portion of the Portfolio's assets.

Principal Risks:

  commodities risk

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  growth and value stock risk

  interest rate risk

  liquidity risk

  management risk

  market risk

  real estate risk

  short sale risk

AST T. Rowe Price Asset Allocation Portfolio

Investment Objective: to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed-income securities.

The Portfolio will invest, under normal circumstances, approximately 60% of its total assets in equity securities and 40% in fixed income securities. This mix may vary over shorter time periods; the equity portion may range between 50-70% and the fixed income portion between 30-50%. The subadviser concentrates common stock investments in larger, more established companies, but the Portfolio may include small and medium-sized companies with good growth prospects. The Portfolio's exposure to smaller companies is not expected to be substantial, and will not constitute more than 30% of the equity portion of the Portfolio. Up to 35% of the equity portion may be invested in foreign (non-U.S. dollar denominated) equity securities. When selecting particular stocks to purchase, the subadviser will examine relative values and prospects among growth and value-oriented stocks, domestic and international stocks, and small-to large-cap stocks. Domestic stocks are drawn from the overall U.S. market while international equities are selected primarily from large companies in developed countries.

The fixed income portion of the Portfolio will be allocated among investment grade securities (50-100% of the fixed income portion); high yield or "junk" bonds (up to 30%); foreign (non-U.S. dollar denominated) high quality debt securities and emerging market securities (up to 30%); and cash reserves (up to 20%). Bond investments are primarily investment grade (top four credit ratings) and are chosen from across the entire government and corporate bond markets. A significant portion of the Portfolio's fixed income investments may be in mortgage-related (including mortgage dollar rolls and derivatives such as collateralized mortgage obligations and stripped mortgage-backed securities) and asset-backed securities. Maturities and duration of the fixed income portion of the portfolio will reflect the subadviser's outlook for interest rates.

The precise mix of equity and fixed income investments will depend on the subadviser's outlook for the markets. The Portfolio's investments in foreign equity and debt securities are intended to provide additional diversification, and the subadviser will normally have at least three different countries represented in both the foreign equity and foreign debt portions of the Portfolio.

The Portfolio may also invest in futures, swaps and other derivatives in keeping with its objective. Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, to secure gains or limit losses, or to re-deploy assets to more promising opportunities.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by T. Rowe Price Associates, Inc.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  high-yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage risk

AST UBS Dynamic Alpha Portfolio (formerly, AST Global Allocation Portfolio)

Investment Objective: to seek to maximize total return.

The Dynamic Alpha Portfolio will attempt to generate positive returns and manage risk through sophisticated asset allocation and currency management techniques. These decisions are integrated with analysis of global market and economic conditions.

The Dynamic Alpha Portfolio will be a multi asset-class fund. The asset classes in which the Dynamic Alpha Portfolio may invest include, but are not limited to, the following: U.S. equity, non-U.S. equity, emerging market equity, U.S. fixed-income, non-U.S. fixed-income, emerging market debt, U.S. high-yield or "junk bond" fixed-income, and cash equivalents, including global currencies. The Dynamic Alpha Portfolio may invest in issuers located within and outside the United States or in investment companies advised by UBS or its affiliates to gain exposure to these asset classes. The Dynamic Alpha Portfolio will not pay investment management fees or other fund expenses in connection with its investment in the investment companies advised by UBS or an affiliate, but may pay expenses associated with such investments.

Asset allocation decisions are tactical, based upon an assessment by UBS Global Asset Management (Americas), Inc. (UBS) of valuations and prevailing market conditions in the U.S. and abroad. Investments also may be made in selected sectors of these asset classes.

The Dynamic Alpha Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of the Portfolio's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. The Dynamic Alpha Portfolio may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Portfolio, to replace more traditional direct investments, or to obtain exposure to certain markets. In addition, the Dynamic Alpha Portfolio's risk will be carefully monitored with consideration given to the risk generated by individual positions, sector, country, and currency views. To that end, UBS will employ proprietary risk management systems and models that seek to ensure the Dynamic Alpha Portfolio is compensated for the level of risk it assumes at both the security and market levels.

Investments in equity securities may include common stock and preferred stock of issuers in developed nations (including the U.S.) and emerging markets. Equity investments may include large, intermediate, and small capitalization companies. Within the equity portion of the Dynamic Alpha Portfolio, UBS will primarily use value-oriented strategies but also may use growth-oriented strategies from time to time. When using value-oriented equity strategies, UBS seeks to select securities whose fundamental values it believes are greater than their market prices. To invest in growth equities, UBS will seek to invest in companies that possess a dominant market position and franchise, a major technological edge or a unique competitive advantage, in part by using a proprietary quantitative screening system that ranks stocks using a series of growth, valuation and momentum metrics.

Investments in fixed-income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgage-backed securities, asset-backed securities, equipment trusts and other collateralized debt securities. Investments in fixed-income securities may include issuers in both developed (including the U.S.) and emerging markets. The Dynamic Alpha Portfolio's fixed income investments may reflect a broad range of investment maturities, qualities and sectors, including convertible debt securities and debt securities rated below investment grade. These lower-rated fixed-income securities are often referred to as "high-yield securities" or "junk bonds".

The Dynamic Alpha Portfolio also may invest in cash or cash equivalent instruments. When political, economic, or market conditions warrant, the Portfolio may invest without limitation in cash equivalents, which may affect its ability to pursue its investment objective.

UBS expects to actively manage the Dynamic Alpha Portfolio. As such, the Portfolio may have high portfolio turnover, which may result in higher costs for brokerage commissions, transaction costs, and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio's performance.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by UBS Global Asset Management (Americas), Inc.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  high-yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  non-diversified risk

  portfolio turnover risk

  prepayment risk

  short sale risk

  small company risk

  value stock risk

AST First Trust Balanced Target Portfolio
Investment Objective: long-term capital growth balanced by current income.

AST First Trust Capital Appreciation Target Portfolio
Investment Objective: long-term capital growth.

In seeking to achieve their respective investment objectives, each Portfolio will allocate its assets across six uniquely specialized investment strategies (five common strategies, plus a different sixth investment strategy for each Portfolio). The allocation across the investment strategies for each Portfolio is set forth in this Prospectus under "More Detailed Information About How the Portfolios Invest." In addition, the overall mix between equity and fixed-income securities will vary for both Portfolios. The AST First Trust Balanced Target Portfolio will normally invest approximately 65% of its total assets in equity securities and 35% in fixed-income securities as of the security selection date. Depending on market conditions, the equity portion may range between 60-70% and the fixed-income portion between 30-40%. The AST First Trust Capital Appreciation Target Portfolio will normally invest approximately 80% of its total assets in equity securities and 20% in fixed-income securities as of the security selection date. Depending on market conditions, the equity portion may range between 75-85% and the fixed-income portion between 15-25%.

First Trust (as defined below) will select securities for each Portfolio that are identified by a model based on six uniquely specialized investment strategies, as follows:

· Dow Jones Income
· NYSE® International Target 25
· Global Dividend Target 15
· Value Line® Target 25
· Target Small Cap
· The Dowsm Target Dividend (AST First Trust Balanced Target Portfolio only)
· Nasdaq® Target 15 (AST First Trust Capital Appreciation Target Portfolio only)

Initially and each year, on or about the annual security selection date (March 1), each Portfolio will invest in securities determined by the model based on its six respective investment strategies. At that time, each Portfolio will establish both the percentage allocations among the six investment strategies and the percentage allocation of each security's position within each of the five investment strategies that invest primarily in equity securities (the "Equity Strategies"). First Trust reserves the right to over-weight, under-weight, or exclude certain companies from the holdings of either Portfolio. A more complete description of the investment strategy of each Portfolio is included in this Prospectus under "More Detailed Information About How the Portfolios Invest."

In addition to the principal risks listed below, each Portfolio is also subject to investment model risk due to its policy of investing in securities identified by a model based on six investment strategies. As a result of this policy, securities held by each Portfolio will generally not be bought or sold in response to market fluctuations.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. These Portfolios are advised by First Trust Advisors L.P. ("First Trust")

Principal Risks:

  company risk

  credit risk

  currency risk

  derivatives risk

  foreign investment risk

  interest rate risk

  license risk

  liquidity risk

  management risk

  market risk

  small company risk

AST Dynamic Asset Allocation Portfolios:

AST Aggressive Asset Allocation Portfolio
AST Capital Growth Asset Allocation Portfolio
AST Balanced Asset Allocation Portfolio
AST Conservative Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio

Investment Objective: The investment objective of each of the AST Aggressive Asset Allocation Portfolio, the AST Capital Growth Asset Allocation Portfolio, the AST Balanced Asset Allocation Portfolio, the AST Conservative Asset Allocation Portfolio and the AST Preservation Asset Allocation Portfolio (collectively, the "Dynamic Asset Allocation Portfolios") is to obtain the highest potential total return consistent with its specified level of risk tolerance.

The Dynamic Asset Allocation Portfolios are "funds of funds." That means that each Dynamic Asset Allocation Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. Other mutual funds in which in which a Dynamic Asset Allocation Portfolio may invest are collectively referred to as the "Underlying Portfolios." Consistent with the investment objectives and policies of the Dynamic Asset Allocation Portfolios, other mutual funds may from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Dynamic Asset Allocation Portfolios. Currently, the only Underlying Portfolios in which the Dynamic Asset Allocation Portfolios invest are other Portfolios of the Trust and certain money market funds advised by an Investment Manager or one of its affiliates.

The asset allocation strategy for each Dynamic Asset Allocation Portfolio is determined by Prudential Investments LLC (PI). As a general matter, PI begins by constructing a neutral allocation for each Dynamic Asset Allocation Portfolio. Each neutral allocation initially divides the assets for the corresponding Dynamic Asset Allocation Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, which generally serves as a proxy for domestic equities markets, the MSCI EAFE Index, which generally serves as a proxy for international equities markets, and the Lehman Brothers U.S. Aggregate Bond Index, which generally serves a proxy for the investment-grade domestic bond market. Generally, the neutral allocation for the more aggressive Dynamic Asset Allocation Portfolios will emphasize investments in the equity asset class while the neutral allocation for the more conservative Dynamic Asset Allocation Portfolios will emphasize investments in the debt/money market asset class.

The selection of specific combinations of Underlying Portfolios for each Dynamic Asset Allocation Portfolio generally will be determined by PI in consultation with Morningstar Associates, LLC (Morningstar). Morningstar will employ various quantitative and qualitative research methods to propose weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for each Dynamic Asset Allocation Portfolio. PI will consider these proposals along with its own quantitative and qualitative research methods in setting preliminary weighted combinations of Underlying Portfolios for each Dynamic Asset Allocation Portfolio.

PI will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, PI will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for each Dynamic Asset Allocation Portfolio based upon its views on certain factors, including, but not limited to, the following:

  asset class (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on equity or debt securities)

  geographic focus (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on domestic or international issuers)

  investment style (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on securities with value, growth, or core characteristics)

  market capitalization (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on small-cap, mid-cap, or large-cap issuers) and

  "off-benchmark" factors (e.g., add exposure to asset sub-classes or investment categories generally not captured in the neutral allocation such as real estate, natural resources, global bonds, limited maturity bonds, high-yield bonds (also referred to as "junk bonds"), or cash.

PI currently expects that any changes to the asset allocation and Underlying Portfolio weights will be effected within certain pre-determined ranges. See the table on page 132 for a description of these ranges. Consistent with each Dynamic Asset Allocation Portfolio's principal investment policies, PI may, however, change the asset allocation and Underlying Portfolio weights both within and beyond such predetermined ranges at any time in its sole discretion. In addition, PI may, at any time in its sole discretion, rebalance a Dynamic Asset Allocation Portfolio's investments to cause its composition to match the asset allocation and Underlying Portfolio weights.

Although PI and American Skandia Investment Services, Inc. serve as the Investment Managers of the Underlying Portfolios, the day-to-day investment management of the Underlying Portfolios is the responsibility of the Sub-advisors. Morningstar is not involved in, or responsible for, the management of the Underlying Portfolios. The extent to which Morningstar's recommendations are adopted and implemented is determined in the sole discretion of PI.

The Dynamic Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each Dynamic Asset Allocation Portfolio is now permitted under current law to invest in "securities" as defined under the Investment Company Act of 1940. For these purposes, the term "securities" includes, without limitation, shares of common or preferred stock, warrants, security futures, notes, bonds, debentures, any put, call, straddle, option, or privilege on any security or on any group or index of securities, or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to a foreign currency.

Fixed Income Portfolios: Investment Objectives and Principal Strategies

Portfolio	Investment Goal	Primary Investments
AST T. Rowe Price Global Bond	High current income and capital growth	The Portfolio invests in high-quality foreign and U.S. dollar-denominated bonds.
AST High Yield	High current income and may consider potential for capital appreciation	The Portfolio invests primarily in high yield fixed-income investments that, at the time of purchase, are rated below investment grade.
AST Lord Abbett Bond-Debenture	High current income and the opportunity for capital appreciation to produce a high total return	The Portfolio invests primarily in high yield and investment grade debt securities, securities convertible into common stock and preferred stocks.
AST PIMCO Total Return Bond	Maximize total return, consistent with preservation of capital	The Portfolio invests primarily in higher-quality fixed-income securities of varying maturities, so that the Portfolio's expected average duration will be from three to six years.
AST PIMCO Limited Maturity Bond	Maximize total return, consistent with preservation of capital	The Portfolio invests primarily in higher-quality fixed-income securities of varying maturities, so that the Portfolio's expected average duration will be from one to three years.
AST Money Market	High current income and maintain high levels of liquidity	The Portfolio invests in high-quality, short-term U.S. dollar-denominated instruments.

AST T. Rowe Price Global Bond Portfolio

Investment Objective: to provide high current income and capital growth by investing in high-quality, foreign and U.S. dollar-denominated bonds.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities. The Portfolio will invest in all types of bonds including those issued or guaranteed by the U.S. or foreign governments or their agencies and by foreign authorities, provinces and municipalities as well as investment grade corporate bonds, mortgage and asset-backed securities and high-yield bonds of U.S. and foreign issuers. The Portfolio seeks to moderate price fluctuation by actively managing its maturity structure and currency exposure. The subadviser bases its investment decisions on fundamental market factors, currency trends, and credit quality. The Portfolio generally invests in countries where the combination of fixed-income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the subadviser believes that the currency risk can be minimized through hedging.

The Portfolio is non-diversified for purposes of the Investment Company Act of 1940, which means that it may invest more than 5% of its assets in the fixed-income securities of a single issuer or individual foreign government.

Although the Portfolio expects to maintain an intermediate-to-long weighted average maturity, there are no maturity restrictions on the overall portfolio or on individual securities. The Portfolio may and frequently does engage in foreign currency transactions such as forward foreign currency exchange contracts, hedging its foreign currency exposure back to the dollar or against other foreign currencies ("cross-hedging"). The subadviser also attempts to reduce currency risks through diversification among foreign securities and active management of maturities and currency exposures.

The Portfolio may also invest up to 20% of its assets in the aggregate in below investment-grade, high-risk bonds ("junk bonds") and emerging market bonds. Some emerging market bonds, such as Brady Bonds, may be denominated in U.S.dollars. In addition, the Portfolio may invest up to 30% of its assets in mortgage-related (including mortgage dollar rolls and derivatives, such as collateralized mortgage obligations and stripped mortgage securities) and asset-backed securities. The Portfolio may invest in futures, swaps and other derivatives, in keeping with its objective.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by T. Rowe Price International, Inc.

Principal Risks:

  credit risk

  derivatives risk

  foreign investment risk

  high-yield risk

  interest rate risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  nondiversification risk

AST High Yield Portfolio

Investment Objective: to seek a high level of current income and may also consider the potential for capital appreciation.

The Portfolio will invest, under normal circumstances, at least 80% of the Portfolio's net assets plus any borrowings for investment purposes in non-investment grade high-yield fixed-income investments, including exposure to credit linked instruments and derivatives. Non-investment grade investments are financial instruments rated BB, Ba or below by a Moody's Investors Services, Inc. or Standard & Poor's Corporation, or, if unrated, determined by the subadviser to be of comparable quality. The Portfolio may invest in all types of fixed income securities, including, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), fixed time deposits and bankers' acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or "indexed" securities and event-linked bonds, loan participations and assignments, convertible and non-convertible corporate debt obligations, custodial receipts, municipal securities, brady bonds preferred stock, delayed funding loans and revolving credit facilities. The Portfolio may engage in short sales.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Pacific Investment Management Company LLC.

Principal Risks:

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

  short sale risk

AST Lord Abbett Bond-Debenture Portfolio

Investment Objective: to seek high current income and the opportunity for capital appreciation to produce a high total return.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities. To pursue its objective, the Portfolio normally invests primarily in high yield and investment grade debt securities, securities convertible into common stock, and preferred stocks. At least 20% of the Portfolio's assets must be invested in any combination of investment grade securities, U.S. Government securities and cash equivalents.

The subadviser believes that a high total return (current income and capital growth) may be derived from an actively managed, diversified portfolio of investments. Through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions, the subadviser attempts to reduce the Portfolio's risks. The subadviser seeks unusual values, using fundamental, "bottom-up" research (i.e., research on individual companies rather than the economy as a whole) to identify undervalued securities. The Portfolio may find good value in high yield securities, sometimes called "lower-rated bonds" or "junk bonds," and frequently may have more than half of its assets invested in those securities. The Portfolio may also make significant investments in mortgage-backed securities. Although the Portfolio expects to maintain a weighted average maturity in the range of five to twelve years, there are no maturity restrictions on the overall Portfolio or on individual securities.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Lord , Abbett & Co. LLC.

Principal Risks:

  credit risk

  derivatives risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

AST PIMCO Total Return Bond Portfolio

Investment Objective: to seek to maximize total return, consistent with preservation of capital.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities, including:

(1) securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
(2) corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
(3) mortgage and other asset-backed securities;
(4) inflation-indexed bonds issued by both governments and corporations;
(5) structured notes, including hybrid or "indexed" securities and event-linked bonds;
(6) loan participations and assignments;
(7) delayed funding loans and revolving credit securities;
(8) bank certificates of deposit, fixed time deposits and bankers' acceptances;
(9) repurchase agreements and reverse repurchase agreements;
(10) debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
(11) obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises;
(12) derivative instruments, including futures, options and swap agreements; and
(13) obligations of international agencies or supranational entities.

Portfolio holdings will be concentrated in areas of the bond market that the subadviser believes to be relatively undervalued. In selecting fixed income securities, the subadviser uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the subadviser's outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration is one of the fundamental tools used by the subadviser.

The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a three- to six-year time frame based on the subadviser's forecast for interest rates. The Portfolio can and routinely does invest in certain complex fixed income securities (including mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) that many other fixed income funds do not utilize. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade ("junk bonds") (or, if unrated, determined by the subadviser to be of comparable quality). The Portfolio may engage in short sales.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Pacific Investment Management Company LLC.

Principal Risks:

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  management risk

  market risk

  prepayment risk

  short sale risk

AST PIMCO Limited Maturity Bond Portfolio

Investment Objective: to seek to maximize total return, consistent with preservation of capital.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities, including:

(1) securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
(2) corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
(3) mortgage and other asset-backed securities;
(4) inflation-indexed bonds issued by both governments and corporations;
(5) structured notes, including hybrid or "indexed" securities and event-linked bonds;
(6) loan participations and assignments;
(7) delayed funding loans and revolving credit securities;
(8) bank certificates of deposit, fixed time deposits and bankers' acceptances;
(9) repurchase agreements and reverse repurchase agreements;
(10) debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
(11) obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises;
(12) derivative instruments, including futures, options and swap agreements;and
(13) obligations of international agencies or supranational entities.

Portfolio holdings will be concentrated in areas of the bond market that the subadviser believes to be relatively undervalued. In selecting fixed income securities, the subadviser uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the subadviser's outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration is one of the fundamental tools used by the subadviser.

The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a one- to three-year time frame based on the subadviser's forecast for interest rates. The Portfolio can and routinely does invest in certain complex fixed income securities (including mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) that many other fixed income funds do not utilize. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade ("junk bonds") (or, if unrated, determined by the subadviser to be of comparable quality). The Portfolio may engage in short sales.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Pacific Investment Management Company LLC.

Principal Risks:

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  mangement risk

  market risk

  prepayment risk

  short sale risk

AST Money Market Portfolio

Investment Objective: to seek high current income and maintain high levels of liquidity.

The Portfolio will invest in high-quality, short-term, U.S. dollar denominated corporate, bank and government obligations. Under the regulatory requirements applicable to money market funds, the Portfolio must maintain a weighted average portfolio maturity of not more than 90 days and invest in securities that have effective maturities of not more than 397 days. In addition, the Portfolio will limit its investments to those securities that, in accordance with guidelines adopted by the Trustees of the Fund, present minimal credit risks. The Portfolio will not purchase any security (other than a United States Government security) unless:

(1) rated in one of the two highest short-term rating categories by at least two rating organizations or, if only one rating organization has rated the security, so rated by that rating organization;
(2) rated in one of the three highest long-term rating categories by at least two rating organizations or, if only one rating organization has rated the security, so rated by that rating organization; or
(3) if unrated, of comparable quality as determined by the Fund's investment adviser.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC). Although the Portfolio seeks to maintain a net asset value of $1 per share, it is possible to lose money by investing in the Portfolio.

This Portfolio is advised by Prudential Investment Management, Inc.

Principal Risks

  credit risk

  interest rate risk

  management risk

Principal Risks

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Commodity risk. A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional equity and debt securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt— also known as "high-yield bonds" and "junk bonds"— have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

High-yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk). Industry/sector risk. Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Initial public offering (IPO) risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on a Portfolio's performance.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

License risk. Certain Portfolios rely on licenses from third parties to the relevant subadviser that permit the use of the intellectual property of such parties in connection with the investment strategies for those Portfolios. Such licenses may be terminated by the licensors under certain circumstances, and as a result, a Portfolio may lose its ability to use the licensed name and/or the licensed investment strategy. Accordingly, in the event a license is terminated, it may have a significant effect on the operation of the affected Portfolio.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk. Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Nondiversification risk. The chance that a Portfolio's performance may be disproportionately hurt by the performance of relatively few securities. A Portfolio which is non-diversified may invest more of its assets in a smaller number of issuers than a diversified Portfolio. Concentrating investments may result in greater potential losses for Portfolios investing in a broader variety of issuers. A Portfolio may be more susceptible to adverse developments affecting a single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio turnover risk. A Portfolio's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Real Estate risk. Certain Portfolios may invest in REITs and real estate-linked derivative instruments. Such on emphasis on these types of investments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Short sale risk. A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security's price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. Although certain Portfolios may try to reduce risk by holding both long and short positions at the same time, it is possible that a Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

Value stock risk. A Portfolio's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

Introduction to Past Performance

A number of factors— including risk— can affect how a Portfolio performs. The bar charts and tables on the following pages demonstrate the risk of investing in each Portfolio by showing how returns can change from year to year and by showing how each Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that a Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the charts and tables on the following pages are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for a Portfolio would have been lower.

Past Performance: International & Global Portfolios

AST International Growth Portfolio (formerly, AST William Blair International Growth Portfolio) Annual Returns

Best Quarter	Worst Quarter
59.16%, 4th quarter 1999	-21.19%, 3rd quarter 2001

Average annual total returns for periods ended 12/31/06
	1 year	5 year	Since inception (1/2/97)
Portfolio	20.97%	11.27%	9.50%
Morgan Stanley Capital International (MSCI) EAFE Index (ND)*	26.34%	14.98%	7.71%
Morgan Stanley Capital International (MSCI) EAFE Index (GD)*	26.86%	15.43%	8.06%

*The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Portfolio no longer utilizes the MSCI EAFE Index (ND), and instead now utilizes the MSCI EAFE Index (GD). The ND (net dividends) and GD (gross dividends) versions of the MSCI EAFE Index differ in that ND returns reflect the impact of the maximum withholding taxes on reinvested dividends while the GD version does not reflect the impact of withholding taxes on reinvested dividends. Based on a recommendation of the Fund's Managers, the Board determined that the GD version of the benchmark, which generally reflects higher returns, is a more appropriate benchmark for the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

AST International Value Portfolio (formerly, AST LSV International Value Portfolio) Annual Returns

Best Quarter	Worst Quarter
64.20%, 4th quarter 1999	-22.77%, 2nd quarter 2000

Average annual total returns for periods ended 12/31/06
	1 year	5 year	10 year
Portfolio	27.45%	14.28%	7.06%
Morgan Stanley Capital International (MSCI) EAFE Index (ND)*	26.34%	14.98%	7.71%
Morgan Stanley Capital International (MSCI) EAFE Index (GD)*	26.86%	15.43%	8.06%

*The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Portfolio no longer utilizes the MSCI EAFE Index (ND), and instead now utilizes the MSCI EAFE Index (GD). The ND (net dividends) and GD (gross dividends) versions of the MSCI EAFE Index differ in that ND returns reflect the impact of the maximum withholding taxes on reinvested dividends while the GD version does not reflect the impact of withholding taxes on reinvested dividends. Based on a recommendation of the Fund's Managers, the Board determined that the GD version of the benchmark, which generally reflects higher returns, is a more appropriate benchmark for the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

AST JPMorgan International Equity Portfolio Annual Returns

Best Quarter	Worst Quarter
42.51%, 4th quarter 1999	-19.79%, 3rd quarter 1998

Average annual total returns for periods ended 12/31/06
	1 year	5 year	10 year
Portfolio	22.79%	11.21%	8.44%
Morgan Stanley Capital International (MSCI) EAFE Index (ND)*	26.34%	14.98%	7.71%
Morgan Stanley Capital International (MSCI) EAFE Index (GD)*	26.86%	15.43%	8.06%

*The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Portfolio no longer utilizes the MSCI EAFE Index (ND), and instead now utilizes the MSCI EAFE Index (GD). The ND (net dividends) and GD (gross dividends) versions of the MSCI EAFE Index differ in that ND returns reflect the impact of the maximum withholding taxes on reinvested dividends while the GD version does not reflect the impact of withholding taxes on reinvested dividends. Based on a recommendation of the Fund's Managers, the Board determined that the GD version of the benchmark, which generally reflects higher returns, is a more appropriate benchmark for the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

AST MFS Global Equity Portfolio Annual Returns

Best Quarter	Worst Quarter
15.32%, 2nd quarter 2003	-14.66%, 3rd quarter 2002

Average annual total returns for periods ended 12/31/06
	1 year	5 year	Since Inception (10/18/99)
Portfolio	24.30%	12.05%	7.01%
Morgan Stanley Capital International (MSCI) EAFE Index (ND)*	26.34%	14.98%	6.09%
Morgan Stanley Capital International (MSCI) EAFE Index (GD)*	26.86%	15.43%	6.47%
Morgan Stanley Capital International (MSCI) World Index (ND)*	20.07%	9.97%	3.62%
Morgan Stanley Capital International (MSCI) World Index (GD)*	20.65%	10.49%	4.06%

*The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The MSCI World Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S., Europe, Australasia and the Far East. The Portfolio no longer utilizes the MSCI EAFE Index (ND) or the MSCI World Index (ND), and instead now utilizes the MSCI EAFE Index (GD) and the MSCI World Index (GD). The ND (net dividends) and GD (gross dividends) versions differ in that ND returns reflect the impact of the maximum withholding taxes on reinvested dividends while the GD versions do not reflect the impact of withholding taxes on reinvested dividends. Based on a recommendation of the Fund's Managers, the Board determined that the GD versions of the benchmarks, which generally reflect higher returns, are more appropriate benchmarks for the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

Past Performance: Capital Growth Portfolios

AST Small-Cap Growth Portfolio Annual Returns

Best Quarter	Worst Quarter
79.79%, 4th quarter 1999	-31.21%, 4th quarter 2000

Average annual total returns for periods ended 12/31/06
	1 year	5 years	10 years
Portfolio	12.61%	0.26%	2.69%
Russell 2000 Index*	18.37%	11.39%	9.44%
Russell 2000 Growth Index**	13.35%	6.93%	4.88%

*The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell 2000 Growth Index consists of those companies in the Russell 2000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

AST Neuberger Berman Small-Cap Growth Portfolio (formerly, AST DeAM Small-Cap Growth Portfolio) Annual Returns

Best Quarter	Worst Quarter
47.63%, 4th quarter 1999	-28.92%, 3rd quarter 2001

Average annual total returns for periods ended 12/31/06
	1 year	5 year	Since Inception (1/4/99)
Portfolio	7.76%	5.13%	1.58%
Russell 2000 Index*	18.37%	11.39%	9.50%
Russell 2000 Growth Index**	13.35%	6.93%	4.37%

*The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell 2000 Growth Index consists of those companies in the Russell 2000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

AST Federated Aggressive Growth Portfolio Annual Returns

Best Quarter	Worst Quarter
35.55%, 2nd quarter 2003	-32.24%, 3rd quarter 2001

Average annual total returns for periods ended 12/31/06
	1 year	5 year	Since Inception (10/23/00)
Portfolio	12.91%	12.79%	4.57%
Russell 2000 Index*	18.37%	11.39%	9.11%
Russell 2000 Growth Index**	13.35%	6.93%	1.59%

*The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell 2000 Growth Index consists of those companies in the Russell 2000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

AST Goldman Sachs Small-Cap Value Portfolio Annual Returns

Best Quarter	Worst Quarter
22.89%, 2nd quarter 1999	-22.12%, 3rd quarter 1998

Average annual total returns for periods ended 12/31/06
	1 year	5 year	Since Inception (1/2/98)
Portfolio	17.24%	13.95%	13.29%
Russell 2000 Index*	18.37%	11.39%	8.09%
Russell 2000 Value Index**	23.48%	15.37%	11.38%

*The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell 2000 Value Index measures the performance of Russell 2000 companies with higher price-to-book ratios. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

AST Small-Cap Value Portfolio Annual Returns

Best Quarter	Worst Quarter
19.09%, 2nd quarter 1999	-19.88%, 3rd quarter 1998

Average annual total returns for periods ended 12/31/06
	1 year	5 year	Since inception (1/2/97)
Portfolio	20.04%	12.90%	10.74%
Russell 2000 Index*	18.37%	11.39%	9.44%
Russell 2000 Value Index**	23.48%	15.37%	13.27%

*The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell 2000 Value Index measures the performance of Russell 2000 companies with higher price-to-book ratios. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

AST DeAM Small Cap Value Portfolio Annual Returns

Best Quarter	Worst Quarter
19.87%, 2nd quarter 2003	-4.36%, 1st quarter 2003

Average annual total returns for periods ended 12/31/06
	1 year	Since Inception (5/1/02)
Portfolio	19.95%	11.29%
Russell 2000 Index*	18.37	11.10
Russell 2000 Value Index**	23.48	13.45

*The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell 2000 Value Index measures the performance of Russell 2000 companies with higher price-to-book ratios. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

AST Goldman Sachs Mid-Cap Growth Portfolio Annual Returns

Best Quarter	Worst Quarter
18.12%, 2nd quarter 2003	-27.14%, 3rd quarter 2001

Average annual total returns for periods ended 12/31/06
	1 year	5 years	Since Inception (5/1/00)
Portfolio	6.28%	4.34%	-10.11%
Standard & Poor's Mid-Cap 400 Index*	10.32%	10.89%	9.23%
Russell Mid Cap Growth Index**	10.66%	8.22%	-0.67%

*The Standard & Poor's Mid-Cap 400 Composite Stock Price Index (Standard & Poor's MidCap 400 Index)--an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation--gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell Mid Cap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

AST Neuberger Berman Mid-Cap Growth Portfolio Annual Returns

Best Quarter	Worst Quarter
49.26%, 4th quarter 1999	-29.71% 3rd quarter 2001

Average annual total returns for periods ended 12/31/06
	1 year	5 year	10 year
Portfolio	14.06%	6.18%	6.97%
Standard & Poor's MidCap 400 Index*	10.32%	10.89%	13.47%
Russell Midcap Growth Index**	10.66%	8.22%	8.62%

*The Standard & Poor's MidCap 400 Composite Stock Price Index (Standard & Poor's MidCap 400 Index)--an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation--gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell Midcap Growth Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

AST Neuberger Berman Mid-Cap Value Portfolio Annual Returns

Best Quarter	Worst Quarter
15.95%, 4th quarter 1998	-14.90%, 3rd quarter 2002

Average annual total returns for periods ended 12/31/06
	1 year	5 year	10 year
Portfolio	10.75%	13.20%	11.61%
Standard & Poor's MidCap 400 Index*	10.32%	10.89%	13.47%
Russell Midcap Value Index**	20.22%	15.88%	13.65%

*The Standard & Poor's MidCap 400 Composite Stock Price Index (Standard & Poor's MidCap 400 Index)--an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation--gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

AST Mid-Cap Value Portfolio Annual Returns

Best Quarter	Worst Quarter
19.09%, 2nd quarter 2003	-17.80%, 3rd quarter 2002

Average annual total returns for periods ended 12/31/06
	1 year	5 years	Since Inception (10/23/00)
Portfolio	14.24%	8.39%	6.50%
Standard & Poor's 500 Index*	15.78%	6.18%	1.58%
Russell Midcap Value Index**	20.22%	15.88%	14.44%
Russell 3000 Value Index***	22.34%	11.20%	8.48%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The Portfolio no longer utilizes the Russell 3000 Value Index as a performance benchmark, and instead utilizes the Russell Midcap Value Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

AST T. Rowe Price Large-Cap Growth Portfolio Annual Returns

Best Quarter	Worst Quarter
28.30%, 4th quarter 1999	-16.90%, 1st quarter 2001

Average annual total returns for periods ended 12/31/06
	1 year	5 year	10 year
Portfolio	5.64%	2.12%	4.81%
Standard & Poors 500 Index*	15.78%	6.18%	8.42%
Russell 1000 Growth Index**	9.07%	2.69%	5.44%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 100 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

Past Performance: Capital Growth Portfolios (Continued)

AST MFS Growth Portfolio Annual Returns

Best Quarter	Worst Quarter
15.50%,4th quarter 2001	-22.43%, 3rd quarter 2001

Average annual total returns for periods ended 12/31/06
	1 year	5 years	Since Inception (10/28/99)
Portfolio	9.66%	2.64%	-0.82%
Standard & Poor's 500 Index*	15.78%	6.18%	2.19%
Russell 1000 Growth Index**	9.07%	2.69%	-2.73%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 100 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

AST Marsico Capital Growth Portfolio Annual Returns

Best Quarter	Worst Quarter
36.36%, 4th quarter 1999	-18.06%, 3rd quarter 2001

Average annual total returns for periods ended 12/31/06
	1 year	5 year	Since Inception (12/22/97)
Portfolio	7.24%	8.07%	8.82%
Standard & Poor's 500 Index*	15.78%	6.18%	5.96%
Russell 1000 Growth Index**	9.07%	2.69%	2.98%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 100 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

AST Goldman Sachs Concentrated Growth Portfolio Annual Returns

Best Quarter	Worst Quarter
33.97%, 4th quarter 1999	-26.71%, 1st quarter 2001

Average annual total returns for periods ended 12/31/06
	1 year	5 year	10 year
Portfolio	9.99%	0.70%	5.07%
Standard & Poor's 500 Index*	15.78%	6.18%	8.42%
Russell 1000 Growth Index**	9.07%	2.69%	5.44%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

AST DeAM Large-Cap Value Portfolio Annual Returns

Best Quarter	Worst Quarter
15.61%, 2nd quarter 2003	-17.31%, 3rd quarter 2002

Average annual total returns for periods ended 12/31/06
	1 year	5 year	Since Inception (10/23/00)
Portfolio	21.73%	11.01%	7.55%
Standard & Poor's 500 Index*	15.78%	6.18%	1.58%
Russell 1000 Value Index**	22.25%	10.86%	7.90%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell 1000 Value Index measures measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

AST Large-Cap Value Portfolio Annual Returns

Best Quarter	Worst Quarter
13.27%, 2nd quarter 2003	-16.19%, 3rd quarter 2002

Average annual total returns for periods ended 12/31/06
	1 year	5 year	10 year
Portfolio	18.46%	7.58%	7.98%
Standard & Poor's 500 Index*	15.78%	6.18%	8.42%
Russell 1000 Value Index**	22.25%	10.86%	11.00%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell 1000 Value Index measures measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

AST AllianceBernstein Core Value Portfolio Annual Returns

Best Quarter	Worst Quarter
15.51%, 2nd quarter 2003	-18.87%, 3rd quarter 2002

Average annual total returns for periods ended 12/31/06
	1 year	5 year	Since Inception (5/1/01)
Portfolio	21.34%	10.18%	9.19%
Standard & Poor's 500 Index*	15.78%	6.18%	4.05%
Russell 1000 Value Index**	22.25%	10.86%	8.66%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell 1000 Value Index measures measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

Past Performance Growth & Income Portfolios

AST AllianceBernstein Managed Index 500 Portfolio Annual Returns

Best Quarter	Worst Quarter
21.58%, 4th quarter 1998	-17.53%, 3rd quarter 2002

Average annual total returns for periods ended 12/31/06
	1 year	5 year	Since Inception (1/2/98)
Portfolio	12.60%	5.32%	5.71%
Standard & Poor's 500 Index*	15.78%	6.18%	5.96%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

AST American Century Income & Growth Portfolio Annual Returns

Best Quarter	Worst Quarter
16.72%, 4th quarter 1998	-17.11%, 3rd quarter 2002

Average annual total returns for periods ended 12/31/06
	1 year	5 year	Since Inception (1/2/97)
Portfolio	16.86%	7.29%	6.97%
Standard & Poor's 500 Index*	15.78%	6.18%	8.42%
Russell 1000 Index**	15.46%	6.82%	8.64%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell 1000 Index consists of the largest 1000 companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

AST AllianceBernstein Growth & Income Portfolio Annual Returns

Best Quarter	Worst Quarter
17.89%, 2nd quarter 2003	-18.25%, 3rd quarter 2002

Average annual total returns for periods ended 12/31/06
	1 year	5 year	10 year
Porfolio	17.27%	6.74%	8.94%
Standard & Poor's 500 Index*	15.78%	6.18%	8.42%
Russell 1000 Value Index**	22.25%	10.86%	11.00%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell 1000 Value Index measures measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

Past Performance: Special Equity Portfolios

AST Cohen & Steers Realty Portfolio Annual Returns

Best Quarter	Worst Quarter
17.44%, 4th quarter 2004	-10.76%, 3rd quarter 1998

Average annual total returns For periods ended 12/31/06
	1 year	5 year	Since Inception (1/2/98)
Portfolio	36.73%	25.03%	14.60%
NAREIT Equity REIT Index*	35.06%	23.20%	13.85%
Wilshire Reit Index**	36.13%	23.84%	14.81%

* The NAREIT Equity REIT Index is an unmanaged, capitalization-weighted index of all equity real estate investment trusts. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Wilshire REIT index seeks to provide a broad representation of the U.S. real estate securities markets. In order to be included in the REIT index, a company must be an equity owner and operator of commercial or residential real estate and must generate at least 75% of its revenue from such assets. It also must meet minimum requirements for market capitalization and liquidity. Certain types of securities, such as mortgage REITs, are excluded, as are companies with more than 25% of their assets in direct mortgage investments. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

AST T. Rowe Price Natural Resources Portfolio Annual Returns

Best Quarter	Worst Quarter
19.85%, 4th quarter 2003	-18.58%, 3rd quarter 2002

Average annual total returns for periods ended 12/31/06
	1 year	5 year	10 year
Portfolio	15.87%	20.30%	14.15%
Lipper Natural Resources Fund Index*	19.46%	21.80%	12.70%
Standard & Poor's 500 Index**	15.78%	6.18%	8.42%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Lipper Natural Resources Fund Index is an is an unmanaged equally-weighted index of the largest mutual funds in the Lipper Natural Resources category of funds. The Lipper Natural Resources Fund Index has been added this year as a supplemental index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

Past Performance: Asset Allocation Portfolios

AST American Century Strategic Allocation Portfolio (formerly, AST American Century Strategic Balanced Portfolio) Annual Returns

Best Quarter	Worst Quarter
14.12%, 4th quarter 1998	-8.89%, 3rd quarter 2002

Average annual total returns for periods ended 12/31/06
	1 year	5 years	Since Inception (1/2/97)
Portfolio	9.67%	6.05%	6.87%
Standard & Poor's 500 Index*	15.78%	6.18%	8.42%
Current Blended Index**	13.03%	7.69%	7.87%
Former Blended Index**	11.11%	5.98%	7.88%

Note: Prior to May 1, 2007, the Portfolio was known as the AST American Century Strategic Balanced Portfolio and had a fundamental investment policy to invest approximately 60% of its assets in equity securities and approximately 40% of its assets in bonds and other fixed-income securities. The Portfolio will no longer operate pursuant to this fundamental investment policy because Portfolio shareholders have approved its termination. As a result, the performance history furnished above reflects the investment performance, investment operations, investment policies and investment strategies of the former AST American Century Strategic Balanced Portfolio, and does not represent the actual or predicted investment performance of the AST American Century Strategic Allocation Portfolio.

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Current Blended Index consists of the Russell 3000 Index (48%), MSCI EAFE Index (GD) (15%), Citigroup Broad-Investment Grade "BIG" Bond Index (31%), and Three-Month U.S. Treasury Bill Index (6%). The Former Blended Index consisted of the Standard & Poor's 500 Index (60%) and the Lehman Brothers Aggregate Bond Index (40%). The Portfolio no longer utilizes the Former Blended Index as a performance benchmark, because the Current Blended Index is more diversified and more representative of new investment strategies which were implemented by the Portfolio's subadviser following shareholder approval earlier in 2006. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

AST T. Rowe Price Asset Allocation Portfolio Annual Returns

Best Quarter	Worst Quarter
12.45%, 2nd quarter 2003	-10.47%, 3rd quarter 2002

Average annual total returns for periods ended 12/31/06
	1 year	5 year	10 year
Portfolio	12.49%	7.91%	7.92%
Standard & Poor's 500 Index*	15.78%	6.18%	8.42%
Blended Index**	10.88%	6.04%	7.90%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Blended Index consists of the Standard & Poor's 500 Index (60%) and the Lehman Brothers Government/Credit Index (40%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

AST UBS Dynamic Alpha Portfolio (formerly, AST Global Allocation Portfolio) Annual Returns

Best Quarter	Worst Quarter
16.25%, 4th quarter 1999	-12.44%, 3rd quarter 2001

Average annual total returns for periods ended 12/31/06
	1 year	5 year	10 year
Portfolio	11.14%	5.94%	6.16%
Standard & Poor's 500 Index*	15.78%	6.18%	8.42%
Former Blended Index**	12.29%	7.50%	7.93%
Current Blended Index**	12.35%	7.55%	7.98%

Note: Prior to May 1, 2007, the Portfolio was known as the AST Global Allocation Portfolio and was operated as a "fund-of-funds." Pursuant to shareholder approval, the Portfolio's contractual investment management fee increased from 0.10% to 1.00% of the Portfolio's average daily net assets, the Portfolio is no longer operated as a "fund-of-funds," and the investment strategies and policies of the Portfolio are materially different. The performance history furnished above reflects the investment performance, investment operations, investment policies and investment strategies of the former AST Global Allocation Portfolio, and does not represent the actual or predicted investment performance of the AST UBS Dynamic Alpha Portfolio.

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. This index is no longer utilized to measure the performance of the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Former Blended Index consists of the Russell 3000 Index (48%), the Lehman Brothers Aggregate Bond Index (40%), and the MSCI EAFE Index (ND) (12%). The Current Blended Index consists of the Russell 3000 Index (48%), the Lehman Brothers Aggregate Bond Index (40%) and the MSCI EAFE Index (GD) (12%). The Blended Index no longer utilizes the MSCI EAFE Index (ND) and instead now utilizes the MSCI EAFE Index (GD). The ND (net dividends) and GD (gross dividends) versions of the MSCI EAFE Index differ in that ND returns reflect the impact of the maximum withholding taxes on reinvested dividends while the GD version does not reflect the impact of withholding taxes on reinvested dividends. Based on a recommendation of the Fund's Manager, the Board determined that the GD version of the benchmark, which generally reflects higher returns, is a more appropriate benchmark for the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

AST Aggressive Asset Allocation Portfolio Annual Returns

Best Quarter	Worst Quarter
8.33%, 4th quarter 2006	-2.27%, 2nd quarter 2006

Average annual total returns for periods ended 12/31/06
	1 year	Since Inception (12/5/05)
Portfolio	15.68%	14.68%
Blended Index*	17.89%	17.48%

*Blended Index consists of Russell 3000 Index (80%) and MSCI EAFE Index (GD) (20%). These returns do not include the effect of any investment management expenses. The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. Based on a reccomendation of the Portfolio's Manager, the Board determined that the GD version of the benchmark, which generally reflects higher returns, is a more appropriate benchmark for the Portfolio. These returns would have been lower if they included the effect of these expenses.

AST Capital Growth Asset Allocation Portfolio Annual Returns

Best Quarter	Worst Quarter
7.25%, 4th quarter 2006	-2.10%, 2nd quarter 2006

Average annual total returns for periods ended 12/31/06
	1 year	Since Inception (12/5/05)
Portfolio	13.67%	12.92%
Standard & Poor's 500 Index*	15.78%	14.52%
Primary Blended Index**	15.10%	14.90%
Secondary Blended Index***	13.43%	12.56%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Primary Blended Index consists of the Russell 3000 Index (64%), the MSCI EAFE Index (GD) (16%) and the Lehman Brothers Aggregate Bond Index (20%). The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. Based on a reccomendation of the Portfolio's Manager, the Board determined that the GD version of the benchmark, which generally reflects higher returns, is a more appropriate benchmark for the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Secondary Blended Index consists of the Standard & Poor's 500 Index (80%) and the Lehman Brothers Aggregate Bond Index (20%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

AST Balanced Asset Allocation Portfolio Annual Returns

Best Quarter	Worst Quarter
6.05%, 4th quarter, 2006	-1.73%, 2nd quarter, 2006

Average annual total returns for periods ended 12/31/06
	1 year	Since Inception (12/5/05)
Portfolio	11.77%	11.25%
S&P 500 Index*	15.78%	14.52%
Primary Blended Index**	13.03%	12.98%
Secondary Blended Index***	11.69%	11.10%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**Primary Blended Index consists of Russell 3000 Index (52%), MSCI EAFE Index (GD) (13%), and Lehman Brothers Aggregate Bond Index (35%). The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. Based on a reccomendation of the Portfolio's Manager, the Board determined that the GD version of the benchmark, which generally reflects higher returns, is a more appropriate benchmark for the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***Secondary Blended Index consists of the Standard & Poor's 500 Index (65%) and the Lehman Brothers Aggregate Bond Index (35%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

AST Conservative Asset Allocation Portfolio Annual Returns

Best Quarter	Worst Quarter
5.31%, 4th quarter 2006	-1.45%, 2nd quarter 2006

Average annual total returns for periods ended 12/31/06
	1 year	Since Inception (12/5/05)
Portfolio	10.56%	10.23%
S&P 500 Index*	15.78	14.52
Primary Blended Index**	11.66	11.72
Secondary Blended Index***	10.53	10.14

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**Primary Blended Index consists of Russell 3000 Index (44%), MSCI EAFE Index (GD) (11%), and Lehman Brothers Aggregate Bond Index (45%). The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. Based on a reccomendation of the Portfolio's Manager, the Board determined that the GD version of the benchmark, which generally reflects higher returns, is a more appropriate benchmark for the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***Secondary Blended Index consists of the Standard & Poor's 500 Index (55%) and the Lehman Brothers Aggregate Bond Index (45%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

AST Preservation Asset Allocation Portfolio Annual Returns

Best Quarter	Worst Quarter
3.63%, 4th quarter 2006	-1.07%, 2nd quarter 2006

Average annual total returns for periods ended 12/31/06
	1 year	Since Inception (12/5/05)
Portfolio	7.96%	7.91%
S&P 500 Index*	15.78%	14.52%
Primary Blended Index**	8.96%	9.21%
Secondary Blended Index***	8.25%	8.22%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**Primary Blended Index consists of Russell 3000 Index (28%), MSCI EAFE Index (GD) (7%), and Lehman Brothers Aggregate Bond Index (65%). The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. Based on a reccomendation of the Portfolio's Manager, the Board determined that the GD version of the benchmark, which generally reflects higher returns, is a more appropriate benchmark for the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***Secondary Blended Index consists of the Standard & Poor's 500 Index (35%) and the Lehman Brothers Aggregate Bond Index (65%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

AST Advanced Strategies Portfolio
AST First Trust Balanced Target Portfolio
AST First Trust Capital Appreciation Target Portfolio

No performance history is presented for the AST Advanced Strategies Portfolio, the AST First Trust Balanced Target Portfolio or the AST First Trust Capital Appreciation Target Portfolio, because these portfolios do not yet have a full calendar year of performance.

Past Performance: Fixed Income Portfolios

AST T. Rowe Price Global Bond Portfolio Annual Returns

Best Quarter	Worst Quarter
7.85%, 2nd quarter 2002	-5.56%, 1st quarter 1999

Average annual total returns for periods ended 12/31/06
	1 year	5 year	10 year
Portfolio	6.27%	7.44%	4.04%
Lehman Brothers Global Aggregate Index*	6.64%	7.85%	5.52%

*The Lehman Brothers Global Aggregate Index provides a broad-based measure of the global investment-grade fixed-rate debt markets. The Global Aggregate Index contains three major components: the U.S. Aggregate Index, the Pan-European Aggregate Index, and the Asian-Pacific Aggregate Index. In addition to securities from these three benchmarks (94.4% of the overall Global Aggregate market value), the Global Aggregate Index includes Global Treasury, Eurodollar, Euro-Yen, Canadian, and Investment-Grade 144A index-eligible securities not already in the three regional aggregate indices. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

AST High Yield Portfolio Annual Returns

Best Quarter	Worst Quarter
7.65%, 2nd quarter 2003	-7.35%, 4th quarter 2000

Average annual total returns for periods ended 12/31/06
	1 year	5 year	10 year
Portfolio	10.35%	8.56%	4.95%
Merrill Lynch High Yield Index*	11.64%	9.85%	6.86%
Lehman Brothers High Yield 2% Issuer Capped Index**	10.76%	10.20%	6.63%

*The Merrill Lynch High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index is an is an unmanaged index of the 2% Issuer Cap component of the Lehman Brothers High Yield Corporate Bond Index, which is a market value-weighted index of fixed rate, non-investment grade debt. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

AST Lord Abbett Bond-Debenture Portfolio Annual Returns

Best Quarter	Worst Quarter
6.91%, 2nd quarter 2003	-3.24%, 3rd quarter 2001

Average annual total returns for periods ended 12/31/06
	1 year	5 years	Since Inception (10/23/00)
Portfolio	9.80%	7.30%	6.63%
Merrill Lynch High Yield Market II Index with 2% Issuer constraint*	11.77%	9.86%	8.40%
Blended Index**	9.87%	8.73%	7.36%

*The Merrill Lynch High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market. Issuers are capped at 2% of the Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Blended Index consists of the Lehman Brothers High Yield 2% Issuer Capped Index (60%), the Lehman Brothers Aggregate Bond Index (20%) and the Merrill Lynch All Convertible Index (20%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

AST PIMCO Total Return Bond Portfolio Annual Returns

Best Quarter	Worst Quarter
6.22%, 3rd quarter 2001	-2.13%, 2nd quarter 2004

Average annual total returns for periods ended 12/31/06
	1 year	5 year	10 year
Portfolio	3.74%	5.13%	6.37%
Lehman Brothers U.S. Aggregate Bond Index*	4.33%	5.06%	6.24%

*The Lehman Brothers U.S. Aggregate Bond Index —an unmanaged index of investment-grade securities issued by the U.S. Government and its agencies and by corporations with between one and ten years remaining to maturity—gives a broad look at how short and intermediate-term bonds have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

AST PIMCO Limited Maturity Bond Portfolio Annual Returns

Best Quarter	Worst Quarter
2.83%, 3rd quarter 2001	-0.73%, 2nd quarter 2004

Average annual total returns for periods ended 12/31/06
	1 year	5 year	10 year
Portfolio	3.82%	3.39%	4.97%
Merrill Lynch 1-3 Year Index*	3.96%	2.82%	4.69%

*The Merrill Lynch 1-3 Year Treasury Index is a sub-index of the Merrill Lynch Treasury Master Index. It includes issues in the form of publicly placed, coupon-bearing U.S. Treasury debt. Issues must carry a term to maturity of at least one year. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

AST Money Market Portfolio Annual Returns

Best Quarter	Worst Quarter
1.77%, 3rd quarter 2000	0.13%, 4th quarter 2003

Average annual total returns for periods ended 12/31/06
	1 year	5 year	10 year
Portfolio	4.57%	2.00%	3.47%
Lipper Variable Insurance Products (VIP) Money Market Funds Average*	4.54	1.99	3.50

*The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

7-Day Yield (as of 12/31/06)
AST Money Market Portfolio*	4.97%
Average Money Market Fund**	4.54%

*The Portfolio's yield is after deduction of expenses and does not include contract charges.

**Source: iMoneyNet, Inc., as of December 26, 2006, based on the iMoneyNet Prime Retail Universe.

Fees and Expenses of the Portfolios

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios. Unless otherwise indicated, the fees and expenses shown below are based upon each Portfolio's expenses for the year ended December 31, 2006 and are expressed as a percentage of the average daily net assets of each Portfolio.

The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, in %)
	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Acquired Portfolio Fees & Expenses [2]	Total Annual Portfolio Operating Expenses [3]
AST International Growth (formerly, AST William Blair International Growth)	None	1.00	None	.15	-	1.15
AST International Value (formerly, AST LSV International Value)	None	1.00	None	.13	-	1.13
AST JPMorgan International Equity	None	.87	None	.16	-	1.03
AST MFS Global Equity	None	1.00	None	.25	-	1.25
AST Small-Cap Growth	None	.90	None	.18	-	1.08
AST Neuberger Berman Small-Cap Growth (formerly, AST DeAM Small-Cap Growth)	None	.95	None	.16	-	1.11
AST Federated Aggressive Growth	None	.95	None	.14	-	1.09
AST Goldman Sachs Small-Cap Value	None	.95	None	.18	-	1.13
AST Small-Cap Value	None	.90	None	.13	-	1.03
AST DeAM Small-Cap Value	None	.95	None	.23	-	1.18
AST Goldman Sachs Mid-Cap Growth	None	1.00	None	.15	-	1.15
AST Neuberger Berman Mid-Cap Growth	None	.90	None	.14	-	1.04
AST Neuberger Berman Mid-Cap Value	None	.89	None	.11	-	1.00
AST Mid-Cap Value	None	.95	None	.21	-	1.16
AST T. Rowe Price Large-Cap Growth	None	.90	None	.11	-	1.01
AST MFS Growth	None	.90	None	.13	-	1.03
AST Marsico Capital Growth	None	.90	None	.11	-	1.01
AST Goldman Sachs Concentrated Growth	None	.90	None	.13	-	1.03
AST DeAM Large-Cap Value	None	.85	None	.15	-	1.00
AST Large-Cap Value	None	.75	None	.11	-	.86
AST AllianceBernstein Core Value	None	.75	None	.14	-	.89
AST AllianceBernstein Managed Index 500	None	.60	None	.14	-	.74
AST American Century Income & Growth	None	.75	None	.15	-	.90
AST AllianceBernstein Growth & Income	None	.75	None	.11	-	.86
AST Cohen & Steers Realty Portfolio	None	1.00	None	.13	-	1.13
AST T. Rowe Price Natural Resources Portfolio	None	.90	None	.13	-	1.03
AST American Century Strategic Allocation (formerly, AST American Century Strategic Balanced)	None	.85	None	.21	-	1.06
AST Advanced Strategies	None	.85	None	.24	-	1.09
AST T. Rowe Price Asset Allocation	None	.85	None	.14	-	.99
AST UBS Dynamic Alpha (formerly, AST Global Allocation) [4]	None	1.00	None	.21	-	1.21
AST First Trust Balanced Target	None	.85	None	.21	-	1.06
AST First Trust Capital Appreciation Target	None	.85	None	.19	-	1.04
AST Aggressive Asset Allocation	None	.15	None	.05	.99	1.19
AST Capital Growth Asset Allocation	None	.15	None	.02	.95	1.12
AST Balanced Asset Allocation	None	.15	None	.02	.90	1.07
AST Conservative Asset Allocation	None	.15	None	.04	.89	1.08
AST Preservation Asset Allocation	None	.15	None	.08	.82	1.05
AST T. Rowe Price Global Bond	None	.80	None	.16	-	.96
AST High Yield	None	.75	None	.15	-	.90
AST Lord Abbett Bond-Debenture	None	.80	None	.14	-	.94
AST PIMCO Total Return Bond	None	.65	None	.12	-	.77
AST PIMCO Limited Maturity Bond	None	.65	None	.12	-	.77
AST Money Market	None	.50	None	.11	-	.61

Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Because the following example does not include the effect of Contract charges, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus. The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same (including the indirect expenses of any acquired portfolios in which the Portfolio invests), and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example
	1 Year	3 Years	5 Years	10 Years
AST International Growth	$117	$365	$633	$1,398
AST International Value	115	359	622	1,375
AST JPMorgan International Equity	105	328	569	1,259
AST MFS Global Equity	127	397	686	1,511
AST Small-Cap Growth	110	343	595	1,317
AST Neuberger Berman Small-Cap Growth	113	353	612	1,352
AST Federated Aggressive Growth	111	347	601	1,329
AST Goldman Sachs Small-Cap Value	115	359	622	1,375
AST Small-Cap Value	105	328	569	1,259
AST DeAM Small-Cap Value	120	375	649	1,432
AST Goldman Sachs Mid-Cap Growth	117	365	633	1,398
AST Neuberger Berman Mid-Cap Growth	106	331	574	1,271
AST Neuberger Berman Mid-Cap Value	102	318	552	1,225
AST Mid-Cap Value	118	368	638	1,409
AST T. Rowe Price Large-Cap Growth	103	322	558	1,236
AST MFS Growth	105	328	569	1,259
AST Marsico Capital Growth	103	322	558	1,236
AST Goldman Sachs Concentrated Growth	105	328	569	1,259
AST DeAM Large-Cap Value	102	318	552	1,225
AST Large-Cap Value	88	274	477	1,061
AST AllianceBernstein Core Value	91	284	493	1,096
AST AllianceBernstein Managed Index 500	76	237	411	918
AST American Century Income & Growth	92	287	498	1,108
AST AllianceBernstein Growth & Income	88	274	477	1,061
AST Cohen & Steers Realty	115	359	622	1,375
AST T. Rowe Price Natural Resources	105	328	569	1,259
AST American Century Strategic Allocation	108	337	585	1,294
AST Advanced Strategies	111	347	601	1,329
AST T. Rowe Price Asset Allocation	101	315	547	1,213
AST UBS Dynamic Alpha (formerly AST Global Allocation)[3]	123	384	665	1,466
AST First Trust Balanced Target	108	337	585	1,294
AST First Trust Capital Appreciation Target	106	331	574	1,271
AST Aggressive Asset Allocation	121	378	654	1,443
AST Capital Growth Asset Allocation	114	356	617	1,363
AST Balanced Asset Allocation	109	340	590	1,306
AST Conservative Asset Allocation	110	343	595	1,317
AST Preservation Asset Allocation	107	334	579	1,283
AST T. Rowe Price Global Bond	98	306	531	1,178
AST High Yield	92	287	498	1,108
AST Lord Abbett Bond-Debenture Portfolio	96	300	520	1,155
AST PIMCO Total Return Bond	79	246	428	954
AST PIMCO Limited Maturity Bond	79	246	428	954
AST Money Market	62	195	340	762

1Shares of the Portfolios are generally purchased through variable insurance products. The Fund has entered into arrangements with the issuers of the variable insurance products offering the Portfolios under which the Fund compensates the issuers 0.10% for providing ongoing services to Portfolio shareholders in lieu of the Fund providing such services directly to shareholders. Amounts paid under these arrangements are included in "Other Expenses." Subject to the expense limitations set forth below, for each Portfolio of the Fund other than the Dynamic Asset Allocation Portfolios, 0.03% of the 0.10% adminstrative services fee is voluntarily waived. The Dynamic Asset Allocation Portfolios do not directly pay any portion of the 0.10% administrative service fee.

2 Some of the Portfolios invest in other investment companies (the Acquired Portfolios). For example, each Dynamic Asset Allocation Portfolio invests in shares of other Portfolios of the Fund, and some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown under "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2006. The Dynamic Asset Allocation Portfolios do not pay any transaction fees when purchasing or redeeming shares of the Acquired Portfolios.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less that 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of such Portfolios.

3 Prudential Investments LLC and AST Investment Services, Inc. have voluntarily agreed to waive a portion of their management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund. These arrangements, which are set forth as follows, may be discontinued or otherwise modified at any time. AST AllianceBernstein Core Value: 1.25%; AST AllianceBernstein Growth & Income: 1.25%; AST AllianceBernstein Managed Index 500: 0.80%; AST American Century Income & Growth: 1.25%; AST American Century Strategic Allocation: 1.25%; AST Cohen & Steers Realty: 1.45%; AST DeAM Large-Cap Value: 1.25%; AST DeAM Small-Cap Value: 1.14%; AST Neuberger Berman Small-Cap Growth: 1.35%; AST Federated Aggressive Growth: 1.35%; AST Goldman Sachs Concentrated Growth: 0.86%; AST Goldman Sachs Mid-Cap Growth: 1.12%; AST Goldman Sachs Small-Cap Value: 1.35%; AST High Yield: 0.88%; AST JPMorgan International Equity: 1.01%; AST International Value: 1.50%; AST Large-Cap Value: 1.20%; AST Lord Abbett Bond-Debenture: 0.88%; AST MFS Global Equity: 1.18%; AST MFS Growth: 1.35%; AST Marsico Capital Growth: 1.35%; AST Mid-Cap Value: 1.45%; AST Money Market: 0.56%; AST Neuberger Berman Mid-Cap Growth: 1.25%; AST Neuberger Berman Mid-Cap Value: 1.25%; AST PIMCO Total Return Bond: contractual Portfolio expense limit 1.05%, which can be discontinued or modified only by amending the contract; AST PIMCO Limited Maturity Bond: 1.05%; AST Small-Cap Growth: 1.07%; AST Small-Cap Value: 1.30%; AST T. Rowe Price Asset Allocation: 1.25%; AST T. Rowe Price Global Bond: 1.75%; AST T. Rowe Price Large-Cap Growth: 1.45%; AST T. Rowe Price Natural Resources: 1.35%; AST International Growth: 1.75%; AST Dynamic Asset Allocation Portfolios: 0.20%.

4 Expenses shown are the annualized estimated operating expenses for AST UBS Dynamic Alpha Portfolio effective May 1, 2007. Operating expenses for the AST Global Allocation Portfolio based upon the year ended December 31, 2006 would be as follows: Shareholder Fees (fees paid directly from your investment) - None; Management Fees - .10%; Distribution (12b-1) Fees - None; Other Expenses - .09%; Acquired Portfolio Fees & Expenses - .88%; Total Annual Portfolio Operating Expenses - 1.07%.

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives & Policies

We describe each Portfolio's investment objective and policies on the following pages. We describe certain investment instruments that appear below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

AST International Growth Portfolio (formerly, AST William Blair International Growth Portfolio)

Investment Objective: long-term growth of capital.

Principal Investment Policies and Risks:
The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States. Equity securities include common stocks, preferred stocks, warrants, securities convertible into or exchangeable for common or preferred stocks, American Depositary Receipts (ADRs) and other similar depositary receipts and shares. The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Portfolio normally invests primarily in securities of issuers from at least five different countries, which may include countries with emerging markets,excluding the United States. Although the Portfolio intends to invest at least 80% of its assets in the securities of issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The assets of the Portfolio are independently managed by two subadvisers under a multi-manager structure. Pursuant to the multi-manger structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

This portfolio is advised by William Blair and Marsico. William Blair is responsible for managing approximately 70% of the Portfolio's assets and Marsico is responsible for managing approximately 30% of the Portfolio's assets.

Although each subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States, each subadviser expects to utilize different investment strategies to achieve the Portfolio's investment objective of long-term growth of capital. The current asset allocations and principal investment strategies for each of the subadvisers are summarized below.

Under normal circumstances, the Portfolio primarily invests in securities of issuers from at least five different countries, which may include countries with emerging markets, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country. The Portfolio invests primarily in companies selected for their growth potential.

William Blair generally takes a "bottom up" approach to choosing investments for the Portfolio. In other words, William Blair seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large, regardless of where the companies are organized or where they primarily conduct business. Although themes may emerge, William Blair generally selects securities, without regard to any defined allocation among countries, geographic regions or industry sectors, or other similar selection procedure. Current income is not a significant factor in choosing investments, and any income realized by the Portfolio will be incidental to its objective.

In selecting investments for the portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection. The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As with any fund investing primarily in equity securities, the fundamental risk associated with the Portfolio is the risk that the value of the equity securities it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. As a fund that invests primarily in the securities of foreign issuers, the risk associated with the Portfolio may be greater than a fund investing primarily in domestic securities. For a further discussion of the risks involved in investing in foreign securities, see this Prospectus under "Principal Risks." In addition, the Portfolio may invest to some degree in smaller or newer issuers, which are more likely to realize substantial growth as well as suffer significant losses than larger or more established issuers.

The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made. To a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices.

Special Situations. The Portfolio may invest in "special situations" from time to time. A special situation arises when, in the opinion of a subadviser, the securities of a particular issuer will be recognized and increase in value due to a specific development with respect to that issuer. Developments creating a special situation might include a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:
The Portfolio may invest to a lesser degree in debt securities, including bonds rated below investment grade ("junk" bonds), mortgage and asset-backed securities and zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

The Portfolio may make short sales "against the box." In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Portfolio intends to use most derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase income. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

Index/Structured Securities. The Portfolio may invest in indexed/structured securities, which typically are short-to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors

Temporary Investments. When a subadviser believes that market conditions are not favorable for profitable investing or when the subadviser is otherwise unable to locate favorable investment opportunities, the Portfolio's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and bonds. The Portfolio's cash and similar investments may include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the subadviser. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of long-term growth of capital will be limited.

This Portfolio is co-managed by William Blair and Marsico. William Blair is responsible for managing approximately 70% of the Portfolio, and Marsico is responsible for managing approximately 30% of the Portfolio.

AST International Value Portfolio (formerly, AST LSV International Value Portfolio)

Investment Objective: to seek capital growth.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in equity securities. The 80% requirement applies at the time the Portfolio invests its assets. Equity securities include common stocks, securities convertible into common stocks and securities having common characteristics or other derivative instruments whose value is based on common stocks such as rights, warrants or options to purchase common stock, preferred stock, convertible preferred stock, convertible bonds, convertible debentures, convertible notes, depository receipts, futures contracts and swaps.

To achieve the Portfolio's investment objective, the Portfolio will invest at least 65% of its net assets in the equity securities of foreign companies in at least three different countries, without limit as to the amount of Portfolio assets that may be invested in any single country. A company is considered to be a foreign company if it satisfies at least one of the following criteria:

  securities are traded principally on stock exchanges in one or more foreign countries;

  derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries;

  maintains 50% or more of its assets in one or more foreign countries;

  is organized under the laws of a foreign country; or

  principal executive office is located in a foreign country.

The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin. The companies in which the Portfolio invests may be of any size.

The assets of the Portfolio are independently managed by two subadvisers under a multi-manager structure. Pursuant to the multi-manger structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the subadvisers. The allocations will be reviewed by the Investment Managers periodically and the allocations may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus. As of February 28, 2007, LSV is responsible for managing approximately 40% of the Portfolio's assets, and Thornburg is responsible for managing approximately 60% of the Portfolio's assets.

Although each subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in equity securities, each subadviser expects to utilize different investment strategies to achieve the Portfolio's investment objective of capital growth. The current asset allocations and principal investment strategies for each of the subadvisers are summarized below.

LSV uses proprietary quantitative investment models to manage the Portfolio in a bottom-up security selection approach combined with overall portfolio risk management. The primary components of the investment models are: 1) indicators of fundamental undervaluation, such as high dividend yield, low price-to-cash flow ratio or low price-to-earnings ratio, 2) indicators of past negative market sentiment, such as poor past stock price performance, 3) indicators of recent momentum, such as high recent stock price performance, and 4) control of incremental risk relative to the benchmark index. All such indicators are measured relative to the overall universe of non-U.S., developed market equities. This investment strategy can be described as a "contrarian value" approach. The objective of the strategy is to outperform the unhedged U.S. Dollar total return (net of foreign dividend withholding taxes) of the MSCI EAFE Index. The Portfolio may invest in equity securities from any of the countries comprising the MSCI EAFE Index.

The Portfolio will typically hold at least 100 stocks and LSV will generally align its portion of the Portfolio's country weightings with those of the MSCI EAFE Index. LSV intends to keep its portion of the Portfolio's assets as fully invested in non-U.S. equities as practicable at all times, except as needed to accommodate the Portfolio's liquidity needs.

Thornburg uses individual company and industry analysis to make investment decisions. The principal focus is on traditional or "basic" value stocks. The portfolio may include stocks that in Thornburg's opinion provide value in a broader or different context. The relative proportions of these different types of securities will vary over time. Stocks are grouped into three categories: Basic Value, Consistent Earners, and Emerging Franchises.

· Basic Value stocks are financially sound companies with well-established businesses that are selling at low valuations relative to the company's net assets or potential earning power.
· Consistent Earners are companies with steady earnings and dividend growth that are selling at attractive valuations and are priced below historical norms.
· Emerging Franchises are value-priced companies in the process of establishing a leading position in a product, service, or market that is expected to grow at an above average rate.

Generally, the majority of the portfolio will be invested in Basic Value and Consistent Earners. Debt securities are considered for investment when Thornburg believes them to be more attractive than equity alternatives.

Among specific factors considered in identifying undervalued securities for inclusion in the portfolio are: price/earnings ratio, price to book value, price/cash flow ratio, debt/capital ratio, dividend yield, dividend history, security and consistency of revenue stream, undervalued assets, relative earnings growth potential, industry growth potential, industry leadership, dividend growth potential, franchise value and potential for favorable developments.

Like all equity securities, the market values of securities held by the Portfolio can fluctuate significantly, reflecting the business performance of the issuing company, investor perception or general economic or financial market movements. As a fund that invests primarily in the securities of foreign issuers, the risk and degree of share price fluctuation of the Portfolio may be greater than a fund investing primarily in domestic securities.

Investments in foreign securities involve different risks that U.S. investments, including fluctuations in currency exchange rates, unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices such as those that apply to U.S. issuers. Foreign investments of the Portfolio may include securities issued by companies locating in developing countries. Developing countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue are expected to be more volatile and more uncertain as to payment of interest and principal.

For an additional discussion of the risks involved in foreign securities, see this Prospectus under "Principal Risks."

Other Investments:

Options, Financial Futures and Other Derivatives. The Portfolio may deal in options on securities and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. Options transactions may be used to pursue the Portfolio's investment objective and also to hedge against currency and market risks, but are not intended for speculation. The Portfolio may engage in financial futures transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.

In addition to options and financial futures, the Portfolio may invest in a broad array of other "derivative" instruments, including forward currency transactions and swaps in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly. The types of derivatives and techniques used by the Portfolio may change over time as new derivatives and strategies are developed or as regulatory changes occur.

Certain additional information about the other investments that the Portfolio may make and their risks is included below under "More Detailed Information on How the Portfolios Invest."

Temporary Investments. Up to 100% of the assets of the Portfolio may be invested temporarily in cash or cash equivalents in response to extraordinary adverse political, economic or stock market events. Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST JPMorgan International Equity Portfolio

Investment Objective: to seek capital growth.

Principal Investment Objectives and Risks:
The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in equity securities. The 80% investment requirement applies at the time the Portfolio invests its assets. Equity securities include common stocks, securities convertible into common stocks and securities having common stock characteristics or other derivative instruments whose value is based on common stocks, such as rights, warrants or options to purchase common stock, preferred stock, convertible preferred stock, convertible bonds, convertible debentures, convertible notes, depository receipts, futures contracts and swaps investments.

The Portfolio seeks to meet its investment objective by normally investing primarily in a diversified portfolio of equity securities of companies located or operating in developed non-U.S. countries and emerging markets of the world. The equity securities will ordinarily be traded on a recognized foreign securities exchange or traded in a foreign over-the-counter market in the country where the issuer is principally based, but may also be traded in other countries including the United States.

The Portfolio will normally allocate its investments among a variety of countries, regions and industry sectors, investing in several countries outside of the United States. However, the Portfolio may invest a substantial part of its assets in any one country. The Portfolio intends to invest in companies (or governments) in the following countries or regions: the Far East including Japan, Europe including the UK and other countries or areas that the subadviser may select from time to time. The Portfolio may invest up to 15% of its total assets in securities of issuers located and operating primarily in emerging market countries.

As with any equity fund, the fundamental risk associated with the Portfolio is the risk that the value of the securities it holds might decrease. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. As a fund that invests primarily in the securities of foreign issuers, the risk and degree of share price fluctuation of the Portfolio may be greater than a fund investing primarily in domestic securities. The risks of investing in foreign securities, which are described in more detail below under "Principal Risks," include political and economic conditions and instability in foreign countries, less available information about foreign companies, lack of strict financial and accounting controls and standards, less liquid and more volatile securities markets, and fluctuations in currency exchange rates. While the Portfolio may engage in transactions intended to hedge its exposure to fluctuations in foreign currencies, it does not normally do so. To the extent the Portfolio invests in securities of issuers in developing countries, the Portfolio may be subject to even greater levels of risk and share price fluctuation. Transaction costs are often higher in developing countries and there may be delays in settlement of transactions.

Other Investments:
The Portfolio may invest up to 20% of its total assets in debt or preferred equity securities exchangeable for or convertible into marketable equity securities of foreign companies. In addition, the Portfolio may regularly invest up to 20% of its total assets in high-grade short-term debt securities, including U.S. Government obligations, investment grade corporate bonds or taxable municipal securities, whether denominated in U.S. dollars or foreign currencies. The Portfolio also may purchase and write (sell) covered call and put options on securities and stock indices. The Portfolio may also purchase and sell stock and interest rate futures contracts and options on these futures contracts. The purpose of these transactions is to hedge against changes in the market value of the Portfolio's securities caused by changing interest rates and market conditions, and to close out or offset existing positions in options or futures contracts. The Portfolio may from time to time make short sales "against the box."

Temporary Investments. In addition to regularly investing up to 20% of its total assets in short-term debt securities as noted above, the Portfolio may hold all or a significant portion of its assets in cash, money market instruments, bonds or other debt securities in anticipation of or in response to adverse market conditions or for cash management purposes. While the Portfolio is in such a defensive position, the opportunity to achieve its investment objective of capital growth may be limited.

AST MFS Global Equity Portfolio

Investment Objective: to seek capital growth.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets in equity securities. The 80% investment requirement applies at the time the Portfolio invests its assets. Equity securities represent an ownership interest, or the right to acquire an ownership interest in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depository receipts for those securities.

In selecting investments for the Portfolio, the subadviser is not constrained to any particular investment style. The Portfolio may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

While the Portfolio may invest its assets in companies of any size, the Portfolio generally focuses on companies with large capitalizations.

The Portfolio may invest its assets in U.S. and foreign securities, including emerging market securities.

The Portfolio may invest a relatively high percentage of its assets in a single country or a small number of countries.

The subadviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

As a fund that invests primarily in equity stocks, the value of the securities held by the Portfolio may decline, either because of changing economic, political or market conditions, or because of the economic condition of the company that issued the security. As a global fund that invests in both U.S. and foreign securities, the Portfolio's level of risk may be lower than that of many international funds but higher than that of many domestic equity funds. The Portfolio's investments in foreign stocks may cause the risk and degree of share price fluctuation of the Portfolio to be greater than a fund investing primarily in domestic securities. The risks of investing in foreign securities, which are described in more detail in the "Principal Risks" section of the prospectus, include risks relating to political, social and economic conditions abroad, risks resulting from differing regulatory standards in non-U.S. markets, and fluctuations in currency exchange rates. To the extent the Portfolio invests in the securities of issuers in developing countries, the risks relating to investing in foreign securities likely will be accentuated. The Portfolio may also be subject to increased risk if it makes significant investments in securities traded over-the-counter, because such securities are frequently those of smaller companies that generally trade less frequently and are more volatile than the securities of larger companies.

Other Investments:
Although the Portfolio will invest primarily in equity securities, the Portfolio may purchase and sell futures contracts and related options on securities indices, foreign currencies and interest rates for hedging and non-hedging purposes. The Portfolio may also enter into forward contracts for the purchase or sale of foreign currencies for hedging and non-hedging purposes. The Portfolio may purchase and write (sell) options on securities, stock indices and foreign currencies. The Portfolio may also purchase warrants.

Temporary Investments. The Portfolio may depart from its principal investment strategy by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. When investing for defensive purposes, the Portfolio may hold cash or invest in cash equivalents, such as short-term U.S. government securities, commercial paper and bank instruments. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

AST Small-Cap Growth Portfolio

Investment Objective: long-term capital growth.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000® Growth Index at the time of the Portfolio's investment. The size of the companies in the Russell 2000® Growth Index and those on which the subadvisers intend to focus the Portfolio's investments will change with market conditions.

The assets of the Portfolio are independently managed by two subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Manager of the Portfolio determines and allocates a portion of the Portfolio's assets to each of the subadvisers. The allocations will be reviewed by the Investment Manager periodically and may be altered or adjusted by the Investment Manager without prior notice. Such adjustments will be reflected in the annual update to this prospectus. Although each subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the Portfolio's assets in small capitalization companies, each subadviser expects to utilize different investment strategies to achieve the Portfolio's objective of long-term capital growth. The current asset allocations and principal investment strategies for each of the subadvisers are summarized below.

Neuberger Berman Management Inc. ("NB Management") is responsible as of January 31, 2007 for managing approximately 45% of the Portfolio's assets. The subadviser will look for companies with strong business franchises that are likely to sustain long-term rates of earnings growth for a three-to five-year time horizon and companies with stock prices that the market has undervalued relative to the value of similar companies and that offer excellent potential to appreciate over a three-to five-year time horizon. In choosing companies, the subadviser will also consider the company's overall business qualities. These qualities include the company's profitability and cash flow, financial condition, insider ownership, and stock valuation. In selecting companies that the subadviser believes may have greater potential to appreciate in price, it will invest the Portfolio in smaller companies that are under-followed by major Wall Street brokerage houses and large asset management firms.

Eagle Asset Management ("Eagle") is responsible as of January 31, 2007 for managing approximately 55% of the Portfolio's assets. Eagle uses extensive fundamental research to seek out rapidly growing, under-researched small cap companies trading at reasonable valuations. Such companies typically have accelerating earnings growth, a high or expanding return on equity, a competent management team with a strong ownership incentive and a positive catalyst such as an exciting new product, a management change or other restructuring.

Securities will generally be sold if they reach what is believed to be an unsustainable valuation, if their fundamentals deteriorate, if the original investment thesis proves to be incorrect or if the industry dynamics have negatively changed.

Because the Portfolio invests primarily in common stocks, the primary risk of investing in the Portfolio is that the value of the stocks it holds might decrease, and you could lose money. The prices of the securities in the Portfolios will fluctuate. These price movements may occur because of changes in the financial markets as a whole, a company's individual situation or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

Other Investments:
The Portfolio may invest to a lesser degree in types of securities other than common stocks, including preferred stocks, warrants, and convertible securities. In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

Foreign Securities. The Portfolio may invest up to 15% of its total assets in foreign securities. The Portfolio may invest directly in foreign securities denominated in foreign currencies, or may invest through depositary receipts or passive foreign investment companies. Generally, the same criteria are used to select foreign securities as domestic securities. American Depository Receipts and foreign issuers traded in the United States are not considered to be Foreign Securities for purposes of this investment limitation.

Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Portfolio may use derivative instruments to hedge the value of its portfolio against potential adverse movements in securities prices, currency exchange rates or interest rates.

Temporary Investments. When the subadviser believes that market conditions are not favorable for profitable investing or when the subadviser is otherwise unable to locate favorable investment opportunities, the Portfolio's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and other equity securities. The Portfolio's cash and similar investments may include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the subadviser or others. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST Neuberger Berman Small-Cap Growth Portfolio (formerly, AST DeAM Small-Cap Growth Portfolio)

Investment Objective: to seek maximum growth of investors' capital from a portfolio primarily of growth stocks of smaller companies.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio pursues its investment objective, under normal market conditions, by investing primarily in the equity securities of small sized companies included in the Russell 2000® Growth Index. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The Russell 2000® Growth Index is a market capitalization index that measures the performance of small-sized companies with above average growth prospects. As of January 31, 2007, the average market capitalization of the companies in the Russell 2000® Growth Index was $1.25 billion and the median market capitalization was $656 million. The size of the companies in the Russell 2000® Growth Index will change with market conditions.

The Portfolio Manager employs a disciplined investment strategy when selecting stocks. Using fundamental research and quantitative analysis the Manager looks for fast-growing companies with above-average sales and competitive returns on equity relative to their peers. In doing so, the Portfolio Manager analyzes financial condition, market share and competitive leadership of the company's products, earnings growth relative to competitors and market valuation in comparison to a stock's own historical norms and the stocks of other small cap companies.

Like all common stocks, the market values of the common stocks held by the Portfolio can fluctuate significantly, reflecting the business performance of the issuing company, investor perception or general economic or financial market movements. Because of the Portfolio's focus on the stocks of smaller growth companies, investment in the Portfolio may involve substantially greater than average share price fluctuation and investment risk. A fund focusing on growth stocks will generally involve greater risk and share price fluctuation than a fund investing primarily in value stocks. While the Portfolio attempts to outperform the Russell 2000® Growth Index, the Portfolio also may under-perform the Russell 2000® Growth Index over short or extended periods.

In addition, investments in securities of smaller companies are generally considered to offer greater opportunity for appreciation and to involve greater risk of depreciation than securities of larger companies. Smaller companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key people for management. Because the securities of small-cap companies are not as broadly traded as those of larger companies, they are often subject to wider and more abrupt fluctuations in market price. Additional reasons for the greater price fluctuations of these securities include the less certain growth prospects of smaller firms and the greater sensitivity of small companies to changing economic conditions.

Other Investments:
In addition to investing in common stocks, the Portfolio may also invest to a limited degree in preferred stocks and debt securities when they are believed by the subadviser to offer opportunities for capital growth. Other types of securities in which the Portfolio may invest include:

Foreign Securities. The Portfolio may invest in securities of foreign issuers in the form of depositary receipts or that are denominated in U.S. dollars. Foreign securities in which the Portfolio may invest include any type of security consistent with its investment objective and policies. The prices of foreign securities may be more volatile than those of domestic securities.

Options, Financial Futures and Other Derivatives. The Portfolio may deal in options on securities and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. Options transactions may be used to pursue the Portfolio's investment objective and also to hedge against currency and market risks, but are not intended for speculation. The Portfolio may engage in financial futures transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.

In addition to options and financial futures, the Portfolio may invest in a broad array of other "derivative" instruments in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly. The types of derivatives and techniques used by the Portfolio may change over time as new derivatives and strategies are developed or as regulatory changes occur.

Temporary Investments. When a defensive position is deemed advisable because of prevailing market conditions, the Portfolio may invest without limit in high grade debt securities, commercial paper, U.S. Government securities or cash or cash equivalents, including repurchase agreements. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of maximum capital growth will be limited.

AST Federated Aggressive Growth Portfolio

Investment Objective: to seek capital growth.

Prinicpal Investment Policies and Risks:
The Portfolio will pursue its investment objective, under normal circumstances, by investing primarily in the stocks of small companies that are traded on national security exchanges, NASDAQ stock exchange and on the over-the-counter market. As noted earlier small companies will be defined as companies with market capitalizations similar to companies in the Russell 2000® Index or the Standard & Poor's Small Cap 600 Index. Such definition will be applied at the time of investment and the Portfolio will not be required to sell a stock because the company has grown outside the market capitalization range of small capitalization stocks. Up to 25% of the Portfolio's net assets may be invested in foreign securities, which are typically denominated in foreign currencies. Solely for purposes of complying with this policy an issuer's security will be considered to be a foreign security if the security is denominated in a foreign currency or purchased on a securities exchange outside the United States. Certain securities not included in this definition of foreign securities may still be subject to risks of foreign investing that are described in this prospectus. For example, an issuer that is organized in an offshore jurisdiction but who has its principal place of business or whose securities are traded principally on a securities exchange in the United States will not be considered a foreign security for purposes of this policy but may still be subject to risks associated with foreign securities.

The assets of the portfolio are independently managed by two subadvisers under a multi-manager structure. Although each subadviser will follow the Portfolio's policy of investing, they expect to utilize different investment strategies to achieve the Portfolio's objective of capital growth.

The Portfolio is advised by Federated Equity Management Company of Pennsylvania ("Federated Equity")and Federated MDTA LLC ("Federated MDTA"). Federated MDTA is responsible for initially managing approximately 30% of the Portfolio's assets and Federated Equity is responsible for managing the remainder of the Portfolio's assets.

Federated Equity Management Company of Pennsylvania ("Federated Equity")

The Federated Kaufmann Team ("Kaufmann") process for selecting investments is bottom-up and growth-oriented. There is an emphasis on individual stock selection rather than trying to time the highs and lows of the market or concentrating in certain industries or sectors. Kaufmann assesses individual companies from the perspective of a long-term investor. Kaufmann seeks to purchase stocks of companies that it believes: are profitable and leaders in the industry; have distinct products and services which address substantial markets; can rapidly grow annual earnings over the next three to five years; or have superior proven management and solid balance sheet.

Federated MDTA LLC

MDT Advisers selects most of the Portfolio's investments from companies listed in the Russell 2000 Growth Index. The index measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the small-cap segments of the U.S. equity universe, which includes the 2,000 smallest companies by market capitalization within the Russell 3000 Index (an index that includes the 3,000 largest U.S. companies by market capitalization, representing approximately 98% of the investable domestic equity market).

MDT Advisers' strategy was developed using a quantitative model (referred to as the Optimum Q Process). The Optimum Q Process seeks to screen its universe of stocks for stocks that meet certain valuation (i.e., price-to-book ratio, price-to-earnings ratio) and performance metrics (i.e., earnings momentum or earnings growth) that MDT Advisers believes might be indicative of an attractive investment opportunity. The selection process also factors in trading costs (particularly market impact) by biasing the portfolio toward those stocks which have less trading cost. MDT Advisers' process also utilizes diversification constraints which keep the portfolio diversified by business, industry and sector.

MDT Advisers believes that by using a disciplined, quantitative process, its universe of stocks can be analyzed daily and more objectively than by following a more traditional approach. The strategy seeks to maximize compound annual returns while controlling risk. This portion of the portfolio is constructed from the bottom up – considering profit trends, earnings risk, and company valuation – in much the same way as a fundamental analyst would construct a portfolio. The process takes into account trading costs to ensure that trades are generated only to the extent they are expected to be profitable on an after trading cost basis. Risk is controlled through diversification constraints. These constraints limit both the size of an investment in any one company and the extent to which the portfolio's exposure to any one business, industry or sector differs from that of the strategy's universe of possible investments. MDT Advisers engages in active trading of portfolio securities under its management to achieve investment goals.

The Portfolio also may invest up to 15% of its net assets in illiquid securities.

As with any fund investing primarily in equity securities, the Portfolio is subject to the risk that the value of equity securities in the Portfolio will decline. These declines may occur in the form of a sustained trend or a drastic movement. The prices of individual portfolio stocks will fluctuate because of factors specific to that company or because of changes in stock valuations generally.

Because of the Portfolio's emphasis on small company growth stocks, the Portfolio will likely be subject to a degree of risk and share price fluctuation greater than that of many other equity funds. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital.

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends. In addition, the Portfolio's level of risk and share price fluctuation may increase to the extent it emphasizes investments in the securities of foreign companies.

Other Investments:
Short Sales. The Portfolio may make short sales of securities listed on one or more national exchanges or on the NASDAQ stock exchange. A short sale means selling a security the Portfolio does not own to take advantage of an anticipated decline in the stock's price. Once the Portfolio sells the security short, it has an obligation to replace the borrowed security. If it can buy the security back at a lower price, a profit results. In no event will the Portfolio engage in short sales transactions if it would cause the market value of all of the Portfolio's securities sold short to exceed 25% of its net assets. The value of the securities of any one issuer that may be shorted by the Portfolio is limited to the lesser of 2% of the value of the Portfolio's net assets or 2% of the securities of any class of the issuer. The Portfolio may also "sell short against the box," i.e., the Portfolio owns securities identical to those sold short. Short sales against the box are not subject to the 25% limitation. A capital gain is recognized immediately upon entering into a short sale against the box with respect to an appreciated security. Short sales are speculative in nature, and may reduce returns or increase volatility.

The Portfolio may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Portfolio may use derivatives contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies, or types of securities in which the Portfolio may invest directly. The Portfolio may also, for example, use derivative contracts to:

  Obtain premiums from the sale of derivative contracts;

  Realize gains from trading a derivative contract; or

  Hedge against potential losses.

There can be no assurance that the Portfolio's use of derivative contracts or hybrid instruments will work as intended.

The Portfolio may buy or sell call and put options. The Portfolio may also buy or sell financial futures (such as currency futures, index futures and security futures) as well as currency forward contracts. The Portfolio may also invest in interest rate swaps, total return swaps, credit default swaps, currency swaps, and caps and floors.

Temporary Investments. The Portfolio may temporarily depart from its principal investment strategies by investing its assets in cash and short-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. When the Portfolio is in such a defensive position, the ability to achieve its investment objective of capital growth may be limited.

AST Goldman Sachs Small-Cap Value Portfolio

Investment Objective: to seek long-term capital growth.

Principal Investment Policies and Risks:
The Portfolio will seek its objective, under normal circumstances, through investments primarily in equity securities of small capitalization companies that are believed to be undervalued in the marketplace. Typically, in choosing stocks, the subadviser looks for companies using the subadviser's value investment philosophy. The subadviser seeks to identify well-positioned businesses that have attractive returns on capital, sustainable earnings and cash flow, and strong company management focused on long-term returns to shareholders as well as attractive valuation opportunities where the intrinsic value is not reflected in the stock price.

Price and Prospects. All successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Since most value managers tend to focus almost exclusively on price, they often underestimate the importance of prospects. The subadviser believes a company's prospective ability to generate high cash flow and returns on capital will strongly influence investment success.

Uncertainty creates opportunity. Some stock price declines truly reflect a permanently disadvantaged business model. These stocks are the "value traps" that mire price-oriented investors. Other stock price declines merely reflect near-term market volatility. Through our proprietary research and strong valuation discipline, the subadviser seeks to purchase well-positioned, cash generating businesses run by shareholder-oriented managements at a price low enough to provide a healthy margin of safety.

Avoiding "value traps." The subadviser believes the key to successful investing in the small cap value space is to avoid the "losers" or "value traps." Academic studies have shown that small cap value has historically outperformed other asset classes, but with higher volatility and less liquidity. By focusing on stock selection within sectors and avoiding the "losers," we believe we can participate in the long-term performance of small cap value with much less risk than other managers.

The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies (measured at the time of purchase). Small capitalization companies are defined as companies within the market capitalization range of the Russell 2000® Value Index. The Portfolio may invest up to 25% of its assets in foreign securities.

Although the Portfolio typically will hold a large number of securities and follow a relatively conservative value-driven investment strategy, the Portfolio does entail above-average investment risk and share price fluctuation compared to the overall U.S. stock market. Small capitalization companies may offer significant appreciation potential but may carry more risk than larger companies. Generally, small companies rely on limited product lines, markets and financial resources, and these and other factors may make them more susceptible to setbacks or economic downturns. Smaller companies normally have fewer shares outstanding and trade less frequently than large companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations.

Other Investments:
The Portfolio may engage in various portfolio strategies to reduce certain risks of its investments and to enhance income, but not for speculation. The Portfolio may purchase and write (sell) put and covered call options on equity securities or stock indices that are traded on national securities exchanges. The Portfolio may purchase and sell stock index futures for certain hedging and risk management purposes. New financial products and risk management techniques continue to be developed and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.

The Portfolio may invest up to 25% of its net assets (at the time of investment) in securities (of the type described above) that are primarily traded in foreign countries. The Portfolio may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. The Portfolio also may purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets. The Portfolio may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency.

The Portfolio also may invest in preferred stocks and bonds that either have attached warrants or are convertible into common stocks.

Temporary Investments. For temporary defensive purposes or pending other investments, the Portfolio may invest in high-quality, short-term debt obligations of banks, corporations or the U.S. Government. While the Portfolio is in a defensive position, its ability to achieve its investment objective of long-term capital growth will be limited.

AST Small-Cap Value Portfolio

Investment Objective: to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.

Principal Investment Policies and Risks:
The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in small capitalization companies. The 80% requirement applies at the time the Portfolio invests its assets. Small capitalization companies are generally those that have market capitalizations (measured at the time of purchase) within the market capitalization range of the Russell 2000® Value Index.

The assets of the Portfolio are independently managed by four subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the Portfolio's assets in small capitalization companies, each subadviser expects to utilize different investment strategies to achieve the Portfolio's objective of long-term capital growth. The current asset allocations and principal investment strategies for each subadviser are summarized below:

J.P. Morgan was responsible, as of February 28, 2007, for managing approximately 54% of the Portfolio's assets. This subadviser follows a three-step process. First, a rigorous quantitative model is used to evaluate the prospects of each company in the investable universe and rank each company's relative attractiveness within its economic sector based on a number of factors including valuation and improving fundamentals. Next, the results of the quantitative model are reviewed and modified based on the fundamental stock and industry insights of the sector specific research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks that are the least attractive, based on the rankings from the first two steps, while trying to minimize uncompensated risks relative to the benchmark.

Lee Munder was responsible, as of February 28, 2007, for managing approximately 17% of the Portfolio's assets. This subadviser seeks the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. The subadviser's research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, Lee Munder generally looks to the following: (1) Low price/earnings, price/book value or total capitalization/cash flow ratios relative to the company's peers; (2) Low stock price relative to a company's underlying asset values; (3) A sound balance sheet and other positive financial characteristics. The subadviser then determines whether there is an emerging catalyst that will focus investor attention on the underlying assets of the company, such as takeover efforts, a change in management, or a plan to improve the business through restructuring or other means.

ClearBridge was responsible, as of February 28, 2007, for managing approximately 12% of the Portfolio's assets. ClearBridge emphasizes individual security selection while spreading the Portfolio's investments among industries and sectors. ClearBridge uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector. ClearBridge uses quantitative parameters to select a universe of smaller capitalized companies that fit the Portfolio's general investment criteria. In selecting individual securities from within this range, the subadviser looks for "value" attributes, such as low stock price relative to earnings, book value and cash flow and high return on invested capital. ClearBridge also uses quantitative methods to identify catalysts and trends that might influence the Portfolio's industry or sector focus, or the subadviser's individual security selection.

Dreman was responsible, as of February 28, 2007, for managing approximately 18% of the Portfolio's assets. Dreman's investment objective is to provide a total return greater than that of the benchmark over time, to protect client capital during market downturns and to stay consistent in our low price-to-earnings ratio, contrarian value approach to investment management, while taking into consideration dividend yield. Dreman will seek to attain superior returns by using a contrarian value investment approach Dreman believes that it can attain superior performance by adhering to an investment strategy that is disciplined and has a demonstrated record of success. Dreman's investment strategy emphasizes stocks that offer unique investment values. The criterion used to identify such stocks include below average price-to-earnings, price-to-book, and/or price-to-cash flow ratios and above average dividend yields. Over the last 25 years, extensive studies, which date as far back as the 1930s, conducted by David Dreman and affiliates of Dreman, have led the Dreman to conclude that consistently applying disciplined value strategies yields superior long-term total returns.

Other Investments:
Although the Portfolio will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, preferred stocks, convertible securities, warrants and bonds when considered consistent with the Portfolio's investment objective and policies. The Portfolio may purchase preferred stock for capital appreciation where the issuer has omitted, or is in danger of omitting, payment of the dividend on the stock. Debt securities would be purchased in companies that meet the investment criteria for the Portfolio.

The Portfolio may invest up to 20% of its total assets in foreign securities, including American Depositary Receipts and securities of companies in developing countries, and may enter into forward foreign currency exchange contracts (the Portfolio may invest in foreign cash items in excess of this 20% limit). The Portfolio may enter into stock index or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of regulating the Portfolio's exposure to the equity markets. The Portfolio may also write (sell) call and put options and purchase put and call options on securities, financial indices, and currencies. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.

Temporary Investments. Up to 100% of the assets of the Portfolio may be invested temporarily in cash or cash equivalents in response to extraordinary adverse political, economic or stock market events. Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST DeAM Small-Cap Value Portfolio

Investment Objective: to seek maximum growth of investors' capital from a portfolio primarily of value stocks of smaller companies.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio pursues its investment objective, under normal market conditions, by investing primarily in the equity securities of small-sized companies included in the Russell 2000® Value Index. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. As noted earlier the subadviser employs an investment strategy that seeks to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell 2000® Value Index, but which outperforms the Russell 2000® Value Index through active stock selection. The size of the companies in the Russell 2000® Value Index will change with market conditions. The targeted tracking error of this Portfolio is 4% with a standard deviation of +/ - 4%. It is possible that the deviation may be higher. For purposes of this Portfolio, the strategy of attempting to correlate a stock portfolio's market risk with that of a particular index, in this case the Russell 2000® Value Index, while improving upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

The subadviser generally takes a bottom-up approach to building the Portfolio, searching for individual companies that demonstrate the best potential for significant returns. The allocation to industries and capitalization is targeted to be similar to that of the Russell 2000® Value Index. The subadviser considers a number of factors in determining whether to invest in a value stock, including earnings growth rate, analysts' estimates of future earnings and industry-relative price multiples. Other factors are net income growth versus cash flow growth as well as earnings and price momentum. In the selection of investments, long-term capital appreciation will take precedence over short range market fluctuations. However, the Portfolio may occasionally make investments for short-term capital appreciation.

Like all common stocks, the market values of the common stocks held by the Portfolio can fluctuate significantly, reflecting the business performance of the issuing company, investor perception or general economic or financial market movements. Because of the Portfolio's focus on the stocks of small-cap companies, investment in the Portfolio may involve substantially greater than average share price fluctuation and investment risk. While value investing historically has involved less risk than investing in growth companies, investing in value stocks carries the risk that the market will not recognize the stock's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. While the Portfolio attempts to outperform the Russell 2000® Value Index, the Portfolio also may under-perform the Russell 2000® Value Index over short or extended periods.

In addition, investments in securities of smaller companies are generally considered to offer greater opportunity for appreciation and to involve greater risk of depreciation than securities of larger companies. Smaller companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key people for management. Because the securities of small-cap companies are not as broadly traded as those of larger companies, they are often subject to wider and more abrupt fluctuations in market price. Additional reasons for the greater price fluctuations of these securities include the less certain growth prospects of smaller firms and the greater sensitivity of small companies to changing economic conditions.

Other Investments:
In addition to investing in common stocks, the Portfolio may also invest to a limited degree in preferred stocks and debt securities when they are believed by the subadviser to offer opportunities for capital growth. Other types of securities in which the Portfolio may invest include:

Foreign Securities. The Portfolio may invest in securities of foreign issuers in the form of depositary receipts or that are denominated in U.S. dollars. Foreign securities in which the Portfolio may invest include any type of security consistent with its investment objective and policies. The prices of foreign securities may be more volatile than those of domestic securities.

Options, Financial Futures and Other Derivatives. The Portfolio may deal in options on securities and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. Options transactions may be used to pursue the Portfolio's investment objective and also to hedge against currency and market risks, but are not intended for speculation. The Portfolio may engage in financial futures transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.

In addition to options and financial futures, the Portfolio may invest in a broad array of other "derivative" instruments in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly. The types of derivatives and techniques used by the Portfolio may change over time as new derivatives and strategies are developed or as regulatory changes occur.

Temporary Investments . When a defensive position is deemed advisable because of prevailing market conditions, the Portfolio may invest without limit in high grade debt securities, commercial paper, U.S. Government securities or cash or cash equivalents, including repurchase agreements. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of maximum capital growth will be limited.

AST Goldman Sachs Mid-Cap Growth Portfolio

Investment Objective: to seek long-term growth of capital.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio pursues its objective by investing primarily in equity securities selected for their growth potential. Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. For purposes of the Portfolio, as previously noted, medium-sized companies are those whose market capitalizations (measured at the time of investment) fall within the range of companies in the Russell Midcap® Growth Index. The subadviser generally takes a "bottom up" approach to choosing investments for the Portfolio. In other words, the subadviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The subadviser makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Because the Portfolio may invest substantially all of its assets in equity securities, the main risk of investing in the Portfolio is that the value of the equity securities it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market or economic conditions. As a fund that invests primarily in mid-cap companies, the Portfolio's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. In general, the smaller the company, the more likely it is to suffer significant losses as well as to realize substantial growth. Smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or potential development, or they may be developing or marketing products or services for which there are not yet, and may never be, established markets. In addition, such companies may be subject to intense competition from larger companies, and may have more limited trading markets than the markets for securities of larger issuers.

The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made. To a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices.

Special Situations. The Portfolio may invest in "special situations." A "special situation" arises when, in the opinion of the subadviser, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in "special situations" carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:
Although the subadviser expects to invest primarily in domestic and foreign equity securities, the Portfolio may also invest to a lesser degree in other types of securities, such as debt securities. Debt securities may include bonds rated below investment grade ("junk" bonds), mortgage and-asset backed securities and zero coupon, pay-in-kind and step coupon securities.

The Portfolio may make short sales "against the box." In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

Index/Structured Securities. The Portfolio may invest in indexed/structured securities, which typically are short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value increase or decrease if the reference index or instrument appreciates).

Foreign Securities. The Portfolio may invest up to 25% of its net assets in foreign securities denominated in foreign currencies and not publicly traded in the United States. The Portfolio may invest directly in foreign securities denominated in a foreign currency, or may invest through depositary receipts or passive foreign investment companies. Generally, the same criteria are used to select foreign securities as domestic securities. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. For more information on foreign securities and their risks, see this Prospectus under "Principal Risks."

Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Portfolio may use derivative instruments to hedge or protect its portfolio from adverse movements in securities prices, currency exchange rates, and interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to enhance return.

Temporary Investments. When the subadviser believes that market conditions are unfavorable for profitable investing, or when the subadviser is otherwise unable to locate attractive investment opportunities, the Portfolio's cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks. Even when the Portfolio is essentially fully invested, some residual amount of Portfolio assets may remain in cash and similar investments. These investments may include commercial paper, certificates of deposit, repurchase agreements, short-term debt obligations, and money market funds (including funds managed by the subadviser). When the Portfolio's investments in cash or similar investments increase, the opportunity to achieve its investment objective of long-term growth of capital may be limited.

AST Neuberger Berman Mid-Cap Growth Portfolio

Investment Objective: to seek capital growth.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in common stocks of mid-capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

Generally, as noted earlier, companies with equity market capitalizations that fall within the range of the Russell Midcap® Growth Index at the time of investment are considered mid-cap companies for purposes of the Portfolio. The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.

The subadviser employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the subadviser looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the subadviser analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company's products; earnings growth relative to competitors; and market valuation in comparison to a stock's own historical norms and the stocks of other mid-cap companies.

The subadviser follows a disciplined selling strategy, and may sell a stock when it fails to perform as expected, or when other opportunities appear more attractive. As with any fund investing primarily in equity securities, the Portfolio is subject to the risk that the value of the equity securities in the Portfolio will decline.

As a fund that invests primarily in mid-cap companies, the Portfolio's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. Mid-cap stocks may fluctuate more widely in price than the market as a whole, may underperform other types of stocks when the market or the economy is not robust, or fall in price or be difficult to sell during market downturns. In addition, the Portfolio's growth investment program will generally involve greater risk and price fluctuation than funds that invest in more undervalued securities. Because the prices of growth stocks tend to be based largely on future expectations, these stocks historically have been more sensitive than value stocks to bad economic news and negative earnings surprises.

Other Investments:
Although equity securities are normally the Portfolio's primary investments, it may invest in preferred stocks and convertible securities, as well as the types of securities described below.

Fixed Income Securities. The Portfolio may also invest in investment grade fixed income or debt securities. If the quality of any fixed income securities held by the Portfolio deteriorates so that they are no longer investment grade, the Portfolio will sell such securities in an orderly manner so that its holdings of such securities do not exceed 5% of its net assets.

Foreign Securities. The Portfolio may invest up to 10% of the value of its total assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies. There is no limitation on the percentage of the Portfolio's assets that may be invested in securities of foreign companies that are denominated in U.S. dollars. In addition, the Portfolio may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

Covered Call Options. The Portfolio may try to reduce the risk of securities price or exchange rate changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, and may purchase call options in related closing transactions.

Real Estate Investment Trusts (REITs). The Portfolio may invest in REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate loans.

Temporary Investments. When the Portfolio anticipates unusual market or other conditions, it may temporarily depart from its objective of capital growth and invest substantially in high-quality short-term investments. This could help the Portfolio avoid losses but may mean lost opportunities.

AST Neuberger Berman Mid-Cap Value Portfolio

Investment Objective: to seek capital growth.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

Generally, as noted earlier, companies with equity market capitalizations that fall within the range of the Russell Midcap® Value Index at the time of investment are considered mid-cap companies for purposes of the Portfolio. Some of the Portfolio's assets may be invested in the securities of large-cap companies as well as in small-cap companies. The Portfolio seeks to reduce risk by diversifying among many companies and industries.

Under the Portfolio's value-oriented investment approach, the subadviser looks for well-managed companies whose stock prices are undervalued and that may rise in price before other investors realize their worth. The subadviser may identify value stocks in several ways, including based on earnings, book value or other financial measures. Factors that the subadviser may use to identify these companies include strong fundamentals, including a low price-to-earnings ratio, consistent cash flow, and a sound track record through all phases of the market cycle.

The subadviser may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The subadviser generally considers selling a stock when it reaches a target price, when the fundamentals fail to perform as expected, or when other opportunities appear more attractive.

As a fund that invests primarily in mid-cap companies, the Portfolio's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. Mid-cap stocks may fluctuate more widely in price than the market as a whole, may underperform other types of stocks when the market or the economy is not robust, or fall in price or be difficult to sell during market downturns. While value investing historically has involved less risk than investing in growth companies, the stocks purchased by the Portfolio will remain undervalued during a short or extended period of time. This may happen because value stocks as a category lose favor with investors compared to growth stocks, or because the subadviser failed to anticipate which stocks or industries would benefit from changing market or economic conditions.

Other Investments:
Although equity securities are normally the Portfolio's primary investment, it may invest in preferred stocks and convertible securities, as well as the types of securities described below.

Fixed Income Securities. The Portfolio may also invest in fixed income or debt securities. The Portfolio may invest up to 15% of its total assets, measured at the time of investment, in debt securities that are rated below investment grade or comparable unrated securities. There is no minimum rating on the fixed income securities in which the Portfolio may invest.

Foreign Securities. The Portfolio may invest up to 10% of the value of its total assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies. There is no limitation on the percentage of the Portfolio's assets that may be invested in securities of foreign companies that are denominated in U.S. dollars. In addition, the Portfolio may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

Covered Call Options. The Portfolio may try to reduce the risk of securities price changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, and may purchase call options in related closing transactions. The value of securities against which options will be written will not exceed 10% of the Portfolio's net assets.

Real Estate Investment Trusts (REITs). The Portfolio may invest in REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate loans.

Temporary Investments. When the Portfolio anticipates unusual market or other conditions, it may temporarily depart from its objective of capital growth and invest substantially in high-quality short-term investments. This could help the Portfolio avoid losses but may mean lost opportunities.

AST Mid-Cap Value Portfolio

Investment Objective: to seek capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.

Principal Investment Strategies and Risks:
The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in mid-capitalization companies. The 80% requirement applies at the time the Portfolio invests its assets. For purposes of the Portfolio, as noted earlier, mid-capitalization companies are generally those that have market capitalizations, at the time of purchase, within the range of companies included in the Russell Midcap® Value Index during the previous 12 months based on month-end data.

The assets of the Portfolio are independently managed by two subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the Portfolio's assets in mid-capitalization companies, each subadviser expects to utilize different investment strategies to achieve the Portfolio's objective of capital growth. The current asset allocations and principal investment strategies for each of the subadvisers are summarized below:

WEDGE is responsible for managing approximately 50% of the Portfolio's assets. This subadviser normally employs a traditional value style, bottom-up investment discipline that is intended to help identify stocks that are undervalued relative to their long term normalized earnings capability. WEDGE first employs two proprietary, fundamentally based screening models, using publicly available data on all eligible companies. The Fundamental Value Model identifies those stocks with the greatest potential for profit, based on projected earnings quality, dividend yields, and forward price/earnings ratios. In an effort to avoid financially unsound companies, WEDGE then employs the Financial Quality Model, which focuses on liquidity, profitability, and leverage factors. Stocks are ranked by both models for relative attractiveness, with approximately 37% of the initial universe becoming eligible for subsequent research.

Finally, WEDGE focuses on those companies that meet its value and financial parameters. WEDGE's research analysts employ comprehensive qualitative analysis to identify stocks with unrecognized value. Areas of emphasis include independent earnings forecasts and financial statement analysis, an evaluation of free cash flow generation and return on invested capital, absolute and relative valuations, industry analysis and competitive positioning along with an in-depth assessment of company management. All potential additions to the portfolio are reviewed and approved by the firm's Investment Policy Committee. The subadviser's decision to sell a stock is as highly disciplined as the decision to buy. Stocks are sold when fair valuation is reached, the original investment thesis has deteriorated, an upgrade opportunity develops or, with limited flexibility when warranted, the stock's Fundamental Value Model ranking falls to a predetermined level.

EARNEST is responsible for managing approximately 50% of the Portfolio's assets. This Sub-advisor expects to focus primarily on companies with a market capitalization between $1 billion and $20 billion at time of purchase. This subadviser normally employs a fundamental, bottom-up investment process. The first step in EARNEST's investment process is to screen the relevant universe to identify stocks that it believes are likely to outperform based on their financial characteristics and the current environment. Using an approach called Return Pattern Recognition, the subadviser seeks to identify the financial and market characteristics that have been in place when an individual company has produced outstanding performance. These characteristics include valuation measures, market trends, operating trends, growth measures, profitability measures, and macroeconomics. The subadviser screens thousands of companies and selects for an in-depth fundamental review those exhibiting the set of characteristics that it believes indicate outperformance. The screening process allows the subadviser to review thousands of companies and focus on those it considers the best prospects.

Next, the approximately 150 best companies identified in the screening process are put through a second more rigorous review. In this step, EARNEST develops and tests an investment thesis for each company. The test generally includes conversations with the company's management team and industry specialists, review of the company's financial reports, analysis of industry and company-specific studies, and independent field research. The subadviser seeks companies in attractive industries with developed strategies, talented and honest management teams, sufficient funding, and strong financial results. The subadviser eliminates from consideration any company that does not pass its fundamental analysis.

The final step in EARNEST's investment process is to construct a portfolio that includes those stocks it expects to have the best performance and that effectively manages the expected risk of meaningfully underperforming the assigned benchmark. The subadviser uses a statistical approach called downside deviation to measure and then constrain the likelihood of significantly underperforming the benchmark. Using this information, the subadviser selects investments that blend together to manage downside risk. The result is a client portfolio of approximately 60 stocks with high expected excess returns and limited risk of meaningful underperformance. This subadviser expects to focus on purchasing companies that have a market capitalization at the time of purchase between $1 and $20 billion, and expects to typically sell holdings whose market capitalizations have grown to more than twice the upper limit for purchase (i.e., whose market capitalization have grown to $40 billion).

As with all stock funds, the Portfolio's share price can fall because of weakness in the securities market as a whole, in particular industries or in specific holdings. Investing in mid-cap companies involves greater risk of loss than is customarily associated with more established companies. Stocks of mid-cap companies may be subject to more abrupt or erratic price movements than larger company stocks. Mid-cap companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. While a value approach to investing is generally considered to involve less risk than a growth approach, investing in value stocks carries the risks that the market will not recognize the stock's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Other Investments:
Although the Portfolio will invest primarily in common stocks of U.S. mid-capitalization companies, the Portfolio may invest up to 25% of its total assets in securities of non-U.S. issuers. While the Portfolio does not intend to do so to a significant degree, the Portfolio may enter into futures contracts and related options, and may purchase and sell call and put options on securities and securities indices. The Portfolio may also invest in warrants to purchase securities, and may engage in short sales "against the box".

Temporary Investments. When adverse market or economic conditions occur, the Portfolio may temporarily invest all or a portion of its assets in defensive investments. Such investments may include high grade debt securities, obligations of the U.S. Government and its agencies and instrumentalities, and short-term money market instruments. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

AST T. Rowe Price Large-Cap Growth Portfolio

Investment Objective: to seek long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

Principal Investment Policies and Risks:
The Portfolio takes a growth approach to investing and will normally invest at least 80% of its net assets in the common stocks of large companies. As noted earlier a large company is defined as one whose market cap is larger than the median market cap of companies in the Russell 1000® Growth Index. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization falls below this level. The subadviser generally looks for companies with an above-average rate of earnings growth and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth.

Because the Portfolio invests primarily in stocks, the Portfolio is subject to the risks associated with stock investments, and the Portfolio's share price therefore may fluctuate substantially. The Portfolio's share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Portfolio (for example, poor earnings, loss of major customers, availability of basic resources or supplies, major litigation against a company, or changes in governmental regulation affecting an industry). The Portfolio's focus on large, more-established companies may mean that its level of risk is lower than a fund investing primarily in smaller companies. Because the Portfolio invests in a smaller number of securities than many other funds, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's share price.

Other Investments:
In addition to investing in equity securities, the Portfolio also may:

· invest up to 20% of its net assets in convertible securities;
· invest up to 5% of its net assets in rights or warrants;
· invest up to 15% of its total assets in foreign securities;
· purchase and sell exchange-traded index options and stock index futures contracts; and
· write covered exchange-traded call options on its securities up to 15% of its total assets, and purchase exchange-traded call and put options on common stocks up to, for all options, 10% of its total assets.

American Depositary Receipts (ADRs) and other U.S.-dollar denominated securities of foreign companies are not considered foreign securities for purposes of the 15% limitation set forth above and may be purchased by the Portfolio.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

Temporary Investments. Although it does not expect to do so ordinarily, when business or financial conditions warrant the Portfolio may assume a temporary defensive position and invest in high-grade, short-term, fixed-income securities (which may include U.S. Government securities) or hold its assets in cash. The Portfolio may also invest in money market mutual funds managed by the subadviser. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective may be limited.

AST MFS Growth Portfolio

Investment Objective: to seek long-term growth of capital and future, rather than current, income.

Principal Investment Policies and Risks:
The Portfolio invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies that the subadviser believes offer better than average prospects for long-term growth.

The subadviser focuses on investing the portfolio's assets in the stock of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

While the subadviser may invest the Portfolio's assets in companies of any size, the Portfolio generally focuses on companies with large capitalizations.

The subadviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

The Portfolio may invest up to 35% of its net assets in foreign securities.

As with any fund investing primarily in common stocks, the value of the securities held by the Portfolio may decline in value, either because of changing economic, political or market conditions or because of the economic condition of the company that issued the security. These declines may be substantial. In addition, the prices of the growth company stocks in which the Portfolio invests may fluctuate to a greater extent than other equity securities due to changing market conditions or disappointing earnings results. The Portfolio may invest in foreign companies, including companies located in developing countries, and it therefore will be subject to risks relating to political, social and economic conditions abroad, risks resulting from differing regulatory standards in non-U.S. markets, and fluctuations in currency exchange rates.

Other Investments:
Although the Portfolio will invest primarily in common stocks and related securities, the Portfolio may also invest in variable and floating rate debt securities. The Portfolio may purchase and sell futures contracts and related options on securities indices, foreign currencies and interest rates for hedging and non-hedging purposes. The Portfolio may also enter into forward contracts for the purchase or sale of foreign currencies for hedging and non-hedging purposes. The Portfolio may purchase and write (sell) options on securities, stock indices and foreign currencies.

Temporary Investments. The Portfolio may depart from its principal investment strategy by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. When investing for defensive purposes, the Portfolio may hold cash or invest in cash equivalents, such as short-term U.S. government securities, commercial paper and bank instruments. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

AST Marsico Capital Growth Portfolio

Investment Objective: to seek capital growth. Income is not an investment objective and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective.

Principal Investment Policies and Risks:
The Portfolio invests primarily in the common stocks of large companies that are selected for their growth potential. Large companies are defined as those companies within the market capitalization range of the Russell 1000® Growth Index. The Portfolio will normally hold a core position of between 35 and 50 common stocks. The Portfolio may hold a limited number of additional common stocks at times when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the Portfolio , Marsico uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors, and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.
Marsico may reduce or sell a Fund's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Portfolio's core investments generally are comprised of established companies and securities that exhibit growth characteristics. However, the portfolio also may typically include companies with more aggressive growth characteristics, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team or an acquisition.

The primary risk associated with investment in the Portfolio will be the risk that the equity securities held by the Portfolio will decline in value. The risk of the Portfolio is expected to be commensurate with that of other funds using a growth strategy to invest in the stocks of large and medium-sized companies.

Although it is the general policy of the Portfolio to purchase and hold securities for capital growth, changes in the Portfolio will be made as the subadviser deems advisable. For example, portfolio changes may result from liquidity needs, securities having reached a desired price, or by reason of developments not foreseen at the time of the investment was made.

Special Situations. The Portfolio may invest in "special situations" from time to time. A "special situation" arises when, in the opinion of the subadviser, the securities of a particular company will be recognized and increase in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in "special situations" carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:
The Portfolio may also invest to a lesser degree in preferred stocks, convertible securities, warrants, and debt securities when the Portfolio perceives an opportunity for capital growth from such securities. The Portfolio may invest up to 10% of its total assets in debt securities, which may include corporate bonds and debentures and government securities.

The Portfolio may also purchase securities of foreign issuers including foreign equity and debt securities and depositary receipts . The foreign securities may include companies located in developing countries. Foreign securities are selected primarily on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

Index/Structured Securities. The Portfolio may invest without limit in index/structured securities, which are debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed ( i.e. , their value may increase or decrease if the reference index or instrument appreciates). Index/structured securities may have return characteristics similar to direct investments in the underlying instruments, but may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer of the index/structured security.

Futures, Options and Other Derivative Instruments. The Portfolio may purchase and write (sell) options on securities, financial indices, and foreign currencies, and may invest in futures contracts on securities, financial indices, and foreign currencies, options on futures contracts, forward contracts and swaps and swap-related products. These instruments will be used primarily to hedge the Portfolio's positions against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as increasing the Portfolio's income or otherwise enhancing return.

Temporary Investments. Although the subadviser expects to invest primarily in equity securities, the subadviser may increase the Portfolio's cash position without limitation when the subadviser believes that appropriate investment opportunities for capital growth with desirable risk/reward characteristics are unavailable. Cash and similar investments (whether made for defensive purposes or to receive a return on idle cash) will include high-grade commercial paper, certificates of deposit, discount notes and repurchase agreements. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST Goldman Sachs Concentrated Growth Portfolio

Investment Objective: to seek growth of capital.

Principal Investment Policies and Risks:
The Portfolio will pursue its objective, under normal circumstances, by investing primarily in equity securities. Equity securities include common stocks, preferred securities, warrants and securities convertible into or exchangeable for common or preferred stocks. Investments will be in companies that the subadviser believes have potential to achieve capital appreciation over the long-term. The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-45 companies that are considered by the subadviser to be positioned for long-term growth.

Because the Portfolio invests a substantial portion (or all) of its assets in equity securities, the Portfolio is subject to the risks associated with investments in equity securities, and the Portfolio's share price therefore may fluctuate substantially. This is true despite the Portfolio's focus on the securities of larger more-established companies. The Portfolio's share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Portfolio (for example, poor earnings, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry). Because of the types of securities it invests in, the Portfolio is designed for those who are investing for the long term.

The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made.

Special Situations. The Portfolio may invest in "special situations" from time to time. A "special situation" arises when, in the opinion of the subadviser, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in "special situations" carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Non-diversified Status. The Portfolio is "non-diversified" under the Investment Company Act of 1940 and may invest a large percentage of its assets in few issuers than "diversified" mutual funds. Therefore, the Portfolio may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Other Investments:
Although the subadviser expects to invest primarily in equity securities, the Portfolio may also invest to a lesser degree in debt securities when the Portfolio perceives an opportunity for capital growth from such securities. The Portfolio is subject to the following percentage limitations on investing in certain types of debt securities:

· 35% of its assets in bonds rated below investment grade ("junk" bonds).
· 25% of its assets in mortgage- and asset-backed securities.
· 10% of its assets in zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

The Portfolio may make short sales "against the box." In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

Foreign Securities. The Portfolio may also purchase securities of foreign issuers, including foreign equity and debt securities and depositary receipts. Foreign securities are selected primarily on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. No more than 25% of the Portfolio's assets may be invested in foreign securities denominated in foreign currencies and not publicly traded in the United States.

Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Portfolio intends to use most derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase income. The Portfolio may also use a variety of currency hedging techniques, including forward foreign currency exchange contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

Temporary Investments. The subadviser may increase the Portfolio's cash position without limitation when the subadviser is of the opinion that appropriate investment opportunities for capital growth with desirable risk/reward characteristics are unavailable. Cash and similar investments (whether made for defensive purposes or to receive a return on idle cash) will include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the subadviser. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST DeAM Large-Cap Value Portfolio

Investment Objective: to seek maximum growth of capital by investing primarily in the value stocks of larger companies.

Principal Risks and Investment Policies:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in securities issued by large capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio pursues its investment objective, under normal market conditions, by investing primarily in the equity securities of large-sized companies included in the Russell 1000® Value Index. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. As noted earlier the subadviser employs an investment strategy that seeks to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell 1000® Value Index, but which outperforms the Russell 1000® Value Index through active stock selection. The size of the companies in the Russell 1000® Value Index will change with market conditions. The targeted tracking error of this Portfolio is 4% with a normal deviation of + 1%. It is possible that the deviation may be higher. For purposes of this Portfolio, the strategy of attempting to correlate a stock portfolio's market risk with that of a particular index, in this case the Russell 1000® Value Index, while improving upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

The subadviser generally takes a bottom-up approach to building the Portfolio, searching for individual companies that demonstrate the best potential for significant returns. The allocation to industries and capitalization is targeted to be similar to that of the Russell 1000® Value Index. The subadviser considers a number of factors in determining whether to invest in a value stock, including earnings growth rate, analysts' estimates of future earnings and industry-relative price multiples. Other factors are net income growth versus cash flow growth as well as earnings and price momentum. In the selection of investments, long-term capital appreciation will take precedence over short range market fluctuations. However, the Portfolio may occasionally make investments for short-term capital appreciation.

Like all common stocks, the market values of the common stocks held by the Portfolio can fluctuate significantly, reflecting the business performance of the issuing company, investor perception or general economic or financial market movements. The Portfolio's focus on the stocks of large, more established companies may mean that its level of risk is lower than a portfolio investing primarily in smaller companies. While value investing historically has involved less risk than investing in growth companies, investing in value stocks carries the risk that the market will not recognize the stock's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. While the Portfolio attempts to outperform the Russell 1000® Value Index, the Portfolio also may under-perform the Russell 1000® Value Index over short or extended periods.

Other Investments:
In addition to investing in common stocks, the Portfolio may also invest to a limited degree in preferred stocks and debt securities when they are believed by the subadviser to offer opportunities for capital growth. Other types of securities in which the Portfolio may invest include:

Foreign Securities. The Portfolio may invest in securities of foreign issuers in the form of depositary receipts or that are denominated in U.S. dollars. Foreign securities in which the Portfolio may invest include any type of security consistent with its investment objective and policies. The prices of foreign securities may be more volatile than those of domestic securities.

Futures, Options, and Other Derivative Instruments. The Portfolio may purchase and write put and call options on securities and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. Options transactions may be used to pursue the Portfolio's investment objective and also to hedge against currency and market risks, but are not intended for speculation. The Portfolio may engage in financial futures transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.

In addition to options and financial futures, the Portfolio may invest in a broad array of other "derivative" instruments in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly. The types of derivatives and techniques used by the Portfolio may change over time as new derivatives and strategies are developed or as regulatory changes occur.

Temporary Investments. When a defensive position is deemed advisable because of prevailing market conditions, the Portfolio may invest without limit in high grade debt securities, commercial paper, U.S. Government securities or cash or cash equivalents, including repurchase agreements. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of maximum capital growth will be limited.

AST Large-Cap Value Portfolio

Investment Objective: to seek current income and long-term growth of income, as well as capital appreciation.

Principal Policies and Risks:
The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in large capitalization companies. Large capitalization companies are generally those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. The 80% requirement applies at the time the Portfolio invests its assets. Some of these securities may be acquired in initial public offerings (IPOs). In addition to these principal investments, the Portfolio may invest up to 20% of its total assets in foreign securities.

The assets of the Portfolio are independently managed by three subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the Portfolio's assets in large capitalization companies, each subadviser expects to utilize different investment strategies to achieve the Portfolio's objective of current income and long-term growth of income, as well as capital appreciation. The current asset allocations and principal investment strategies for each of the subadvisers are summarized below:

Hotchkis and Wiley, as of February 28, 2007, was responsible for managing approximately 20% of the Portfolio's assets. This subadvsier normally focuses on stocks that have a high cash dividend or payout yield relative to the market. Payout yield is defined as dividend yield plus net share repurchases. The subadviser also may invest in stocks that don't pay dividends, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential.

J.P. Morgan, as of February 28, 2007, was responsible for managing approximately 48% of the Portfolio's assets. J.P.Morgan seeks to identify relative value within sectors. The analysis is purely fundamental, aided by a valuation tool that helps rank stocks within 18 different sectors by their dividend discount rates (DDRs). J.P. Morgan uses the following parameters when seeking to purchase stocks: stocks below $1 billion in market cap are not purchased in the Portfolio. If a stock falls below $1 billion after purchase, it will be considered a candidate for sale, but will not be automatically sold. This subadviser will seek to buy a stock when it believes that it has an information advantage around the longer-term earnings prospects or fundamentals of a company relative to the rest of the market, or when it believes there has been a stock price overreaction as a result of incremental news creating a near-term opportunity. J.P. Morgan will seek to sell a stock when its investment thesis has proven correct and the stock price has reacted as expected, it no longer believes its investment thesis will come to fruition, or a better risk-adjusted investment opportunity has been identified within the sector.

Dreman, as of February 28, 2007, was responsible for managing approximately 32% of the Portfolio's assets. Dreman's investment objective is to provide a total return greater than that of the benchmark over time, to protect client capital during market downturns and to stay consistent in our low price-to-earnings ratio, contrarian value approach to investment management, while taking into consideration dividend yield. Dreman will seek to attain superior returns by using a contrarian value investment approach.

Dreman believes that it can attain superior performance by adhering to an investment strategy that is disciplined and has a demonstrated record of success. Dreman's investment strategy emphasizes stocks that offer unique investment values. The criterion used to identify such stocks include below average price-to-earnings, price-to-book, and/or price-to-cash flow ratios and above average dividend yields. Over the last 25 years, extensive studies, which date as far back as the 1930s, conducted by David Dreman and affiliates of Dreman, have led the Dreman to conclude that consistently applying disciplined value strategies yields superior long-term total returns.

Temporary Investments: In periods of uncertain market and economic conditions, the Portfolio may assume a defensive position with up to 100% of its assets temporarily held in cash. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective may be limited.

AST AllianceBernstein Core Value Portfolio

Investment Objective: to seek long-term capital growth.

Principal Investment Policies and Risks:
The Portfolio will pursue its objective, under normal circumstances, by investing primarily in common stocks. The subadviser expects that the majority of the Portfolio's assets will be invested in the common stocks of large companies that appear to be undervalued. Among other things, the Portfolio seeks to identify compelling buying opportunities created when companies are undervalued on the basis of investor reactions to near-term problems or circumstances even though their long-term prospects remain sound. The subadviser's investment approach is value-based and price-driven, and it relies on the intensive fundamental research of its internal research staff to identify these buying opportunities in the marketplace.

Portfolio investments are selected by the subadviser based upon a model portfolio of 125-175 stocks constructed by the subadviser. In selecting investments for the model portfolio, the subadviser takes a "bottom-up" approach. In other words, the subadviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The subadviser relates present value of each company's forecasted future cash flow to the current price of its stock. The subadviser ranks companies from the highest expected return to the lowest, with the companies at the top of the ranking being the most undervalued . The subadviser also looks at a measure of earnings quality. The measure of earnings quality compares changes in the balance-sheet accrual component of reported earnings for each stock to the market average. All else being equal, the subadviser prefers stocks with lower accruals.

Once the expected return for each stock is calculated, the subadviser adjusts for timing and concentration risks. Securities are ranked by risk-adjusted expected returns. Securities ranked in the top third of its valuation universe, if selected, are overweighted in the Portfolio because they represent the most undervalued stocks in its universe. The subadviser market weights securities ranked in the middle third of its universe, if selected, to add diversification to the Portfolio. To control variability in premium, the subadviser also holds the largest capitalization securities (at underweighted positions) even when they rank in bottom third of the universe. If a security falls in the ranking from the top third of the subadviser's valuation universe to the middle third, the subadviser may reduce the Portfolio's position to market weight. If the security's ranking continues to fall into the bottom third of its universe, the subadviser may either sell it or, if it is a very large capitalization stock, will underweight it. The subadviser may from time to time deviate from the foregoing process with respect to the weighting of individual securities in the Portfolio when determined appropriate by the subadviser.

The subadviser may delay the Portfolio's purchase of securities if recent weakness in the stock or negative earnings revisions by analysts indicate that the stock price is likely to decline in the near future, and it may delay the Portfolio's sale of securities if recent strength in the stock or upward earnings revisions indicate the stock is likely to rise soon. The subadviser will control risk by reviewing whether there is undue portfolio exposure to industry sector and other risk factors. The subadviser will take more risk when unusually large value distortions within the value realm create unusually large opportunities to add returns, and it will take less risk when the opportunities are limited.

The subadviser also seeks to control risks by correlating the size of initial purchases by the Portfolio to the security's benchmark weighting, within plus or minus 0.5%. If market appreciation of a security brings the security's weighting to 1.0% above or below its benchmark weighting (at the time), the size of the holding is generally increased or reduced accordingly. Because the Portfolio invests primarily in stocks, the Portfolio is subject to the risks associated with stock investments, and the Portfolio's share price therefore may fluctuate substantially. The Portfolio's share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Portfolio (for example, poor earnings, loss of major customers, availability of basic resources or supplies, major litigation against a company, or changes in governmental regulation affecting an industry). The Portfolio's focus on large, more-established companies may mean that its level of risk is lower than a fund investing primarily in smaller companies. While the Portfolio's value investing historically has involved less risk than investing in growth companies, investing in value stocks carries the risks that the market will not recognize the stock's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Other Investments:
Derivatives. The Portfolio may invest in various instruments that are or may be considered derivatives, including securities index futures contracts and related options. These instruments may be used for several reasons: to simulate full investment in equities while retaining cash for fund management purposes, to facilitate trading, or to reduce transaction costs. The Portfolio will not use derivatives for speculative purposes or to leverage its assets. The Portfolio will limit its use of securities index futures contracts and related options so that, at all times, margin deposits for futures contracts and premiums on related options do not exceed 5% of the Portfolio's assets and the percentage of the Portfolio's assets being used to cover its obligations under futures and options does not exceed 50%.

Temporary Investments. The Portfolio may maintain up to 25% of its assets in short-term debt securities and money market instruments to meet redemption requests. These securities include obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or by any of the states, repurchase agreements, commercial paper, and certain bank obligations. The Portfolio will not invest in these securities as part of a temporary defensive strategy to protect against potential market declines.

AST AllianceBernstein Managed Index 500 Portfolio

Investment Objective: to outperform the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500®").

Principal Investment Policies and Risks:
The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in securities included in the S&P 500®. The 80% investment requirement applies at the time the Portfolio invests its assets.

The S&P 500® is an index of 500 common stocks, most of which trade on the New York Stock Exchange Inc. (the "NYSE"). The subadviser believes that the S&P 500® is representative of the performance of publicly traded common stocks in the U.S. in general.

In seeking to outperform the S&P 500®, the subadviser starts with a portfolio of stocks representative of the holdings of the index. It then uses a set of fundamental, quantitative criteria that are designed to indicate whether a particular stock will predictably perform better or worse than the S&P 500®. Based on these criteria, the subadviser determines whether the Portfolio should over-weight, under-weight or hold a neutral position in the stock relative to the proportion of the S&P 500® that the stock represents. In addition, the subadviser may determine based on the quantitative criteria that (1) certain S&P 500® stocks should not be held by the Portfolio in any amount, and (2) certain equity securities that are not included in the S&P 500® should be held by the Portfolio. The Portfolio may invest up to 15% of its total assets in equity securities not included in the S&P 500®. The Portfolio is an actively managed fund.

As a mutual fund investing primarily in common stocks, the Portfolio is subject to the risk that common stock prices will decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. The subadviser believes that the various quantitative criteria used to determine which stocks to over- or under-weight will balance each other so that the overall risk of the Portfolio is not likely to differ materially from the risk of the S&P 500® itself. While the Portfolio attempts to outperform the S&P 500®, it is not expected that any outperformance will be substantial. The Portfolio also may underperform the S&P 500® over short or extended periods.

About the S&P 500®. The S&P 500® is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States. Stocks in the S&P 500® are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price). The composition of the S&P 500® is determined by SP based on such factors as market capitalization, trading activity, and whether the stock is representative of stocks in a particular industry group. The composition of the S&P 500® may be changed from time to time. "Standard & Poor's®," "S&P 500®," and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies,Inc. and have been licensed for use by the Investment Manager.

The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies,Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the shareholders of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500® to track general stock market performance. S&P's only relationship to the Investment Manager or the subadviser is a license provided to the Investment Manager of certain trademarks and trade names of S&P and of the S&P 500®, which is determined, composed and calculated by S&P without regard to the Investment Manager, subadviser, or Portfolio. S&P has no obligation to take the needs of the Investment Manager, Sub-advisor or the shareholders of the Portfolio into consideration in determining, composing or calculating the S&P 500®. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio, or in the determination or calculation of the Portfolio's net asset value. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500® or any data included therein and shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to the results to be obtained by the Portfolio, shareholders of the Portfolio, or any other person or entity from the use of the S&P500® or any data included therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

Other Investments:
Derivatives. The Portfolio may invest in various instruments that are or may be considered derivatives, including securities index futures contracts and related options, warrants and convertible securities. These instruments may be used for several reasons: to simulate full investment in the S&P 500® while retaining cash for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when the futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or the S&P 500®. The Portfolio will not use derivatives for speculative purposes or to leverage its assets. The Portfolio will limit its use of securities index futures contracts and related options so that, at all times, margin deposits for futures contracts and premiums on related options do not exceed 5% of the Portfolio's assets and provided that the percentage of the Portfolio's assets being used to cover its obligations under futures and options does not exceed 50%.

Temporary Investments. The Portfolio may maintain up to 25% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the S&P 500®. These securities include obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or by any of the states, repurchase agreements, commercial paper, and certain bank obligations. The Portfolio will not invest in these securities as part of a temporary defensive strategy to protect against potential market declines.

AST American Century Income & Growth Portfolio

Investment Objective: to seek capital growth and, secondarily, current income.

Principal Investment Policies and Risks:
The Portfolio's investment strategy utilizes quantitative management techniques in a two-step process. In the first step, the subadviser ranks stocks, primarily the 1,500 largest publicly traded companies in the United States (measured by the value of the stock), from most attractive to least attractive. This is determined by using a quantitative model that combines measures of at stock's value as well as measures of its growth potential. To measure value, the subadviser uses ratios of stock price to book value and stock price to cash flow, among others. To measure growth, the subadviser uses the rate of growth in a company's earnings and changes in its earnings estimates, as well as other factors.

In the second step, the subadviser uses a technique called portfolio optimization. In portfolio optimization, the subadviser uses a computer to build a portfolio of stocks from the ranking described above that it believes will provide the optimal balance between risk and expected return. The goal is to create a portfolio that provides better returns than its benchmark without taking on significant additional risk. In building the Portfolio, the subadviser also attempts to create a dividend yield that will be greater than that of the S&P 500 Index. The subadviser generally sells stocks from the Portfolio when it believes:

  a stock becomes too expensive relative to other stock opportunities,

  a stock's risk parameters outweigh its return opportunity,

  more attractive alternatives are identified, and/or

  specific events alter a stock's prospects.

The subadviser does not attempt to time the market. Instead , under normal market conditions, it intends to keep the Portfolio essentially fully invested in stocks regardless of the movement of stock prices generally.

The value of the Portfolio's shares depends on the value of the stocks and other securities it owns. The value of the individual securities the Portfolio owns will up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

At any given time your shares may be worth more or less than the price you paid for them. In other words, it is possible to lose money by investing in the funds.

The Portfolio's performance will be closely tied to the performance of its benchmark. If the Portfolio's benchmark goes down, it is likely that the Portfolio's performance will go down.

Although current income is an objective for the Portfolio, if the stocks that make up its benchmark do not have a high dividend yield, the Portfolio's dividend will not be high.

Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the quantitative style used by the Portfolio and/or the stocks contained in the Portfolios' respective benchmark, the Portfolios' gains may not be as big as, or their losses may be bigger than, other equity funds using different investment styles.

Other Investments: When the subadviser believes that it is prudent, the Portfolio may invest a portion of their assets in foreign securities, debt securities, preferred stock and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. The fund limits its purchase of debt securities to investment grade obligations. Futures contracts, a type of derivative security, can help the Portfolio's cash assets remain liquid while performing more like stocks. The subadviser has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, the subadviser cannot invest in a derivative security if it would be possible for the Portfolio to lose more money than the notional value of the investment.

AST AllianceBernstein Growth & Income Portfolio

Investment Objective: long-term growth of capital and income.

Principal Investment Policies and Risks:
The Portfolio normally will invest in common stocks (and securities convertible into common stocks). The subadviser will take a value-oriented approach, in that it will try to keep the Portfolio's assets invested in securities that are selling at reasonable valuations in relation to their fundamental business prospects. In doing so, the Portfolio may forgo some opportunities for gains when, in the judgment of the subadviser, they are too risky.

In seeking to achieve its objective, the Portfolio invests primarily in the equity securities of U.S. companies that the subadviser believes are undervalued. The subadviser believes that, over time, stock prices (of companies in which the Portfolio invests) will come to reflect the companies' intrinsic economic values. The subadviser uses a disciplined investment process to evaluate the companies in its extensive research universe. Through this process, the subadviser seeks to identify the stocks of companies that offer the best combination of value and potential for price appreciation.

The subadviser's analysts prepare their own earnings estimates and financial models for each company followed. The subadviser employs these models to identify equity securities whose current market prices do not reflect what it considers to be their intrinsic economic value. In determining a company's intrinsic economic value, the subadviser takes into account any factors it believes bear on the ability of the company to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The subadviser then ranks, at least weekly, each of the companies in its research universe in the relative order of disparity between their stock prices and their intrinsic economic values, with companies with the greatest disparities receiving the highest ranking (i.e. being considered the most undervalued).

Other Investments: The Portfolio, in addition to investing in common stocks and convertible securities, may write covered call options listed on domestic securities exchanges with respect to securities in the Portfolio. It is not intended for the Portfolio to write covered call options with respect to securities with an aggregate market value of more than 10% of the Portfolio's net assets at the time an option is written. The Portfolio also may purchase and sell forward and futures contracts and related options for hedging purposes. The Portfolio may also invest up to 10% of its net assets (at the time of investment) in foreign securities, and invest in straight bonds and other debt securities.

Temporary Investments. The Portfolio may invest in short-term debt and other high quality fixed-income securities to create reserve purchasing power and also for temporary defensive purposes. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective may be limited.

AST Cohen & Steers Realty Portfolio

Investment Objective: to maximize total return through investment in real estate securities.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in securities of real estate related issuers. The Portfolio pursues its investment objective of maximizing total return by seeking, with approximately equal emphasis, capital growth and current income.

Generally, the equity securities of real estate related issuers will consist of:
· common stocks (including shares in real estate investment trusts),
· rights or warrants to purchase common stocks,
· securities convertible into common stocks where the conversion feature represents, in the subadviser's view, a significant element of the securities' value, and
· preferred stocks.

Real estate related issuers include companies that derive at least 50% of revenues from the ownership, construction, financing, management or sale of real estate or that have at least 50% of assets in real estate. The Portfolio may invest up to 10% of its total assets in securities of foreign real estate companies.

Real estate companies may include real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains or losses by selling properties. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

As a fund that invests primarily in equity securities, the Portfolio will be subject to many of the same risks as other equity funds. The Portfolio also will be subject to certain risks related specifically to real estate securities, and may be subject to greater risk and share price fluctuation than other equity funds because of the concentration of its investments in a single industry.

While the Portfolio will not invest in real estate directly, securities of real estate companies may be subject to risks similar to those associated with the direct ownership of real estate. These include risks related to general and local economic conditions, dependence on management skill, heavy cash flow dependency, possible lack of available mortgage funds, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from environmental problems, casualty or condemnation losses, limitations on rents, and changes in neighborhood values, the appeal of properties to tenants and interest rates.

In general, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. In the event of a default by a borrower or lessee, a REIT may experience delays and may incur substantial costs in enforcing its rights as a mortgagee or lessor.

Non-Diversified Status. The Portfolio is classified as a "non-diversified" investment company under the 1940 Act, which means the Portfolio is not limited by the Investment Company Act of 1940 in the proportion of its assets that may be invested in the securities of a single issuer. However, the Portfolio intends to meet certain diversification standards under the Internal Revenue Code that must be met to relieve the Portfolio of liability for Federal income tax if its earnings are distributed to shareholders. As a non-diversified fund, a price decline in any one of the Portfolio's holdings may have a greater effect on the Portfolio's value than on the value of a fund that is more broadly diversified.

Other Investments: The Portfolio may write (sell) put and covered call options and purchase put and call options on securities or stock indices that are listed on a national securities or commodities exchange. The Portfolio may buy and sell financial futures contracts, stock and bond index futures contracts, foreign currency futures contracts and options on the foregoing. The Portfolio may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. The Portfolio may also enter into short sales, which are transactions in which the Portfolio sells a security it does not own at the time of the sale in anticipation that the market price of the security will decline. The subadviser expects that the Portfolio will use these techniques on a relatively infrequent basis.

Temporary Investments. When the subadviser believes that market or general economic conditions justify a temporary defensive position, the Portfolio will invest all or a portion of its assets in high-grade debt securities, including corporate debt securities, U.S. government securities, and short-term money market instruments, without regard to whether the issuer is a real estate company. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of maximum total return will be limited. The Portfolio may also invest funds awaiting investment or funds held to satisfy redemption requests or to pay dividends and other distributions to shareholders in short-term money market instruments.

AST T. Rowe Price Natural Resources Portfolio

Investment Objective: to seek long-term capital growth primarily through the investment in common stocks of companies that own or develop natural resources (such as energy products, precious metals, and forest products) and other basic commodities.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in the securities of natural resource companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio invests primarily in the common stocks of natural resource companies whose earnings and tangible assets could benefit from accelerating inflation. The Portfolio also may invest in non-resource companies with the potential for growth. The relative percentages invested in natural resource and non-resource companies can vary depending on economic and monetary conditions and the subadviser's outlook for inflation. When selecting stocks, the subadviser looks for companies that have the ability to expand production, to maintain superior exploration programs and production facilities, and the potential to accumulate new resources. Natural resource companies in which the Portfolio invests generally own, develop, refine, service or transport resources, including energy sources, precious metals, nonferrous metals, forest products, real estate, diversified resources and other basic commodities that can be produced and marketed profitably when both labor costs and prices are rising.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or re-deploy assets into more promising opportunities.

As with all stock funds, the Portfolio's share price can fall because of weakness in one or more securities markets, particular industries or specific holdings. In addition, the Portfolio is less diversified than most stock funds and could therefore experience sharp price declines when conditions are unfavorable in the natural resources sector. For instance, since the Portfolio attempts to invest in companies that may benefit from accelerating inflation, low inflation could lessen returns. The rate of earnings growth of natural resource companies may be irregular because these companies are strongly affected by natural forces, global economic cycles and international politics. For example, stock prices of energy companies can fall sharply when oil prices fall. Real estate companies are influenced by interest rates and other factors.

Other Investments:
 Although the Portfolio will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, preferred stocks, convertible securities and warrants, when considered consistent with the Portfolio's investment objective and policies. The Portfolio may purchase preferred stock or common stock for capital appreciation where the issuer has omitted, or is in danger of omitting, payment of the dividend on the stock, or is in default on its debt securities. The Portfolio may invest in debt securities, including up to 10% of its total assets in debt securities rated below investment grade. The Portfolio may invest in mortgage-backed securities, including stripped mortgage-backed securities. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.

Foreign Securities. The Portfolio may invest up to 50% of its total assets in foreign securities, including American Depositary Receipts and securities of companies in developing countries, which offer increasing opportunities for natural resource-related growth. The Portfolio may enter into forward foreign currency exchange contracts in connection with its foreign investments. The Portfolio's investments in foreign securities, or even in U.S. companies with significant overseas investments, may decline in value because of declining foreign currencies or adverse political and economic events overseas, although currency risk may be somewhat reduced because many commodities markets are dollar based.

Futures and Options. The Portfolio may enter into stock index or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of regulating the Portfolio's exposure to the equity markets. The Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and stock indices.

Temporary Investments. The Portfolio may establish and maintain cash reserves without limitation for temporary defensive purposes. The Portfolio's reserves may be invested in high-quality domestic and foreign money market instruments, including repurchase agreements and money market mutual funds managed by the subadviser. Cash reserves also provide flexibility in meeting redemptions and paying expenses. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of long-term capital growth may be limited.

AST American Century Strategic Allocation Portfolio (formerly, AST American Century Strategic Balanced Portfolio)

Investment Objective: to seek long-term capital growth with some regular income.

Principal Investment Policies and Risks:
Asset Allocation. The Portfolio's investments will be allocated, under normal circumstances, among the major asset classes over the long-term as follows: equity securities: 63%; fixed-income or debt securities (bonds): 31%; and cash equivalents (money markets): 6%. However, due to such things as differences in asset class performance or prevailing market conditions, the operating range within which the Portfolio's asset mix will generally vary over short-term periods is as follows: equity securities: 53-73%; fixed-income or debt securities (bonds): 21-41%; and cash equivalents (money markets): 0-15%.

Equity Investments. The Portfolio will invest, under normal circumstances, in any type of U.S. or foreign equity security that meets certain fundamental and technical standards. The portfolio managers will draw on growth, value, and quantitative investment techniques in managing the equity portion of the Portfolio and diversify the Portfolio's equity investments among small, medium and large companies. The growth strategy is based on the belief that, over the long term, stock price movements follow growth in earnings, revenue, and/or cash flow. The portfolio managers will use a variety of analytical research tools and techniques to identify stocks of companies that meet their investment criteria. This includes companies whose earnings and revenues are not only growing, but growing at an accelerating pace. It also includes companies whose growth rates, although still negative, are less negative than prior periods. The value investment discipline will seek capital growth by investing in equity securities of well-established companies that the portfolio managers believe to be temporarily undervalued. The primary quantitative management technique to be used by the portfolio managers is portfolio optimization. The portfolio managers may construct a portion of the Strategic Allocation Portfolio using portfolio optimization, a technique that seeks to achieve a desired balance between the risk of an investment portfolio versus the S&P 500® Index and an investment portfolio's return potential. Although the Strategic Allocation Portfolio will remain exposed to each of the investment disciplines and categories described above, a particular investment discipline or category may be emphasized when, in the opinion of the portfolio managers, such investment discipline or category is undervalued relative to the other disciplines or categories.

Fixed-Income Investments. The Portfolio also will invest, under normal circumstances, in a variety of debt securities payable in both U.S. and foreign currencies. The Portfolio will primarily invest in investment-grade government, corporate, asset-backed, and similar securities, that is, securities rated in the four highest categories by independent rating organizations; provided, however, that the Portfolio also may invest up to 5% of its assets nonconvertible debt obligations that are rated below investment-grade (also referred to as "high-yield securities" or "junk bonds"). The Portfolio also may invest in unrated securities based on the portfolio managers' assessment of their credit quality. Under normal market conditions, the weighted average maturity for the fixed-income portion of the Portfolio will be in the three- to 10-year range. The cash-equivalent portion of the Portfolio will be invested in high-quality money market investments (denominated in U.S. dollars or foreign currencies).

The Portfolio may invest a portion of its assets in securities issued or guaranteed by the U.S. Treasury and certain U.S. government agencies or instrumentalities such as the Government National Mortgage Association ("Ginnie Mae"). Ginnie Mae is supported by the full faith and credit of the U.S. government. Securities issued or guaranteed by other U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Federal Home Loan Bank are not guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. government. However, they are authorized to borrow from the U.S. Treasury to meet their obligations.

Sale of Securities. Securities may be sold when the American Century portfolio managers believe they no longer represent attractive investment opportunities.

Temporary Investments. Up to 100% of the Portfolio's assets may be invested temporarily in cash or cash equivalents and the Portfolio may otherwise deviate from its customary investment strategies in response to extraordinary adverse political, economic, financial, or stock market events. Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

AST Advanced Strategies Portfolio

Investment Objective: to seek a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed-income securities, derivative instruments and exchange-traded funds.

Principal Investment Policies and Risks:
General. The Investment Managers will allocate the net assets of the Portfolio across different investment categories and different subadvisers. PI will also directly manage a portion of the assets of the Portfolio. Certain investment categories will contain sub-categories. The investment adviser for a category or sub-category will employ a specific investment strategy for that category or sub-category.

The Investment Managers will employ a two-tiered approach to allocating Portfolio assets across the various investment categories, sub-categories, and investment advisers. First, the Investment Managers will analyze the macro-economic landscape, the capital markets, and the related implications for investment strategy. Second, the Investment Managers will draw on their in-depth understanding of the strategies used by the investment advisers to determine which advisers are expected to perform best under the prevailing macro-economic landscape. The allocations will be reviewed by the Investment Mangers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to the prospectus

The Portfolio may use derivative instruments to gain exposure to certain commodity and real estate related indices. The Portfolio may engage in short sales to a limited extent and may invest in fixed-income securities that are rated below investment grade by the major ratings services (Ba or lower by Moody's Investors Service, Inc., BB or lower by Standard & Poor's Ratings Services, or, if unrated, considered to be of comparable quality, in connection with these investment strategies. Fixed-income debt obligations rated below investment grade by the major ratings services or, if unrated, considered to be of comparable quality, are commonly referred to as "junk bonds" and are regarded as having predominantly speculative characteristics with respect to capacity to pay principal and interest. The Portfolio is prohibited from investing more that 10% of its total assets in other mutual funds, including exchange traded funds.

Overall, the Portfolio will pursue a combination of traditional and non-traditional investment strategies. As of February 28, 2007 the approximate allocation across the various investment categories, sub-categories, and investment advisers was as follows:

AST Advanced Strategies Portfolio: Asset Allocations
Investment Category	Sub-category	Approximate Allocation	Investment Adviser
U.S. Large-Cap Growth	N/A	12.50%	Marsico
U.S. Large-Cap Value	N/A	12.50%	T. Rowe Price
International Growth	N/A	12.50%	William Blair
International Value	N/A	12.50%	LSV
U.S. Fixed-Income	N/A	15.00%	PIMCO
Hedged International Bond	Developed Markets	10.00%	PIMCO
	Emerging Markets	5.00%	PIMCO
Advanced Strategies I	Commodities Real Return	5.00%	PIMCO
	Real Return	2.50%	PIMCO
	Real Estate Real Return	2.50%	PIMCO
Advanced Strategies II	N/A	10.00%	PI
TOTAL		100.00%

The asset allocation generally provides for an allotment of 50% of Portfolio assets to a combination of domestic and international equity strategies and an allotment of 50% of Portfolio assets to a combination of U.S. fixed-income, hedged international bond, real return and exchange-traded fund investment strategies. The Portfolio will use derivative instruments to gain exposure to certain commodity and real estate related indices along with junk bonds in connection with these investment strategies. The expected asset allocations described above are subject to change at any time without notice at the sole discretion of the Investment Managers.

Description of Traditional Investment Categories and Sub-categories. The investment categories and sub-categories for which the applicable subadvisers will pursue traditional investment strategies include the following:

  U.S. Large-Cap Growth;

  U.S. Large-Cap Value;

  International Growth;

  International Value;

  U.S. Fixed-Income; and

  Hedged International Bond

  Developed Markets sub-category

  Emerging Markets sub-category

Brief descriptions of the investment strategies to be used by the subadvisers are set forth below:

U.S. Large-Cap Growth (Marsico). Marsico will invest primarily in the common stocks of large U.S. companies (typically companies that have a market capitalization in the range of $ 4 billion or more) that are selected for their growth potential. Marsico will normally hold a core position of between 35 and 50 common stocks. Marsico also may invest up to 15% of the assets attributable to this investment category in foreign securities, which are those securities denominated in a foreign currency. American Depositary Receipts (ADRs) may be purchased for the Portfolio and will not be considered foreign securities for the purposes of the 15% limitation stated above. In selecting investments for the Portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed. Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection. As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors, and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.
Marsico may reduce or sell portfolio securities if, in its opinion, a company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The core investments for this investment category generally will be comprised of established companies and securities that exhibit growth characteristics. However, these investments also may typically include companies with more aggressive growth characteristics, and companies undergoing significant changes (e.g., the introduction of a new product line, the appointment of a new management team or an acquisition).

U.S. Large-Cap Value (T. Rowe Price). T. Rowe Price will invest primarily in common stocks of large U.S. companies that appear to be undervalued, and in securities that are expected to produce dividend income. T. Rowe Price also may invest up to 10% of the assets attributable to this investment category in foreign securities. T. Rowe Price typically will employ a "value" approach in selecting investments for the domestic large-cap value portion of the Portfolio. T. Rowe Price's in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

International Growth (William Blair). William Blair will use fundamental research to identify stocks of foreign companies with market capitalizations over $100 million that have above-average prospective growth, evidence of sustainability of future growth, above-average profitability and reinvestment of internal capital, and conservative capital structure.

International Value (LSV). LSV will employ a proprietary model and other quantitative methods in an attempt to pick undervalued foreign stocks with high near-term appreciation potential. Cash flow-to-price ratios, book-to-market ratios and certain past performance measures are some of the important variables reviewed by LSV in its investment process.

U.S. Fixed-Income (PIMCO). Under normal circumstances, PIMCO will invest primarily in a diversified portfolio of fixed-income instruments of varying maturities. The average portfolio duration for securities held in this investment category will normally vary within a three- to six year time frame based on PIMCO's forecast for interest rates. PIMCO will invest primarily in fixed-income securities that are rated investment grade by established rating services but may invest up to 10% of the assets attributable to this investment category in junk bonds.

Hedged International Bond: Developed Markets Sub-category and Emerging Markets Sub-category (PIMCO). The Hedged International Bond investment category will contain a Developed Markets sub-category and an Emerging Markets sub-category. PIMCO will be responsible for allocating assets between the Developed Markets sub-category and the Emerging Markets sub-category. Emerging markets include those in countries defined as emerging or developing by the World Bank. Remaining markets will be classified as developed markets. In general terms, a security will be considered to be an emerging market security if it is principally traded on the securities markets of an emerging market country, or if the issuer thereof is organized or principally operates in an emerging market country, derives a majority of its income from its operations within an emerging market country, or has the majority of its assets in an emerging market country.

Under normal circumstances, PIMCO will invest at least 80% of the net assets attributable to this investment category in fixed-income instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets directly managed by PIMCO in an effort to reduce the risk of loss due to fluctuations in currency exchange rates.

PIMCO will select the foreign country and currency compositions for each sub-category based upon its evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average portfolio duration for securities held in this investment category normally is expected to vary within a zero- to eight-year time frame. PIMCO may invest all of the assets attributable to this investment category in non-investment grade fixed-income securities, subject to a limit of investing no more than 15% of such assets in securities rated below B by Moody's or by SP or, if unrated, determined by PIMCO to be of comparable quality.

The assets attributable to this investment category may be invested in a limited number of issuers and in both sovereign and non-sovereign debt securities. Sovereign debt securities are debt securities issued or guaranteed by foreign government entities.

Description of Non-Traditional Investment Categories and Sub-categories. The investment categories and sub-categories for which the PIMCO and PI will pursue non-traditional investment strategies include the following:

  Advanced Strategies I; and

  Commodities Real Return sub-category

  Real Return sub-category

  Real Estate Real Return sub-category

  Advanced Strategies II

Brief descriptions of the investment strategies to be used by PIMCO and PI are set forth below:

Advanced Strategies I: The Advanced Strategies I investment category will contain a Commodities Real Return sub-category, a Real Return sub-category, and a Real Estate Real Return sub-category. PI will direct PIMCO how to allocate assets among the Commodities Real Return sub-category, the Real Return sub-category, and the Real Estate Real Return sub-category based upon PI's own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors.

The average portfolio duration for securities held in this investment category normally will vary within three years (plus or minus) of the real duration of the Lehman Brothers U.S. TIPS Index. As of December 31, 2006, the real duration of that index was 6.43 years. For these purposes, in calculating the average portfolio duration for this investment category, PIMCO includes the real duration of inflation-indexed portfolio securities and the nominal duration of non-inflation-indexed portfolio securities. The assets attributable to this investment category may be invested in a limited number of issuers.

Advanced Strategies I: Commodities Real Return Sub-category (PIMCO). Rather than invest directly in physical commodities, PIMCO will employ an "enhanced-index" strategy for this sub-category. Specifically, PIMCO will use commodity-index-linked derivative instruments, such as commodity swap agreements, with a goal of gaining 100% exposure to the investment return of the Dow Jones AIG Commodity Total Return Index, a widely followed measure of commodity prices. Assets not invested in commodity-linked derivative instruments may be invested in inflation-indexed securities and other fixed-income instruments, including derivative fixed-income instruments. Inflation-indexed bonds offer a return that is linked to changes in the rate of inflation.

Advanced Strategies I: Real Return Sub-category (PIMCO). This sub-category will focus primarily on investments in U.S. Treasury Inflation Protected Securities. The top-down investment process used by PIMCO for this sub-category will begin with its annual secular forum where PIMCO develops a 3-5 year outlook for the global economy and interest rates. This analysis will help set the basic sub-category parameters, including duration, yield-curve positioning, sector weightings, credit quality breakdown, and individual security selection. PIMCO will focus on duration management to manage yield curve exposure based on the firm's general investment outlook.

Advanced Strategies I: Real Estate Real Return Sub-category (PIMCO). Similar to the investment strategy for the Commodities Real Return sub-category, PIMCO will employ an enhanced-index strategy for the Real Estate Real Return sub-category rather than invest directly in REITs. Specifically, PIMCO will use REIT-index-linked derivative instruments, such as REIT swap agreements, with a goal of gaining 100% exposure to the investment return of the Dow Jones - Wilshire REIT Index, a widely followed measure of REIT prices. Assets not invested in real estate-linked derivative instruments may be invested in inflation-indexed securities and other fixed-income instruments, including derivative fixed-income instruments. As set forth above, inflation-indexed bonds offer a return that is linked to changes in the rate of inflation. PIMCO may invest assets attributable to this sub-category directly in REITs as well.

Advanced Strategies II (PI). This investment category will focus primarily on investments in exchange-traded funds (ETFs). PI will analyze the holdings of the Portfolio and use a top-down, macro- and thematically-driven approach to establish tactical allocations among various components of the capital markets, including equity sectors, equity styles, equity capitalization, developed markets, and emerging markets.

Market Risk. The principal risk of investing in the Portfolio is market risk. Market risk is the risk that a particular equity or debt security in the Portfolio, the Portfolio itself, or equity or debt markets in general may fall in value.

Foreign Investment Risk. The Portfolio's investment in foreign securities presents additional risk, including currency risk. Foreign companies may be affected by adverse political, diplomatic and economic developments, taxes, less publicly available information and other factors. These risks may be heightened for a Portfolio's investments in emerging market securities.

Interest Rate Risk. Debt obligations with longer maturities typically offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

Credit Risk. The debt obligations in which the Portfolio may invest are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due.

Junk Bond Risk. To the extent the Portfolio invests in junk bonds or other non-investment grade fixed-income securities, it may be subject to greater levels of interest rate, credit and liquidity risk than mutual funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Portfolio's ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Advanced Strategies Portfolio may lose its entire investment.

Derivative Instruments. The Portfolio may invest in securities and other instruments that are commonly referred to as "derivatives." In general, derivative instruments are securities or other instruments whose value is derived from or related to the value of some other instrument or asset. Some derivatives and derivative strategies involve very little risk, while others can be extremely risky and can lead to losses in excess of the amount invested in the derivative.

The Portfolio's use of derivative instruments will involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described above, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. The use of these strategies also involves the risk that the price movements of derivative instruments will not correspond exactly with those of the investments from which they are derived. In addition, strategies involving derivative instruments that are intended to reduce the risk of loss can also reduce the opportunity for gain. An investment in a derivative instrument also could cause the Portfolio to lose more than the principal amount invested. Furthermore, regulatory requirements for the Portfolio to set aside assets to meet its obligations with respect to derivatives may result in the Portfolio being unable to purchase or sell securities when it would otherwise be favorable to do so, or in the Portfolio needing to sell securities at a disadvantageous time. The Portfolio may also be unable to close out its derivatives positions when desired.

Commodity Risk. The Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Real Estate Risk. The Portfolio's emphasis on investments in real estate investment trusts ("REITs") and in real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming.

Asset Allocation Risk. The performance of the Portfolio will depend to a certain extent on how its assets are allocated and reallocated among the various investment categories, sub-categories, and investment managers. A principal risk of investing in the Portfolio is that the Investment Managers will make less than optimal decisions regarding allocation of assets among the various investment categories, sub-categories, and investment advisers.

Temporary Investments. The Portfolio may, without limit as to the percentage of its assets, purchase U.S. government securities or short-term debt securities pending investments in other securities consistent with its investment objective, to meet shareholder redemptions, or for temporary defensive purposes. The Portfolio's ability to achieve its investment objective will be reduced to the extent it must increase its holdings of temporary investments.

AST T. Rowe Price Asset Allocation Portfolio

Investment Objective: to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed-income securities.

Principal Investment Policies and Risks:
The Portfolio will invest, under normal circumstances, approximately 60% of its total assets in equity securities and 40% in fixed income securities. This mix may vary over shorter time periods; the equity portion may range between 50-70% and the fixed income portion between 30-50%.

The subadviser concentrates common stock investments in larger, more established companies, but the Portfolio may include small and medium-sized companies with good growth prospects. The Portfolio's exposure to smaller companies is not expected to be substantial, and will not constitute more than 30% of the equity portion of the Portfolio. Up to 35% of the equity portion may be invested in foreign (non-U.S. dollar denominated) equity securities. The fixed income portion of the Portfolio will be allocated among investment grade securities (50-100% of the fixed income portion); high yield or "junk" bonds (up to 30%); foreign (non-U.S. dollar denominated) high quality debt securities and emerging market securities (up to 30%); and cash reserves (up to 20%).

The precise mix of equity and fixed income investments will depend on the subadviser's outlook for the markets. When deciding upon asset allocations, the subadviser may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. The opposite may be true when strong economic growth is expected. The Portfolio's investments in foreign equity and debt securities are intended to provide additional diversification, and the subadviser will normally have at least three different countries represented in both the foreign equity and foreign debt portions of the Portfolio.

Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, to secure gains or limit losses, or to re-deploy assets to more promising opportunities.

As a fund that invests both in equity and fixed income securities, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be less than funds investing primarily in equity securities and more than funds investing primarily in fixed income securities. Of course, both equity and fixed income securities may decline in value.

Equity securities may decline because the stock market as a whole declines, or because of reasons specific to the company, such as disappointing earnings or changes in its competitive environment. The Portfolio's level of risk will increase if a significant portion of the Portfolio is invested in securities of small-cap companies. Like other fixed income funds, the fixed income portion of the Portfolio is subject to changes in market interest rates and changes in the credit quality of specific issuers. Because of the Portfolio's focus on fixed income securities with intermediate to long maturities, changes in market interest rates may cause substantial declines in the Portfolio's share price. The Portfolio's level of risk will increase if a significant portion of the Portfolio is invested in lower-rated high yield bonds or in foreign securities. Because a significant portion of the Portfolio's fixed income investments may be in mortgage-related and asset-backed securities, this could add increased volatility and carry special risks in the event of declining interest rates which would cause prepayments to increase, and the value of the securities to decrease.

Equity Securities. When selecting particular stocks to purchase, the subadviser will examine relative values and prospects among growth and value-oriented stocks, domestic and international stocks, and small-to large-cap stocks. Domestic stocks are drawn from the overall U.S. market while international equities are selected primarily from large companies in developed countries. Investments in non-U.S. dollar denominated stocks may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return. Stocks of companies in developing countries may also be included. The equity portion of the Portfolio also may include convertible securities, preferred stocks and warrants.

Investments in small companies involve both higher risk and greater potential for appreciation. These companies may have limited product lines, markets and financial resources, or they may be dependent on a small or inexperienced management group. In addition, their securities may trade less frequently and move more abruptly than securities of larger companies.

Fixed Income Securities. Bond investments are primarily investment grade (top four credit ratings) and are chosen from across the entire government and corporate bond markets. A significant portion of the Portfolio's fixed income investments may be in mortgage-related (including mortgage dollar rolls and derivatives such as collateralized mortgage obligations and stripped mortgage-backed securities) and asset-backed securities. Maturities and duration of the fixed income portion of the portfolio will reflect the sub-advisor's outlook for interest rates. The cash reserves component will consist of high quality domestic and foreign money market instruments, including money market funds managed by the subadviser.

Other Investments:
Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit default and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return or for the purpose of hedging a portfolio position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount," i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Under most swap agreements entered into by the Portfolio, the parties' obligations are determined on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

There are risks in the use of swaps. Whether the Portfolio's use of swap agreements will be successful will depend on the sub-advisor's ability to predict that certain types of investments are likely to produce greater returns than other investments. Interest rate and currency swaps could result in losses if interest rate or currency changes are not correctly anticipated. Total return swaps could result in losses if the reference index, security or investments do not perform as anticipated. Credit default swaps could result in losses if the sub-advisor does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The Portfolio will not enter into a swap agreement with any single counterparty if the net amount owed or to be received under existing contracts with that party would exceed 5% of total assets, or if the net amount owed or to be received by the Portfolio under all outstanding swap agreements will exceed 10% of total assets.

The Portfolio may enter into stock index, interest rate or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of adjusting the Portfolio's exposure to the equity markets. The Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and financial indices. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities. To the extent the Portfolio uses these investments, it will be exposed to additional volatility and potential losses. The Portfolio may enter into forward foreign currency exchange contracts in connection with its foreign investments.

Temporary Investments. As noted above, up to 20% of the fixed income portion of the Portfolio normally may consist of cash reserves including repurchase agreements. In addition, the Portfolio may maintain cash reserves without limitation for temporary defensive purposes. The Portfolio may also invest in money market funds managed by the subadviser. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of a high level of total return may be limited. Cash reserves also provide flexibility in meeting redemptions and paying expenses.

AST UBS Dynamic Alpha Portfolio (formerly, AST Global Allocation Portfolio)

Investment Objective: to seek to maximize total return.

Principal Investment Policies and Risks:
Asset Allocation and Risk Management. The Dynamic Alpha Portfolio will attempt to generate positive returns and manage risk through sophisticated asset allocation and currency management techniques. These decisions are integrated with analysis of global market and economic conditions.

The Dynamic Alpha Portfolio will be a multi asset-class fund. The asset classes in which the Dynamic Alpha Portfolio may invest include, but are not limited to, the following: U.S. equity, non-U.S. equity, emerging market equity, U.S. fixed-income, non-U.S. fixed-income, emerging market debt, U.S. high-yield or "junk bond" fixed-income, and cash equivalents, including global currencies. The Dynamic Alpha Portfolio may invest in issuers located within and outside the United States or in investment companies advised by UBS or its affiliates to gain exposure to these asset classes. The Dynamic Alpha Portfolio will not pay investment management fees or other fund expenses in connection with its investment in the investment companies advised by UBS or an affiliate, but may pay expenses associated with such investments. Asset allocation decisions are tactical, based upon UBS' assessment of valuations and prevailing market conditions in the U.S. and abroad. Investments also may be made in selected sectors of these asset classes.

The Dynamic Alpha Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of the Portfolio's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. The Dynamic Alpha Portfolio may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Portfolio, to replace more traditional direct investments, or to obtain exposure to certain markets. In addition, the Dynamic Alpha Portfolio may establish net short or net long positions for individual markets, currencies and securities. The Portfolio also may borrow money to purchase investments for the Portfolio and for temporary or emergency purposes, including for meeting redemptions, for the payment of dividends, for share repurchases, or for the clearance of transactions.

As an open-end investment company registered with the Securities and Exchange Commission (the SEC), the Portfolio is subject to the federal securities laws, including the Investment Company Act of 1940, related rules, and various SEC and SEC staff positions. In accordance with these positions, with respect to certain kinds of Derivatives, the Portfolio must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other SEC- or staff-approved measures, while the Derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolio must cover its open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolio is permitted to set aside liquid assets in an amount equal to the Portfolio's daily marked-to-market (net) obligations, if any (i.e., the Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See "Risk/Return Summary-Principal Risks" below for more information. The Trust reserves the right to modify the Portfolio's asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

The Dynamic Alpha Portfolio's risk will be carefully monitored with consideration given to the risk generated by individual positions, sector, country, and currency views. UBS will employ proprietary risk management systems and models that seek to ensure the Dynamic Alpha Portfolio is compensated for the level of risk it assumes at both the security and market levels.

Equity Investments. Investments in equity securities may include common stock and preferred stock of issuers in developed nations (including the U.S.) and emerging markets. Equity investments may include large, intermediate, and small capitalization companies. Within the equity portion of the Dynamic Alpha Portfolio, UBS will primarily use value-oriented strategies but also may use growth-oriented strategies from time to time. When using value-oriented equity strategies, UBS seeks to select securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the UBS' assessment of what a security is worth. UBS bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. UBS then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics. For each equity security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below (above) the estimated intrinsic or fundamental value would be considered a long (short) candidate for inclusion in the Dynamic Alpha Portfolio. This comparison between price and intrinsic or fundamental value allows comparisons across industries and countries. Under certain circumstances, UBS may use growth-oriented strategies within its US equity asset class for a portion of the allocation; but only after subjecting such strategies to a rigorous due diligence process to judge their suitability for the Dynamic Alpha Portfolio. To invest in growth equities, UBS will seek to invest in companies that possess a dominant market position and franchise, a major technological edge or a unique competitive advantage, in part by using a proprietary quantitative screening system that ranks stocks using a series of growth, valuation and momentum metrics.

Fixed-Income Investments. Investments in fixed-income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgage-backed securities, asset-backed securities, equipment trusts and other collateralized debt securities. Investments in fixed-income securities may include issuers in both developed (including the U.S.) and emerging markets. In selecting fixed-income securities, UBS uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The UBS model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, UBS considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. The Dynamic Alpha Portfolio's fixed income investments may reflect a broad range of investment maturities, qualities and sectors, including convertible debt securities and debt securities rated below investment grade. These lower-rated fixed-income securities are often referred to as "high-yield securities" or "junk bonds". UBS' fixed-income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in 1% increments. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. UBS manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

The Dynamic Alpha Portfolio also may invest in cash or cash equivalent instruments. When political, economic, or market conditions warrant, the Portfolio may invest without limitation in cash equivalents, which may affect its ability to pursue its investment objective.

Portfolio Turnover. UBS expects to actively manage the Dynamic Alpha Portfolio. As such, the Portfolio may have high portfolio turnover, which may result in higher costs for brokerage commissions, transaction costs, and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio's performance.

Temporary Investments. Up to 100% of the Dynamic Alpha Portfolio's assets may be invested temporarily in cash or cash equivalents and the Dynamic Alpha Portfolio may otherwise deviate from its customary investment strategies in response to extraordinary adverse political, economic, financial, or stock market events. Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While the Dynamic Alpha Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

AST First Trust Balanced Target Portfolio
Investment Objective: long-term capital growth balanced by current income.

AST First Trust Capital Appreciation Target Portfolio
Investment Objective: long-term capital growth.

General. Each Portfolio allocates its assets across six uniquely specialized investment strategies. Initially and each year, on or about the annual security selection date (March1), each Portfolio will invest in the securities determined by the model based on its six respective investment strategies. On or about the annual security selection date, each Portfolio will establish both percentage allocations among the six investment strategies and the percentage allocation of each security's position within each Equity Strategy. First Trust reserves the right to over-weight, under-weight, or exclude certain companies from the holdings of either Portfolio. The percentage allocations among the six investment strategies at each annual security selection date are approximately as follows:

AST First Trust Portfolios: Asset Allocations
Investment Strategy	AST First Trust Balanced Target Portfolio	AST First Trust Capital Appreciation Target Portfolio
Dow Jones Income	35.00%	20.00%
NYSE® International Target 25	10.00%	10.00%
Global Dividend Target 15	15.00%	20.00%
Value Line® Target 25	15.00%	20.00%
Target Small Cap	5.00%	15.00%
The DowSM Target Dividend	20.00%	N/A
Nasdaq® Target 15	N/A	15.00%

Investment Strategies for the Portfolios

Dow Jones Income

In selecting securities for this strategy, First Trust follows an investment strategy that invests in securities identified by applying certain screens to the Dow Jones Corporate Bond Index. This strategy emphasizes high credit quality, liquidity, diversification, issuer fundamentals, and duration management.

  Step 1: Begin with the universe of bonds that comprise the Dow Jones Corporate Bond Index on or about the applicable security selection date. The Dow Jones Corporate Bond Index identifies bonds with an investment-grade credit rating of no less than Baa3 as rated by Moody's Investors Service (or rated of similar quality by another rating agency).

  Step 2: For liquidity, eliminate each bond that does not have at least $350 million principal amount in outstanding issuance.

  Step 3: Eliminate bonds based on proprietary factors including issuer fundamentals and diversification.

  Step 4: Bonds satisfying the above 3 steps are weighted across multiple sectors and maturity bands of the Dow Jones Corporate Bond Index.

  Step 5: Bonds are then selected based on availability and relative value compared to similar quality bonds within the investment grade universe. Due to poor liquidity or lack of availability, like-bonds that are not components of the Dow Jones Corporate Bond Index may be selected within the investment grade universe that have similar characteristics as the bonds identified through steps 1-4.

In the event a bond identified by the process described above is exempted from the Dow Jones Corporate Bond Index, First Trust may continue its investment in such bond or may identify an alternative bond from the Dow Jones Corporate Bond Index until the next security selection date.

Each holding is monitored and evaluated for potential credit downgrades/upgrades and issue-specific business fundamentals, and the portfolio is monitored for interest rate sensitivity through optimal duration management.

NYSE® International Target 25

The NYSE® International Target 25 Strategy stocks are selected by First Trust as follows:

  Step 1: Begin with the stocks that comprise the NYSE International 100 IndexSM on or about the applicable security selection date. The Index consists of the 100 largest non-U.S. stocks trading on the New York Stock Exchange.

  Step 2: Screen for liquidity by eliminating companies with average daily trading volume below $300,000 for the prior three months.

  Step 3: Rank each remaining stock on two factors:
  Factor 1: Price to book
  Factor 2: Price to cash flow, lower, but positive, price to book and price to cash flow ratios are generally used as an indication of value.

  Step 4: Construct an equally-weighted portfolio of the 25 stocks with the best overall ranking on the two factors.

Global Dividend Target 15

In selecting stocks for this strategy, First Trust uses a disciplined investment strategy that invests primarily in the common stocks of the companies that are components of the Dow Jones Industrial AverageSM (DJIA), the Financial Times Industrial Ordinary Share Index (FT Index) and the Hang Seng IndexSM. The DJIA consists of stocks chosen by the editors of The Wall Street Journal as representative of the broad market and of American industry. The FT Index is comprised of 30 stocks chosen by the editors of The Financial Times as representative of British industry and commerce. The Hang Seng Index consists of 38 stocks listed on the Hong Kong Stock Exchange, and it includes companies intended to represent four major market sectors: commerce and industry, finance, properties and utilities.

This strategy primarily consists of common stocks of the five companies with the lowest per share stock price of the ten companies in each of the DJIA, FT Index and Hang Seng Index, respectively, that have the highest dividend yields in the respective index as of the close of business on or about the applicable security selection date.

Value Line® Target 25

To select the stocks for this strategy, First Trust follows a disciplined investment strategy that invests primarily in the common stocks of 25 companies selected from a subset of the stocks that receive Value Line's® #1 ranking for "Timeliness™" as of the close of business on or about the applicable security selection date. Value Line's ranking for Timeliness measures Value Line's view of probable price performance during the next 6 to 12 months based upon long-term trend of earnings, prices, recent earnings, price momentum, and earnings surprise. First Trust expects to select 25 common stocks each year through the following multi-step process from a subset of the stocks that receive Value Line's® #1 ranking for Timeliness as of the close of business on or about the applicable security selection date:

  Step 1: Start with the 100 stocks that Value Line® on or about the security selection date gives its #1 ranking for "Timeliness™", and remove the stocks of companies considered to be financial companies and the stocks of companies whose shares are not listed on a U.S. securities exchange. Rank each remaining stock from the best (1) to worst (100) on the following factors:

  12 month price appreciation

  6 month price appreciation

  return on assets

  price to cash flow

  Step 2: Select a market-cap weighted portfolio of the 25 stocks with the best overall ranking on the above four factors.

Securities selected by this strategy will be weighted by market capitalization subject to the restriction that no stock will comprise less than 1% or more than 7.5% of the portfolio on or about the security selection date.

Target Small Cap

The Target Small-Cap stocks are stocks with small market capitalizations that have recently exhibited certain positive financial attributes. First Trust selects stocks for this strategy as follows:

  Step 1: Select the stocks of all U.S. corporations that trade on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) or The Nasdaq Stock Market (Nasdaq) (excluding limited partnerships, American Depositary Receipts and mineral and oil royalty trusts) as of the close of business on or about the applicable security selection date.

  Step 2: Select companies that have a market capitalization of between $150 million and $1 billion and whose stock has an average daily dollar trading volume of at least $500,000.

  Step 3: Select stocks with positive three-year sales growth.

  Step 4: From there, select those stocks whose most recent annual earnings are positive.

  Step 5: Eliminate any stock whose price has appreciated by more than 75% in the last 12 months.

  Step 6: Select the 40 stocks with the greatest price appreciation in the last 12 months.

Market capitalization and average trading volume are based on 1996 dollars which are periodically adjusted for inflation. Securities selected by this strategy will be weighted by market capitalization.

The DowSM Target Dividend (AST First Trust Balanced Target Portfolio only)

This investment strategy looks for common stocks issued by companies that are expected to provide income and have the potential for capital appreciation. First Trust follows a disciplined investment strategy that invests primarily in the 20 common stocks from the Dow Jones Select Dividend Index with the best overall ranking on both the change in return on assets over the last 12 months and price to book ratio. Specifically, this investment strategy consists of the following steps:

  Step 1: Rank all 100 stocks contained in the Dow Jones Select Dividend Index on or about the applicable security selection date (best [1] to worst [100]) by:

  Greatest change in return on assets over the last 12 months. An increase in return on assets generally indicates improving business fundamentals.

  Price to book. A lower, but positive, price to book ratio is generally used as an indication of value.

  Step 2: Select an approximately equally-weighted portfolio of the 20 stocks with the best overall ranking on the two factors.

Nasdaq Target 15 (AST First Trust Capital Appreciation Target Portfolio only)

This investment strategy looks for common stocks issued by companies that are expected to have the potential for capital appreciation. To select the stocks for this investment strategy, First Trust follows a disciplined investment strategy that invests primarily in the common stocks of 15 companies selected from a subset of the stocks included in the NASDAQ-100 Index as of the close of business on or about the applicable security selection date.

  Step 1: Begin with the stocks that comprise the NASDAQ 100 Index. Rank each stock on the following factors:

  12 month price appreciation

  6 month price appreciation

  return on assets

  price to cash flow

  Step 2: Select a market-cap weighted portfolio of the 15 stocks with the best overall ranking on the four factors.

Securities selected by this strategy will be weighted by market capitalization subject to the restriction that no stock will comprise less than 1% or more than 7.5% of the portfolio on or about the security selection date.

Asset Class Allocations. In addition to allocating each Portfolio's assets across the six investment strategies, the overall mix between equity and fixed-income securities will vary for both Portfolios. The AST First Trust Balanced Target Portfolio will normally invest approximately 65% of its total assets in equity securities and 35% in fixed-income securities as of the security selection date. Depending on market conditions on the security selection date, the equity portion may range between 60-70% and the fixed-income portion between 30-40%. The AST First Trust Capital Appreciation Target Portfolio will normally invest approximately 80% of its total assets in equity securities and 20% in fixed-income securities as of the securities selection date. Depending on market conditions on the security selection date, the equity portion may range between 75-85% and the fixed-income portion between 15-25%.

Equity Securities. Each Portfolio invests a substantial portion of its assets in equity securities. Eligible equity securities include common stocks, warrants to purchase common stocks, and securities convertible into common stocks (such as convertible bonds and debentures). In addition, the Portfolios may invest in equity securities of foreign issuers, including depositary receipts that represent foreign common stocks deposited with a custodian.

Fixed-Income Securities. Each Portfolio may invest in debt obligations of varying quality, including securities issued or guaranteed by the U.S. Government and its agencies, and debt obligations issued by U.S. companies, foreign companies and foreign governments and their agencies. The Portfolios will limit their respective investments in debt obligations rated at least investment grade by Moody's Investors Service (Moody's), Standard Poor's Ratings Services (S&P), or another major rating service, and unrated debt obligations that First Trust believes are comparable in quality.

Other Investments and Investment Strategies for the Portfolios. In addition to the principal investment strategies outlined above, the Portfolios may invest in the following instruments and use the following investment methods:

  Common and Preferred Stocks

  Fixed-Income Securities

  Foreign Securities

  Derivative Instruments

  Initial Public Offerings

  Warrants

  Convertible Securities

  When-Issued, Delayed-Delivery, or Forward Commitment Transactions

  Illiquid and Restricted Securities

  Repurchase Agreements

  Reverse Repurchase Agreements

  Temporary Investments· Borrowing

  Lending Portfolio Securities

  Short Sales "Against the Box"

LICENSES AND MISCELLANEOUS INFORMATION

"Dow Jones Corporate Bond Index," "Dow Jones Industrial Average SM ," Dow SM ," "DIJA SM " and "Down Jones Select Dividend Index SM " are service marks of Dow Jones Company, Inc. (Dow Jones) and have been licensed for use for certain purposes by First Trust Advisors L.P. ("First Trust"). Dow Jones does not sponsor, endorse, sell or promote the AST First Trust Balanced Target Portfolio and/or the AST First Trust Capital Appreciation Target Portfolio (collectively, the "AST First Trust Portfolios"). Dow Jones makes no representation regarding the advisability of investing in such products. Except as noted herein, Dow Jones has not given First Trust or the Trust a license to use its indexes.

The AST First Trust Portfolios are not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the Contract owners of the AST First Trust Portfolios or any member of the public regarding the advisability of purchasing the AST First Trust Portfolios. Dow Jones' only relationship to First Trust is the licensing of certain copyrights, trademarks, servicemarks and service names of Dow Jones. Dow Jones has no obligation to take the needs of First Trust or the Contract owners of the AST First Trust Portfolios into consideration in determining, composing or calculating the Dow Jones Industrial AverageSM. Dow Jones is not responsible for and has not participated in the determination of the terms and conditions of the AST First Trust Portfolios to be issued, including the pricing or the amount payable under the Contracts. Dow Jones has no obligation or liability in connection with the administration or marketing of the AST First Trust Portfolios.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGESM OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, CONTRACT OWNERS OF THE AST FIRST TRUST PORTFOLIOS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGESM OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABLITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGESM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND FIRST TRUST.

"VALUE LINE®," "THE VALUE LINE INVESTMENT SURVEY" AND "VALUE LINE TIMELINESS™ RANKING SYSTEM" ARE REGISTERED TRADEMARKS OF VALUE LINE SECURITIES, INC. OR VALUE LINE PUBLISHING, INC. THAT HAVE BEEN LICENSED TO FIRST TRUST ADVISORS, L.P. THE AST FIRST TRUST PORTFOLIOS ARE NOT SPONSORED, RECOMMENDED, SOLD OR PROMOTED BY VALUE LINE PUBLISHING, INC., VALUE LINE, INC. OR VALUE LINE SECURITIES, INC. ("VALUE LINE"). VALUE LINE MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUNDS. FIRST TRUST IS NOT AFFILIATED WITH ANY VALUE LINE COMPANY.

"Value Line Publishing, Inc.'s ("VLPI") only relationship to First Trust is VLPI's licensing to First Trust of certain VLPI trademarks and trade names and the Value Line Timeliness Ranking System (the "System"), which is composed by VLPI without regard to First Trust, the AST First Trust Portfolios, the Trust or any investor. VLPI has no obligation to take the needs of First Trust or any investor in the AST First Trust Portfolios into consideration in composing the System. The AST First Trust Portfolios results may differ from the hypothetical or published results of the Value Line Timeliness Ranking System. VLPI is not responsible for and has not participated in the determination of the prices and composition of the AST First Trust Portfolios or the timing of the issuance for sale of the AST First Trust Portfolios or in the calculation of the equations by which the AST First Trust Portfolios is to be converted into cash.

VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PUPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM. VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE AST FIRST TRUST PORTFOLIOS AND/OR THE FUND; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS THE AST FIRST TRUST PORTFOLIOS AND/OR THE FUND, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTIAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE AST FIRST TRUST PORTFOLIOS AND/OR THE FUND.

"NYSE®" is a registered service mark of, and "NYSE International 100 Index SM" is a service mark of, the NYSE Group, Inc. ("NYSE") and both have been licensed for use for certain purposes by First Trust Advisors, L.P. The AST First Trust Portfolios which uses a strategy, based in part on the NYSE International 100 IndexSMare not sponsored, endorsed, sold or promoted by NYSE, and NYSE makes no representation regarding the advisability of investing in such products.

NYSE Group, Inc. has no relationship to First Trust other than the licensing of NYSE International 100 IndexSM (the "Index") and its service marks for use in connection with the AST First Trust Portfolios.

NYSE Group, Inc. does not:

  Sponsor, endorse, sell or promote the AST First Trust Portfolios.

  Recommend that any person invest in the AST First Trust Portfolios or any other securities.

  Have any responsibility or liability for or make any decisions about the timing, amount or pricing of AST First Trust Portfolios.

  Have any responsibility or liability for the administration, management or marketing of the AST First Trust Portfolios.

  Consider the needs of the AST First Trust Portfolios or the Contract owners of the AST First Trust Portfolios in determining, composing or calculating the NYSE International 100 IndexSM or have any obligation to do so.

NYSE Group, Inc. will not have any liability in connection with the AST First Trust Portfolios or the Fund. Specifically,

  NYSE Group, Inc. does not make any warranty, express or implied, and NYSE Group, Inc. disclaims any warranty about:

  The results to be obtained by the AST First Trust Portfolios, the Contract owner of the AST First Trust Portfolios or any other person in connection with the use of the Index and the data included in the NYSE International Target 25 Strategy;

  The accuracy or completeness of the Index and its data;

  The merchantability and the fitness for a particular purpose or use of the Index and its data;

  NYSE Group, Inc. will have no liability for any errors, omissions or interruptions in the Index or its data;

  Under no circumstances will NYSE Group, Inc. or any of its affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if NYSE Group, Inc. knows that they might occur.

The licensing agreement between First Trust Advisors L.P. and NYSE Group, Inc. is solely for their benefit and not for the benefit of the Contract owners of the AST First Trust Portfolios or any other third parties.

The AST First Trust Portfolios are not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market,Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the AST First Trust Portfolios. The Corporations make no representation or warranty, express or implied, to the owners of shares of the AST First Trust Portfolios or any member of the public regarding the advisability of investing in securities generally or in the AST First Trust Portfolios particularly, or the ability of the Nasdaq,® Nasdaq-100 Index® to track general stock market performance. The Corporations' only relationship to the First Trust Advisors L.P. ("Licensee") is in the licensing of the Nasdaq®,Nasdaq 100® and Nasdaq-100 Index® registered trademarks and certain trade names of the Corporations and the use of the Nasdaq-100 Index®, which is determined, composed and calculated by Nasdaq without regard to Licensee or the AST First Trust Portfolios. Prudential Investments LLC (Sub-Licensee) has sublicensed certain Nasdaq trademarks and tradenames of the Corporations. Nasdaq has no obligation to take the needs of the Licensee, the Sub-Licensee, or the owners of shares of the AST First Trust Portfolios into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of the AST First Trust Portfolios to be issued or in the determination or calculation of the equation by which the AST First Trust Portfolios are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the AST First Trust Portfolios.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCUATION OF THE NASDAQ 100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, RECORD OR BENEFICIAL SHAREHOLDERS OF THE AST FIRST TRUST PORTFOLIOS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ 100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ 100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBIITY OF SUCH DAMAGES.

AST Dynamic Asset Allocation Portfolios

AST Aggressive Asset Allocation Portfolio
AST Capital Growth Asset Allocation Portfolio
AST Balanced Asset Allocation Portfolio
AST Conservative Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio

Investment Objective: The investment objective of each of the AST Aggressive Asset Allocation Portfolio, the AST Capital Growth Asset Allocation Portfolio, the AST Balanced Asset Allocation Portfolio, the AST Conservative Asset Allocation Portfolio, and the AST Preservation Asset Allocation Portfolio (collectively, the "Dynamic Asset Allocation Portfolios") is to obtain the highest potential total return consistent with its specified level of risk tolerance.

The investment objective and the definition of risk tolerance level are not fundamental policies for any of the Asset Allocation Portfolios and, therefore, can be changed by the Board of Trustees of the Fund at any time. The current relative risk tolerance level for each of the Asset Allocation Portfolios may be summarized as set forth below:

Principal Investment Policies and Risks. Each Dynamic Asset Allocation Portfolio is a "fund of funds." That means that each Dynamic Asset Allocation Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. Other mutual funds in which in which a Dynamic Asset Allocation Portfolio may invest are collectively referred to as the "Underlying Portfolios." Consistent with the investment objectives and policies of the Dynamic Asset Allocation Portfolios, other mutual funds may from time to time be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Dynamic Asset Allocation Portfolios. Currently, the only Underlying Portfolios in which the Dynamic Asset Allocation Portfolios invest are other Portfolios of the Trust and certain mony market funds advised by an Investment Manager or one of its affiliates.

Investment Process. The asset allocation strategy for each Dynamic Asset Allocation Portfolio is determined by Prudential Investments LLC (PI). As a general matter, PI begins by constructing a neutral allocation for each Dynamic Asset Allocation Portfolio. Each neutral allocation initially divides the assets for the corresponding Dynamic Asset Allocation Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI EAFE Index, and the Lehman Brothers U.S. Aggregate Bond Index. The Russell 3000 Index measures the performance of the approximately 3000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The MSCI EAFE Index consists of almost 1,000 stocks in 21 countries outside North and South America, and represents approximately 85% of the total market capitalization in those countries. The Lehman Brothers U.S. Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of securities that have at least 1-year until final maturity and that are registered with the Securities and Exchange Commission. This index generally includes U.S. government securities, mortgage-backed securities, asset-backed securities, and corporate securities but generally excludes municipal bonds, bonds with equity-type features (e.g., warrants, convertibility, etc.), private placements, floating-rate issues, and inflation-linked bonds. Generally, the neutral allocation for the more aggressive Dynamic Asset Allocation Portfolios will emphasize investments in the equity asset class while the neutral allocation for the more conservative Dynamic Asset Allocation Portfolios will emphasize investments in the debt/money market asset class.

The selection of specific combinations of Underlying Portfolios for each Dynamic Asset Allocation Portfolio generally will be determined by PI in consultation with Morningstar Associates, LLC (Morningstar). Morningstar will employ various quantitative and qualitative research methods to propose weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for each Dynamic Asset Allocation Portfolio. PI will consider these proposals along with its own quantitative and qualitative research methods in setting preliminary weighted combinations of Underlying Portfolios for each Dynamic Asset Allocation Portfolio.

PI will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, PI will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for each Dynamic Asset Allocation Portfolio based upon its views on certain factors, including, but not limited to, the following:

  asset class (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on equity or debt securities)

  geographic focus (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on domestic or international issuers)

  investment style (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on securities with value, growth, or core characteristics)

  market capitalization (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on small-cap, mid-cap, or large-cap issuers); and

  "off-benchmark" factors (e.g., add exposure to asset sub-classes or investment categories generally not captured in the neutral allocation such as real estate, natural resources, global bonds, limited maturity bonds, high-yield bonds (also referred to as "junk bonds"), or cash.

Under normal conditions, PI currently expects that the assets of the Dynamic Asset Allocation Portfolios will be invested as set forth in the table below.

Portfolio	Approximate Net Assets Allocated to Underlying Portfolios Investing Primarily in Equity Securities	Approximate Net Assets Allocated to Underlying Portfolios Investing Primarily in Debt Securities and Money Market Instruments
AST Aggressive Asset Allocation Portfolio	100% (Generally range from 92.5%-100%)	0% (Generally range from 0-7.5%)
AST Capital Growth Asset Allocation Portfolio	80% (Generally range from 72.5%-87.5%)	20% (Generally range from 12.5%-27.5%)
AST Balanced Asset Allocation Portfolio	65% (Generally range from 57.5%-72.5%)	35% (Generally range from 27.5%-42.5%)
AST Conservative Asset Allocation Portfolio	55% (Generally range from 47.5%-62.5%)	45% (Generally range from 37.5%-52.5%)
AST Preservation Asset Allocation Portfolio	35% (Generally range from 27.5%-42.5%)	65% (Generally range from 57.5%-72.5%)

PI currently expects that any changes to the asset allocation and Underlying Portfolio weights will be effected within the above-referenced ranges. Consistent with each Dynamic Asset Allocation Portfolio's principal investment policies, PI may, however, change the asset allocation and Underlying Portfolio weights both within and beyond such above-referenced ranges at any time in its sole discretion. In addition, PI may, at any time in its sole discretion, rebalance a Dynamic Asset Allocation Portfolio's investments to cause its composition to match the asset allocation and Underlying Portfolio weights.

Although PI and American Skandia Investment Services, Inc. serve as the Investment Managers of the Underlying Portfolios, the day-to-day investment management of the Underlying Portfolios is the responsibility of the Sub-advisors. Morningstar is not involved in, or responsible for, the management of the Underlying Portfolios. The extent to which Morningstar's recommendations are adopted and implemented is determined in the sole discretion of PI.

Other Investments. The Dynamic Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each Dynamic Asset Allocation Portfolio is now permitted under current law to invest in "securities" as defined under the Investment Company Act of 1940. For these purposes, the term "securities" includes, without limitation, shares of common or preferred stock, warrants, security futures, notes, bonds, debentures, any put, call, straddle, option, or privilege on any security or on any group or index of securities, or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to a foreign currency.

Temporary Investments. Up to 100% of a Dynamic Asset Allocation Portfolio's assets may be invested temporarily in cash or cash equivalents and the Dynamic Asset Allocation Portfolio may otherwise deviate from its customary investment strategies in response to extraordinary adverse political, economic, financial, or stock market events. Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While a Dynamic Asset Allocation Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited. Shares of the Underlying Portfolios may be sold for a variety of reasons, such as to effect a change in strategic and Underlying Portfolio allocations, to secure gains, to limit losses, or to re-deploy assets to more promising opportunities.

Principal Risks. The Underlying Portfolio shares in which the Dynamic Asset Allocation Portfolios invest have risks, and the value of those shares will fluctuate. As a result, the performance of a Dynamic Asset Allocation Portfolio depends on how its assets are allocated and reallocated among the Underlying Portfolios and the performance of those Underlying Portfolios. A principal risk of investing in each Dynamic Asset Allocation Portfolio is that the Investment Managers will make less than optimal decisions regarding allocation of assets in the Underlying Portfolios. Because each of the Dynamic Asset Allocation Portfolios generally invests all of its assets in Underlying Portfolios, the risks associated with each Dynamic Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the applicable Underlying Portfolios. The ability of each Dynamic Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives.

Some of these risks related to the Underlying Portfolios include, but are not limited to, the risks set forth below. Equity securities may decline because the stock market as a whole declines, or because of reasons specific to a company, such as disappointing earnings or changes in its competitive environment. In addition, a Dynamic Asset Allocation Portfolio's level of risk will increase if a significant portion of such Portfolio's assets are allocated to investment in securities of small and medium capitalization companies. The AST Aggressive Asset Allocation Portfolio, the AST Capital Growth Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, and AST Conservative Asset Allocation Portfolio will be particularly subject to the above-referenced risks because each of them will have significant exposure to Underlying Portfolios that invest primarily in equity securities. Any fixed-income allocation of a Dynamic Asset Allocation Portfolio may be subject to changes in market interest rates and changes in the credit quality of specific issuers. In addition, significant exposure to fixed income securities with intermediate to long maturities could subject a Dynamic Asset Allocation Portfolio to the risk of substantial declines in such Portfolio's share price when there are significant changes in market interest rates. A Dynamic Asset Allocation Portfolio's level of risk will increase if a significant portion of such Portfolio's assets are allocated to investment in lower-rated high yield bonds (also commonly known as "junk bonds") or in foreign securities. The AST Balanced Asset Allocation Portfolio, the AST Conservative Asset Allocation Portfolio, and the AST Preservation Asset Allocation Portfolio will be particularly subject to the above-referenced risks because each of them will have significant exposure to Underlying Portfolios that invest primarily in fixed-income securities.

For additional information about the risks involved with investing in mutual funds, see this Prospectus under "Risk/Return Summary—Principal Risks."

AST T. Rowe Price Global Bond Portfolio

Investment Objective: to provide high current income and capital growth by investing in high-quality, foreign and U.S. dollar-denominated bonds.

Prinicpal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities. The 80% investment requirement applies at the time the Portfolio invests its assets. To achieve its objectives, the Portfolio intends to invest primarily in all types of high quality bonds including those issued or guaranteed by the U.S. or foreign governments or their agencies and by foreign authorities, provinces and municipalities as well as investment grade corporate bonds and mortgage-related and asset-backed securities of U.S. and foreign issuers.

The Portfolio may also invest in convertible securities and corporate commercial paper; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations; delayed portfolio loans and revolving credit securities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by federal, state or local governments and their agencies and government-sponsored enterprises; obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.

The Portfolio seeks to moderate price fluctuation by actively managing its maturity structure and currency exposure. The subadviser bases its investment decisions on fundamental market factors, currency trends, and credit quality. The Portfolio generally invests in countries where the combination of fixed-income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the subadviser believes that the currency risk can be minimized through hedging. These bonds must, at the time of purchase, have received an investment-grade rating from at least one rating agency (or if unrated, must have a subadviser equivalent rating) but could be rated below investment-grade by other agencies. Such bonds are called "split-rated"). Although the Portfolio expects to maintain an intermediate-to-long weighted average maturity, there are no maturity restrictions on the overall portfolio or on individual securities. The Portfolio may and frequently does engage in foreign currency transactions such as forward foreign currency exchange contracts, hedging its foreign currency exposure back to the dollar or against other foreign currencies ("cross-hedging"). The subadviser also attempts to reduce currency risks through diversification among foreign securities and active management of currency exposures. The subadviser may use foreign forward currency contracts ("forwards") to hedge the risk to the Portfolio when foreign currency exchange rate movements are expected to be unfavorable to U.S. investors. The subadviser may use forwards in an effort to benefit from a currency believed to be appreciating in value versus other currencies. The subadviser may also invest in currencies or forwards in cases where the Portfolio does not hold bonds denominated in that currency, for example, in situations where the subadviser wants currency exposure to a particular market but believes that the bonds are unattractive. Under certain circumstances, the subadviser may commit a substantial portion of the Portfolio to currencies and forwards If the subadviser's forecast of currency movements proves wrong, this investment activity may cause a loss. Also, for emerging markets, it is often not possible to hedge the currency risk associated with emerging market bonds because their currency markets are not sufficiently developed.

The Portfolio may also invest up to 20% of its assets in the aggregate in below investment-grade, high-risk bonds ("junk bonds") and emerging market bonds. Some emerging market bonds, such as Brady Bonds, may be denominated in U.S. dollars. In addition, the Portfolio may invest up to 30% of its assets in mortgage-related (including mortgage-dollar rolls and derivatives, such as collateralized mortgage obligations and stripped mortgage securities) and asset-backed securities.

Like any fixed income fund, the value of the Portfolio will fluctuate in response to changes in market interest rates and the credit quality of particular companies. International fixed income investing, however, involves additional risks that can increase the potential for losses. These additional risks include varying stages of economic and political development of foreign countries, differing regulatory and accounting standards in non-U.S. markets, and higher transaction costs. Because a substantial portion of the Portfolio's investments are denominated in foreign currencies, exchange rates are also likely to have a significant impact on total Portfolio performance. For example, a rise in the U.S. dollar's value relative to the Japanese yen will decrease the U.S. dollar value of a Japanese bond held in the Portfolio, even though the price of that bond in yen remains unchanged. Therefore, because of these currency risks and the risks of investing in foreign securities generally, the Portfolio will involve a greater degree of risk and share price fluctuation than a fund investing primarily in domestic fixed income securities, but ordinarily will involve less risk than a fund investing exclusively in foreign fixed income securities. In addition, the Portfolio's focus on longer maturity bonds will tend to cause greater fluctuations in value when interest rates change. The Portfolio's investments in mortgage-related and asset-backed securities could further result in increased volatility, as these securities are sensitive to interest rate changes. Further, these securities carry special risks in the event of declining interest rates, which would cause prepayments to increase, and the value of the securities to decrease.

Types of Debt Securities. The Portfolio's investments in debt securities may include securities issued or guaranteed by the U.S. and foreign governments, their agencies, instrumentalities or political subdivisions, securities issued or guaranteed by supranational organizations (e.g., European Investment Bank, InterAmerican Development Bank or the World Bank), bank or bank holding company securities, foreign and domestic corporate debt securities, and commercial paper.

The Portfolio may invest in zero coupon securities, which are securities that are purchased at a discount from their face value, but that do not make cash interest payments. Zero coupon securities are subject to greater fluctuation in market value as a result of changing interest rates than debt obligations that make current cash interest payments.

The Portfolio may invest in Brady Bonds, which are used as a means of restructuring the external debt burden of certain emerging countries. Even if the bonds are collateralized, they are often considered speculative investments because of the country's credit history or other factors. The Portfolio may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the Trust's expenses, shareholders will also indirectly bear similar expenses of such trusts.

The Portfolio from time to time may invest in debt securities convertible into equities.

Nondiversified Investment Company. The Portfolio intends to select its investments from a number of country and market sectors, and intends to have investments in securities of issuers from a minimum of three different countries (including the United States). However, the Portfolio is considered a "nondiversified" investment company for purposes of the Investment Company Act of 1940. As such, the Portfolio may invest more than 5% of its assets in the fixed-income securities of individual foreign governments. The Portfolio generally will not invest more than 5% of its assets in any individual corporate issuer, except with respect to certain short-term investments. As a nondiversified fund, a price decline in any one of the Portfolio's holdings may have a greater effect on the Portfolio's value than on the value of a fund that is more broadly diversified.

Other Investments:
Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit default and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return or for the purpose of hedging a portfolio position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount," i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Under most swap agreements entered into by the Portfolio, the parties' obligations are determined on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

There are risks in the use of swaps. Whether the Portfolio's use of swap agreements will be successful will depend on the sub-advisor's ability to predict that certain types of investments are likely to produce greater returns than other investments. Interest rate and currency swaps could result in losses if interest rate or currency changes are not correctly anticipated. Total return swaps could result in losses if the reference index, security or investments do not perform as anticipated. Credit default swaps could result in losses if the sub-advisor does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The Portfolio will not enter into a swap agreement with any single counterparty if the net amount owed or to be received under existing contracts with that party would exceed 5% of total assets, or if the net amount owed or to be received by the Portfolio under all outstanding swap agreements will exceed 10% of total assets.

The Portfolio may buy and sell futures contracts (and related options) for a number of reasons including: to manage exposure to changes in interest rates, securities prices and currency exchange rates; as an efficient means of adjusting overall exposure to certain markets; to earn income; to protect the value of portfolio securities; and to adjust the portfolio's duration. The Portfolio may purchase or write call and put options on securities, financial indices, and foreign currencies. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or re-deploy assets into more promising opportunities.

Temporary Investments. To protect against adverse movements of interest rates, the Portfolio may invest without limit in short-term obligations denominated in U.S. and foreign currencies such as certain bank obligations, commercial paper, short-term government and corporate obligations, repurchase agreements and money market mutual funds managed by the subadviser. Cash reserves also provide flexibility in meeting redemptions and paying expenses. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of high current income and capital growth may be limited.

AST High Yield Portfolio

Investment Objective: to seek a high level of current income and may also consider the potential for capital appreciation.

Principal Investment Policies and Risks:
The Portfolio will invest, under normal circumstances, at least 80% of the Portfolio's net assets plus any borrowings for investment purposes (measured at the time of purchase) in non-investment grade high-yield fixed-income investments, including exposure to credit linked instruments and derivatives. Non-investment grade securities are securities rated BB, Ba or below by Moody's Investors Services, Inc. or Standard & Poor's Corporation, or, if unrated, determined by the subadviser to be of comparable quality.

The Portfolio may invest in all types of fixed income securities, including, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), fixed time deposits and bankers' acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or "indexed" securities and event-linked bonds, loan participations and assignments, convertible and non-convertible corporate debt obligations, custodial receipts, municipal securities, brady bonds preferred stock, delayed funding loans and revolving credit facilities. The Portfolio may purchase the securities of issuers that are in default. The Portfolio may engage in short sales.

The Portfolio may invest up to 25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency. However, to the extent that the subadviser has entered into transactions that are intended to hedge the Fund's position in a non-U.S. dollar denominated obligation against currency risk, such obligation will not be counted when calculating compliance with the 25% limitation on obligations in non-U.S. currency.

Under normal market conditions, the Portfolio may invest up to 20% of its Net Assets in investment grade fixed-income securities, including U.S. Government Securities. The Portfolio may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the Portfolio or when the equity securities are received by the Portfolio in connection with a corporate restructuring of an issuer.

To the extent the Portfolio invests in sovereign debt obligations the Portfolio will be subject to the risk that the issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. There are also risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country. The risks associated with the general economic environment of a country can encompass, among other things, low quality and growth rate of Gross Domestic Product (''GDP''), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP. The risk factors associated with the inability of a country to pay its external debt obligations in the immediate future may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.

Foreign Risk — The Portfolio will be subject to risks of loss with respect to their foreign investments that are not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Portfolio will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when the Portfolio invests in issuers located in emerging countries.

Emerging Countries Risk — The Portfolio may invest in emerging countries. The securities markets of Asian, Latin, Central and South American, Eastern European, Middle Eastern, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. These risks are not normally associated with investments in more developed countries.

"Junk Bond'' Risk — The Portfolio will invest in non-investment grade fixed-income securities (commonly known as ''junk bonds'') that are considered predominantly speculative by traditional investment standards. Non-investment grade fixed-income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

The following paragraphs describe some specific types of fixed-income investments that the Portfolio may invest in, and some of the investment practices that the Portfolio will engage in.

U.S. Government Securities. The Portfolio may invest in various types of U.S. Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the U.S. Treasury; those that are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others that are supported only by the credit of the instrumentality.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the U.S. dollar and a foreign currency or currencies.

While the subadviser may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions. In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the Portfolio's interest income to decline if market interest rates decline.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Event-Linked Bonds. Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest all of its assets in mortgage-backed and other asset-backed securities, including collateralized mortgage obligations. The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.

Reverse Repurchase Agreements and Dollar Rolls. In addition to entering into reverse repurchase agreements, the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio's share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.

Foreign Securities. The Portfolio may invest up to 30% of its assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 10% of its assets in securities of issuers based in developing countries (as determined by the subadviser). The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, and enter into forward foreign currency exchange contracts for the purpose of hedging currency exchange risks arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

Short Sales and Short Sales"Against the Box." The Portfolio may sell securities short and may sell securities short "against the box."

Derivative Instruments. The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on U.S. or foreign exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy. The Portfolio's investments in swap agreements are described directly below.

Swap Agreements. The Portfolio may enter into interest rate, index, credit and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return. The Portfolio may also enter into options on swap agreements. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount," i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Portfolio may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. If the Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

Under most swap agreements entered into by the Portfolio, the parties' obligations are determined on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

Whether the Portfolio's use of swap agreements will be successful will depend on the subadviser's ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.

For purposes of applying the Portfolio's investment policies and restrictions (as stated in this Prospectus and the Fund's SAI) swap agreements are generally valued by the Portfolios at market value . In the case of a credit default swap sold by a Portfolio ( i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Collateralized Debt Obligations. The Portfolio may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Prospectus and the Fund's SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Credit Default Swap Agreements and Similar Instruments -- The Portfolio may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Portfolio. The protection "buyer" in a credit default contract may be obligtated to pay the protection "seller" an up-front or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Portfolio may be either the buyer or seller in the transaction. If there is a buyer and no credit event occurs, the Portfolio recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Portfolio generally receives an up-front payment or a fixed rate of income throughout the term of the swap, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Credit default swaps and similar instruments involve greater risks than if the Portfolio had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks. The Portfolio will enter into credit default swap agreements and similar instruments only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the subadviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up-front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. When the Portfolio acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

AST Lord Abbett Bond-Debenture Portfolio

Investment Objective: to seek high current income and the opportunity for capital appreciation to produce a high total return.

Principal Investment Policies and Risks:
The Portfolio has a non-fundamental policy of investing, under normal circumstances, at least 80% of the value of its assets in fixed income securities. The 80% investment requirement applies at the time the Portfolio invests its assets.

Fixed income securities include securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations; delayed portfolio loans and revolving credit securities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by state or local governments and their agencies and government-sponsored enterprises; obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.

To pursue its objective, the Portfolio normally invests primarily in high yield and investment grade debt securities, securities convertible into common stock and preferred stocks. At least 20% of the Portfolio's assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents.

The subadviser believes that a high total return (current income and capital growth) may be derived from an actively managed, diversified portfolio of investments. Through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions, the subadviser attempts to reduce the Portfolio's risks. The subadviser seeks unusual values, using fundamental, "bottom-up" research (i.e., research on individual companies rather than the economy as a whole) to identify undervalued securities. The Portfolio may find good value in high yield securities, sometimes called "lower-rated bonds" or "junk bonds," and frequently may have more than half of its assets invested in those securities. Higher yield on debt securities can occur during periods of high inflation when the demand for borrowed money is high. Also, buying lower-rated bonds when the subadviser believes their credit risk is likely to decrease may generate higher returns.

The Portfolio may also make significant investments in mortgage-backed securities. Although the Portfolio expects to maintain a weighted average maturity in the range of five to twelve years, there are no maturity restrictions on the overall portfolio or on individual securities.

The Portfolio may invest up to 20% of its net assets in equity securities. These include common stocks, preferred stocks, convertible preferred stocks, warrants, stock purchase rights and similar instruments.

As a fund that invests primarily in fixed income securities, the Portfolio is subject to the general risks and considerations associated with investing in such securities. The value of an investment in the Portfolio will change as market interest rates fluctuate. When interest rates rise, the prices of debt securities are likely to decline, and when interest rates fall, the prices of debt securities tend to rise. The Portfolio generally maintains a relatively long average maturity, and longer-term debt securities are usually more sensitive to interest rate changes. Put another way, the longer the maturity of a security, the greater the effect a change in interest rates is likely to have on its price.

There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Portfolio, a risk that will be relatively high because the Portfolio will likely have substantial junk bond investments. The Portfolio may sustain losses if an issuer defaults as to principal and/or interest payments after the Portfolio purchases its securities. In addition, the market for high yield securities generally is less liquid than the market for higher-rated securities. In addition, the risk to which the Portfolio is subject may be high relative to other fixed income funds because of the Portfolio's investment in convertible securities, which tend to be more volatile than non-convertible debt securities. In addition to the risks associated with fixed income securities generally, mortgage-backed securities are subject to the additional risk that early repayments will reduce the Portfolio's return on such securities.

To the extent that the Portfolio invests in equity securities, it will be subject to the risks associated with investing in such securities. In general, stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions. The stock markets tend to be cyclical, with periods of generally rising stock prices and other periods of generally declining prices. Accordingly, the value of the equity securities that the Portfolio holds may decline over short or extended periods.

Other Investments:
The Portfolio may invest up to 20% of its net assets in foreign securities (securities primarily traded in countries outside the United States), and may enter into forward foreign currency contracts in connection with these foreign investments.

Temporary Investments. While typically fully invested, the Portfolio may at times increase its investments in cash and short-term debt securities for defensive purposes. The Portfolio may also invest in short-term fixed income securities to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. Short-term securities include obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, and bank certificates of deposit and bankers' acceptances. When the Portfolio increases its cash position, the opportunity to achieve its investment objective of high total return will be limited.

Swap and Similar Transactions. The Portfolio may enter into swap transactions for hedging or for investment purposes. A swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or "notional" amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified securities or indices. The Portfolio may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

In a credit swap, the Portfolio may agree to make one or more premium payments in exchange for the agreement of its counterparty to pay an amount equal to the decrease in value of a specified bond or a basket of debt securities upon the occurrence of a default or other "credit event" relating to the issuers of the debt. In such transactions, the Portfolio effectively acquires protection from decreases in the creditworthiness of the debt issuers. Alternatively, the Portfolio may agree to provide such credit protection in exchange for receiving the premium payments.

The use of these transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If Lord Abbett is incorrect in its forecasts of the interest rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

Because these arrangements are bi-lateral agreements between the Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Portfolio. However, the Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. The Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that it is required to provide. Conversely, the Portfolio requires its counterparties to provide collateral on a comparable basis except in those instances in which Lord Abbett is satisfied with the claims paying ability of the counterparty without such collateral.

It is not currently expected that these transactions will be a principal strategy of the Portfolio.

AST PIMCO Total Return Bond Portfolio

Investment Objective: to seek to maximize total return, consistent with preservation of capital.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities. The 80% investment requirement applies at the time the Portfolio invests its assets. Fixed income securities include:

· securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises; · corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
· mortgage and other asset-backed securities;
· inflation-indexed bonds issued by both governments and corporations;
· structured notes, including hybrid or "indexed" securities, event-linked bonds;
· loan participations and assignments;
· delayed funding loans and revolving credit securities;
· bank certificates of deposit, fixed time deposits and bankers' acceptances;
· repurchase agreements and reverse repurchase agreements;
· debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
· obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises;
· derivative instruments, including futures, options and swap agreements; and
· obligations of international agencies or sup ranational entities.

Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, interest rate or maturity) that the subadviser believes to be relatively undervalued. In selecting fixed income securities, the subadviser uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the subadviser's outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security's expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the subadviser.

The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a three- to six-year time frame based on the subadviser's forecast for interest rates. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade ("junk bonds") but are rated B or higher by Moody's Investors Services,Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") (or, if unrated, determined by the subadviser to be of comparable quality).

Generally, over the long term, the return obtained by a portfolio investing primarily in fixed income securities such as the Portfolio is not expected to be as great as that obtained by a portfolio investing in equity securities. At the same time, the risk and price fluctuation of a fixed income fund is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. However, the Portfolio can and routinely does invest in certain complex fixed income securities (including various types of mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, options, swaps and dollar rolls) as described below, that many other fixed income funds do not utilize. These investments and practices are designed to increase the Portfolio's return or hedge its investments, but may increase the risk to which the Portfolio is subject.

Like other fixed income funds, the Portfolio is subject to market risk. Bond values fluctuate based on changes in interest rates, market conditions, investor confidence and announcements of economic, political or financial information. Generally, the value of fixed income securities will change inversely with changes in market interest rates. As interest rates rise, market value tends to decrease. This risk will be greater for long-term securities than for short-term securities. Certain mortgage-backed and asset-backed securities and derivative instruments in which the Portfolio may invest may be particularly sensitive to changes in interest rates. The Portfolio is also subject to credit risk, which is the possibility that an issuer of a security (or a counterparty to a derivative contract) will default or become unable to meet its obligation. Generally, the lower the rating of a security, the higher its degree of credit risk.

The following paragraphs describe some specific types of fixed-income investments that the Portfolio may invest in, and some of the investment practices that the Portfolio will engage in.

U.S. Government Securities. The Portfolio may invest in various types of U.S. Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the U.S. Treasury; those that are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others that are supported only by the credit of the instrumentality.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the U.S. dollar and a foreign currency or currencies.

While the subadviser may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions. In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the Portfolio's interest income to decline if market interest rates decline.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Event-Linked Bonds. Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest all of its assets in mortgage-backed and other asset-backed securities, including collateralized mortgage obligations. The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.

Reverse Repurchase Agreements and Dollar Rolls. In addition to entering into reverse repurchase agreements, the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio's share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.

Foreign Securities. The Portfolio may invest up to 30% of its assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 10% of its assets in securities of issuers based in developing countries (as determined by the subadviser). The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, and enter into forward foreign currency exchange contracts for the purpose of hedging currency exchange risks arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

Short Sales and Short Sales "Against the Box." Certain Portfolios may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, a Portfolio is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) a Portfolio must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received bya Portfolio on such security, a Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes a Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutualPortfolios that do not make short sales in securities they do not own. A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that a Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

Certain Portfolios may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated ona Portfolio's records or with its Custodian.

Derivative Instruments. The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on U.S. or foreign exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy. The Portfolio's investments in swap agreements are described directly below.

Swap Agreements. The Portfolio may enter into interest rate, index, credit and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return. The Portfolio may also enter into options on swap agreements. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount," i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Portfolio may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. If the Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

Under most swap agreements entered into by the Portfolio, the parties' obligations are determined on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

Whether the Portfolio's use of swap agreements will be successful will depend on the subadviser's ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.

For purposes of applying the Portfolio's investment policies and restrictions (as stated in this Prospectus and the Fund's SAI) swap agreements are generally valued by the Portfolios at market value . In the case of a credit default swap sold by a Portfolio ( i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Collateralized Debt Obligations. The Portfolio may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Prospectus and the Fund's SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

AST PIMCO Limited Maturity Bond Portfolio

Investment Objective: to seek to maximize total return, consistent with preservation of capital.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities. The 80% investment requirement applies at the time the Portfolio invests its assets. Fixed income securities include:

· securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises; · corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
· mortgage and other asset-backed securities;
· inflation-indexed bonds issued by both governments and corporations;
· structured notes, including hybrid or "indexed" securities, event-linked bonds;
· loan participations and assignments;
· delayed funding loans and revolving credit securities;
· bank certificates of deposit, fixed time deposits and bankers' acceptances;
· repurchase agreements and reverse repurchase agreements;
· debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
· derivative instruments, including futures, options and swap agreements;
· obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and
· obligations of international agencies or sup ranational entities.

Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, interest rate or maturity) that the subadviser believes to be relatively undervalued. In selecting fixed income securities, the subadviser uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the subadviser's outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security's expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the subadviser.

The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a one- to three-year time frame based on the subadviser's forecast for interest rates. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade ("junk bonds") but are rated B or higher by Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") (or, if unrated, determined by the subadviser to be of comparable quality).

Generally, over the long term, the return obtained by a portfolio investing primarily in fixed income securities such as the Portfolio is not expected to be as great as that obtained by a portfolio investing in equity securities. At the same time, the risk and price fluctuation of a fixed income fund is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. However, the Portfolio can and routinely does invest in certain complex fixed income securities (including various types of mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) as described below, that many other fixed income funds do not utilize. These investments and practices are designed to increase the Portfolio's return or hedge its investments, but may increase the risk to which the Portfolio is subject.

Like other fixed income funds, the Portfolio is subject to market risk. Bond values fluctuate based on changes in interest rates, market conditions, investor confidence and announcements of economic, political or financial information. Generally, the value of fixed income securities will change inversely with changes in market interest rates. As interest rates rise, market value tends to decrease. This risk will be greater for long-term securities than for short-term securities. Therefore, the Portfolio's share price is expected to fluctuate less than the AST PIMCO Total Return Bond Portfolio, because its average duration will be shorter. Certain mortgage-backed and asset-backed securities and derivative instruments in which the Portfolio may invest may be particularly sensitive to changes in interest rates. The Portfolio is also subject to credit risk, which is the possibility that an issuer of a security (or a counterparty to a derivative contract) will default or become unable to meet its obligation. Generally, the lower the rating of a security, the higher its degree of credit risk.

The following paragraphs describe some specific types of fixed-income investments that the Portfolio may invest in, and some of the investment practices that the Portfolio will engage in.

U.S. Government Securities. The Portfolio may invest in various types of U.S. Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the U.S. Treasury; those that are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others that are supported only by the credit of the instrumentality.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the U.S. dollar and a foreign currency or currencies.

While the subadviser may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions. In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the Portfolio's interest income to decline if market interest rates decline.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Event-Linked Bonds. Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest all of its assets in mortgage-backed and other asset-backed securities, including collateralized mortgage obligations and stripped mortgage-backed securities. The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.

Reverse Repurchase Agreements and Dollar Rolls. In addition to entering into reverse repurchase agreements, the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio's share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.

Foreign Securities. The Portfolio may invest up to 30% of its assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, and enter into forward foreign currency exchange contracts for the purpose of hedging currency exchange risks arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets. The Portfolio may invest up to 10% of its assets in securities of issuers based in developing countries (as determined by the subadviser).

Short Sales and Short Sales"Against the Box." Certain Portfolios may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, a Portfolio is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) a Portfolio must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received by a Portfolio on such security, a Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes a Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual Portfolios that do not make short sales in securities they do not own. A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that a Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

Certain Portfolios may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated ona Portfolio's records or with its Custodian.

Derivative Instruments. The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on U.S. or foreign exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy.

Swap Agreements. The Portfolio may enter into interest rate, index, credit and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return. The Portfolio may also enter into options on swap agreements. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount," i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Portfolio may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. If the Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

Under most swap agreements entered into by the Portfolio, the parties' obligations are determined on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

Whether the Portfolio's use of swap agreements will be successful will depend on the subadviser's ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.

For purposes of applying the Portfolio's investment policies and restrictions (as stated in this Prospectus and the Fund's SAI) swap agreements are generally valued by the Portfolios at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Collateralized Debt Obligations. The Portfolio may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Prospectus and the Fund's SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

AST Money Market Portfolio

Investment Objective: to seek high current income and maintain high levels of liquidity.

Principal Investment Policies and Risks:
As a money market fund, the Portfolio seeks to maintain a stable net asset value of $1.00 per share. In other words, the Portfolio attempts to operate so that shareholders do not lose any of the principal amount they invest in the Portfolio. Of course, there can be no assurance that the Portfolio will achieve its goal of a stable net asset value, and shares of the Portfolio are neither insured nor guaranteed by the U.S. government or any other entity. For instance, the issuer or guarantor of a portfolio security or the other party to a contract could default on its obligation, and this could cause the Portfolio's net asset value per share to fall below $1.00. In addition, the income earned by the Portfolio will fluctuate based on market conditions, interest rates and other factors. In a low interest rate environment, the yield for the Portfolio, after deduction of operating expenses, may be negative even though the yield before deducting such expenses is positive. A negative yield may also cause the Portfolio's net asset value per share to fall below $1.00. The Investment Manager may decide to reimburse certain of these expenses to the Portfolio in order to maintain a positive yield, however it is under no obligation to do so and may cease doing so at any time without prior notice.

Under the regulatory requirements applicable to money market funds, the Portfolio must maintain a weighted average portfolio maturity of not more than 90 days and invest in high quality U.S. dollar-denominated securities that have effective maturities of not more than 397 days. In addition, the Portfolio will limit its investments to those securities that, in accordance with guidelines adopted by the Trustees of the Fund, present minimal credit risks. The Portfolio will not purchase any security (other than a United States Government security) unless:

· rated in one of the two highest short-term rating categories by at least two rating organizations or, if only one rating organization has rated the security, so rated by that rating organization;
· rated in one of the three highest long-term rating categories by at least two rating organizations or, if only one rating organization has rated the security, so rated by that rating organization; or
· if unrated, of comparable quality as determined by the Fund's investment adviser.

These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may continue to hold the investment, subject in certain circumstances to a finding by the Trustees that disposing of the investment would not be in the Portfolio's best interest.

Subject to the above requirements, the Portfolio will invest in one or more of the types of investments described below.

United States Government Obligations. The Portfolio may invest in obligations of the U.S. Government and its agencies and instrumentalities either directly or through repurchase agreements. U.S. Government obligations include: (i) direct obligations issued by the United States Treasury such as Treasury bills, notes and bonds; and (ii) instruments issued or guaranteed by government-sponsored agencies acting under authority of Congress. Some U.S. Government obligations are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the agency. There is no assurance that the U.S. Government will provide financial support to one of its agencies if it is not obligated to do so by law.

Bank Obligations. The Portfolio may invest in high quality United States dollar denominated negotiable certificates of deposit, time deposits and bankers' acceptances of U.S. and foreign banks, savings and loan associations and savings banks meeting certain total asset minimums. The Portfolio may invest in bank notes, which are short-term obligations issued by or through a bank. These instruments depend on the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised. The Portfolio may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank). These obligations may be supported by commitments of the respective bank's member countries, however, there is no assurance that these commitments will be undertaken or met.

Commercial Paper; Bonds. The Portfolio may invest in high quality commercial paper and corporate bonds issued by United States issuers. The Portfolio may also invest in bonds and commercial paper of foreign issuers if the obligation is U.S. dollar-denominated and is not subject to foreign withholding tax.

Asset-Backed Securities. The Portfolio may invest in asset-backed securities backed by credit card receivables, automobile loans, manufactured housing loans, corporate receivables, and home equity loans in accordance with industry limits based upon the underlying collateral.

Synthetic Instruments. As may be permitted by current laws and regulations, the Portfolio may invest in certain synthetic instruments. Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates evidencing interests in the trust. The subadviser will review the structure of synthetic instruments to identify credit and liquidity risks and will monitor such risks.

Demand Features. The Portfolio may purchase securities that include demand features, which allow the Portfolio to demand repayment of a debt obligation before the obligation is due or "matures." This means that longer-term securities can be purchased because of the expectation that the Portfolio can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with Rule 2a-7 under the Investment Company Act of 1940, as amended.

Floating Rate and Variable Rate Securities. The Portfolio may purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

Funding Agreements. The Portfolio may invest in funding agreements, which are contracts issued by insurance companies that guarantee a rate of return of principal, plus some amount of interest. Funding agreements purchased by the Portfolio will typically be short-term and will provide an adjustable rate of interest.

Foreign Securities. Foreign investments must be denominated in U.S. dollars and may be made directly in securities of foreign issuers or in the form of American Depositary Receipts and European Depositary Receipts.

MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

Additional Investments & Strategies

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also "Swaps" defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment) of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees oversees the actions of the Investment Managers, the subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

Investment Managers

AST Investment Services, Inc., ("AST") One Corporate Drive, Shelton, Connecticut, has served as Investment Manager to the Fund since 1992, and serves as co-investment manager to all of the Portfolios of the Fund. AST serves as co-manager of the Fund along with Prudential Investments LLC ("PI"). PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, and also serves as investment manager to the investment companies that comprise the Prudential mutual funds.

The Fund's Investment Management Agreements, on behalf of each Portfolio, with AST and PI (the Management Agreements), provide that the Investment Managers will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Trustees.

The Investment Managers have engaged the subadvisers to conduct the investment programs of the Portfolios, including the purchase, retention and sale of portfolio securities. The Investment Managers are responsible for monitoring the activities of the subadvisers and reporting on such activities to the Trustees. The Fund has obtained an exemption from the Securities and Exchange Commission (the Commission) that permits the Investment Managers, subject to approval by the Board of Trustees of the Fund, to change subadvisers for a Portfolio and to enter into new subadvisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of the Sub-advisors by the Investment Managers and the Trustees. As set forth above, PI also will conduct the investment program for a portion of the assets of the Advanced Strategies Portfolio.

Under normal conditions, the Investment Managers will determine the division of the assets of the Portfolios among the applicable subadvisers and PI. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among the subadvisers and PI as the Investment Managers deem appropriate. The Investment Managers may change the target allocation of assets among subadvisers, transfer assets between subadvisers, or change the allocation of cash inflows or cash outflows among subadvisers for any reason and at any time without notice. As a consequence, the Investment Managers may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

Reallocations of assets among the subadvisers and PI may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the subadvisers and PI select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Portfolio or that certain subadvisers or PI may simultaneously favor the same industry. The Investment Managers will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a subadviser or PI buys a security as another subadviser or PI sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The Investment Managers will consider these costs in determining the allocation of assets or cash flows. The Investment Managers will consider the timing of asset and cash flow reallocations based upon the best interests of each Portfolio and its shareholders.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreements is available in the Fund's semi-annual report (for agreements approved during the six month period ended June 30) and in the Fund's annual report (for agreements approved during the six month period ended December 31).

Investment Management Fees

The following chart lists the total effective annualized investment management fees paid by each Portfolio of the Fund to ASISI during 2006:

Investment Management Fees Paid by the Portfolios
Portfolio	Total investment management fees as % of average net assets
AST International Growth (formerly, AST William Blair International Growth)	.95
AST International Value (formerly, AST LSV International Value)	1.00
AST JPMorgan International Equity	.86
AST MFS Global Equity	.96
AST Small-Cap Growth	.89
AST Neuberger Berman Small-Cap Growth (formerly, AST DeAM Small-Cap Growth)	.91
AST Federated Aggressive Growth	.95
AST Goldman Sachs Small-Cap Value	.95
AST Small-Cap Value	.90
AST DeAM Small-Cap Value	.86
AST Goldman Sachs Mid-Cap Growth	.97
AST Neuberger Berman Mid-Cap Growth	.87
AST Neuberger Berman Mid-Cap Value	.89
AST Mid-Cap Value	.95
AST T. Rowe Price Large-Cap Growth	.90
AST MFS Growth	.88
AST Marsico Capital Growth	.89
AST Goldman Sachs Concentrated Growth	.79
AST DeAM Large-Cap Value	.85
AST Large-Cap Value	.75
AST AllianceBernstein Core Value	.75
AST AllianceBernstein Managed Index 500.60
AST American Century Income & Growth	.75
AST AllianceBernstein Growth & Income	.73
AST Cohen & Steers Realty	1.00
AST T. Rowe Price Natural Resources	.90
AST American Century Strategic Allocation (formerly, AST American Century Strategic Balanced)	.83
AST Advanced Strategies	.85
AST T. Rowe Price Asset Allocation	.85
AST UBS Dynamic Alpha (formerly, AST Global Allocation)*	1.00
AST First Trust Balanced Target	.85
AST First Trust Capital Appreciation Target	.85
AST Aggressive Asset Allocation	.15
AST Capital Growth Asset Allocation	.15
AST Balanced Asset Allocation	.15
AST Conservative Asset Allocation	.15
AST Preservation Asset Allocation	.15
AST T. Rowe Price Global Bond	.80
AST High Yield	.74
AST Lord Abbett Bond-Debenture	.75
AST PIMCO Total Return Bond	.65
AST PIMCO Limited Maturity Bond	.64
AST Money Market	.46

Notes to Investment Management Fees Table:

* The contractual investment management fee rate for the AST Global Allocation Portfolio for the fiscal year ended December 31, 2006 and the four months ended April 30, 2007 was 0.10% of the Portfolio's average daily net assets. Effective May 1, 2007, the contractual investment management fee rate for the AST UBS Dynamic Alpha Portfolio is 1.00% of the Portfolio's average daily net assets.

Investment Subadvisers

The Portfolios of the Fund each have one more or more investment subadvisers providing the day-to-day investment management of the Portfolio. PI provides for the day-to-day investment management of the five AST Dynamic Asset Allocation Portfolio. AST pays each investment subadviser a subadvisory fee out of the fee that AST receives from the Fund. The investment subadvisers for each Portfolio of the Fund are listed in the table below:

Investment Subadvisers
Portfolio	Investment Subadviser
AST International Growth	William Blair & Company LLC
Marsico Capital Management, LLC
AST International Value	LSV Asset Management
Thornburg Investment Management, Inc.
AST JPMorgan International Equity	J.P. Morgan Investment Management, Inc.
AST MFS Global Equity	Massachusetts Financial Services Company
AST Small-Cap Growth	Neuberger Berman Management, Inc.
Eagle Asset Management
AST Neuberger Berman Small-Cap Growth	Neuberger Berman Management, Inc.
AST Federated Aggressive Growth	Federated Equity Management Company of Pennsylvania
Federated MDTA LLC
AST Goldman Sachs Small-Cap Value	Goldman Sachs Asset Management, L.P.
AST Small-Cap Value	J.P. Morgan Investment Management, Inc.
Lee Munder Investments, Ltd.
ClearBridge Advisors, LLC
Dreman Value Management LLC
AST DeAM Small-Cap Value	Deutsche Investment Management Americas, Inc.
AST Goldman Sachs Mid-Cap Growth	Goldman Sachs Asset Management, L.P.
AST Neuberger Berman Mid-Cap Growth	Neuberger Berman Management, Inc.
AST Neuberger Berman Mid-Cap Value	Neuberger Berman Management, Inc.
AST Mid-Cap Value	WEDGE Capital Management, LLP
EARNEST Partners LLC
AST T. Rowe Price Large-Cap Growth	T. Rowe Price Associates, Inc.
AST MFS Growth	Massachusetts Financial Services Company
AST Marsico Capital Growth	Marsico Capital Management, LLC
AST Goldman Sachs Concentrated Growth	Goldman Sachs Asset Management, L.P.
AST DeAM Large-Cap Value	Deutsche Investment Management Americas, Inc.
AST Large-Cap Value	Hotchkis and Wiley Capital Management LLC
J.P. Morgan Investment Management, Inc.
Dreman Value Management LLC
AST AllianceBernstein Core Value	AllianceBernstein, L.P.
AST AllianceBernstein Managed Index 500	AllianceBernstein, L.P.
AST American Century Income & Growth	American Century Investment Management, Inc.
AST AllianceBernstein Growth & Income	AllianceBernstein, L.P.
AST Cohen & Steers Realty	Cohen & Steers Capital Management, Inc.
T. Rowe Price Natural Resources	T. Rowe Price Associates, Inc.
AST American Century Strategic Allocation	American Century Investment Management, Inc.
AST Advanced Strategies	Marsico Capital Management, LLC
T. Rowe Price Associates, Inc.
William Blair & Company LLC
LSV Asset Management
Pacific Investment Management Company LLC
AST T. Rowe Price Asset Allocation	T. Rowe Price Associates, Inc.
AST UBS Dynamic Alpha	UBS Global Asset Management (Americas), Inc.
AST First Trust Balanced Target	First Trust Advisors L.P.
AST First Trust Capital Appreciation Target	First Trust Advisors L.P.
AST T. Rowe Price Global Bond	T. Rowe Price International, Inc.
AST High Yield	Pacific Investment Management Company LLC
AST Money Market	Prudential Investment Management, Inc.
AST Lord Abbett Bond-Debenture	Lord, Abbett & Co. LLC
AST PIMCO Total Return Bond	Pacific Investment Management Company LLC
AST PIMCO Limited Maturity Bond	Pacific Investment Management Company LLC

Descriptions of each subadviser are set out below:

AllianceBernstein L.P. (AllianceBernstein) has helped investors build and preserve wealth through disciplined investment strategies for over 35 years. AllianceBernstein is a globally recognized leader in growth, value, fixed income, and style-blend investing. AllianceBernstein's success has been driven by its commitment to industry-leading fundamental research and the belief that a research-oriented approach to investing produces the best investment results over the long term for all clients— large institutions, private clients and individual mutual fund investors. AllianceBernstein's assets under management totaled $717 billion, as of December 31, 2006. AllianceBernstein's address is 1345 Avenue of the Americas, New York, New York 10105.

American Century Investment Management, Inc. (American Century) has been providing investment advisory services to investment companies and institutional clients since 1958. As of December 31, 2006, American Century and its affiliates managed assets totaling approximately $103.2 billion. American Century's address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

ClearBridge Advisors, LLC (ClearBridge) has offices at 399 Park Avenue, New York, New York, 10022, and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2006, ClearBridge had assets under management of approximately $115.8 billion.

Cohen & Steers Capital Management, Inc. (Cohen & Steers) is the leading U.S. manager of portfolios dedicated to investments in real estate investment trusts ("REITs"). As of December 31, 2006, Cohen & Steers managed approximately $29.9 billion in assets. Cohen & Steers is a wholly owned subsidiary of Cohen & Steers, Inc. ("CNS"), a publicly traded company whose common stock is listed on the New York Stock Exchange. Cohen & Steers is located at 280 Park Avenue, New York, New York 10017.

Deutsche Investment Management Americas, Inc. (DIMA) was founded in 1838 as Morgan Grenfell Inc. and has provided asset management services since 1953. As of December 31, 2006, as part of Deutsche Asset Management group (DeAM), DIMA managed approximately $214 billion of DeAM Americas' $716 billion in assets. DIMA's address is 345 Park Avenue, New York, New York 10154.

Dreman Value Management LLC (Dreman) had approximately $21.6 billion under management as of December 29, 2006. Dreman's address is Harborside Financial Center, Plaza 10, Suite 800, Jersey City, NJ 07311.

Eagle Asset Management (Eagle) is a wholly-owned subsidiary of Raymond James Financial,Inc. that was founded in 1976. Eagle employs approximately 44 investment professionals, and has approximately $13 billion in assets under management as of December 31, 2006. Eagle's address is 880 Carillon Parkway, St. Petersburg, Florida 33716.

EARNEST Partners LLC (EARNEST) was founded in 1998 and as of December 31, 2006, managed approximately $25.9 billion in assets. EARNEST's address is 1180 Peachtree Street NE, Suite 2300, Atlanta, Georgia 30309.

Federated Equity Management Company of Pennsylvania (Federated Equity). Federated Advisory Services Company (Federated Services), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to Federated Equity. The fee for these services is paid by the Federated Equity and not by the Fund. Federated Global Investment Management Corp. (Federated Global), 450 Lexington Avenue, Suite 3700, New York, New York 10017-3943 serves as subadviser. Federated Equity was organized in 2003, and Federated Global was organized in 1995. Federated Equity, Federated Global and their affiliates serve as investment advisors to a number of investment companies and private accounts. Total assets under management or administration by Federated and its affiliates as of December 31, 2006 were approximately $237 billion. Federated Equity's address is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.

Federated MDTA LLC (Federated MDTA). Federated MDTA LLC (Federated MDTA) is responsible for the day-to-day management of the Fund in accordance with the Fund's investment objectives and policies, including making investment decisions, and buying and selling securities. Federated MDTA and their affiliates serve as investment advisors to a number of investment companies and private accounts. Total assets under management of administration by Federated and its affiliates as of December 31, 2006 were approximately $237 billion. Federated MDTA's address is 125 Cambridge Park Drive, Cambridge, Massachusetts, 02140.

First Trust Advisors L.P. (First Trust) currently manages eight portfolios in various insurance products on the American Skandia platform. Certain of these portfolios, known collectively as the First Defined Portfolio Fund, LLC, first appeared on the American Skandia platform in October 1999. One new portfolio was added to the American Skandia platform in May 2005. First Trust and First Trust Portfolios L.P. ("FTP") were established in 1991 and at December 31, 2006 had approximately $28.6 billion in assets under management and supervision, of which approximately $1.7 billion was invested in trusts serving as underlying funds for variable annuity and insurance contracts. First Trust's address is 1001 Warrenville Road, Lisle, Illinois 60532.

Goldman Sachs Asset Management, L.P. (GSAM) has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of December 31, 2006, GSAM had assets under management of $627.6 billion. GSAM's address is 32 Old Slip, New York, New York 10005.

Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley) is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are current and retired employees of Hotchkis and Wiley and Stephens-HW, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. As of December 31, 2006, Hotchkis and Wiley had approximately $35.6 billion in assets under management. Hotchkis and Wiley's address is 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439.

J.P. Morgan Investment Management Inc. (J.P. Morgan) is an indirect wholly-owned subsidiary of J.P. Morgan Chase Co., a publicly held bank holding company and global financial services firm. JP Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2006, J.P. Morgan and its affiliated companies had approximately $1,013 billion in assets under management worldwide. J.P. Morgan's address is 245 Park Avenue, New York, New York 10167.

LSV Asset Management (LSV) was formed in 1994. LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2006, LSV had approximately $70 billion in assets under management. LSV's address is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Lee Munder Investments, Ltd. (Lee Munder) was founded in 2000 and is 77% owned by its employees with the remainder of the firm owned by Castanea Partners. As of December 31, 2006, Lee Munder managed approximately $4.5 billion in assets. Lee Munder's address is 200 Clarendon Street, Boston, Massachusetts 02116.

Lord, Abbett & Co. LLC (Lord Abbett) has been an investment manager since 1929. As of December 29, 2006, Lord Abbett managed over $112 billion in a family of mutual funds and other advisory accounts. Lord Abbett's address is 90 Hudson Street, Jersey City, New Jersey 07302.

Marsico Capital Management, LLC (Marsico) was organized in September 1997 as a registered investment adviser and became a wholly-owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment management services to other mutual funds and private accounts and, as of December 31, 2006, had approximately $83.7 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico. Marsico's address is 1200 17th Street, Suite 1600, Denver, Colorado 80202.

Massachusetts Financial Services Company (MFS). MFS and its predecessor organizations have a history of money management dating from 1924. As of December 31, 2006, the net assets under the management of the MFS organization were approximately $187 billion. MFS' address is 500 Boylston Street, Boston, Massachusetts 02116.

Neuberger Berman Management Inc. (Neuberger Berman) is a wholly owned subsidiary of Neuberger Berman Inc. ("NBI"), which is a wholly owned subsidiary of Lehman Brothers Holdings Inc. ("LBHI"). LBHI, which trades on the New York Stock Exchange under the ticker symbol "LEH" through its subsidiaries (LBHI and its subsidiaries collectively "Lehman Brothers"), is one of the leading global investment banks, serving institutional, corporate, government and high net worth individual clients. Lehman Brothers, which is a registered broker-dealer, futures commission merchant and investment adviser, provides a full array of capital markets products, investment banking services and investment management and advisory services worldwide. Neuberger Berman and its affiliates had approximately $126.9 billion in assets under management as of December 31, 2006. Neuberger Berman's address is 605 Third Avenue, New York, New York 10158.

Pacific Investment Management Company LLC (PIMCO) a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz SE ("Allianz SE") is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2006, PIMCO managed over $667.8 billion in assets. PIMCO's address is 840 Newport Center Drive, Newport Beach, California 92660.

Prudential Investment Management, Inc. (PIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2006 PIM had approximately $242.3 billion in assets under management. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

T. Rowe Price Associates, Inc. (T. Rowe Price) and its affiliates managed approximately $334.7 billion in assets as of December 31, 2006, including $41.6 billion in assets managed by T. Rowe Price International, Inc. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.

Thornburg Investment Management, Inc. (Thornburg) is an independent, employee-owned investment management firm located in Santa Fe, New Mexico. The firm was founded in 1982 and began providing investment management services to clients in 1984. Thornburg uses a fundamental, bottom-up approach to investing which centers on the intrinsic value of each investment. As of December 31, 2006, Thornburg had approximately $33.7 billion in assets under management. Thornburg's address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

UBS Global Asset Management (Americas) Inc. (UBS) is a Delaware corporation and an investment adviser registered with the SEC. As of December 31, 2006, UBS had approximately $142.9 billion in assets under management. UBS is an indirect, wholly owned subsidiary of UBS AG and a member of the UBS Global Asset Management Division, which had approximately $657.9 billion in assets under management as of December 31, 2006. UBS AG is an internationally diversified organization headquartered in Zurich and Basel, Switzerland, with operations in many areas of the financial services industry. UBS' address is One North Wacker Drive, Chicago, Illinois 60606.

WEDGE Capital Management, LLP (WEDGE) is an independent investment advisor owned and operated by 13 General Partners. As of December 31, 2006, WEDGE had approximately $9.1 billion in assets under management. WEDGE's address is 301 South College St., Suite 2920, Charlotte, North Carolina 28202.

William Blair & Company LLC (William Blair). Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2006, William Blair managed approximately $42.9 billion in assets. William Blair's address is 222 West Adams Street, Chicago, Illinois 60606.

Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.

In addition to the information set forth below, the Fund's Statement of Additional Information (SAI) provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.

AST International Growth Portfolio (formerly, AST William Blair International Growth Portfolio)

W. George Greig is responsible for the day-to-day management of the segment of the Portfolio managed by William Blair. Mr. Greig, a principal of William Blair, has headed the firm's international investment management team since 1996. He serves as the Portfolio Manager for the William Blair International Growth Fund as well as leading the Portfolio Team on separately managed portfolios. Before joining William Blair, he headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and previously served as Investment Director with London-based Framlington Group PLC as well as managing global and emerging markets funds there. He has over twenty-five years of experience in domestic and international investment research and portfolio management. Education: B.S., Massachusetts Institute of Technology; M.B.A., Wharton School of the University of Pennsylvania.

James G. Gendelman is the portfolio manager for the segment of the Portfolio managed by Marsico Capital Management. Prior to joining Marsico Capital Management in May of 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst Young from 1983 to 1985.

AST International Value Portfolio (formerly, AST LSV International Value Portfolio)

The portfolio managers responsible for the day-to-day management of the segment of the Portfolio managed by LSV are Josef Lakonishok, Robert Vishny, Menno Vermeulen, CFA, and Puneet Mansharamani, CFA. Mr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign. Mr.Vishny has served as a Partner and Portfolio Manager of LSV since its founding in 1994. He has more than 18 years of investment and research experience. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 13 years of investment experience. Prior to joining LSV, Mr. Vermeulen served as a portfolio manager for ABP Investments. Mr. Mansharamani, CFA is a Partner and Portfolio Manager of LSV. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation and a Systems Consultant for Maximations, Inc.

The portfolio managers responsible for the day-to-day management of the segment of the Portfolio managed by Thornburg are William V. Fries, CFA, a Managing Director of Thornburg, Wendy Trevisani, also a Managing Director of Thornburg, and Lei Wang, CFA, a Managing Director of Thornburg, who serve as co-portfolio managers.

Mr. Fries serves as the lead portfolio manager for the portion of the Portfolio advised by Thornburg. Before joining Thornburg in May 1995, Mr. Fries managed equity mutual funds for 16 years with another mutual fund management company.

Before joining Thornburg in March 1999, Ms. Trevisani served as an institutional sales representative for Salomon Smith Barney in both New York City and London. Ms. Trevisani holds an MBA degree with a concentration in Finance from Columbia University, and a BA in International Relations from Bucknell University.

Lei Wang joined Thornburg Investment Management in 2004 as an Associate Portfolio Manager. Prior to joining Thornburg, Mr. Wang served as a research analyst at Enso Capital Management LLC in New York City. He has also worked as a Financial Associate at Deutsche Bank in both London and New York City. Previously, Mr. Wang was an Analyst with The People's Bank of China (China's central bank) in Shanghai, China. He completed his BA and MA at East China Normal University and received his MBA in Finance from New York University. He has earned the right to use the CFA designation and is a member of the CFA Institute and Security Analyst Society of New York.

AST JPMorgan International Equity Portfolio

The portfolio manager responsible for the day-to-day management of the Portfolio is James WT Fisher. Mr. Fisher, a Managing Director of J.P. Morgan, is a portfolio manager in the Global Portfolios Group based in London. He joined J.P. Morgan in 1985. He has managed the Portfolio since J. P. Morgan became its subadviser in February 2004.

AST MFS Global Equity Portfolio

David R. Mannheim, a Senior Vice President of MFS, manages the Portfolio. He is the Director of Equity Portfolio Management and serves on the MFS Investment Management Committee. He participates in the research process and strategy discussions, and maintains overall responsibility for portfolio construction, final buy and sell decisions, and risk management. Mr.Mannheim joined MFS in 1988 as an Equity Research Analyst following non-U.S. Securities. He was named a Portfolio Manager in 1992. Prior to joining MFS, Mr.Mannheim worked as a lending officier for Midlantic National Bank. He has earned a master's degree from MIT and a bachelor's from Amherst College.

Simon Todd, ASIP, CFA, acts as a co-portfolio manager to the Global Equity Portfolio. Mr. Todd is a Vice President of MFS and a Global Equity Research Analyst. He joined MFS in 2000. Before that, he spent three years as a U.K. and European Equity Analyst for Phillips Drew in London and one year as a Trainee Chartered Accountant for KPMG in London. Mr. Todd is an Associate of the Society of Investment Professionals as well as a member of the CFA insititute. He received an M.A. degree from Oxford University, Brasenose College.

AST Small-Cap Growth Portfolio

The portfolio manager responsible for the day-to-day management of the Neuberger Berman portion of the Portfolio is Michael Fasciano. Mr. Fasciano started managing the Portfolio in May 2005. Mr. Fasciano has been a Vice President of NB Management and a Managing Director of Neuberger Berman, LLC since 2001. Prior to joining Neuberger Berman, he managed Fasciano Fund, Inc., from its inception in 1988 until 2001.

The portfolio manager primarily responsible for management of the Eagle portion of the Portfolio is Bert L. Boksen, CFA. Mr. Boksen is Senior Vice President and Managing Director of Eagle. He earned a B.A. in Business from City College of New York in 1970, and an M.B.A. in Finance from St. John's University in 1977. Mr. Boksen is a Chartered Financial Analyst. Since January 2002, Mr. Boksen has served as Manager and President of EB Management I, LLC, general partner of Investment Partnership. Since April 1995, Mr. Boksen has served as Senior Vice President of Eagle Asset Management,Inc. He has portfolio management responsibilities for the Small Cap Growth Equity accounts. Mr. Boksen was appointed Managing Director of Eagle in June 1999. Prior to joining Eagle, Mr. Boksen was Senior Vice President and Chief Investment Officer of Raymond James Associates, Inc., where he was Chairman of the Raymond James Focus Committee. Mr. Boksen has been a registered representative of Raymond James Associates, Inc., since 1979.

AST Neuberger Berman Small-Cap Growth Portfolio (formerly, AST DeAM Small-Cap Growth Portfolio)

The portfolio manager responsible for the day-to-day management of thePortfolio is David Burshtan. Mr. Burshtan is a Vice President of Neuberger Berman Management, Inc. and a Managing Director of Neuberger Berman LLC. He joined the firm in 2002. Previously, he held portfolio manager and analyst positions at Northern Trust, Scudder-Kemper Investments and Texas Commerce Bank. He began his investment career in 1988 as an analyst at Rotan Mosle. David graduated from Brown University with a B.A. and received an M.B.A. from the University of Chicago.

AST Federated Aggressive Growth Portfolio

The portfolio managers responsible for management of the Federated Equity portion of the Portfolio are Aash M. Shah, Lawrence Auriana, Hans P. Utsch and John Ettinger. Mr. Shah has managed the Portfolio since its inception in October 2000. Mr. Shah joined Federated Equity's parent company in 1993, has been a Portfolio Manager since 1995, and has been a Vice President of the parent company since January 1997. Mr. Shah served as an Assistant Vice President of the parent company from 1995 through 1996. Mr. Auriana has managed the portfolio since May 2002. He and Mr. Utsch are Co-Heads of Federated Global's Kaufman Investment Area. They joined Federated Global's parent company in April 2001. Mr.Auriana was the portfolio manager of The Kaufmann Fund, from 1985 to 2001. From 1984 to 2001, he was the President and Treasurer of Edgemont Asset Management Corp., the adviser to The Kaufmann Fund. Mr. Auriana has been engaged in the securities business since 1965. Mr.Utsch has managed the portfolio since May 2002. Mr. Utsch was the portfolio manager of The Kaufmann Fund, from 1985 to 2001. From 1984 to 2001, he was Chairman of the Board and Secretary of Edgemont Asset Management Corp. Mr. Utsch has been engaged in the securities business since 1962. Mr.Ettinger was named a portfolio manager of the Portfolio in May 2004. Mr. Ettinger has been an investment analyst with Federated Equity's parent company since April 2001. He served as an investment analyst with Edgemont Asset Management Corp. from 1996 to 2001.

The portion of the portfolio managed by the Federated MDTA LLC Investment Team (Investment Team), is headed by David M. Goldsmith, Ph.D., who is primarily responsible for the day-to-day management of the Portfolio. Dr. Goldsmith, Chief Investment Officer, has been the portfolio manager of the Portfolio since May 1, 2007. Dr. Goldsmith joined MDT Advisers (the predecessor to the subadviser) in 1990. He was responsible for the initial development and launch of the Optimum Q Process which drives the Federated MDT equity strategies. Dr. Goldsmith currently leads the Investment Team which is responsible for the ongoing development and implementation of the Optimum Q Process. He received an A.B., Summa Cum Laude, in Economics from Princeton University, where he won the Wolf Balleison Memorial Prize for the outstanding senior thesis in economics. Dr. Goldsmith also received a Ph.D. in Economics with a concentration in Finance from Harvard University.

AST Goldman Sachs Small-Cap Value Portfolio

The portfolio managers responsible for managing the Portfolio are Chip Otness, Lisa Parisi, Kelly Flynn, Dolores Bamford, Scott Carroll, Edward Perkin, Robert Crystal and Sally Pope Davis.

Chip Otness, Managing Director, is a Portfolio Manager on the U.S. Value Team, where he oversees portfolio construction and investment research for the firm's Small Cap Value accounts. Chip joined Goldman Sachs as a senior portfolio manager in 2000. From 1998 to 2000, he headed Dolphin Asset Management. From 1970 to 1998, Mr. Otness worked at J.P. Morgan, most recently as a managing director and senior portfolio manager responsible for small-cap institutional equity investments.

Lisa Parisi, Managing Director, joined Goldman Sachs as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin Co.

Kelly Flynn is a Vice President of Goldman, Sachs & Co. He is a portfolio manager for the U.S. Value Team, where he has broad research responsibilities across value strategies. Prior to joining Goldman Sachs, Kelly spent 3 years at Lazard Asset management where he was a portfolio manager for Small Cap/SMID Cap Value products. Before Lazard, Kelly was a small cap value portfolio manager at 1838 Investment Advisors. Kelly has also spent time working for Edgewater Private Equity Fund as a research analyst and at First Boston in the mergers and acquisitions department. Kelly received a B.A. from Harvard and an M.B.A. from Wharton School of Business. Kelly joined the Value Team in April of 2002.

Dolores Bamford is a Managing Director at Goldman Sachs. Ms. Bamford is a portfolio manager for the U.S. Value Team, where she has broad research responsibility across the value portfolios. Ms. Bamford joined the Value Team in April 2002. Prior to arriving at Goldman Sachs, Ms. Bamford worked as a Portfolio Manager at Putnam Investments for various products, beginning in 1992. While at Putnam, she was portfolio manager for a variety of funds, including the Putnam Convertible Income-Growth Fund and the Global Resources Fund. Ms. Bamford received a B.A. from Wellesley College and an M.S. from the MIT Sloan School of Management. She is a C.F.A. charterholder.

Scott Carroll is a Vice President at Goldman Sachs. He is a portfolio manager on the U.S. Value Team, where he has broad research responsibilities across the value portfolios. He joined the Value Team in May 2002. Before joining Goldman Sachs, Mr.Carroll spent over five years at Van Kampen Funds, where he had portfolio management and analyst responsibilities for a Growth and Income fund and for an Equity Income fund. Prior to joining Van Kampen, Mr. Carroll spent three years at Lincoln Capital Management as an equity analyst. He also spent two years as a Senior Auditor at Pittway Corporation. Mr. Carroll received a B.S. in Accounting from Northern Illinois University and an M.B.A. from the University of Chicago Graduate School of Business. Mr. Carroll is a C.F.A. charterholder.

Edward Perkin is a Vice President at Goldman Sachs. He is a Portfolio Manager on the U.S. Value Team, where he has broad research responsibilities across the value strategies. Edward joined Goldman Sachs Asset Management in 2002. Previously, Edward worked in research at Fidelity Investments and Gabelli Asset Management while attending business school. Prior to that, he worked as a Senior Research Analyst at Fiserv. Edward has 10 years of industry experience. He received a BA from the University of California, Santa Barbara and an MBA from Columbia Business School.

Robert Crystal is a Vice President at Goldman Sachs. He is a Portfolio Manager on the U.S. Value Team, where he covers Small Cap Value technology stocks. Before joining Goldman Sachs Asset Management, Robert was a Director at Brant Point Capital Management LLC. Before that, he was a Vice President at Schroder Investment Management and Assistant Vice President at Wheat First Butcher Singer. Robert joined the Value Team in March 2006.

Sally Pope Davis is a Vice President at Goldman Sachs. She is a Portfolio Manager on the U.S. Value Team, where she has broad research responsibilities across the value strategies. Prior to joining Goldman Sachs Asset Management in 2001, Sally was a Relationship Manager for two years in Private Wealth Management. Previously, she was a sell-side Bank Analyst for ten years in the Goldman Sachs Investment Research Department. Before her experiences at Goldman Sachs, Sally spent two years as a Bank Analyst at Brown Brothers Harriman & Co., and six years at Chase Manhattan.

AST Small-Cap Value Portfolio

The portfolio managers responsible for day-to-day management of the portion of the Portfolio managed by J.P. Morgan are Christopher T. Blum and Dennis S. Ruhl. Mr. Blum, a Managing Director, is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001 and is currently responsible for managing structured small-cap core and small-cap value accounts. Previously, Mr. Blum spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, he spent over three years in the U.S. Structured Equity Group at J.P. Morgan where he focused on structured small-cap core and small-cap value accounts. Mr. Blum earned his B.B.A. in finance at the Bernard M. Baruch School for Business and is a CFA charterholder. Mr. Ruhl, a vice president, is a portfolio manager in the U.S. Small Cap Equity Group. An employee since 1999, his current responsibility includes managing structured small cap core and value accounts. Previously, he worked on quantitative equity research (focusing on trading) as well as business development. Mr. Ruhl holds dual bachelor's degrees in mathematics and computer science and a master's degree in computer science, all from MIT. Mr. Ruhl serves on the Board of Directors of Minds Matter, a nonprofit mentoring organization, as well as the MIT Club of New York, and is a CFA charterholder. Mr. Blum and Mr. Ruhl have managed the Portfolio since J.P. Morgan became one of its subadvisers in November 2004.

R. Todd Vingers serves as the portfolio manager for the portion of the Portfolio managed by Lee Munder. Mr.Vingers joined Lee Munder in June 2002 as a small cap value portfolio manager. Mr.Vingers has over 16 years of investment experience and most recently served as vice president and senior portfolio manager for American Century Investments. Prior to joining American Century Investments, Mr.Vingers was a valuation analyst for the Hawthorne Company. Mr.Vingers earned a B.A. from the University of St. Thomas and an M.B.A. from the University of Chicago Graduate School of Business. Mr.Vingers is a member of the Institute of Chartered Financial Analysts and the Association for Investment Management and Research (AIMR). Mr.Vingers has managed the Portfolio since Lee Munder became one of its subadvisers in November 2004.

Peter Hable is a managing director of ClearBridge and is responsible for the day-to-day management for the portion of the Portfolio managed by ClearBridge. Mr.Hable has more than 23 years of investment industry experience and has managed the ClearBridge portion of the Portfolio since its inception. Mr. Hable has a B.S. in Economics from Southern Methodist University and an MBA from the University of Pennsylvania's Wharton School of Finance.

David N. Dreman, E. Clifton Hoover and Mark Roach manage the portion of the Portfolio assigned to Dreman. David N. Dreman is the Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Co-Lead Portfolio Manager. Mr. Dreman began his investment career in 1957, and is the founder of Dreman Value Management, LLC. Mr. Dreman serves as the co-lead portfolio manager. Mr. Dreman founded his first investment firm, Dreman Value Management, Inc., in 1977 and served as its President and then Chairman to 1995, followed by a similar role at Dreman Value Advisors, Inc. from 1995 to 1997.

E. Clifton Hoover has over 20 years of experience in the investment management industry. He has built his career on the low P/E approach to investing, that is at the center of the Dreman philosophy. Prior to joining Dreman Value Management LLC. Mr. Hoover was a Managing Director and Portfolio Manager at NFJ Investment Group. In this role Mr. Hoover managed a Dividend Value portfolio and Small Cap portfolio. In addition, he assisted with consultant relationship building and retail channel support for both mutual fund and wrap accounts. Mr. Hoover also has experience from Credit Lyonnais where he was responsible for the financial analysis and client servicing of a $5 billion diversified corporate portfolio, involving various debt instruments and equity investments. At Citibank Financial where he worked earlier in his career, Mr. Hoover gained experience as a Financial Analyst. In this position he was responsible for the in-depth financial analysis of US companies and their respective industries with regard to potential debt or equity transactions. At RepublicBank where Mr. Hoover began his career in finance he worked as a Credit Analyst a progressed up the ranks to Vice President of Corporate Banking. Mr. Hoover graduated from Texas Tech University in 1984 with his BBA in Finance. He then went on to complete his MS in Finance at Texas Tech the following year.

Mark Roach is a Managing Director of Dreman. Mark Roach joined Dreman Value Management in November 2006 as a Managing Director and Portfolio Manager of Small and Mid Cap products. Prior to joining Dreman, Mr. Roach was a Portfolio Manager at Vaughan Nelson Investment Management, managing a small cap product from 2002 through 2006. In April of 2006, Mr. Roach was also given the responsibility for the management of the newly seeded MidCap product with approximately $770 million in assets which was benchmarked against the Russell Mid Cap Value Index and the Russell 2500 Value Index. Mr. Roach has significant experience in working with institutions, pensions and endowments and is well known in the consulting and high net worth community. Mr. Roach served as a security analyst from 1997 to 2001 for various institutions including Fifth-Third Bank, Lynch, Jones Ryan and USAA. Mr. Roach also serves as a Board Member on the Rice University Wright Fund since 2003. He has an MBA from the University of Chicago's Graduate School of Business and a bachelors Degree from the Baldwin Wallace College.

AST DeAM Small-Cap Value Portfolio
AST DeAM Large-Cap Value Portfolio

Robert Wang, Julie Abbett and Jin Chen, CFA, are the portfolio managers for the Portfolios. Mr. Wang, a Managing Director of DIMA, joined DIMA in 1995 and serves as Head of Quantitative Strategies Portfolio Management: New York. Ms. Abbett, a Director of DIMA, joined DIMA in 2000 and is a senior portfolio manager for Active Quantitative Equity: New York. Ms. Abbett has served as a portfolio manager of the Portfolios since July 2002. Ms. Chen, a Director of DIMA, joined DIMA in 1999 and is a senior portfolio manager for Active Quantitative Equity: New York. Ms. Chen has served as a portfolio manager for the Portfolios since March 2005.

AST Goldman Sachs Mid-Cap Growth Portfolio
AST Goldman Sachs Concentrated Growth Portfolio

The portfolio managers responsible for the day-to-day management of the Portfolios are Steve Barry, Dave Shell and Greg Ekizian.

Steven M. Barry is a Managing Director/Partner of Goldman, Sachs & Co. He is a Chief Investment Officer and a senior portfolio manager for the Growth Team. He has primary responsibility for investment research in industrials and multi-industry companies. He is also responsible for the team's Mid Cap Growth strategy. Prior to joining Goldman Sachs in June 1999, he was a portfolio manager at Alliance Capital Management. During Steve's eleven year tenure at Alliance, he managed growth portfolios with varying mandates including Small Capitalization, All-Capitalization, and Mid-Capitalization. His past experiences also include 3 years with Hutton Asset Management. He graduated from Boston College in 1985 with a B.A. in Mathematics and Economics.

David G. Shell is a Managing Director/Partner of Goldman, Sachs & Co. He is a Chief Investment Officer and a senior portfolio manager for the Growth Team. He has primary responsibility for investment research in entertainment, cable television, broadcasting, telecommunications, and wireless communications. Dave was a senior portfolio manager at Liberty Investment Management prior to Goldman Sachs Asset Management's acquisition of Liberty in January 1997. He joined Liberty's predecessor firm, Eagle Asset Management, in 1987. Dave graduated from the University of South Florida in 1987 with a B.A. in Finance.

Gregory H. Ekizian is a Chief Investment Officer and a senior portfolio manager for the Growth Team. He has primary responsibility for investment research in the consumer discretionary and health care industries. Greg was a senior portfolio manager at Liberty Investment Management prior to Goldman Sachs Asset Management's acquisition of Liberty in January 1997. He joined Liberty's predecessor firm, Eagle Asset Management, in 1990. His prior experience includes investment research analysis, portfolio management and mergers and acquisitions analysis with Shearson Lehman Hutton and PaineWebber. Greg is a 1985 graduate of Lehigh University and received his M.B.A. in Finance at the University of Chicago Graduate School of Business in 1990.

AST Neuberger Berman Mid-Cap Growth Portfolio

The Portfolio is managed by Kenneth J. Turek. Mr. Turek has managed or co-managed two equity mutual funds and other equity portfolios for several other investment managers since 1985. Mr. Turek is a Vice President of NB Management and a Managing Director of Neuberger Berman, LLC.

AST Neuberger Berman Mid-Cap Value Portfolio

The portfolio manager responsible for the day-to-day management of the Portfolio is S. Basu Mullick. Mr. Mullick is a managing director and portfolio manager on the Mid Cap Value and Large Cap Value teams. He joined the firm in 1998. Previously, he spent five years at Ark Asset Management Co., Inc., as a senior manager and a managing director. He also worked as an analyst and portfolio manager at John A. Levin Co. and as a portfolio manager at First Fidelity Bank. Basu began his career in 1982 as an analyst at PaineWebber, Inc. He received a B.A. from Presidency College in India and a M.A., A.B.D., from Rutgers University.

AST Mid-Cap Value Portfolio

Paul Viera, the founder of EARNEST Partners, is primarily responsible for the day-to-day management of the portion of the Portfolio managed by EARNEST. Mr. Viera was a Vice President at Bankers Trust in both New York and London. He later joined INVESCO, where he became a Global Partner and senior member of its Investment Team. Mr. Viera is a member of the Atlanta Society of Financial Analysts and has over 25 total years of investment experience. He serves on several boards, including North Carolina Outward Bound. He is also a frequent commentator for several news organizations, such as CNBC, Radio Wall Street and the Atlanta Journal Constitution. Mr. Viera has a BA in Economics from the University of Michigan and an MBA from Harvard Business School.

Paul M. VeZolles, Gilbert E. Galle and John G. Norman are responsible for the day-to-day management of the portion of the Portfolio managed by WEDGE. Paul M. VeZolles, CFA, General Partner, is primarily responsible for the day-to-day management of the portfolio. Mr.VeZolles has twenty-two years of investment experience and is responsible for equity research on companies with market capitalizations between $1 billion and $15 billion. Prior to joining WEDGE in 1995, Mr. VeZolles was an Equity Analyst at Palley-Needelman Asset Management in Newport Beach, California, and an Equity Analyst with CMB Investment Counselors in Los Angeles. Mr. VeZolles received his Bachelor of Arts degree in Economics from Indiana University and his Master of Arts in Economics from DePaul University.

Gilbert E. Galle, General Partner, has twenty-nine years of investment experience and is responsible for portfolio management and client service. Prior to joining WEDGE in 1988, Mr. Galle was a Senior Vice President of Shearson Lehman Hutton responsible for institutional research marketing in their Southeastern Region. He was formerly associated with Bear, Stearns Co. in Atlanta and Rotan Mosle Inc. in Houston, Texas. Mr. Galle received his Bachelor of Arts degree from Washburn University and is a member of the North Carolina Society of Financial Analysts.

John G. Norman, General Partner, has sixteen years of investment experience and is responsible for portfolio management and client service. Prior to joining WEDGE in 2004, Mr. Norman was a Senior Vice President at Banc of America Capital Management. He was formerly associated with Brown Brothers Harriman, Wheat First Butcher Singer, and William M. Mercer Investment Consulting. Mr. Norman received his Bachelor of Business Administration - Finance from The College of William and Mary.

AST T. Rowe Price Large-Cap Growth Portfolio

T. Rowe Price manages the Portfolio through an Investment Advisory Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program.Robert Sharps is the Investment Advisory Committee Member responsible for the Portfolio.

Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also the lead Portfolio Manager on the Large-Cap Growth Strategy Team in the Equity Division. Mr. Sharps serves as Executive Vice President and an Investment Advisory Committee member of the Growth Stock Fund. In addition, Mr. Sharps is a Vice President and Investment Advisory Committee member of the Blue Chip Growth Fund, Financial Services Fund, Growth Income Fund, and New America Growth Fund. He is also a member of the Investment Advisory Committee of the Tax-Efficient Growth Fund. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a B.S., summa cum laude, in Accounting from Towson University and an M.B.A. in Finance from the Wharton School, University of Pennsylvania. Mr. Sharps has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.

AST MFS Growth Portfolio

The portfolio manager responsible for the management of the Portfolio is Stephen Pesek. Mr. Pesek, a Senior Vice President of MFS, has managed the Portfolio since its inception and has been employed by MFS in the investment management area since 1994.

AST Marsico Capital Growth Portfolio

Thomas F. Marsico is the Chief Investment Officer of Marsico Capital Management and manages the Portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

AST Large-Cap Value Portfolio

Although the portion of the Portfolio managed by Hotchkis and Wiley is managed by Hotchkis and Wiley's investment team, Hotchkis and Wiley has identified the following five portfolio managers as those having the most significant responsibility for the Portfolio's assets: Sheldon Lieberman, George Davis, Patricia McKenna, Stan Majcher and David Green. This list does not include all members of the investment team.

Mr. Lieberman, Mr. Davis, Ms. McKenna, Mr. Majcher and Mr. Green participate in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. They have authority to direct trading activity on the Fund. Mr. Majcher and Mr. Green are jointly responsible for the day-to-day management of the Fund's cash flows, which includes directing the Fund's purchases and sales to ensure that the Fund's holdings remain reflective of the "target portfolio."

Mr. Lieberman, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1994 as Portfolio Manager and Analyst. Mr. Davis, currently Principal, Portfolio Manager and Chief Executive Officer of Hotchkis and Wiley, joined Hotchkis and Wiley in 1988 as Portfolio Manager and Analyst. Ms. McKenna, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1995 as Portfolio Manager and Analyst. Mr. Majcher, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1996 as Analyst and became Portfolio Manager in 1999. Mr. Green, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1997 as Portfolio Manager and Analyst.

Raffaele Zingone and Terance Chen are primarily responsible for theday-to-day management of the portion of the Portfolio managed by J. P.Morgan. Mr. Zingone, Vice President of J.P. Morgan, is a portfolio managerin the U.S. Equity Group. He joined J.P. Morgan in 1991 and has managed thePortfolio since January 2005. Mr. Chen, Vice President of J.P. Morgan, is aportfolio manager in the U.S. Equity Group. He joined J.P. Morgan in 1994and has managed the Portfolio since May 2005.

David N. Dreman and E. Clifton Hoover manage the portion of the Portfolio assigned to Dreman.

David N. Dreman is the Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Co-Lead Portfolio Manager. Mr. Dreman began his investment career in 1957, and is the founder of Dreman Value Management, LLC. Mr. Dreman serves as the co-lead portfolio manager. Mr. Dreman founded his first investment firm, Dreman Value Management, Inc., in 1977 and served as its President and then Chairman to 1995, followed by a similar role at Dreman Value Advisors, Inc. from 1995 to 1997.

E. Clifton Hoover has over 20 years of experience in the investment management industry. He has built his career on the low P/E approach to investing, that is at the center of the Dreman philosophy. Prior to joining Dreman Value Management LLC. Mr. Hoover was a Managing Director and Portfolio Manager at NFJ Investment Group. In this role Mr. Hoover managed a Dividend Value portfolio and Small Cap portfolio. In addition, he assisted with consultant relationship building and retail channel support for both mutual fund and wrap accounts. Mr. Hoover also has experience from Credit Lyonnais where he was responsible for the financial analysis and client servicing of a $5 billion diversified corporate portfolio, involving various debt instruments and equity investments. At Citibank Financial where he worked earlier in his career, Mr. Hoover gained experience as a Financial Analyst. In this position he was responsible for the in-depth financial analysis of US companies and their respective industries with regard to potential debt or equity transactions. At RepublicBank where Mr. Hoover began his career in finance he worked as a Credit Analyst a progressed up the ranks to Vice President of Corporate Banking. Mr. Hoover graduated from Texas Tech University in 1984 with his BBA in Finance. He then went on to complete his MS in Finance at Texas Tech the following year.

AST AllianceBernstein Core Value Portfolio

The management of and investment decisions for the Portfolio are made by the US Value Investment Policy Group, comprised of senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of the subadviser's large internal research staff. No one person is principally responsible for making recommendations for the Portfolio. The members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Portfolio are: Marilyn Fedak, John Mahedy, John Phillips and Chris Marx.

Ms. Fedak has been CIO-US Value Equities and chairman of the US Value Equity Investment Policy Group since 1993. In 2003, she became head of the Bernstein value equities business. She serves on Alliance's Executive Committee, a group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Ms. Fedak has served on the board of directors of Sanford C. Bernstein Co., Inc. from 1994 until the combination with Alliance in 2000. Previously, she had been a senior portfolio manager since joining the firm in 1984. Prior to joining Bernstein, Ms. Fedak was a portfolio manager and research analyst at Morgan Guaranty Trust Company from 1972 to 1983. She earned a BA from Smith College and an MBA from Harvard University. Chartered Financial Analyst. Location: NewYork.

Mr. Mahedy was named Co-CIO-US Value Equities in 2003. He continues to serve as director of research-US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was s senior research analyst in Bernstein's institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001 and the oil-services industry from 1988 to 1991. He also covered oil services at Morgan Stanley for three years in the early 1990s. Mahedy began his career as a senior auditor with Peat Marwick Main. He earned a BS and an MBA from New York University. Certified Public Accountant. Location: New York.

Mr. Phillips is a senior portfolio manager and member of the US Value Equity Investment Policy Group. He is also chairman of Bernstein's Proxy Voting Committee. Before joining Bernstein in 1994, he was chairman of the Investment Committee and chief equity officer at Investment Advisers, Inc. in Minneapolis from 1992 to 1993. Previously, he was at State Street Research and Management Co. in Boston from 1972 to 1992, where he progressed from investment research analyst to vice chairman of the Equity Investment Committee. Mr. Phillips earned a BA from Hamilton College and an MBA from Harvard University. Chartered Financial Analyst. Location: New York.

Mr. Marx is a senior portfolio manager and member of the US Value Equity Investment Policy Group. He joined the firm in 1997 as a research analyst and has covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. Prior to that, he spent six years as a consultant for Deloitte Touche and the Boston Consulting Group. Mr. Marx earned an AB in economics from Harvard, and an MBA from the Stanford Graduate School of Business. Location: New York.
AST AllianceBernstein Managed Index 500 Portfolio

Day-to-day investment management decisions for the Portfolio are made by the U.S. Structured Equity Investment Policy Group, which is chaired by Josh Lisser. Mr. Lisser is a Senior Vice President and Chief Investment Officer-Structured Equities, and a member of the Blend Strategies team. He joined Alliance Capital in 1992 as a portfolio manager in the index strategies group and developed the international and global risk controlled equity services. Prior to joining Alliance Capital, Mr. Lisser was with Equitable Capital specializing in derivative investment strategies. Mr. Lisser received a BA from the State University of New York at Binghamton, where he was elected a member of Phi Beta Kappa, and an MBA from New York University.

AST American Century Income & Growth Portfolio

American Century uses a team of portfolio managers and analysts to manage the Portfolio. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the Portfolio's investment objectives and strategy. The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the Portfolio are: Kurt Borgwardt, John Schniedwind, Zili Zhang and Lynette Pang.

Mr. Borgwardt , Senior Vice President and Senior Portfolio Manager , joined American Century in August 1990 and has also managed the quantitative equity research effort. He became a portfolio manager in March 1998. He has a bachelor of arts from Stanford University and an MBA with a specialization in finance from the University of Chicago. He is a CFA charterholder.

Mr. Schniedwind, Chief Investment Officer—Quantitative Equity , joined American Century in 1982 and also supervises other portfolio manager teams. He became a portfolio manager in June 1997. He has degrees from Purdue University and an MBA in finance from the University of California—Berkeley. He is a CFA charterholder.

Mr. Zhang, Vice President and Portfolio Manager/Director of Quantitative Research, joined American Century in October 1995 as a research analyst. He became a portfolio manager in 2002. He also manages the quantitative research team. He has a bachelor's degree in physics from the University of Science and Technology of China and a Ph.D in theoretical physics from the University of Texas at Austin

Ms. Pang, Portfolio Manager, joined American Century in 1997 and became a portfolio manager in February 2006. She has a bachelor's degree from the University of California, Davis and is a CFA charterholder.

AST AllianceBernstein Growth & Income Portfolio

Frank Caruso, the head of the U.S. Relative Value Team is primarily responsible for the day-to-day management of the Portfolio since AllianceBernstein became the Portfolio's subadviser in May 2000. Mr. Caruso is a Senior Vice President of AllianceBernstein and has been associated with AllianceBernstein since 1994.

AST Cohen & Steers Realty Portfolio

The portfolio managers responsible for the day-to-day management of the Portfolio are: Martin Cohen, Robert H. Steers, Joseph M. Harvey and James S. Corl.

Martin Cohen, co-chairman and co-CEO, is a senior portfolio manager for all of Cohen Steers' portfolios and a member of the firm's investment committee. He has 31 years of experience. Prior to co-founding the firm in 1986 with Mr. Steers, Mr. Cohen was a senior vice president and portfolio manager at National Securities and Research Corporation from 1984 to 1986, where, in 1985, he and Mr. Steers organized and managed the nation's first real estate securities mutual fund. Mr. Cohen has a BS degree from the City College of New York and an MBA degree from New York University. He has served as a member of the Board of Governors of the National Association of Real Estate Investment Trusts. In 2001, he was the recipient of the National Association of Real Estate Investment Trusts Industry Achievement Award. He is based in New York.

Robert H. Steers, co-chairman and co-CEO, is a senior portfolio manager for all of Cohen Steers' portfolios and a member of the firm's investment committee. He has 30 years of experience. Prior to co-founding the firm in 1986 with Mr. Cohen, Mr. Steers was a senior vice president and the chief investment officer of National Securities and Research Corporation from 1982 to 1986, where, in 1985, he and Mr. Cohen organized and managed the nation's first real estate securities mutual fund. Mr. Steers has a BS degree from Georgetown University and an MBA degree from George Washington University. He is based in New York.

Joseph M. Harvey, president, is global chief investment officer and senior portfolio manager for all of Cohen Steers' portfolios and a member of the firm's investment committee. He has 20 years of experience. Prior to joining the firm in 1992, Mr. Harvey was a vice president with Robert A. Stanger Co. for five years, where he was an analyst specializing in real estate and related securities for the firm's research and consulting activities. Mr. Harvey has a BSE degree from Princeton University. He is based in New York.

James Corl, executive vice president, is the chief investment officer for all of Cohen Steers' real estate securities portfolios, a portfolio manager for the firm's global and international real estate securities portfolios and a member of the investment committee. He has 17 years of experience. Prior to joining the firm in 1997, Mr. Corl was a vice president and co-portfolio manager for two years with Heitman/PRA Securities Advisors, a REIT fund manager. Previously, he was an associate in the real estate investment banking group of Credit Suisse First Boston, where he specialized in the initial public offerings of REITs. Mr. Corl has a BA degree with honors from Stanford University and an MBA degree from the Wharton School. He is based in New York.

Cohen & Steers utilizes a team-based approach in managing the Portfolio. Mr.Cohen, Mr. Steers and Mr. Harvey are the leaders of this team and they act in a supervisory capacity. Mr. Corl directs and supervises the execution of the Portfolio's investment strategy, and leads and guides the other members of the real estate securities investment team. In addition, Mr. Corl serves as chief investment officer of real estate securities investment management for Cohen & Steers and in this role he oversees Cohen & Steers' securities research analysts.

AST T. Rowe Price Natural Resources Portfolio

T. Rowe Price manages the Portfolio through an Investment Advisory Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program.Charles M. Ober is the Investment Advisory Committee Chairman for the Portfolio.

Mr. Ober is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager and Research Analyst in the Equity Division. As an analyst, he covers global energy majors. Mr. Ober is President of the T. Rowe Price New Era Fund and Chairman of the Fund's Investment Advisory Committee. He also serves as a Vice President and Investment Advisory Committee member of the T. Rowe Price Real Estate Fund. Before joining the firm in 1980, Mr. Ober was employed as an Equity Analyst with Morgan Guaranty Trust in New York for five years, during which period he followed 12 industries. Mr. Ober earned a B.A. from Cornell University and an M.B.A. in Finance from Columbia University. He has also earned the Chartered Financial Analyst accreditation.

AST American Century Strategic Allocation Portfolio (formerly, AST American Century Strategic Balanced Portfolio)

American Century will use a team of portfolio managers and analysts to manage the AST American Century Strategic Allocation Portfolio. The following portfolio managers have overall responsibility for coordinating the Portfolio's activities, including determining appropriate asset allocations, reviewing overall fund compositions for compliance with stated investment objectives and strategies, and monitoring cash flows.

Mr. Jeffrey R. Tyler, Senior Vice President and Senior Portfolio Manager, joined American Century as a portfolio manager in January 1988. In 2000, he was named to his current position. He has a bachelor's degree in business economics from the University of California—Santa Barbara and an MBA in finance and economics from Northwestern University. He is a CFA charterholder.

Ms. Irina Torelli, Portfolio Manager, joined American Century in July 1997 as a quantitative analyst and became a portfolio manager in February 2005. She has a bachelor's degree from the University of Rome and a master's degree in operations research from Stanford University. She is a CFA charterholder.

Responsibility for research, security selection and portfolio construction for specified portions of the Strategic Allocation Portfolio will be allocated among portfolio teams representing various investment disciplines and strategies.

AST Advanced Strategies Portfolio

Thomas F. Marsico is the Chief Investment Officer of Marsico Capital Management and manages the portion of the AST Advanced Strategies Portfolio managed by Marsico Capital Management. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

T. Rowe Price manages the portion of the Portfolio managed by T. Rowe Price through an Investment Advisory Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program.

Brian Rogers, David Giroux, and John Linehan are responsible for the day-to-day management of the portion of the Portfolio managed by T. Rowe Price.

Brian Rogers is the Chief Investment Officer of T. Rowe Price Group, Inc. In addition he manages major institutional equity portfolios and serves as President of the Equity Income Fund. He serves on the Board of Directors of T. Rowe Price Group and is a member of the Management Committee. His other responsibilities include serving on the Equity, Fixed-income, International, and Asset Allocation committees. Prior to joining the firm in 1982, Brian was employed by Bankers Trust Company. He earned an A.B. from Harvard College and an M.B.A. from Harvard Business School.

David Giroux is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager and Research Analyst in the Equity Division following the automotive, electrical equipment, industrial manufacturing, and building materials/products industries. David is a Vice President and Investment Advisory Committee member of the Dividend Growth Fund, Value Fund, Capital Appreciation Fund, Capital Opportunity Fund, Growth Income Fund, and Equity Income Fund. Prior to joining the firm in 1998, he worked as a Commercial Credit Analyst with Hillsdale National Bank. David earned a B.A. in Finance and Political Economy with honors from Hillsdale College. He has also earned the Chartered Financial Analyst accreditation.

John Linehan is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the Equity Division. John is President of the Value Fund and Chairman of the fund's Investment Advisory Committee. He also co-manages several of the firm's separate account portfolios as a member of the Large-Cap Strategy Team and is the Lead Portfolio Manager for the SICAV U.S. Large-Cap Value Equity Fund. In addition, John is also a Vice President and member of the Investment Advisory Committee of the Equity Income Fund, New Era Fund and Global Stock Fund. In addition, he is a Vice President of the Capital Appreciation Fund. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

W. George Greig is responsible for the day-to-day management of the the portion of the Portfolio managed by William Blair. Mr.Greig, a principal of William Blair, has headed the firm's international investment management team since 1996. He serves as the Portfolio Manager for the William Blair International Growth Fund as well as leading the Portfolio Team on separately managed portfolios. Before joining William Blair, he headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and previously served as Investment Director with London-based Framlington Group PLC as well as managing global and emerging markets funds there. He has over twenty-five years of experience in domestic and international investment research and portfolio management. Education: B.S., Massachusetts Institute of Technology; M.B.A., Wharton School of the University of Pennsylvania.

The portfolio managers responsible for the day-to-day management of the portion of the Portfolio managed by LSV are Josef Lakonishok, Robert Vishny, Menno Vermeulen, CFA, and Puneet Mansharamani, CFA.

Mr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign.

Mr. Vishny has served as a Partner and Portfolio Manager of LSV since its founding in 1994. He has more than 18 years of investment and research experience.

Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 13 years of investment experience. Prior to joining LSV, Mr. Vermeulen served as a portfolio manager for ABP Investments.

Mr. Mansharamani, CFA is a Partner and Portfolio Manager of LSV. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation and a Systems Consultant for Maximations, Inc.

John B. Brynjolfsson, Sudi Mariappa, and Chris Dialynas are the portfolio managers responsible for the portion of the Portfolio managed by PIMCO.

John B. Brynjolfsson (Advanced Strategies I), CFA, is a Managing Director, portfolio manager and head of the PIMCO Real Return Bond Fund. He is co-author of Inflation-Protection Bonds and co-editor of The Handbook of Inflation-Indexed Bonds. Mr. Brynjolfsson joined PIMCO in 1989, previously having been associated with Charles River Associates and JP Morgan Securities. He has nineteen years of investment experience, and holds a bachelor's degree in physics and mathematics from Columbia College and an MBA in finance and economics from the MIT Sloan School of Management.

Sudi Mariappa (Hedged International Bond) is a Managing Director and head of global portfolio management, with responsibility for overseeing PIMCO's global portfolio management efforts. Prior to joining PIMCO in 2000, he served as managing director for Merrill Lynch in Tokyo as manager of JGB and Swap Derivative Trading. Mr. Mariappa's prior experience included positions at Sumitomo Finance International PLC, Long Term Capital Management, and Salomon Brothers in San Francisco and Tokyo, where he was Director of Fixed Income Arbitrage. He holds both a bachelor's degree in chemical engineering and an MBA from Cornell University.

Chris P. Dialynas (U.S. Fixed-Income) is a Managing Director, portfolio manager, and a senior member of PIMCO's investment strategy group. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed Income Curriculum Committee of the Association for Investment Management and Research. He has twenty-five years of investment experience and holds a bachelor's degree in economics from Pomona College, and holds an MBA in finance from The University of Chicago Graduate School of Business.

Marcus Perl and Edward L. Campbell are primarily responsible for the day-to-day management of the portion of the Portfolio directly managed by Prudential Investments.

Marcus Perl, is a portfolio manager for the Portfolio and a Vice President of PI. He focuses on the quantitative modelling of asset allocation strategies, financial market research, and the formulation of investment strategy. Prior to joining Prudential in October 2000, Mr. Perl was Vice President at FX Concepts where he was responsible for market risk modelling, performance analytics, and statistical research. He also worked as an Associate at Wilshire Associates. Mr. Perl holds an MA in Finance from the Warsaw School of Economics, an MA in Econometrics from California State University Long Beach, and an MA in Economics from the University of Southern California.

Edward L. Campbell, CFA, is a portfolio manager for the Portfolio and a Senior Associate at PI. He focuses on global macroeconomic and financial market research and the formulation of investment strategy. Prior to rejoining Prudential in August 2003, Mr. Campbell spent three years with Trilogy Advisors LLC, a $5 billion asset management firm. He also previously worked as a senior investment manager research analyst with Prudential Securities and PI. Mr. Campbell is a member of the New York Society of Securities Analysts and the CFA Institute. He received a BS in Economics and International Business from The City University of New York and holds the Chartered Financial Analyst designation.

AST T. Rowe Price Asset Allocation Portfolio

The AST Portfolio has an Investment Advisory Committee that has day-to-day responsibility for managing the Portfolio and developing and executing the Portfolio's investment program. Edmund M. Notzon, III, Ph.D., CFA is Chairman of the Investment Advisory Committee and is responsible for implementing and monitoring the Portfolio's overall investment strategy, as well as the allocation of the Portfolio's assets. Ned is a Vice President of T. Rowe Price and a Senior Portfolio Manager in the firm's Fixed Income Group. Prior to joining T. Rowe Price in 1989, Ned was a charter member of the U.S. Senior Executive Service and the Director of the Analysis and Evaluation Division in the Office of Water Regulations and Standards of the U.S. Environmental Protection Agency.

E. Frederick Bair, CFA, CPA, is a Vice President of T. Rowe Price Associates,Inc. and a Portfolio Manager and Quantitative Analyst in the Systematic Equity Group. He is responsible for the Portfolio's U.S. small cap equity investments. Prior to joining the firm in 1998, Fred was an equity trader at Legg Mason.

Raymond A. Mills, Ph.D., CFA is a Vice President of T. Rowe Price and T. Rowe Price International, and is responsible for making recommendations regarding the Portfolio's foreign equity holdings. Prior to joining the firm in 1997 he was a Principal Systems Engineer on large space systems with The Analytic Sciences Corporation.

Daniel O. Shackelford, CFA, is a Vice President of T. Rowe Price and chairman of the firm's Fixed Income Strategy Committee. He is responsible for making recommendations regarding the Portfolio's high grade bond investments. Prior to joining the firm in 1999, Dan was the principal and head of fixed income for Investment Counselors of Maryland. The Portfolio's U.S. large cap equity investments are selected based on a research-driven strategy utilizing the investment recommendations of a group of the firm's equity research analysts.

Anna Dopkin, CFA, is a Vice President of T. Rowe Price, Co-Director of U.S. Equity Research and a member of the firm's Equity Steering Committee. Anna is responsible for implementing the Portfolio's overall strategy. Prior to joining the firm in 1996, Ms. Dopkin worked at Goldman Sachs in its Mortgage Securities Department in New York and London.

Mark J. Vaselkiv, is a Vice President of T. Rowe Price and a Portfolio Manager in the Fixed Income Group, heading taxable high-yield bond management. He is responsible for the Portfolio's investments in high-yield debt securities. Prior to joining the firm in 1988; Mark was a Vice President specializing in high-yield debt for Shenkman Capital Management, and a Private Placement Credit Analyst for Prudential Insurance Company.

AST UBS Dynamic Alpha Portfolio (formerly, AST Global Allocation Portfolio)

Brian D. Singer is the lead portfolio manager for the Portfolio. Mr. Singer has access to certain members of the UBS fixed-income and equities investment management teams, each of whom is allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Portfolio invests. Mr. Singer, as lead portfolio manager and coordinator for management of the Portfolio, has responsibility for allocating the Portfolio's assets among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the Portfolio to ensure its compliance with its stated investment objectives and strategies.

Mr. Singer is the Chief Investment Officer, Americas, at UBS Global Asset Management. Mr. Singer is a member of the UBS Group Managing Board of UBS Global Asset Management (Americas) and portfolio manager of the UBS Global Allocation Fund since 2000 and the UBS Dynamic Alpha Fund since its inception in 2005.

AST First Trust Balanced Target Portfolio
AST First Trust Capital Appreciation Target Portfolio

Robert F. Carey, Roger F. Testin, Jon C. Erickson, David G. McGarel, Walter Stubbings and Daniel J. Lindquist comprise the Investment Committee of First Trust that is responsible for the day-to-day management of each Portfolio.

Mr. Lindquist rejoined First Trust in April 2004 after serving as Chief Operating Officer of Mina Capital Management LLC from January 2004 to April 2004 and Samaritan Asset Management Services, Inc. from April 2000 to January 2004 and is a Senior Vice President of First Trust and FTP. Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings.

Mr. Carey has been with First Trust since 1991 and is the Chief Investment Officer and Senior Vice President of First Trust and Senior Vice President of FTP. As First Trust's Chief Investment Officer, Mr. Carey consults with the Investment Committee on market conditions and First Trust's general investment philosophy.

Mr. Erickson has been with First Trust since 1994 and is a Senior Vice President of First Trust and FTP. As the head of First Trust's Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.

Mr. McGarel has been with First Trust since 1997 and is a Senior Vice President of First Trust and FTP. As the head of First Trust's Strategy Research Group, Mr. McGarel is responsible for developing and implementing quantitative investment strategies for those funds that have investment policies that require them to follow such strategies.

Since August 2001, Mr. Testin has been a Senior Vice President of First Trust. Prior to joining First Trust, Mr. Testin was an analyst for Dolan Capital Management. As the head of First Trust's Portfolio Management Group, Mr. Testin is responsible for executing the instructions of the Strategy Research Group and Equity Research Group in the fund's portfolio.

Mr. Stubbings joined First Trust in July 2004 after serving as Assistant Vice President of Kansas City Life Insurance Company from May 1999 to July 2004. Mr. Stubbings' background also includes 9 years of fixed-income portfolio management with GE Financial Assurance (formerly The Signature Group). Mr. Stubbings is a Vice President of First Trust and FTP.

AST Dynamic Asset Allocation Portfolios

PI typically uses teams of portfolio managers and analysts to manage the Dynamic Asset Allocation Portfolios. The following portfolio managers share overall responsibility for coordinating the Portfolios' activities, including determining appropriate asset allocations and Underlying Portfolio weights, reviewing overall Portfolio compositions for compliance with stated investment objectives and strategies, and monitoring cash flows.

Michael Lenarcic, PhD, is a portfolio manager for the Portfolios and has discretionary responsibility to implement the Portfolios' investment strategies and to invest cash flows for the Portfolios. Dr. Lenarcic is a Managing Director of Quantitative Management Associates LLC (QMA). Previously, he was a Vice President at Wilshire Associates, a leading pension consulting firm, where he was head of the Asset Allocation Division. Earlier, Dr. Lenarcic was an assistant professor at Northeastern University where he taught Finance and Economics. He earned a BA in Business Administration from Kent State University, and holds an AM and PhD in Business Economics from Harvard University.

Ted Lockwood is a portfolio manager for the Portfolios and a Managing Director of QMA. Previously, Mr. Lockwood was with ATT and a member of the technical staff at ATT Bell Laboratories. Mr. Lockwood graduated summa cum laude with a BE in Engineering from Stony Brook University and received an MS in Engineering and an MBA in Finance from Columbia University.

James G. Russell, CIMA, CFA, is a portfolio manager for the Portfolios and has overall responsibility for PI's investment research efforts. Prior to joining PI in 2000, Mr. Russell managed the asset management and asset allocation businesses at Diversified Investment Advisors, a $60 billion institutional asset management firm, and managed a division of Evaluation Associates Incorporated, a national investment management consulting organization. He is a graduate of Colgate University.

Marcus Perl, is a portfolio manager for the Portfolios and a Vice President of PI. He focuses on the quantitative modelling of asset allocation strategies, financial market research, and the formulation of investment strategy. Prior to joining Prudential in October 2000, Mr. Perl was Vice President at FX Concepts where he was responsible for market risk modelling, performance analytics, and statistical research. He also worked as an Associate at Wilshire Associates. Mr. Perl holds an MA in Finance from the Warsaw School of Economics, an MA in Econometrics from California State University Long Beach, and an MA in Economics from the University of Southern California.

Edward L. Campbell, CFA, is a portfolio manager for the Portfolios and a Senior Associate at PI. He focuses on global macroeconomic and financial market research and the formulation of investment strategy. Prior to rejoining Prudential in August 2003, Mr. Campbell spent three years with Trilogy Advisors LLC, a $5 billion asset management firm. He also previously worked as a senior investment manager research analyst with Prudential Securities and PI. Mr. Campbell is a member of the New York Society of Securities Analysts and the CFA Institute. He received a BS in Economics and International Business from The City University of New York and holds the Chartered Financial Analyst designation.

AST T. Rowe Price Global Bond Portfolio

The Portfolio has an investment advisory group that has day-to-day responsibility for managing the Portfolio and developing and executing the Portfolio's investment program. The advisory group consists of Ian Kelson, Christopher Rothery, Daniel O. Shackelford, Brian Brennan and Michael Conelius.

Mr. Kelson is the lead member of the Portfolio's advisory group, responsible for implementing and monitoring the Portfolio's overall investment strategy. Mr. Kelson joined T. Rowe Price International in November 2000 and is the firm's Head of International Fixed Income. From 1989 to 1999, Mr. Kelson was Head of Fixed Income at Morgan Grenfell/Deutsche Asset Management ("Morgan Grenfell") where he was responsible for $50 billion in global fixed income assets.

Mr. Rothery joined T. Rowe Price International in 1994 and has 16 years of experience managing multi-currency fixed-income portfolios. Mr. Rothery is responsible for making recommendations regarding the Portfolio's non-U.S. investment grade investments.

Mr. Shackelford joined T. Rowe Price in 1999; prior to that he was the Principal and Head of Fixed Income for Investment Counselors of Maryland.

Mr. Brennan joined T. Rowe Price in 2000; prior to that he was a fixed income manager at Howard Hughes Medical Institute.

Mr. Shackelford and Mr. Brennan are responsible for making recommendations regarding the fund's U.S. investment-grade investments. Mr. Conelius joined T. Rowe Price International in 1995 and focuses on the Portfolio's emerging market sovereign debt investments.

AST High Yield Portfolio

Mark Hudoff is the portfolio manager for the Portfolio. Mr. Hudoff is an Executive Vice President and portfolio manager in the high yield area. He joined PIMCO in 1996, previously having been associated with BCA where he worked as a fixed income strategist. Mr. Hudoff started as a credit analyst for the high yield team and moved to Europe in 2000 to build and manage our European credit business, including the management of PIMCO's European High Yield funds. He currently oversees the European team and our Global High Yield products. Mr. Hudoff has eighteen years of investment experience and holds a bachelor's degree in economics from Arizona State University, and an MBA in finance from the University of Chicago School of Business.

AST Lord Abbett Bond-Debenture Portfolio

Lord Abbett uses a team of investment managers and analysts acting together to manage the investments of the Portfolio. Christopher J. Towle, CFA and Partner of Lord Abbett, heads the management team and is primarily responsible for the day-to-day management of the Portfolio. Mr.Towle has been with Lord Abbett since 1987.

AST PIMCO Total Return Bond Portfolio

William H. Gross, CFA, is managing director, portfolio manager, and chief investment officer, was a founding partner of PIMCO in 1971. Mr.Gross has thirty-five years of investment experience and is the author of Bill Gross on Investing . Mr.Gross has a bachelor's degree from Duke University and an MBA from the UCLA Graduate School of Business.

AST PIMCO Limited Maturity Bond Portfolio

Paul A. McCulley is managing director, generalist portfolio manager, member of the investment committee and head of PIMCO's Short-Term Desk. He also leads PIMCO's Cyclical Economic Forum and is author of the monthly research publication Fed Focus. Mr. McCulley joined the firm in 1999, previously serving as Chief Economist for the Americas for UBS Warburg. From 1996 and 1998, he was named to six seats on the Institutional Investor All-America Fixed Income Research team. He has twenty-one years of investment experience and holds a bachelor's degree from Grinnell College and an MBA from Columbia University Graduate School of Business.

HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing Shares of the Portfolios

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Each Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may as a result own a significant portion of the shares of one or more Underlying Portfolios. To the extent shares of the Underlying Portfolios are held by the Asset Allocation Portfolios, the Underlying Portfolios' policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the Asset Allocation Funds rather than by the Underlying Portfolios. Transactions by the Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio. For example, in order to handle large flows of cash in and out of an Asset Allocation Portfolio, the Investment Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio. Purchases and sales of shares of the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an Asset Allocation Portfolio's investment objective are not considered to be frequent or short-term trading.

Frequent purchases and redemptions may adversely affect performance and the interests of long-term investors. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This can happen when it is not advantageous to sell any securities, so the PI funds' performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Directors of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because Prudential and other insurance companies maintain the individual contract owner accounts for investors in the Fund's Portfolios. In particular, each insurance company submits to the Fund transfer agent aggregate orders combining the transactions of many investors, and therefore the Fund and its transfer agent cannot monitor investments by individual investors. The policies and procedures require the Fund to communicate in writing to each investing insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. In addition, the Fund receives reports on the trading restrictions imposed by Prudential and its affiliates on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. The Fund also employs fair value pricing procedures to deter frequent trading. Finally, the Fund and its transfer agent reserve the right to reject all or a portion of a purchase order from an investing insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the insurance companies to prevent such trading, there is no guarantee that the Fund or the insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

Each Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may, as a result, own a significant portion of the shares of one or more Underlying Portfolios. To the extent shares of the Underlying Portfolios are held by the Asset Allocation Portfolios, the Underlying Portfolios' policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the Asset Allocation Portfolios rather than by the Underlying Portfolios. Transactions by the Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio. For example, in order to handle large flows of cash in and out of an Asset Allocation Portfolio, the Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio. Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an Asset Allocation Portfolios' investment objective are not considered to be frequent or short-term trading.

For information about the trading limitations applicable to you, please see the prospectus for your variable contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $1 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

The Trust currently sells its shares only to insurance company separate accounts to fund variable annuity and variable life insurance contracts. The Trust has no principal underwriter or distributor.

OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits will be "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is described in the Fund's SAI and on the Fund's website.

FINANCIAL HIGHLIGHTS

Introduction

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart.

The financial highlights for the years ended December 31, 2006, 2005 and 2004 were part of the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the periods presented through December 31, 2003 were part of financial statements audited by another independent registered public accounting firm whose reports on those financial statements were unqualified.

	AST International Growth

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$13.85	$12.01	$10.44		$7.46		$10.39

Income (Loss) From Investment Operations:
Net investment income (loss)	0.08	0.07	0.06		(0.06)		0.11
Net realized and unrealized gain (loss) on investments	2.80	1.90	1.62		3.04		(2.71)

Total from investment operations	2.88	1.97	1.68		2.98		(2.60)

Less Dividends and Distributions:
Dividends From net investment income	—	(0.13)	(0.11)		—		(0.33)
Distributions	(0.18)	—	—		—		—

Total dividends and distributions	(0.18)	(0.13)	(0.11)		—		(0.33)

Net Asset Value, end of year	$16.55	$13.85	$12.01		$10.44		$7.46

Total Investment Return(a)	20.97%	16.56%	16.15%		39.95%		(25.67)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,280.5	$1,811.2	$1,342.9		$641.5		$318.8
Ratios to average net assets:
Expenses After Advisory Fee Waivers	1.10%	1.08%	1.15	%(b)	1.24	%(b)	1.32	%(b)
Expenses Before Advisory Fee Waivers	1.15%	1.18%	1.26	%(b)	1.34	%(b)	1.32	%(b)
Net investment income	0.55%	0.48%	0.31%		0.46%		0.41%
Portfolio turnover rate	111%	82%	94%		88%		94%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b)	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST International Value

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$14.92	$13.31	$11.15		$8.38		$10.10

Income (Loss) From Investment Operations:
Net investment income	0.16	0.23	0.13		0.11		0.06
Net realized and unrealized gain (loss) on investments	3.91	1.57	2.19		2.71		(1.78)

Total from investment operations	4.07	1.80	2.32		2.82		(1.72)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.19)	(0.16)		(0.05)		—
Distributions	(0.15)	—	—		—		—

Total dividends and distributions	(0.15)	(0.19)	(0.16)		(0.05)		—

Net Asset Value, end of year	$18.84	$14.92	$13.31		$11.15		$8.38

Total Investment Return(a)	27.45%	13.71%	21.04%		33.91%		(17.03)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,038.6	$258.6	$193.7		$172.1		$129.0
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.13%	1.13%	1.22	%(b)	1.12	%(b)	1.34	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.13%	1.26%	1.37	%(b)	1.27	%(b)	1.44	%(b)
Net investment income	2.03%	2.11%	1.08%		1.22%		0.59%
Portfolio turnover rate	108%	30%	242%		138%		354%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b)	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST JPMorgan International Equity

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$20.10	$18.31	$15.81		$12.22		$15.07

Income (Loss) From Investment Operations:
Net investment income	0.36	0.24	0.22		0.14		0.10
Net realized and unrealized gain (loss) on investments	4.18	1.75	2.46		3.56		(2.87)

Total from investment operations	4.54	1.99	2.68		3.70		(2.77)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.20)	(0.18)		(0.11)		(0.08)
Distributions	(0.27)	—	—		—		—

Total dividends and distributions	(0.27)	(0.20)	(0.18)		(0.11)		(0.08)

Net Asset Value, end of year	$24.37	$20.10	$18.31		$15.81		$12.22

Total Investment Return(a)	22.79%	11.01%	17.11%		30.60%		(18.42)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$524.2	$469.4	$379.6		$339.0		$316.2
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.02%	1.07%	1.13	%(b)	1.14	%(b)	1.21	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.03%	1.07%	1.13	%(b)	1.14	%(b)	1.21	%(b)
Net investment income	1.54%	1.41%	1.34%		1.02%		0.84%
Portfolio turnover rate	16%	7%	91%		50%		50%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b)	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST MFS Global Equity

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$12.98	$12.11	$10.25		$8.08		$9.21

Income (Loss) From Investment Operations:
Net investment income	0.25	0.08	0.04		0.02		0.02
Net realized and unrealized gain (loss) on investments	2.71	0.82	1.84		2.17		(1.15)

Total from investment operations	2.96	0.90	1.88		2.19		(1.13)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.03)	(0.02)		(0.02)		—
Distributions	(1.34)	—	—		—		—

Total dividends and distributions	(1.34)	(0.03)	(0.02)		(0.02)		—

Net Asset Value, end of year	$14.60	$12.98	$12.11		$10.25		$8.08

Total Investment Return(a)	24.30%	7.57%	18.39%		27.14%		(12.26)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$250.6	$152.7	$166.3		$102.9		$60.2
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.21%	1.26%	1.35	%(b)	1.40	%(b)	1.41	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.25%	1.26%	1.35	%(b)	1.40	%(b)	1.41	%(b)
Net investment income	2.33%	0.58%	0.41%		0.32%		0.25%
Portfolio turnover rate	47%	49%	48%		54%		74%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b)	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST Small-Cap Growth

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$14.28	$14.07	$15.12		$10.41		$15.87

Income (Loss) From Investment Operations:
Net investment loss	(0.08)	(0.08)	(0.14)		(0.09)		(0.13)
Net realized and unrealized gain (loss) on investments	1.88	0.29	(0.91)		4.80		(5.33)

Total from investment operations	1.80	0.21	(1.05)		4.71		(5.46)

Net Asset Value, end of year	$16.08	$14.28	$14.07		$15.12		$10.41

Total Investment Return(a)	12.61%	1.49%	(6.94)%		45.24%		(34.41)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$175.4	$187.5	$226.1		$338.2		$254.0
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.07%	1.07%	1.16	%(b)	1.20	%(b)	1.23	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.08%	1.15%	1.16	%(b)	1.20	%(b)	1.23	%(b)
Net investment loss	(0.48)%	(0.53)%	(0.87)%		(0.65)%		(0.74)%
Portfolio turnover rate	69%	113%	237%		107%		123%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b)	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST DeAM Small-Cap Growth

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$8.38	$8.35	$7.63		$5.17		$7.03

Income (Loss) From Investment Operations:
Net investment loss	(0.04)	(0.06)	(0.06)		(0.01)		(0.01)
Net realized and unrealized gain (loss) on investments	0.69	0.09	0.78		2.47		(1.85)

Total from investment operations	0.65	0.03	0.72		2.46		(1.86)

Net Asset Value, end of year	$9.03	$8.38	$8.35		$7.63		$5.17

Total Investment Return(a)	7.76%	0.36%	9.44%		47.58%		(26.46)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$214.4	$256.9	$340.8		$403.4		$293.3
Ratios to average net assets:
Expenses After Advisory Fee Waivers	1.07%	1.07%	1.02	%(b)	1.02	%(b)	1.00	%(b)
Expenses Before Advisory Fee Waivers	1.11%	1.15%	1.17	%(b)	1.17	%(b)	1.15	%(b)
Net investment loss	(0.37)%	(0.62)%	(0.66)%		(0.19)%		(0.12)%
Portfolio turnover rate	199%	150%	145%		185%		132%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b)	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST Federated Aggressive Growth

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$10.46	$10.41	$8.61		$5.09		$7.22

Income (Loss) From Investment Operations:
Net investment loss	(0.05)	(0.04)	(0.07)		(0.05)		(0.04)
Net realized and unrealized gain (loss) on investments	1.39	0.90	2.03		3.57		(2.05)

Total from investment operations	1.34	0.86	1.96		3.52		(2.09)

Less Dividends and Distributions:
Distributions from net realized gains	—	(0.81)	(0.16)		—		(0.04)
Distributions	(0.31)	—	—		—		—

Total dividends and distributions	(0.31)	(0.81)	(0.16)		—		(0.04)

Net Asset Value, end of year	$11.49	$10.46	$10.41		$8.61		$5.09

Total Investment Return(a)	12.91%	9.44%	23.07%		69.16%		(29.19)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$643.9	$554.0	$347.7		$187.6		$39.1
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.09%	1.12%	1.19	%(b)	1.22	%(b)	1.35	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.09%	1.12%	1.19	%(b)	1.22	%(b)	1.38	%(b)
Net investment loss	(0.43)%	(0.66)%	(0.88)%		(0.99)%		(1.02)%
Portfolio turnover rate	58%	39%	81%		96%		250%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b)	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST Goldman Sachs Small-Cap Value

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$18.53	$21.45	$18.12		$12.96		$15.55

Income (Loss) From Investment Operations:
Net investment income	0.09	0.09	0.11		0.08		0.11
Net realized and unrealized gain (loss) on investments	2.83	0.64	3.50		5.19		(1.21)

Total from investment operations	2.92	0.73	3.61		5.27		(1.10)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.07)	(0.04)		(0.11)		(0.06)
Distributions from net realized gains	—	(3.58)	(0.24)		—		(1.43)
Distributions	(3.27)	—	—		—		—

Total dividends and distributions	(3.27)	(3.65)	(0.28)		(0.11)		(1.49)

Net Asset Value, end of year	$18.18	$18.53	$21.45		$18.12		$12.96

Total Investment Return(a)	17.24%	4.98%	20.18%		41.08%		(7.93)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$226.2	$258.8	$323.1		$343.4		$315.1
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.13%	1.17%	1.22	%(b)	1.26	%(b)	1.27	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.13%	1.17%	1.22	%(b)	1.26	%(b)	1.27	%(b)
Net investment income	0.46%	0.45%	0.48%		0.40%		0.62%
Portfolio turnover rate	59%	48%	61%		67%		129%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b)	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST Small-Cap Value

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$15.04	$18.28	$15.70		$11.59		$13.07

Income (Loss) From Investment Operations:
Net investment income	0.15	0.09	0.02		0.01		0.03
Net realized and unrealized gain (loss) on investments	2.79	0.71	2.56		4.13		(1.23)

Total from investment operations	2.94	0.80	2.58		4.14		(1.20)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.01)	—	(c)	(0.03)		(0.06)
Distributions from net realized gains	—	(4.03)	—		—		(0.22)
Distributions	(0.85)	—	—		—		—

Total dividends and distributions	(0.85)	(4.04)	—	(c)	(0.03)		(0.28)

Net Asset Value, end of year	$17.13	$15.04	$18.28		$15.70		$11.59

Total Investment Return(a)	20.04%	6.64%	16.44%		35.78%		(9.38)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,126.8	$1,067.8	$922.1		$774.4		$501.1
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.03%	1.07%	1.08	%(b)	1.10	%(b)	1.10	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.03%	1.07%	1.08	%(b)	1.10	%(b)	1.10	%(b)
Net investment income	0.89%	0.64%	0.15%		0.04%		0.20%
Portfolio turnover rate	70%	59%	124%		26%		24%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b)	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c)	Less than $0.005 per share.

	AST DeAM Small-Cap Value

	Year Ended						May 1, 2002(e)
	December 31,						through
							December 31,
	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of period	$11.95	$12.85	$11.10		$7.75		$10.00

Income (Loss) From Investment Operations:
Net investment income	0.09	0.06	0.03		0.03		0.02
Net realized and unrealized gain (loss) on investments	2.20	0.06	2.31		3.33		(2.27)

Total from investment operations	2.29	0.12	2.34		3.36		(2.25)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.02)	(0.02)		(0.01)		—
Distributions from net realized gains	—	(1.00)	(0.57)		—		—
Distributions	(0.80)	—	—		—		—

Total dividends and distributions	(0.80)	(1.02)	(0.59)		(0.01)		—

Net Asset Value, end of period	$13.44	$11.95	$12.85		$11.10		$7.75

Total Investment Return(a)	19.95%	1.19%	22.11%		43.46%		(22.50)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$120.6	$108.6	$111.8		$52.0		$13.4
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.08%	1.05%	1.13	%(b)	1.15	%(b)	1.15	%(b)(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.18%	1.19%	1.28	%(b)	1.36	%(b)	1.48	%(b)(c)
Net investment income	0.76%	0.50%	0.47%		0.62%		0.43	%(c)
Portfolio turnover rate	195%	226%	215%		193%		122	%(d)

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.
(b)	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c)	Annualized.
(d)	Not annualized.
(e)	Commencement of operations.

	AST Goldman Sachs Mid-Cap Growth

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$4.62	$4.41	$3.79		$2.88		$3.97

Income (Loss) From Investment Operations:
Net investment loss	(0.03)	(0.02)	(0.02)		(0.01)		(0.02)
Net realized and unrealized gain (loss) on investments	0.32	0.23	0.64		0.92		(1.07)

Total from investment operations	0.29	0.21	0.62		0.91		(1.09)

Net Asset Value, end of year	$4.91	$4.62	$4.41		$3.79		$2.88

Total Investment Return(a)	6.28%	4.76%	16.36%		31.60%		(27.46)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$316.3	$394.8	$276.7		$160.5		$61.4
Ratios to average net assets:
Expenses After Advisory Fee Waivers	1.12%	1.12%	1.20	%(b)	1.31	%(b)	1.31	%(b)
Expenses Before Advisory Fee Waivers	1.15%	1.18%	1.32	%(b)	1.41	%(b)	1.33	%(b)
Net investment loss	(0.54)%	(0.62)%	(0.48)%		(0.54)%		(0.65)%
Portfolio turnover rate	67%	71%	54%		59%		162%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b)	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST Neuberger Berman Mid-Cap Growth

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$16.15	$14.23	$12.26		$9.39		$13.65

Income (Loss) From Investment Operations:
Net investment loss	(0.05)	(0.05)	(0.09)		(0.09)		(0.13)
Net realized and unrealized gain (loss) on investments	2.32	1.97	2.06		2.96		(4.13)

Total from investment operations	2.27	1.92	1.97		2.87		(4.26)

Net Asset Value, end of year	$18.42	$16.15	$14.23		$12.26		$9.39

Total Investment Return(a)	14.06%	13.49%	16.07%		30.56%		(31.21)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$659.0	$718.1	$400.6		$360.0		$287.5
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.01%	1.04%	1.15	%(b)	1.17	%(b)	1.16	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.04%	1.08%	1.16	%(b)	1.17	%(b)	1.16	%(b)
Net investment loss	(0.28)%	(0.58)%	(0.71)%		(0.83)%		(0.84)%
Portfolio turnover rate	33%	105%	90%		150%		104%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b)	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST Neuberger Berman Mid-Cap Value

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$20.45	$21.30	$17.80		$13.09		$15.41

Income (Loss) From Investment Operations:
Net investment income	0.13	0.10	0.03		0.02		0.03
Net realized and unrealized gain (loss) on investments	1.92	2.08	3.94		4.72		(1.56)

Total from investment operations	2.05	2.18	3.97		4.74		(1.53)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.03)	(0.02)		(0.03)		(0.08)
Distributions from net realized gains	—	(3.00)	(0.45)		—		(0.71)
Distributions	(3.13)	—	—		—		—

Total dividends and distributions	(3.13)	(3.03)	(0.47)		(0.03)		(0.79)

Net Asset Value, end of year	$19.37	$20.45	$21.30		$17.80		$13.09

Total Investment Return(a)	10.75%	12.05%	22.84%		36.32%		(10.56)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,229.5	$1,479.0	$1,309.8		$1,027.4		$761.0
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.00%	1.01%	1.09	%(b)	1.15	%(b)	1.16	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.00%	1.03%	1.10	%(b)	1.15	%(b)	1.16	%(b)
Net investment income	0.59%	0.52%	0.17%		0.15%		0.20%
Portfolio turnover rate	61%	103%	68%		70%		92%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b)	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST Mid-Cap Value

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$12.63	$12.03	$10.46		$7.77		$9.86

Income (Loss) From Investment Operations:
Net investment income	0.07	0.07	0.04		0.04		0.06
Net realized and unrealized gain (loss) on investments	1.59	0.58	1.56		2.72		(2.09)

Total from investment operations	1.66	0.65	1.60		2.76		(2.03)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.05)	(0.03)		(0.07)		(0.06)
Distributions	(2.19)	—	—		—		—

Total dividends and distributions	(2.19)	(0.05)	(0.03)		(0.07)		(0.06)

Net Asset Value, end of year	$12.10	$12.63	$12.03		$10.46		$7.77

Total Investment Return(a)	14.24%	5.43%	15.32%		35.85%		(20.71)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$151.5	$161.2	$195.4		$181.9		$113.6
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.16%	1.17%	1.21	%(b)	1.20	%(b)	1.19	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.16%	1.17%	1.21	%(b)	1.20	%(b)	1.19	%(b)
Net investment income	0.52%	0.45%	0.40%		0.41%		0.63%
Portfolio turnover rate	26%	109%	27%		30%		28%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b)	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST T. Rowe Price Large-Cap Growth

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$10.28	$8.83	$8.35		$6.75		$9.78

Income (Loss) From Investment Operations:
Net investmentincome (loss)	0.02	(0.02)	(0.01)		(0.01)		(0.03)
Net realized and unrealized gain (loss) on investments	0.56	1.47	0.49		1.61		(3.00)

Total from investment operations	0.58	1.45	0.48		1.60		(3.03)

Net Asset Value, end of year	$10.86	$10.28	$8.83		$8.35		$6.75

Total Investment Return(a)	5.64%	16.42%	5.75%		23.70%		(30.98)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,504.6	$337.5	$258.1		$237.1		$240.5
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.01%	1.06%	1.14	%(b)	1.16	%(b)	1.13	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.01%	1.11%	1.17	%(b)	1.16	%(b)	1.13	%(b)
Net investment income (loss)	0.29%	(0.32)%	(0.07)%		(0.14)%		(0.31)%
Portfolio turnover rate	35%	165%	95%		63%		59%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b)	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST MFS Growth

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$8.59	$8.08	$7.30		$5.94		$8.27

Income (Loss) From Investment Operations:
Net investment loss	—	—	—		(0.01)		(0.02)
Net realized and unrealized gain (loss) on investments	0.83	0.51	0.78		1.37		(2.31)

Total from investment operations	0.83	0.51	0.78		1.36		(2.33)

Less Dividends From Net Investment Income:	—	— (c)	—		—		—

Net Asset Value, end of year	$9.42	$8.59	$8.08		$7.30		$5.94

Total Investment Return(a)	9.66%	6.32%	10.69%		22.90%		(28.17)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$450.4	$557.4	$534.9		$593.3		$526.1
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.02%	1.05%	1.08	%(b)	1.25	%(b)	1.18	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.03%	1.08%	1.11	%(b)	1.25	%(b)	1.18	%(b)
Net investment income (loss)	0.03%	0.00%	0.01%		(0.20)%		(0.28)%
Portfolio turnover rate	210%	200%	201%		262%		198%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b)	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c)	Less than $0.005 per share.

	AST Marsico Capital Growth

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$19.08	$17.86	$15.44		$11.72		$13.88

Income (Loss) From Investment Operations:
Net investment income (loss)	0.05	0.01	—	(c)	(0.02)		(0.04)
Net realized and unrealized gain (loss) on investments	1.33	1.21	2.42		3.74		(2.12)

Total from investment operations	1.38	1.22	2.42		3.72		(2.16)

Less Distributions	(0.01)	—	—		—		—

Net Asset Value, end of year	$20.45	$19.08	$17.86		$15.44		$11.72

Total Investment Return(a)	7.24%	6.83%	15.67%		31.74%		(15.56)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,194.2	$3,296.1	$2,295.0		$1,710.6		$1,081.1
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.00%	1.00%	1.05	%(b)	1.10	%(b)	1.09	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.01%	1.03%	1.07	%(b)	1.11	%(b)	1.10	%(b)
Net investment income (loss)	0.26%	0.07%	(0.01)%		(0.21)%		(0.29)%
Portfolio turnover rate	58%	66%	72%		82%		109%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b)	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c)	Less than $0.005 per share.

	AST Goldman Sachs Concentrated Growth

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$22.22	$21.62	$20.85		$16.71		$23.97

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.01)	— (c)	0.10		(0.05)		0.06
Net realized and unrealized gain (loss) on investments	2.23	0.71	0.67		4.25		(7.18)

Total from investment operations	2.22	0.71	0.77		4.20		(7.12)

Less Dividends From Net Investment Income:	—	(0.11)	—		(0.06)		(0.14)

Net Asset Value, end of year	$24.44	$22.22	$21.62		$20.85		$16.71

Total Investment Return(a)	9.99%	3.32%	3.69%		25.25%		(29.84)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$644.7	$755.1	$968.8		$1,151.2		$1,147.6
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.92%	0.97%	1.04	%(b)	1.06	%(b)	1.06	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.03%	1.06%	1.11	%(b)	1.13	%(b)	1.09	%(b)
Net investment income (loss)	(0.04)%	(0.01)%	0.43%		(0.26)%		0.23%
Portfolio turnover rate	39%	40%	18%		21%		109%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b)	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c)	Less than $0.005 per share.

	AST DeAM Large-Cap Value

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$12.50	$11.54	$9.85		$7.85		$9.30

Income (Loss) From Investment Operations:
Net investment income	0.13	0.14	0.11		0.09		0.06
Net realized and unrealized gain (loss) on investments	2.40	0.93	1.67		1.98		(1.48)

Total from investment operations	2.53	1.07	1.78		2.07		(1.42)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.11)	(0.09)		(0.07)		(0.03)
Distributions	(1.47)	—	—		—		—

Total Dividends and distributions	(1.47)	(0.11)	(0.09)		(0.07)		(0.03)

Net Asset Value, end of year	$13.56	$12.50	$11.54		$9.85		$7.85

Total Investment Return(a)	21.73%	9.33%	18.17%		26.59%		(15.30)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$349.5	$174.1	$191.9		$133.8		$110.0
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.00%	1.01%	0.99	%(b)	0.99	%(b)	1.07	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.00%	1.07%	1.11	%(b)	1.09	%(b)	1.15	%(b)
Net investment income	1.53%	1.20%	1.24%		1.13%		0.96%
Portfolio turnover rate	167%	233%	189%		161%		202%
(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b)	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST Large-Cap Value

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$17.57	$16.66	$14.66		$12.55		$15.59

Income (Loss) From Investment Operations:
Net investment income	0.18	0.21	0.18		0.24		0.30
Net realized and unrealized gain (loss) on investments	2.99	0.85	2.05		2.18		(2.96)

Total from investment operations	3.17	1.06	2.23		2.42		(2.66)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.15)	(0.23)		(0.31)		(0.38)
Distributions	(0.58)	—	—		—		—

Total dividends and distributions	(0.58)	(0.15)	(0.23)		(0.31)		(0.38)

Net Asset Value, end of year	$20.16	$17.57	$16.66		$14.66		$12.55

Total Investment Return(a)	18.46%	6.46%	15.45%		19.94%		(17.49)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,151.3	$785.2	$636.8		$640.1		$660.5
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.86%	0.88%	0.90	%(b)	0.98	%(b)	0.95	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.86%	0.91%	0.94	%(b)	0.98	%(b)	0.95	%(b)
Net investment income	1.74%	1.41%	1.05%		1.50%		1.80%
Portfolio turnover rate	94%	92%	127%		100%		32%

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST AllianceBernstein Core Value

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$12.45	$12.25	$11.17		$8.77		$10.14

Income (Loss) From Investment Operations:
Net investment income	0.19	0.18	0.12		0.18		0.09
Net realized and unrealized gain (loss) on investments	2.32	0.47	1.38		2.28		(1.43)

Total from investment operations	2.51	0.65	1.50		2.46		(1.34)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.15)	(0.15)		(0.06)		(0.03)
Distributions from net realized gains	—	(0.30)	(0.27)		—		—
Distributions	(1.01)	—	—		—		—

Total dividends and distributions	(1.01)	(0.45)	(0.42)		(0.06)		(0.03)

Net Asset Value, end of year	$13.95	$12.45	$12.25		$11.17		$8.77

Total Investment Return(a)	21.34%	5.51%	13.92%		28.31%		(13.24)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$459.1	$290.2	$287.5		$192.5		$199.2
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.89%	0.94%	1.04	%(b)	1.14	%(b)	1.00	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.89%	0.94%	1.04	%(b)	1.14	%(b)	1.00	%(b)
Net investment income	1.80%	1.43%	1.48%		1.55%		1.63%
Portfolio turnover rate	23%	29%	33%		90%		28%

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST AllianceBernstein Managed Index 500

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$12.23	$11.97	$10.98		$8.75		$11.14

Income (Loss) From Investment Operations:
Net investment income	0.18	0.12	0.15		0.11		0.11
Net realized and unrealized gain (loss) on investments	1.35	0.29	0.94		2.24		(2.39)

Total from investment operations	1.53	0.41	1.09		2.35		(2.28)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.15)	(0.10)		(0.12)		(0.11)
Distributions	(0.13)	—	—		—		—

Total dividends and distributions	(0.13)	(0.15)	(0.10)		(0.12)		(0.11)

Net Asset Value, end of year	$13.63	$12.23	$11.97		$10.98		$8.75

Total Investment Return(a)	12.60%	3.54%	9.98%		27.32%		(20.64)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$458.2	$512.6	$561.7		$541.5		$441.2
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.74%	0.77%	0.81	%(b)	0.84	%(b)	0.84	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.74%	0.77%	0.81	%(b)	0.84	%(b)	0.84	%(b)
Net investment income	1.24%	1.00%	1.27%		1.03%		1.04%
Portfolio turnover rate	32%	25%	41%		45%		36%

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST American Century Income & Growth

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$13.68	$13.30	$11.95		$9.41		$11.84

Income (Loss) From Investment Operations:
Net investment income	0.26	0.25	0.21		0.15		0.12
Net realized and unrealized gain (loss) on investments	2.02	0.35	1.28		2.51		(2.45)

Total from investment operations	2.28	0.60	1.49		2.66		(2.33)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.22)	(0.14)		(0.12)		(0.10)
Distributions	(0.25)	—	—		—		—

Total dividends and distributions	(0.25)	(0.22)	(0.14)		(0.12)		(0.10)

Net Asset Value, end of year	$15.71	$13.68	$13.30		$11.95		$9.41

Total Investment Return(a)	16.86%	4.63%	12.59%		28.78%		(19.81)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$385.0	$393.3	$453.9		$305.8		$259.1
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.90%	0.93%	0.99	%(b)	0.99	%(b)	0.98	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.90%	0.93%	0.99	%(b)	0.99	%(b)	0.98	%(b)
Net investment income	1.61%	1.64%	1.86%		1.46%		1.04%
Portfolio turnover rate	63%	70%	99%		81%		83%

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST AllianceBernstein Growth & Income

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$20.21	$19.52	$17.71		$13.57		$18.70

Income (Loss) From Investment Operations:
Net investment income	0.27	0.19	0.24		0.14		0.18
Net realized and unrealized gain (loss) on investments	3.22	0.73	1.70		4.19		(4.35)

Total from investment operations	3.49	0.92	1.94		4.33		(4.17)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.23)	(0.13)		(0.19)		(0.13)
Distributions from net realized gains	—	—	—		—		(0.83)
Distributions	(0.20)	—	—		—		—

Total dividends and distributions	(0.20)	(0.23)	(0.13)		(0.19)		(0.96)

Net Asset Value, end of year	$23.50	$20.21	$19.52		$17.71		$13.57

Total Investment Return(a)	17.27%	4.77%	11.01%		32.43%		(23.28)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,005.9	$2,802.7	$2,152.2		$1,836.5		$1,169.7
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.84%	0.85%	0.90	%(b)	0.97	%(b)	0.96	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.86%	0.88%	0.93	%(b)	0.99	%(b)	0.98	%(b)
Net investment income	1.22%	1.09%	1.36%		1.01%		0.99%
Portfolio turnover rate	63%	70%	50%		62%		79%

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST Cohen & Steers Realty

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$17.78	$17.17	$12.91		$10.05		$10.11

Income (Loss) From Investment Operations:
Net investment income	0.48	0.59	0.41		0.49		0.49
Net realized and unrealized gain (loss) on investments	5.54	1.58	4.36		3.02		(0.22)

Total from investment operations	6.02	2.17	4.77		3.51		0.27

Less Dividends and Distributions:
Dividends from net investment income	—	(0.26)	(0.32)		(0.41)		(0.33)
Distributions from net realized gains	—	(1.30)	(0.19)		(0.24)		—
Distributions	(2.94)	—	—		—		—

Total dividends and distributions	(2.94)	(1.56)	(0.51)		(0.65)		(0.33)

Net Asset Value, end of year	$20.86	$17.78	$17.17		$12.91		$10.05

Total Investment Return(a)	36.73%	14.82%	37.95%		37.43%		2.65%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$563.0	$410.3	$423.5		$289.5		$177.5
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.13%	1.09%	1.12	%(b)	1.24	%(b)	1.26	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.13%	1.18%	1.23	%(b)	1.24	%(b)	1.26	%(b)
Net investment income	2.73%	3.27%	3.49%		5.43%		5.11%
Portfolio turnover rate	36%	32%	32%		34%		60%

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST T. Rowe Price Natural Resources

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$27.55	$22.63	$17.45		$13.56		$15.12

Income (Loss) From Investment Operations:
Net investment income	0.25	0.12	0.10		0.12		0.07
Net realized and unrealized gain (loss) on investments	3.92	6.58	5.28		4.25		(0.85)

Total from investment operations	4.17	6.70	5.38		4.37		(0.78)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.06)	(0.20)		(0.20)		(0.24)
Distributions from net realized gains	—	(1.72)	—		(0.28)		(0.54)
Distributions	(2.34)	—	—		—		—

Total dividends and distributions	(2.34)	(1.78)	(0.20)		(0.48)		(0.78)

Net Asset Value, end of year	$29.38	$27.55	$22.63		$17.45		$13.56

Total Investment Return(a)	15.87%	31.40%	31.19%		33.52%		(5.53)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$590.6	$418.4	$238.1		$170.9		$122.7
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.03%	1.08%	1.17	%(b)	1.17	%(b)	1.16	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.03%	1.08%	1.17	%(b)	1.17	%(b)	1.16	%(b)
Net investment income	0.95%	0.59%	0.49%		0.77%		0.54%
Portfolio turnover rate	28%	47%	63%		43%		56%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.
(b)	Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST American Century Strategic Balanced

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$14.29	$13.89	$12.92		$11.14		$12.62

Income (Loss) From Investment Operations:
Net investment income	0.32	0.26	0.21		0.18		0.26
Net realized and unrealized gain (loss) on investments	1.02	0.37	0.94		1.87		(1.47)

Total from investment operations	1.34	0.63	1.15		2.05		(1.21)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.23)	(0.18)		(0.27)		(0.27)
Distributions	(0.62)	—	—		—		—

Total dividends and distributions	(0.62)	(0.23)	(0.18)		(0.27)		(0.27)

Net Asset Value, end of year	$15.01	$14.29	$13.89		$12.92		$11.14

Total Investment Return(a)	9.67%	4.61%	8.99%		18.87%		(9.74)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$175.3	$205.4	$233.7		$235.8		$179.4
Ratios to average net assets:
Expenses After Advisory Fee Waivers	1.04%	1.05%	1.09	%(b)	1.11	%(b)	1.10	%(b)
Expenses Before Advisory Fee Waivers	1.06%	1.08%	1.12	%(b)	1.11	%(b)	1.10	%(b)
Net investment income	1.92%	1.70%	1.56%		1.57%		2.16%
Portfolio turnover rate	178%	204%	218%		145%		126%

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST Advanced Strategies

	March 20, 2006(d)
	through
	December 31,
	2006(e)

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.09
Net realized and unrealized gain on investments	0.71

Total from investment operations	0.80

Net Asset Value, end of period	$10.80

Total Investment Return(a)	8.00%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$651.2
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.09	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.09	%(c)
Net investment income	2.39	%(c)
Portfolio turnover rate	212	%(b)

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.

(b)	Not annualized.
(c)	Annualized.
(d)	Commencement of operations.

	AST T. Rowe Price Asset Allocation

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$17.12	$16.81	$15.36		$12.74		$15.05

Income (Loss) From Investment Operations:
Net investment income	0.34	0.30	0.29		0.24		0.34
Net realized and unrealized gain (loss) on investments	1.68	0.45	1.40		2.73		(1.76)

Total from investment operations	2.02	0.75	1.69		2.97		(1.42)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.31)	(0.24)		(0.35)		(0.39)
Distributions from net realized gains	—	(0.13)	—		—		(0.50)
Distributions	(1.50)	—	—		—		—

Total dividends and distributions	(1.50)	(0.44)	(0.24)		(0.35)		(0.89)

Net Asset Value, end of year	$17.64	$17.12	$16.81		$15.36		$12.74

Total Investment Return(a)	12.49%	4.68%	11.17%		24.02%		(9.89)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$473.1	$431.1	$430.7		$360.2		$269.1
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.99%	1.04%	1.07	%(b)	1.12	%(b)	1.11	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.99%	1.08%	1.12	%(b)	1.12	%(b)	1.11	%(b)
Net investment income	2.15%	1.77%	1.93%		1.84%		2.37%
Portfolio turnover rate	62%	65%	83%		94%		107%

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST Global Allocation

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$12.56	$12.16	$11.07		$9.38		$11.46

Income (Loss) From Investment Operations:
Net investment income	0.25	0.24	0.28		0.12		0.11
Net realized and unrealized gain (loss) on investments	1.09	0.56	0.94		1.69		(1.84)

Total from investment operations	1.34	0.80	1.22		1.81		(1.73)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.40)	(0.13)		(0.12)		(0.35)
Distributions	(0.33)	—	—		—		—

Total dividends and distributions	(0.33)	(0.40)	(0.13)		(0.12)		(0.35)

Net Asset Value, end of year	$13.57	$12.56	$12.16		$11.07		$9.38

Total Investment Return(a)	11.14%	6.94%	11.09%		19.53%		(15.43)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$186.2	$202.2	$231.7		$264.8		$284.4
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.19%	0.16%	0.14	%(b)	0.14	%(b)	0.47	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.19%	0.16%	0.14	%(b)	0.14	%(b)	0.47	%(b)
Net investment income	1.70%	1.72%	2.12%		1.08%		0.91%
Portfolio turnover rate	27%	81%	93%		18%		160%

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST First Trust Balanced Target

	March 20, 2006(d)
	through
	December 31,
	2006(e)

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.23
Net realized and unrealized gain on investments	0.49

Total from investment operations	0.72

Net Asset Value, end of period	$10.72

Total Investment Return(a)	7.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$525.3
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.06	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.06	%(c)
Net investment income	2.87	%(c)
Portfolio turnover rate	5	%(b)

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.

(b)	Not annualized.
(c)	Annualized.
(d)	Commencement of operations.
(e)	Calculated based on weighted average shares outstanding during the period.

	AST First Trust Capital Appreciation Target

	March 20, 2006(d)
	through
	December 31,
	2006

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.06
Net realized and unrealized gain on investments	0.56

Total from investment operations	0.62

Net Asset Value, end of period	$10.62

Total Investment Return(a)	6.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$577.9
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.04	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.04	%(c)
Net investment income	1.71	%(c)
Portfolio turnover rate	6	%(b)

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.

(b)	Not annualized.
(c)	Annualized.
(d)	Commencement of operations.

	AST Aggressive Asset Allocation

	Year	December 5, 2005(e)
	Ended	through
	December 31,	December 31,
	2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.01	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.02	—	(d)
Net realized and unrealized gain on investments	1.52	0.01

Total from investment operations	1.54	0.01

Net Asset Value, end of period	$11.55	$10.01

Total Investment Return(a)	15.38%	0.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$378.1	$36.4
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.20%	0.20	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.20%	2.41	%(c)
Net investment income (loss)	0.33%	(0.20	)%(c)
Portfolio turnover rate	35%	3	%(b)

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, reflecting adjustments to conform to generally accepted accounting principles, and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.

(b)	Not annualized.
(c)	Annualized.
(d)	Less than $0.005.
(e)	Commencement of operations.

	AST Capital Growth Asset Allocation

	Year	December 5, 2005(e)
	Ended	through
	December 31,	December 31,
	2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.02	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.04	—	(d)
Net realized and unrealized gain on investments	1.30	0.02

Total from investment operations	1.34	0.02

Net Asset Value, end of period	$11.36	$10.02

Total Investment Return(a)	13.37%	0.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3,805.6	$245.9
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.17%	0.20	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.17%	0.54	%(c)
Net investment income (loss)	0.57%	(0.20	)%(b)
Portfolio turnover rate	21%	1	%(b)

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, reflecting adjustments to conform to generally accepted accounting principles, and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.

(b)	Not annualized.
(c)	Annualized.
(d)	Less than $0.005.
(e)	Commencement of operations.

	AST Balanced Asset Allocation

	Year	December 5, 2005(e)
	Ended	through
	December 31,	December 31,
	2006(f)	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.04	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.09	—	(d)
Net realized and unrealized gain on investments	1.05	0.04

Total from investment operations	1.14	0.04

Net Asset Value, end of period	$11.18	$10.04

Total Investment Return(a)	11.35%	0.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3,005.3	$216.3
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.17%	0.20	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.17%	0.58	%(c)
Net investment income (loss)	0.85%	(0.20	)%(c)
Portfolio turnover rate	22%	2	%(b)

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, reflecting adjustments to conform to generally accepted accounting principles, and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.

(b)	Not annualized.
(c)	Annualized.
(d)	Less than $0.005.
(e)	Commencement of operations.
(f)	Calculated based on weighted average shares outstanding during the period.

	AST Conservative Asset Allocation

	Year	December 5, 2005(e)
	Ended	through
	December 31,	December 31,
	2006(f)	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.04	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.09	—	(d)
Net realized and unrealized gain on investments	0.95	0.04

Total from investment operations	1.04	0.04

Net Asset Value, end of period	$11.08	$10.04

Total Investment Return(a)	10.36%	0.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$785.2	$51.7
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.19%	0.20	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.19%	2.02	%(c)
Net investment income (loss)	0.90%	(0.20	)%(c)
Portfolio turnover rate	32%	2	%(b)

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, reflecting adjustments to conform to generally accepted accounting principles, and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.

(b)	Not annualized.
(c)	Annualized.
(d)	Less than $0.005.
(e)	Commencement of operations.
(f)	Calculated based on weighted average shares outstanding during the period.

	AST Preservation Asset Allocation

	Year	December 5, 2005(e)
	Ended	through
	December 31,	December 31,
	2006(f)	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.06	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.10	—	(d)
Net realized and unrealized gain (loss) on investments	0.68	0.06

Total from investment operations	0.78	0.06

Net Asset Value, end of period	$10.84	$10.06

Total Investment Return(a)	7.75%	0.60%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$309.4	$13.7
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.20%	0.20	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.23%	6.28	%(c)
Net investment income (loss)	0.92%	(0.19	)%(c)
Portfolio turnover rate	70%	6	%(b)

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, reflecting adjustments to conform to generally accepted accounting principles, and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.

(b)	Not annualized.
(c)	Annualized.
(d)	Less than $0.005.
(e)	Commencement of operations.
(f)	Calculated based on weighted average shares outstanding during the period.

	AST T. Rowe Price Global Bond

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$11.18	$12.16	$12.10		$11.10		$9.65

Income (Loss) From Investment Operations:
Net investment income	0.41	0.28	0.17		0.27		0.05
Net realized and unrealized gain (loss) on investments	0.27	(0.81)	0.81		1.12		1.40

Total from investment operations	0.68	(0.53)	0.98		1.39		1.45

Less Dividends and Distributions:
Dividends from net investment income	—	(0.43)	(0.72)		(0.37)		—
Distributions from net realized gains	—	(0.02)	(0.20)		(0.02)		—
Distributions	(0.29)	—	—		—		—

Total dividends and distributions	(0.29)	(0.45)	(0.92)		(0.39)		—

Net Asset Value, end of year	$11.57	$11.18	$12.16		$12.10		$11.10

Total Investment Return(a)	6.27%	(4.49)%	8.64%		12.86%		15.03%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$507.7	$539.6	$362.0		$229.6		$209.6
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.96%	1.01%	1.07	%(b)	1.06	%(b)	1.06	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.96%	1.01%	1.07	%(b)	1.06	%(b)	1.06	%(b)
Net investment income	3.64%	2.87%	2.58%		2.57%		3.13%
Portfolio turnover rate	131%	109%	111%		196%		323%

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST High Yield

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$8.29	$8.95	$8.77		$7.89		$8.86

Income (Loss) From Investment Operations:
Net investment income	0.53	0.83	0.70		0.62		0.69
Net realized and unrealized gain (loss) on investments	0.28	(0.74)	0.19		0.95		(0.70)

Total from investment operations	0.81	0.09	0.89		1.57		(0.01)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.75)	(0.71)		(0.69)		(0.96)
Distributions	(0.69)	—	—		—		—

Total dividends and distributions	(0.69)	(0.75)	(0.71)		(0.69)		(0.96)

Net Asset Value, end of year	$8.41	$8.29	$8.95		$8.77		$7.89

Total Investment Return(a)	10.35%	1.12%	11.08%		21.59%		0.04%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$648.1	$611.2	$804.6		$868.5		$576.4
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.89%	0.93%	0.93	%(b)	0.93	%(b)	0.94	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.90%	0.94%	0.93	%(b)	0.93	%(b)	0.94	%(b)
Net investment income	6.94%	7.32%	7.15%		7.56%		9.02%
Portfolio turnover rate	131%	52%	66%		65%		41%

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST Lord Abbett Bond-Debenture

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$11.33	$11.83	$11.44		$10.07		$10.45

Income (Loss) From Investment Operations:
Net investment income	0.71	0.43	0.53		0.44		0.42
Net realized and unrealized gain (loss) on investments	0.35	(0.31)	0.29		1.37		(0.39)

Total from investment operations	1.06	0.12	0.82		1.81		0.03

Less Dividends and Distributions:
Dividends from net investment income	—	(0.49)	(0.39)		(0.44)		(0.41)
Distributions from net realized gains	—	(0.13)	(0.04)		—		—
Distributions	(0.72)	—	—		—		—

Total dividends and distributions	(0.72)	(0.62)	(0.43)		(0.44)		(0.41)

Net Asset Value, end of year	$11.67	$11.33	$11.83		$11.44		$10.07

Total Investment Return(a)	9.80%	1.16%	7.42%		18.74%		0.41%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$594.7	$668.5	$431.5		$346.4		$164.9
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.89%	0.91%	0.97	%(b)	1.04	%(b)	1.04	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.94%	0.97%	1.02	%(b)	1.04	%(b)	1.04	%(b)
Net investment income	5.52%	5.10%	5.15%		6.31%		7.16%
Portfolio turnover rate	43%	46%	49%		84%		43%

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST PIMCO Total Return Bond

	Year Ended
	December 31,

	2006		2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$11.45		$12.01	$11.99		$12.24		$11.93

Income (Loss) From Investment Operations:
Net investment income	0.28		0.52	0.23		0.35		0.39
Net realized and unrealized gain (loss) on investments	0.11		(0.23)	0.36		0.27		0.66

Total from investment operations	0.39		0.29	0.59		0.62		1.05

Less Dividends and Distributions:
Dividends from net investment income	—		(0.45)	(0.48)		(0.43)		(0.52)
Distributions from net realized gains	—		(0.40)	(0.09)		(0.44)		(0.22)
Distributions	(0.41)		—	—		—		—

Total dividends and distributions	(0.41)		(0.85)	(0.57)		(0.87)		(0.74)

Net Asset Value, end of year	$11.43		$11.45	$12.01		$11.99		$12.24

Total Investment Return(a)	3.74%		2.50%	4.96%		5.32%		9.22%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,347.2		$1,790.7	$2,318.2		$2,107.9		$2,255.0
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.77	%(c)	0.79%	0.78	%(b)	0.78	%(b)	0.78	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.77	%(c)	0.80%	0.81	%(b)	0.80	%(b)	0.80	%(b)
Net investment income	4.30%		3.62%	2.08%		2.85%		3.90%
Portfolio turnover rate	238%		238%	253%		222%		229%

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)
The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with inverse floater securities. The total expense ratio excluding interest and fees expense is 0.76%.

	AST PIMCO Limited Maturity Bond

	Year Ended
	December 31,

	2006	2005	2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$11.10	$11.12	$11.37		$11.36		$11.30

Income (Loss) From Investment Operations:
Net investment income	0.52	0.27	0.17		0.22		0.24
Net realized and unrealized gain (loss) on investments	(0.11)	(0.09)	0.06		0.14		0.43

Total from investment operations	0.41	0.18	0.23		0.36		0.67

Less Dividends and Distributions:
Dividends from net investment income	—	(0.14)	(0.35)		(0.22)		(0.47)
Distributions from net realized gains	—	(0.06)	(0.13)		(0.13)		(0.14)
Distributions	(0.33)	—	—		—		—

Total dividends and distributions	(0.33)	(0.20)	(0.48)		(0.35)		(0.61)

Net Asset Value, end of year	$11.18	$11.10	$11.12		$11.37		$11.36

Total Investment Return(a)	3.82%	1.63%	2.07%		3.28%		6.21%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,366.9	$1,683.2	$1,232.8		$1,005.9		$1,058.8
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.76%	0.76%	0.79	%(b)	0.82	%(b)	0.83	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.77%	0.80%	0.82	%(b)	0.82	%(b)	0.83	%(b)
Net investment income	4.04%	2.86%	1.65%		1.74%		2.87%
Portfolio turnover rate	140%	153%	103%		208%		271%

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST Money Market

	Year Ended
	December 31,

	2006	2005		2004		2003		2002

Per Share Operating Performance:
Net Asset Value, beginning of year	$1.00	$1.00		$1.00		$1.00		$1.00

Net Investment Income:	0.04	—	(c)	0.01		—	(c)	0.01

Less Dividends and Distributions:
Dividends from net investment income	—	—	(c)	(0.01)		—	(c)	(0.01)
Distributions from net realized gains	—	—	(c)	—		—	(c)	—	(c)
Distributions	(0.04)	—		—		—		—

Total dividends and distributions	(0.04)	—	(c)	(0.01)		—	(c)	(0.01)

Net Asset Value, end of year	$1.00	$1.00		$1.00		$1.00		$1.00

Total Investment Return(a)	4.57%	2.73%		0.84%		0.63%		1.29%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,692.1	$1,639.6		$1,359.2		$1,762.1		$2,744.7
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.57%	0.58%		0.58	%(b)	0.59	%(b)	0.58	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.61%	0.63%		0.63	%(b)	0.64	%(b)	0.63	%(b)
Net investment income	4.53%	2.69%		0.81%		0.63%		1.27%

(a)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)	Less than $0.005 per share.

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to Advanced Series Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.

Investment Company File Act No. 811-05186

ASTFUNDPROS
ADVANCED SERIES TRUST

(formerly, American Skandia Trust)

May 1, 2007	STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (SAI) of Advanced Series Trust (the "Fund") is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated May 1, 2007 and can be obtained, without charge, by calling (800) 778-2255 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. The Fund's Prospectus is incorporated by reference into this SAI, and this SAI has been incorporated by reference into the Fund's Prospectus. The Fund's audited financial statements are incorporated into this SAI by reference to the Fund's 2006 Annual Report (File No. 811-5186). You may request a copy of the Annual Report at no charge by calling the telephone number or writing to the address indicated above.

AST SAI 2007

Table of Contents

3	PART I
3	INTRODUCTION
3	FUND PORTFOLIOS, INVESTMENT POLICIES & STRATEGIES
12	FUNDAMENTAL INVESTMENT RESTRICTIONS
26	NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
39	INFORMATION ABOUT TRUSTEES AND OFFICERS
43	MANAGEMENT & ADVISORY ARRANGEMENTS
86	OTHER SERVICE PROVIDERS
87	INFORMATION ON DISTRIBUTION ARRANGEMENTS
89	PORTFOLIO TRANSACTIONS AND BROKERAGE
99	ADDITIONAL INFORMATION
101	PRINCIPAL SHAREHOLDERS
101	FINANCIAL STATEMENTS
102	PART II
102	INVESTMENT RISKS AND CONSIDERATIONS
124	NET ASSET VALUES
126	TAXATION
126	DISCLOSURE OF PORTFOLIO HOLDINGS
128	PROXY VOTING
128	CODES OF ETHICS
129	LICENSES AND MISCELLANEOUS INFORMATION
131	APPENDIX I: DESCRIPTION OF BOND RATINGS
135	APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISERS

PART I

INTRODUCTION

This SAI sets forth information about Advanced Series Trust (the Fund). Part I provides additional information about the Fund's Board of Trustees, certain investments and investment strategies which may be used by the Fund's Portfolios, the advisory services provided to and the management fees paid by the Fund, and information about other fees paid by and services provided to the Fund. Part II provides explanations of various investments and strategies that may be used by certain of the Fund's Portfolios, and should be read in conjunction with Part I.

FUND PORTFOLIOS, INVESTMENT POLICIES & STRATEGIES

The Fund is an open-end management investment company (commonly known as a mutual fund) that is intended to provide a range of investment alternatives through its separate Portfolios, each of which is, for investment purposes, in effect a separate fund (the Portfolios). The Portfolios currently offered by the Fund are set forth in the table below:

Portfolios Offered by Advanced Series Trust
AST Advanced Strategies Portfolio	AST MFS Growth Portfolio
AST AllianceBernstein Core Value Portfolio	AST Marsico Capital Growth Portfolio
AST AllianceBernstein Growth & Income Portfolio	AST Mid-Cap Value Portfolio
AST AllianceBernstein Managed Index 500 Portfolio	AST Money Market Portfolio
AST American Century Income & Growth Portfolio	AST Neuberger Berman Mid-Cap Growth Portfolio
AST American Century Strategic Allocation Portfolio	AST Neuberger Berman Mid-Cap Value Portfolio
AST Cohen & Steers Realty Portfolio	AST Neuberger Berman Small-Cap Growth Portfolio
AST DeAM Large-Cap Value Portfolio	AST PIMCO Total Return Bond Portfolio
AST DeAM Small-Cap Value Portfolio	AST PIMCO Limited Maturity Bond Portfolio
AST Federated Aggressive Growth Portfolio	AST Small-Cap Growth Portfolio
AST First Trust Balanced Target Portfolio	AST Small-Cap Value Portfolio
AST First Trust Capital Appreciation Target Portfolio	AST T. Rowe Price Asset Allocation Portfolio
AST Goldman Sachs Concentrated Growth Portfolio	AST T. Rowe Price Global Bond Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio
AST Goldman Sachs Small-Cap Value Portfolio	AST T. Rowe Price Natural Resources Portfolio
AST High Yield Portfolio	AST UBS Dynamic Alpha Portfolio
AST International Growth Portfolio	AST Aggressive Growth Asset Allocation Portfolio
AST International Value Portfolio	AST Capital Growth Asset Allocation Portfolio
AST JP Morgan International Equity Portfolio	AST Balanced Asset Allocation Portfolio
AST Large-Cap Value Portfolio	AST Conservative Asset Allocation Portfolio
AST Lord Abbett Bond-Debenture Portfolio	AST Preservation Asset Allocation Portfolio
AST MFS Global Equity Portfolio

Notes to Portfolio Table Prior to November 13, 2006, the AST International Value Portfolio and the AST International Growth Portfolio were known as the AST LSV International Value Portfolio and the AST William Blair International Growth Portfolio, respectively. Prior to May 1, 2007, the AST Neuberger Berman Small-Cap Growth Portfolio was known as the AST DeAM Small-Cap Growth Portfolio. Prior to May 1, 2007, the AST UBS Dynamic Alpha Portfolio was known as the AST Global Allocation Portfolio. Prior to May 1, 2007, the AST American Century Strategic Allocation Portfolio was known as the AST American Century Strategic Balanced Portfolio.

The Fund offers one class of shares of each Portfolio. Shares of the Fund are or may be sold to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey and American Skandia Life Assurance Company (collectively, Prudential Insurance) as investment options under variable life insurance and variable annuity contracts. In addition, shares of the Portfolios may be offered to separate accounts of non-Prudential insurance companies for the same types of contracts (collectively, with the Prudential Insurance contracts, the Contracts). These separate accounts invest in shares of the Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Fund to the extent necessary to provide benefits under the Contracts or for such other purposes as may be consistent with the Contracts.

Not every Portfolio is available under each Contract. The prospectus for each Contract lists the Portfolios currently available under that particular Contract.

In order to sell shares to both Prudential and non-Prudential insurance companies, the Fund has obtained an exemptive order (the Order) from the United States Securities and Exchange Commission (SEC). The Fund and its Portfolios are managed in compliance with the terms and conditions of that Order.

The Portfolios are managed by Prudential Investments and AST Investment Services, Inc. (collectively referred to as PI, or the Manager) as discussed in the Fund's Prospectus. Each of the Portfolios has a different investment objective. For this reason, each Portfolio will have different investment results and be subject to different financial and market risks. As discussed in the Prospectus, several of the Portfolios may invest in money market instruments and comparable securities as part of assuming a temporary defensive position. The investment objectives of each Portfolio are discussed in the Prospectus.

The following table identifies certain types of investments and strategies that each Portfolio may use. The "Investment Risks and Considerations" Section in Part II of the SAI includes explanations of these investments and investment strategies, as well as the risks and considerations associated with these investments and investment strategies. The categories checked in the table do not represent an exclusive list of the investments and investment strategies that each Portfolio may use. Each Portfolio also may invest from time to time in certain types of investments and investment strategies that are either not listed below or are not identified below as relating to the Portfolio.

Portfolio Investments and Strategies
	Advanced Strategies	AllianceBernstein Core Value	AllianceBernstein Growth & Income	AllianceBernstein Managed Index 500	American Century Income & Growth	American Century Strategic Allocation	Cohen & Steers Realty	DeAM Large Cap Value	DeAM Small Cap Value	Federated Aggressive Growth	First Trust Balanced Target	First Trust Capital Appreciation Target
Asset-Backed Securities	x					x		x	x		x	x
Asset-Based Securities	x
Precious Metal-Related Securities	x
Borrowing and Leverage	x				x	x
Convertible Securities	x		x	x	x	x				x	x	x
Corporate Loans	x					x		x
Debt Securities	x				x	x				x	x	x
Depositary Receipts	x	x			x	x				x	x	x
Derivatives	x	x	x	x	x	x		x		x	x	x
Hedging	x	x			x	x				x	x	x
Indexed & Inverse Securities	x				x	x		x	x
Swap Agreements	x				x	x				x	x	x
Credit Default Swap Agreements	x				x	x				x	x	x
Credit-Linked Securities	x					x					x	x
Total Return Swap Agreements	x				x	x				x	x	x
Options on Securities & Securities Indices	x	x		x	x	x	x	x	x	x	x	x
Call Options	x	x	x		x	x	x	x	x	x	x	x
Put Options	x	x			x	x	x	x	x	x	x	x
Types of Options	x			x	x	x	x	x	x	x	x	x
Futures	x	x	x	x	x	x	x	x	x	x	x	x
Foreign Exchange Transactions	x				x	x	x			x
Forward Foreign Exchange Transactions	x				x	x	x				x	x
Currency Futures	x					x	x			x
Currency Options	x					x	x			x
Limitations on Currency Hedging	x				x	x	x
Risk Factors in Hedging Foreign Currency Risks	x				x	x	x					x
Risk Factors in Derivatives	x	x	x		x	x	x	x	x	x	x	x
Credit Risk	x	x	x		x	x	x	x	x		x	x
Currency Risk	x	x	x		x	x	x	x	x	x	x	x
Leverage Risk	x	x	x		x	x	x	x	x	x	x	x
Liquidity Risk	x	x	x		x	x	x	x	x	x	x	x
Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives	x					x		x	x	x
Distressed Securities	x					x
Foreign Investment Risk	x	x	x		x	x				x	x	x
Foreign Market Risk and Economy Risk	x	x	x		x	x				x	x	x
Currency Risk and Exchange Risk	x	x	x		x	x				x	x	x
Governmental Supervison and Regulation/Accounting Standards	x	x	x		x	x				x	x	x
Certain Risks of Holding Fund Assets Outside the United States	x	x	x		x	x				x	x	x
Settlement Risk	x	x	x		x	x					x	x
Illiquid or Restricted Securities	x	x	x	x	x	x	x	x	x	x	x	x
Initial Public Offerings	x	x			x	x				x
Investment in Other Investment Companies	x	x	x	x	x	x	x	x	x	x	x	x
Exchange-Traded Funds	x	x			x	x				x	x	x
Investment in Emerging Markets	x					x				x	x	x
Restrictions on Certain Investments	x					x
Risks of Investing in Asia-Pacific Countries	x					x				x	x	x
Risks of Investments in Russia	x					x
Junk Bonds	x					x					x	x
Money Market Instruments	x	x	x	x	x	x				x	x	x
Mortgage-Backed Securities	x					x		x	x	x	x	x
Municipal Securities	x					x					x	x
Real Estate-Related Securities	x				x	x				x	x	x
Real Estate Investment Trusts (REITs)	x	x			x	x	x			x	x	x
Repurchase Agreements	x				x	x				x	x	x
Reverse Repurchase Agreements and Dollar Rolls	x					x
Securities Lending	x	x	x	x	x	x	x	x	x	x	x	x
Securities of Smaller or Emerging Growth Companies	x				x	x				x	x	x
Short Sales and Short Sales Against-the-Box	x				x	x	x			x
Sovereign Debt	x					x					x	x
Standby Commitment Agreements	x					x					x	x
Stripped Securities	x					x					x	x
Structured Notes	x					x					x	x
Supranational Entities	x					x				x	x	x
Temporary Defensive Strategy & Short-Term Investments	x	x	x		x	x				x	x	x
U.S. Government Securities	x	x		x	x	x				x	x	x
Warrants and Rights	x	x		x		x				x	x	x
When Issued Securities, Delayed Delivery Securities and Forward Commitments	x				x	x				x	x	x
Zero Coupon Bonds	x					x					x	x

Portfolio Investments and Strategies
	Goldman Sachs Concentrated Growth	Goldman Sachs Mid-Cap Growth	Goldman Sachs Small-Cap Value	High Yield	Intl Growth	Intl Value	JPMorgan Intl Equity	Large-Cap Value	Lord-Abbett Bond Debenture	MFS Global Equity	MFS Growth	Marsico Capital Growth	Mid-Cap Value
Asset-Backed Securities				x					x
Asset-Based Securities				x
Precious Metal-Related Securities				x
Borrowing and Leverage				x	x		x	x	x				x
Convertible Securities				x	x	x		x	x				x
Corporate Loans	x			x					x
Debt Securities			x	x	x				x		x	x
Depositary Receipts		x		x	x		x	x	x	x	x	x
Derivatives	x	x		x	x				x		x	x	x
Hedging			x	x	x				x
Indexed & Inverse Securities	x	x		x					x
Swap Agreements	x	x		x					x			x
Credit Default Swap Agreements				x					x
Credit-Linked Securities				x
Total Return Swap Agreements				x
Options on Securities & Securities Indices		x	x	x			x	x	x		x	x	x
Call Options	x	x	x	x		x	x		x	x	x	x	x
Put Options	x	x	x	x		x	x		x	x	x	x	x
Types of Options	x	x	x	x		x	x		x	x	x	x	x
Futures	x	x		x		x	x		x	x	x	x	x
Foreign Exchange Transactions			x	x			x		x		x	x
Forward Foreign Exchange Transactions		x		x	x				x		x	x
Currency Futures		x	x	x			x		x		x	x
Currency Options		x	x	x		x	x		x	x	x	x
Limitations on Currency Hedging				x
Risk Factors in Hedging Foreign Currency Risks			x	x			x		x	x	x	x
Risk Factors in Derivatives	x	x	x	x		x	x		x	x	x	x	x
Credit Risk	x	x	x	x		x	x		x	x	x	x	x
Currency Risk	x	x	x	x	x	x	x		x	x	x	x	x
Leverage Risk	x	x	x	x		x	x		x	x	x	x	x
Liquidity Risk	x	x	x	x	x	x	x		x	x	x	x	x
Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives	x	x		x			x		x
Distressed Securities		x		x									x
Foreign Investment Risk		x		x	x	x	x	x	x	x	x	x
Foreign Market Risk and Economy Risk		x		x	x	x	x	x	x	x	x	x
Currency Risk and Exchange Risk		x		x	x	x	x	x	x	x	x	x
Governmental Supervison and Regulation/Accounting Standards		x		x	x	x	x	x	x	x	x	x
Certain Risks of Holding Fund Assets Outside the United States		x		x	x	x	x	x	x	x	x	x
Settlement Risk		x		x	x	x	x	x		x	x	x
Illiquid or Restricted Securities	x	x	x	x	x	x	x	x	x	x	x	x	x
Initial Public Offerings					x			x
Investment in Other Investment Companies	x	x	x	x	x	x	x	x	x	x	x	x	x
Exchange-Traded Funds				x					x
Investment in Emerging Markets				x			x		x	x	x	x
Restrictions on Certain Investments				x					x
Risks of Investing in Asia-Pacific Countries				x	x
Risks of Investments in Russia				x
Junk Bonds	x	x	x	x		x			x			x	x
Money Market Instruments				x	x				x	x	x
Mortgage-Backed Securities				x					x
Municipal Securities		x		x
Real Estate-Related Securities				x					x
Real Estate Investment Trusts (REITs)			x	x			x	x	x
Repurchase Agreements				x			x		x
Reverse Repurchase Agreements and Dollar Rolls	x	x		x			x		x			x
Securities Lending	x	x	x	x		x	x	x	x	x	x	x	x
Securities of Smaller or Emerging Growth Companies				x									x
Short Sales and Short Sales Against-the-Box			x	x			x	x	x		x		x
Sovereign Debt				x	x
Standby Commitment Agreements				x
Stripped Securities				x					x
Structured Notes				x					x
Supranational Entities				x								x
Temporary Defensive Strategy & Short-Term Investments				x	x	x		x	x	x	x
U.S. Government Securities				x	x				x
Warrants and Rights				x	x				x	x		x	x
When Issued Securities, Delayed Delivery Securities and Forward Commitments				x			x	x	x	x	x		x
Zero Coupon Bonds		x		x					x			x

Portfolio Investments and Strategies
	Money Market	Neuberger Berman Mid-Cap Growth	Neuberger Berman Mid-Cap Value	Neuberger Berman Small-Cap Growth	PIMCO Total Return Bond	PIMCO Limited Maturity Bond	Small-Cap Growth	Small-Cap Value	T. Rowe Price Asset Allocation	T. Rowe Price Global Bond	T. Rowe Price Large-Cap Growth	T. Rowe Price Natural Resources	UBS Dynamic Alpha
Asset-Backed Securities	x				x	x		x	x	x	x	x	x
Asset-Based Securities	x				x	x							x
Precious Metal-Related Securities					x	x
Borrowing and Leverage	x				x	x							x
Convertible Securities		x	x		x	x	x	x	x		x	x
Corporate Loans	x				x	x
Debt Securities		x	x		x	x	x	x	x	x	x	x	x
Depositary Receipts	x				x	x		x	x	x	x	x	x
Derivatives		x	x		x	x	x	x	x	x	x	x	x
Hedging					x	x		x		x			x
Indexed & Inverse Securities					x	x							x
Swap Agreements					x	x		x	x	x			x
Credit Default Swap Agreements	x				x	x							x
Credit-Linked Securities	x				x	x							x
Total Return Swap Agreements	x				x	x							x
Options on Securities & Securities Indices		x	x		x	x		x	x	x	x	x	x
Call Options		x	x		x	x	x	x	x	x	x	x	x
Put Options					x	x		x	x	x	x	x	x
Types of Options		x	x		x	x	x	x	x	x	x	x	x
Futures					x	x		x	x	x	x	x	x
Foreign Exchange Transactions		x	x		x	x	x	x	x	x	x	x	x
Forward Foreign Exchange Transactions		x	x		x	x	x	x	x	x	x	x	x
Currency Futures		x	x		x	x		x	x	x	x	x	x
Currency Options		x	x		x	x	x	x	x	x			x
Limitations on Currency Hedging		x	x		x	x							x
Risk Factors in Hedging Foreign Currency Risks		x	x		x	x							x
Risk Factors in Derivatives		x	x		x	x	x	x	x	x		x	x
Credit Risk		x	x		x	x	x	x		x		x	x
Currency Risk		x	x		x	x	x	x		x		x	x
Leverage Risk		x	x		x	x	x	x		x		x	x
Liquidity Risk		x	x		x	x	x	x		x		x	x
Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives		x	x		x	x		x				x	x
Distressed Securities					x	x		x					x
Foreign Investment Risk	x	x	x		x	x		x	x	x		x	x
Foreign Market Risk and Economy Risk	x	x	x		x	x	x	x	x	x	x	x	x
Currency Risk and Exchange Risk	x	x	x		x	x	x	x	x	x	x	x	x
Governmental Supervison and Regulation/Accounting Standards	x	x	x		x	x	x	x	x	x	x	x	x
Certain Risks of Holding Fund Assets Outside the United States	x	x	x		x	x	x	x	x	x	x	x	x
Settlement Risk	x	x	x		x	x	x	x	x	x	x	x	x
Illiquid or Restricted Securities	x	x	x		x	x	x	x	x	x	x	x	x
Initial Public Offerings								x	x		x	x	x
Investment in Other Investment Companies	x	x	x		x	x	x	x	x	x	x	x	x
Exchange-Traded Funds					x	x		x	x	x	x	x	x
Investment in Emerging Markets					x	x		x		x			x
Restrictions on Certain Investments					x	x							x
Risks of Investing in Asia-Pacific Countries					x	x							x
Risks of Investments in Russia					x	x				x			x
Junk Bonds		x	x		x	x		x	x	x		x	x
Money Market Instruments	x	x	x		x	x	x	x	x	x	x	x	x
Mortgage-Backed Securities	x				x	x		x	x	x	x	x	x
Municipal Securities	x				x	x
Real Estate-Related Securities	x				x	x							x
Real Estate Investment Trusts (REITs)		x	x		x	x	x	x					x
Repurchase Agreements	x				x	x							x
Reverse Repurchase Agreements and Dollar Rolls	x	x	x		x	x	x	x				x	x
Securities Lending	x	x	x		x	x	x	x	x	x	x	x	x
Securities of Smaller or Emerging Growth Companies					x	x		x		x			x
Short Sales and Short Sales Against-the-Box					x	x		x					x
Sovereign Debt	x	x	x		x	x						x	x
Standby Commitment Agreements					x	x
Stripped Securities					x	x			x	x	x	x
Structured Notes	x				x	x							x
Supranational Entities		x	x		x	x		x	x	x		x
Temporary Defensive Strategy & Short-Term Investments	x				x	x		x	x	x	x	x	x
U.S. Government Securities	x	x	x		x	x		x	x		x	x	x
Warrants and Rights					x	x		x	x	x	x	x	x
When Issued Securities, Delayed Delivery Securities and Forward Commitments					x	x		x	x	x	x	x	x
Zero Coupon Bonds			x		x	x				x			x

NOTE: The preceding tables do not provide any information with respect to the AST Asset Allocation Portfolios, because each of these Portfolios invests only in other Portfolios of the Fund.

Set forth below are certain specific restrictions or limitations which are applicable to a Portfolio's investments and investment strategies as noted in the preceding tables.

AST Advanced Strategies Portfolio: With respect to money market futures contracts, (which are cash settled contracts and are marked to market on a daily basis), the Portfolio may segregate or earmark liquid assets in an amount equal to the Portfolio's daily marked to market (net) obligation, if any, (or in other words the Portfolio's daily net liability, if any).

AST AllianceBernstein Growth & Income Portfolio: No more than 25% of the Portfolio's assets may be subject to call options. The Portfolio may not purchase or sell stock index futures if, immediately thereafter, more than 30% of total assets would be hedged by stock index futures. No stock index future may be purchased if, immediately thereafter, the amount of margin deposits on the Portfolio's existing futures positions would exceed 5% of the market value of the Portfolio's total assets. AST American Century Strategic Allocation Portfolio: The Portfolio will not invest more than 5% of its total assets in securities of issuers with less than a three year operating history. AST Cohen & Steers Realty Portfolio: Short sales may not at any one time exceed 25% of the Portfolio's net assets; the value of securities of any one issuer in which the Portfolio is short may not exceed the lesser of 2% of the Portfolio's net assets or 2% of the securities of any class of issuer. AST DeAM Large-Cap Value Portfolio: The Portfolio may write call and put options up to 25% of net assets and may purchase put and call options so long as no more than 5% of net assets invested in premiums on such options. The Portfolio will not engage in OTC options if the amount invested by the Portfolio in other illiquid securities exceeds 15% of net Portfolio assets. The Portfolio will not invest more than 5% of assets in inverse floaters. AST DeAM Small-Cap Value Portfolio: The Portfolio may write call and put options up to 25% of net assets and may purchase put and call options provided that no more than 5% of net assets are invested in premiums on such options. The Portfolio will not engage in OTC options if the amount invested by the Portfolio in other illiquid securities exceeds 15% of net Portfolio assets. The Portfolio will not invest more than 5% of assets in inverse floaters. The Portfolio will not enter into futures contracts or options on futures contracts if the aggregate of the contract value of the futures contracts subject to outstanding options exceeds 50% of the Portfolio's total assets. AST Neuberger Berman Small-Cap Growth Portfolio: The Portfolio will not enter into futures contracts or options on futures contracts if the aggregate of the contract value of the futures contracts subject to outstanding options exceeds 50% of the Portfolio's total assets. The Portfolio does not intend to invest more than 5% of total assets in collateralized obligations. AST Federated Aggressive Growth Portfolio: The Portofolio will not engage in short sales if the market value of all Portfolio securities sold short would exceed 25% of net assets of the Portfolio. The value of the securities of any one issuer which may be shorted is limited to the lesser of 2% of the value of the Portfolio's net assets or 2% of the securities of any class of the issuer. Short sales against-the-box are not subject to these limits. AST Goldman Sachs Concentrated Growth Portfolio: The Portfolio will not invest more than 35% of net assets in bonds rated below investment grade. The Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under such contracts or options would exceed the value of the Portfolio's total assets. Forward foreign currency contracts may be invested in up to the market value of the Portfolio's assets. AST Goldman Sachs Mid-Cap Growth Portfolio: The Portoflio may invest up to 25% of net assets in foreign currency-denominated securities and not publicly traded in the U.S. The Portfolio will not invest more than 5% of assets in inverse floaters. The Portfolio will not enter into futures contracts or options on futures if the aggregate amount of the Portfolio's committments under such contracts and options would exceed the value of the Portfolio's total assets. The Portfolio may invest in foreign forward currency contracts up to the value of the Portfolio's assets. AST Goldman Sachs Small-Cap Value Portfolio: Unlisted options, together with other illiquid securities, are subject to a limit of 15% of the Portfolio's net assets. Premiums paid for foreign currency put options will not exceed 5% of the Portfolio's net assets. The Portfolio does not intend to write covered call options with respect to securities with an aggregate market value of moe than 5% of its gross assets at the time the option is written. The Portfolio will not write puts hving an aggregate exercise price of greater than 25% of net Portfolio assets. The Portfolio will not purchase options on stocks not held in the Portfolio's portfolio, and will not write call options on stocks or stock indices if after such purchase, the aggregate premiums paid for such options would exceed 20% of net Portfolio assets.

The Portfolio may make short sales of securities or maintain a short position, provided that when a short position is open the Portfolio owns an equal amount of such securities or securities convertible or exchangable for securities of the same issuer (without payment of additional consideration). Not more than 25% of Portfolio's net assets may be subject to short sales; the Portfolio does not intend to have more than 5% of net assets (determined at the time of the short sale) subject to short sales against-the-box. The Portfolio has no present intention to commit more than 5% of gross assets to investing in debt securities.

AST High Yield Portfolio: With respect to money market futures contracts, (which are cash settled contracts and are marked to market on a daily basis), the Portfolio may segregate or earmark liquid assets in an amount equal to the Portfolio's daily marked to market (net) obligation, if any, (or in other words the Portfolio's daily net liability, if any).

AST JPMorgan International Equity Portfolio: Investments in REITs will not exceed 5% of total Portfolio assets. Reverse repurchase agreements may not exceed 10% of total Portfolio assets. The Portfolio will not engage in leverage, and will not purchase additional securities while borrowings from banks exceed 5% of total Portfolio assets. The Portfolio will not enter into forward contracts, futures contracts or options unless it owns an offsetting position in securities, currencies, or other options, forward contracts or futures contracts or it has cash or liquid assets with value sufficient to covert its potential obligations. The Portfolio will not write options if, after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Portfolio's total assets, and will not purchase options if at the time of the investment the aggregate premiums paid for the options exceeds 5% of total Portfolio assets. AST International Value Portfolio: The Portfolio will not enter into futures and options where the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets after taking into account unrealized profits and losses on options entered into. The Portfolio may invest up to 5% of total assets in fixed-income securities which are unrated or rated below investment grade at either time of purchase or as a result of a reduction in rating after purchase. AST Large-Cap Value Portfolio: The Portfolio may borrow for temporary or emergency purposes in amounts not exceeding 10% of total Portfolio assets. No more than 25% of total Portfolio assets can be held as collateral for short sales at any one time. AST Lord Abbett Bond-Debenture Portfolio: The Portfolio may invest up to 20% of assets in foreign-currency denominated securities, and may invest above this limit in U.S.-dollar denominated securities of foreign issuers. The Portfolio may invest up to 10% of assets in securities of issuers in emerging market countries. The Portfolio's investments in money market instruments or obligations are subject to the following restrictions: (a) the Portfolio will not invest in fixed time deposits which are either not subject to prepayment or provide for withdrawal penalties for prepayment, if more than 15% of net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illliquid assets; (b) United States bank obligations are limited to United States banks which have more than $1 billion in total assets at the time of investment and are either FDIC members, examined by the Comptroller of Currency, or members of the Federal Reserve System; (c) foreign bank obligations are limited to banks which meet the following criteria: -the bank has more than $10 billion or the equivalent in other currencies, in total assets: -the bank is among the 75 largest foreign banks in the world; -the bank has branches or agencies in the United States; -the subadvisor is of the opinion that the bank's obligations are of an investment quality comparable to obligations of U.S. banks. The Portfolio will not enter into short sales (except short sales against-the-box) if immediately after such sale the aggregate value of all collateral plus the amount in a segregated account exceeds one-third of the value of the Portfolio's net assets. The Portfolio will not enter into futures and related options that do not constitute bona fide hedging positions if, immediately thereafter, the aggregate initial margin deposits plus premiums paid by it for open options positions, less the amount by which such options are "in the money," would exceed 5% of total Portfolio assets. AST Marsico Capital Growth Portfolio: The Portfolio wil not enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contract positions and options on futures contracts would exceed the Portfolio's total assets. The Portfolio will not invest more than 5% in high yield/high risk (junk bonds) and mortgage and asset-backed securities. The Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into the transaction. AST Mid-Cap Value Portfolio: The Portfolio may invest up to 25% of assets in more speculative convertible debt securities with a rating of , or equivalent of B or better by S&P. The Portfolio may invest up to 5% of assets in junk bonds. The Portfolio may pledge, mortgage or hypothecate up to 20% of assets to secure permissible borrowings. AST Neuberger Berman Mid-Cap Growth Portfolio: The subadviser will limit counterparties in OTC options transactions to dealers with a net worth of at least $20 million as reported in their latest financial statements. The Portfolio will generally not enter into a foreign forward contract with a term of greater than one year. The Portfolio may write and purchase covered call and put options on foreign currencies in amounts not exceeding 5% of net Portfolio assets.

AST Neuberger Berman Mid-Cap Value Portfolio: The Portfolio will limit counterparties in OTC options transactions to dealers with at least $20 million in net worth as reported in their latest financial statements. The Portfolio may invest in lower-rated foreign debt securities subject to the Portfolio's 15% limitation on lower-rated debt securities. The Portfolio may not purchase any foreign currency-denominatd securities if, after such purchase more than 10% of total Portfolio assets would be invested in such securities. Where the Portfolio engages in foreign forward currency contracts for hedging purposes, it will not enter in such contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency. The Portfolio will generally not enter into foreign forward currency contracts with a term of greater than one year. The Portfolio may write and purchase covered call and put options on foreign currencies in amounts not exceeding 5% of net assets. The Portfolio may invest up to 5% of net assets in zero coupon bonds. AST PIMCO Total Return Bond Portfolio: The Portfolio's investments in money market instruments or obligations are subject to the following restrictions: (a) the Portfolio will not invest in fixed time deposits which are either not subject to prepayment or provide for withdrawal penalties for prepayment if more than 15% of net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illliquid assets; (b) United States bank obligations are limited to United States banks which have more than $1 billion in total assets at the time of investment and are either FDIC members, examined by the Comptroller of Currency, or members of the Federal Reserve System; (c) foreign bank obligations are limited to banks which meet the following criteria: -the bank has more than $10 billion or the equivalent in other currencies, in total assets: -the bank is among the 75 largest foreign banks in the world; -the bank has branches or agencies in the United States; -the subadvisor is of the opinion that the bank's obligations are of an investment quality comparable to obligations of U.S. banks. The Portfolio does not intend to enter into short sales (other than those against-the-box) if immediately after such sale the aggregate value of all collateral plus the amount in a segregated account exceeds one-third of the value of the Portfolio's net assets. The Portfolio will not invest more than 5% of net assets in any combination of inverse floater, interest only, or principal only securities.

With respect to money market futures contracts, (which are cash settled contracts and are marked to market on a daily basis), the Portfolio may segregate or earmark liquid assets in an amount equal to the Portfolio's daily marked to market (net) obligation, if any, (or in other words the Portfolio's daily net liability, if any). AST PIMCO Limited Maturity Bond Portfolio: The Portfolio's investments in money market instruments or obligations are subject to the following restrictions: (a) the Portfolio will not invest in fixed time deposits which are either not subject to prepayment or provide for withdrawal penalties for prepayment if more than 15% of net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illliquid assets; (b) United States bank obligations are limited to United States banks which have more than $1 billion in total assets at the time of investment and are either FDIC members, examined by the Comptroller of Currency, or members of the Federal Reserve System; (c) foreign bank obligations are limited to banks which meet the following criteria: -the bank has more than $10 billion or the equivalent in other currencies, in total assets: -the bank is among the 75 largest foreign banks in the world; -the bank has branches or agencies in the United States; -the subadvisor is of the opinion that the bank's obligations are of an investment quality comparable to obligations of U.S. banks. The Portfolio does not intend to enter into short sales (other than those against-the-box) if immediately after such sale the aggregate value of all collateral plus the amount in a segregated account exceeds one-third of the value of the Portfolio's net assets. The Portfolio will not invest more than 5% of net assets in any combination of inverse floater, interest only, or principal only securities.

With respect to money market futures contracts, (which are cash settled contracts and are marked to market on a daily basis), the Portfolio may segregate or earmark liquid assets in an amount equal to the Portfolio's daily marked to market (net) obligation, if any, (or in other words the Portfolio's daily net liability, if any). AST Small-Cap Growth Portfolio: The Portfolio may not purchase any foreign-currency denominated securities if after such purchase more than 10% of total assets would be invested in such securities. The Portfolio will generally not enter into a foreign forward contract with a duration of more than one year. The Portfolio may write and purchase covered call and put options on foreign currencies in amounts not exceeding 5% of net assets. AST Small-Cap Value Portfolio: The Portfolio's investments in junk bonds are limited to 5% of total assets. The Portfolio will not write a covered call option or put option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio's net assets. AST T. Rowe Price Asset Allocation Portfolio: The Portfolio will not write a covered call option or put option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio's net assets. The Portfolio will not commit more than 5% of its assets to premiums when purchasing call and put options.

The Portfolio may also invest in TIPS, or Treasury Inflation-Protected Securities. TIPS are inflation-linked securities issued by the U.S. government. Inflation-linked securities are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. Inflation linked bonds are also issued by corporations, U.S. government agencies, states, and foreign countries. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (CPI). A fixed coupon rate is applied to the inflation adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment. Because of this inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Municipal inflation bonds generally have a fixed principal amount and the inflation component is reflected in the nominal coupon.

Inflation-protected bonds normally will decline in price when real interest rates rise. (A real interest rate iscalculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasurynote is yielding 5% and rate of inflation is 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses for the portfolio.

AST T. Rowe Price Global Bond Portfolio: The Portfolio may invest up to 20% of assets in below investment-grade high risk bonds and emerging market bonds. The Portfolio may invest up to 30% of its assets in mortgage-backed and asset-backed securities. The Portfolio will generally not invest more than 5% of its assets in any individual corporate issuer. However, the Portfolio may place assets in bank deposits or other short-term bank instruments with a maturity of up to 30 days provided that the bank has a short term credit rating of A1+ (or if unrated, the equivalent as determined by the subadviser); and the Portfolio may not maintain more than 10% of total assets with any single bank. The Portfolio may maintain more than 5% of its total assets, including cash and currencies, in custodial accounts or deposits of the Fund's custodian or subcustodians. The Portfolio will not write covered call or put options if, as a result, the aggregate market value of all portfolio securities covering call or put options exceeds 25% of the Portfolio's net assets. The Portfolio will not commit more than 5% of total assets to premiums when purchasing call or put options. AST T. Rowe Price Large-Cap Growth Portfolio: The Portfolio may invest up to 5% of assets in warrants and rights. The Portfolio may invest up to 15% of total assets in securities of foreign issuers. The Portfolio will not sell a call option written by it if, as a result of the sale, the aggregate of the Portfolio's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets. The aggregate cost of all outstanding options purchased and held by the Portfolio, including options on market indices, will at no time exceed 10% of the Portfolio's total assets.

AST T. Rowe Price Natural Resources Portfolio: The Portfolio will not write covered call or put options if, as a result, the aggregate market value of all portfolio securities covering call or put options exceeds 25% of the Portfolio's net assets. The Portfolio will not commit more than 5% of total assets to premiums when purchasing call or put options. The Portfolio may invest up to 50% of total assets in U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers.

AST UBS Dynamic Alpha Portfolio: The Portfolio intends to use futures, forward agreements, options, swaps and other derivatives (collectively Derivatives) to the extent permitted by the prospectus and shall not be limited by any contrary disclosure contained in Part II.. The Portfolio is not subject to the "Limitation on Currency Hedging" discussed in Part II and may engage in such hedging to the extent permitted by the 1940 Act. AST International Growth Portfolio: The Portfolio may invest up to 10% of assets in zero coupon bonds, pay-in-kind and step securities.

FUNDAMENTAL INVESTMENT RESTRICTIONS

Set forth below are certain investment restrictions applicable to the Portfolios. Fundamental restrictions may not be changed without a majority vote of shareholders as required by the 1940 Act. Non-fundamental restrictions may be changed by the Board of Trustees without shareholder approval.

Fundamental Investment Restrictions Applicable Only to the Following Portfolios:

  AST AllianceBernstein Core Value Portfolio

  AST AllianceBernstein Managed Index 500 Portfolio

  AST American Century Income & Growth Portfolio

  AST Cohen & Steers Realty Portfolio

  AST DeAM Large-Cap Value Portfolio

  AST DeAM Small-Cap Value Portfolio

  AST Federated Aggressive Growth Portfolio

  AST Goldman Sachs Mid-Cap Growth Portfolio

  AST Goldman Sachs Small-Cap Value Portfolio

  AST JPMorgan International Equity Portfolio

  AST Lord Abbett Bond-Debenture Portfolio

  AST MFS Global Equity Portfolio

  AST MFS Growth Portfolio

  AST Marsico Capital Growth Portfolio

  AST Mid-Cap Value Portfolio

  AST Neuberger Berman Mid-Cap Growth Portfolio

  AST Neuberger Berman Small-Cap Growth Portfolio

  AST Small-Cap Growth Portfolio

  AST T. Rowe Price Large-Cap Growth Portfolio

1. No Portfolio may issue senior securities, except as permitted under the 1940 Act.

2. No Portfolio may borrow money, except that a Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, a Portfolio may borrow from persons to the extent permitted by applicable law, including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

3. No Portfolio may underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act of 1933) in connection with the purchase and sale of portfolio securities.

4. No Portfolio may purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

5. No Portfolio may purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit a Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind.

6. No Portfolio may make loans, except that a Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1/3% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the Investment Company Act of 1940 or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7. No Portfolio other than the AST Cohen & Steers Realty Portfolio may purchase any security if, as a result, more than 25% of the value of the Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto). The AST Cohen & Steers Realty Portfolio will invest at least 25% of its total assets in securities of companies engaged in the real estate business.

8. No Portfolio other than the AST Cohen & Steers Realty Portfolio may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Portfolio. The AST Cohen & Steers Realty Portfolio may not, with respect to 50% of a Portfolio's total assets, invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities), if immediately after and as a result of such investment more than 5% of the total assets of the Portfolio would be invested in such issuer.

If a restriction on a Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in average duration of the Portfolio's investment portfolio, resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restrictions (2)and (6), a Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

With respect to investment restriction (6), the restriction on making loans is not considered to limit a Portfolio's investments in loan participations and assignments.

With respect to investment restriction (7), the AST JPMorgan International Equity Portfolio and the AST UBS Dynamic Alpha Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Portfolios' assets invested in the securities of issuers in a particular industry.

Fundamental Investment Restrictions Applicable Only to the following Portfolios:

  AST AllianceBernstein Growth & Income Portfolio

  AST Goldman Sachs Concentrated Growth Portfolio

  AST High Yield Portfolio

  AST Large Cap Value Portfolio

  AST Money Market Portfolio

  AST PIMCO Total Return Bond Portfolio

1. A Portfolio will not underwrite securities issued by others except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities.

2. A Portfolio will not issue senior securities.

Fundamental Investment Restrictions Applicable Only to the Following Portfolios:

  AST First Trust Balanced Target Portfolio

  AST First Trust Capital Appreciation Target Portfolio

  AST Advanced Strategies Portfolio

Under its fundamental investment restrictions, each Portfolio may not:

1. Issue senior securities, except as permitted under the Investment Company Act of 1940 (the Investment Company Act).

2. Borrow money, except that a Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1/3 % of the value of the Portfolio's assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings that come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, a Portfolio may borrow from persons to the extent permitted by applicable law, including the Investment Company Act, or to the extent permitted by any exemption from the Investment Company Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

3. Underwrite securities issued by other persons, except to the extent that a Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act of 1933) in connection with the purchase and sale of portfolio securities.

4. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

5. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit a Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind.

6. Make loans, except that a Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33- 1/3 % of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the Investment Company Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7. Purchase any security if, as a result, more than 25% of the value of the Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

8. With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Portfolio.

If a restriction on a Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Portfolio assets invested in certain securities or other instruments, or change in average duration of the Portfolio's investment portfolio, resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restriction (6), the restriction on making loans is not considered to limit Portfolio's investments in loan participations and assignments.

With respect to investment restriction (7), a Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Portfolio's assets invested in the securities of issuers in a particular industry.

With respect to investment restrictions (2) and (6), a Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions. Except as expressly specified immediately above, the investment objective and all other investment policies and restrictions of each Portfolio are not "fundamental" policies and may be changed by the Board of Trustees of the Fund without approval of the shareholders of the applicable Portfolio.

Fundamental Investment Restrictions Applicable Only to the AST Asset Allocation Portfolios:

  AST Aggressive Growth Asset Allocation Portfolio

  AST Capital Growth Asset Allocation Portfolio

  AST Balanced Asset Allocation Portfolio

  AST Conservative Asset Allocation Portfolio

  AST Preservation Asset Allocation Portfolio

Under its fundamental investment restrictions, each Asset Allocation Portfolio may not:

1. Issue senior securities, except as permitted under the Investment Company Act of 1940 (the Investment Company Act).

2. Borrow money, except that an Asset Allocation Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Asset Allocation Portfolio's investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Asset Allocation Portfolio's assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings that come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, an Asset Allocation Portfolio may borrow from persons to the extent permitted by applicable law, including the Investment Company Act, or to the extent permitted by any exemption from the Investment Company Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

3. Underwrite securities issued by other persons, except to the extent that an Asset Allocation Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act of 1933) in connection with the purchase and sale of portfolio securities.

4. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit an Asset Allocation Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

5. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit an Asset Allocation Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Asset Allocation Portfolio's investment policies, or (ii) investing in securities of any kind.

6. Make loans, except that an Asset Allocation Portfolio may (i) lend portfolio securities in accordance with the Asset Allocation Portfolio's investment policies in amounts up to 33 1/3% of the total assets of the Asset Allocation Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the Investment Company Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7. Purchase any security if, as a result, more than 25% of the value of the Asset Allocation Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

If a restriction on an Asset Allocation Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Asset Allocation Portfolio assets invested in certain securities or other instruments, or change in average duration of the Asset Allocation Portfolio's investment portfolio, resulting from changes in the value of the Asset Allocation Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restrictions (2)and (6), an Asset Allocation Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rulespermitting such transactions.

With respect to investment restriction (6), the restriction on making loans is not considered to limit an Asset Allocation Portfolio's investments in loan participations and assignments.

With respect to investment restriction (7), each Asset Allocation Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Asset Allocation Portfolio's assets invested in the securities of issuers in a particular industry.

Fundamental Investment Restrictions Applicable Only to AST International Growth Portfolio:

1. The Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 33 1/3% of the value of the Portfolio's total assets by reason of a decline in net assets, the Portfolio will reduce its borrowings within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts. Subject to the above limitations, the Portfolio may borrow from persons to the extent permitted by applicable law, including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

2. The Portfolio will not, as to 75% of the value of its total assets, own more than 10% of the outstanding voting securities of any one issuer, or purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act as amended), if immediately after and as a result of such purchase, the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of its total assets.

3. The Portfolio will not invest more than 25% of the value of its assets in any particular industry (other than U.S. government securities).

4. The Portfolio will not invest directly in real estate or interests in real estate; however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses.

5. The Portfolio will not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

6. The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; (iii) acquire publicly distributed or privately placed debt securities; and (iv) make loans of money to other investment companies to the extent permitted by the Investment Company Act of 1940 or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7. The Portfolio will not act as an underwriter of securities issued by others, except to the extent that the Portfolio may be deemed an underwriter in connection with the disposition of its securities.

8. The Portfolio will not issue senior securities except in compliance with the 1940 Act.

Fundamental Investment Restrictions Applicable Only to AST Small-Cap Value Portfolio:

The following fundamental policies should be read in connection with the notes set forth below. The notes are not fundamental policies. As a matter of fundamental policy, the Portfolio may not:

1. Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from persons to the extent permitted by applicable law including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance;

2. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4. Make loans, although the Portfolio may (i) lend portfolio securities and participate in an interfund lending program to the extent permitted by applicable law, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets; (ii) purchase money market securities and enter into repurchase agreements; (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt; and (iv) make loans of money to other investment companies to the extent permitted by the Investment Company Act of 1940 or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance;

5. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

6. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business);

8. Issue senior securities except in compliance with the 1940 Act; or

9. Underwrite securities issued by other persons, exceptto the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

Notes: The following notes should be read in connection with the above-described fundamental policies. The notes are not fundamental policies.

With respect to investment restrictions (1)and (4), the Portfolio will not borrow from or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rulespermitting such transactions.

With respect to investment restriction (2), the Portfolio does not consider currency contracts or hybrid investments to be commodities.

For purposes of investment restriction (3), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry.

For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

Fundamental Investment Restrictions Applicable Only to AST International Value Portfolio:

As a matter of fundamental policy, the Portfolio will not:

1. Make loans of money or securities other than (a)through the purchase of securities in accordance with the Portfolio's investment objective, (b)through repurchase agreements, (c)by lending portfolio securities in an amount not to exceed 33 1/3% of the Portfolio's total assets and (d)loans of money to other investment companies to the extent permitted by the Investment Company Act of 1940 or any exemptions therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance;

2. Underwrite securities issued by others except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities;

3. Issue senior securities;

4. Invest directly in physical commodities (other than foreign currencies), real estate or interests in real estate; provided, that the Portfolio may invest in securities of issuers which invest in physical commodities, real estate or interests in real estate; and, provided further, that this restriction shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts, or from investing in securities or other instruments backed by physical commodities, real estate or interests in real estate;

5. Make any investment which would concentrate 25% or more of the Portfolio's total assets in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

6. Borrow money except from persons to the extent permitted by applicable law, including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, and then in amounts up to 33 1/3% of the Portfolio's total assets;

7. As to 75% of the value of its total assets, invest more than 5% of its total assets, at market value, in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities); or

8. As to 75% of the value of its total assets, purchase more than 10% of any class of securities of any single issuer or purchase more than 10% of the voting securities of any single issuer.

In applying the above restriction regarding investments in a single industry, the Portfolio uses industry classifications based, where applicable, on Baseline , Bridge Information Systems , Reuters , the S&P Stock Guide published by Standard & Poor's, information obtained from Bloomberg L.P. and Moody's International, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by the Sub-advisor in the exercise of its reasonable discretion. (This note is not a fundamental policy.)

Fundamental Investment Restrictions Applicable Only to AST T. Rowe Price Natural Resources Portfolio:

The following fundamental policies should be read in connection with the notes set forth below. The notes are not fundamental policies. As a matter of fundamental policy, the Portfolio may not:

1. Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from persons to the extent permitted by applicable law, including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance;

2. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4. Make loans, although the Portfolio may (i) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets; (ii) make loans of money to other investment companies to the extent permitted by the Investment Company Act of 1940 or any exemption therefrom that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance; (iii) purchase money market securities and enter into repurchase agreements; and (iv) acquire publicly-distributed or privately-placed debt securities and purchase debt;

5. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

6. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business);

8. Issue senior securities except in compliance with the 1940 Act; or

9. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

Notes: The following notes should be read in connection with the above-described fundamental policies. The notes are not fundamental policies.

With respect to investment restriction (2), the Portfolio does not consider currency contracts or hybrid investments to be commodities.

For purposes of investment restriction (3), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classifications of industries set forth in the Portfolio's semi-annual and annual reports.

For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

Fundamental Investment Restrictions Applicable Only to AST Goldman Sachs Concentrated Growth Portfolio:

1. As to 50% of the value of its total assets, the Portfolio will not purchase a security of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if as a result, (a) more than 5% of its total assets, at market value, would be invested in the securities of any one issuer or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

2. The Portfolio will not purchase a security if as a result, more than 25% of its total assets, at market value, would be invested in the securities of issuers principally engaged in the same industry (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

3. The Portfolio will not purchase or sell real estate (although it may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein).

4. The Portfolio will not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities and other instruments backed by physical commodities).

5. The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; (iii) acquire publicly distributed or privately placed debt securities; and (iv) make loans of money to other investment companies to the extent permitted by the Investment Company Act of 1940 or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance;

6. The Portfolio may not borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from persons to the extent permitted by applicable law including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

Fundamental Investment Restrictions Applicable Only to AST AllianceBernstein Growth & Income Portfolio:

1. As to 75% of the value of its total assets, the Portfolio will not purchase a security of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

2. The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; (iii) acquire publicly distributed or privately placed debt securities; and (iv) make loans of money to other investment companies to the extent permitted by the Investment Company Act of 1940 or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

3. The Portfolio will not concentrate its investments in any one industry (the Portfolio's investment policy of keeping its assets in those securities which are selling at the most reasonable prices in relation to value normally results in diversification among many industries — consistent with this, the Portfolio does not intend to invest more than 25% of its assets in any one industry classification used by the Sub-advisor for investment purposes, although such concentration could, under unusual economic and market conditions, amount to 30% or conceivably somewhat more).

4. The Portfolio will not borrow money except from persons to the extent permitted by applicable law including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, and then in amounts not in excess of 33 1/3% of its total assets. The Portfolio may borrow at prevailing interest rates and invest the Portfolios in additional securities. The Portfolio's borrowings are limited so that immediately after such borrowing the value of the Portfolio's assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should the Portfolio, for any reason, have borrowings that do not meet the above test then, within three business days, the Portfolio must reduce such borrowings so as to meet the necessary test. Under such a circumstance, the Portfolio have to liquidate securities at a time when it is disadvantageous to do so.

5. The Portfolio will not purchase or sell real estate (although it may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein).

6. The Portfolio will not invest directly in oil, gas, or other mineral exploration or development programs; however, the Portfolio may purchase securities of issuers whose principal business activities fall within such areas.

Fundamental Investment Restrictions Applicable Only to AST Large-Cap Value Portfolio:

As a matter of fundamental policy, the Portfolio may not:

1. Borrow money except from persons to the extent permitted by applicable law including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, in excess of 33 1/3% of the value of its total net assets, and when borrowing, it is for temporary or emergency purposes;

2. Buy or sell real estate, commodities, commodity contracts (however, the Portfolio may purchase securities of companies investing in real estate);

3. Purchase securities if the purchase would cause the Portfolio, at the time, with respect to 75% of its total assets, to have more than 5% of its total assets invested in the securities of any one company or to own more than 10% of the voting securities of any one company (except obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies);

4. Make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; (iii) acquire publicly distributed or privately placed debt securities; and (iv) make loans of money to other investment companies to the extent permitted by the Investment Company Act of 1940 or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance; or

5. Invest more than 25% of the value of the Portfolio's assets in one particular industry.

Fundamental Investment Restrictions Applicable Only to AST American Century Strategic Allocation Portfolio:

As a matter of fundamental policy, the Portfolio will not:

1. Make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; (iii) acquire publicly distributed or privately placed debt securities; and (iv) make loans of money to other investment companies to the extent permitted by the Investment Company Act of 1940 or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance;

2. With respect to 75% of the value of its total assets, purchase the security of any one issuer if such purchase would cause more than 5% of the Portfolio's assets at market to be invested in the securities of such issuer, except United States government securities, or if the purchase would cause more than 10% of the outstanding voting securities of any one issuer to be held in the Portfolio;

3. Invest more than 25% of the assets of the Portfolio, exclusive of cash and U.S. government securities, in securities of any one industry;

4. Issue any senior security except in compliance with the 1940 Act;

5. Underwrite any securities except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities;

6. Purchase or sell real estate. (In the opinion of the Sub-advisor, this restriction will not preclude the Portfolio from investing in securities of corporations that deal in real estate.);

7. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit a Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies or (ii) investing in securities of any kind; or

8. Borrow any money, except in an amount not in excess of 33 1/3% of the total assets of the Portfolio, and then only for temporary, emergency and extraordinary purposes; this does not prohibit the escrow and collateral arrangements in connection with investment in interest rate futures contracts and related options by the Portfolio. Subject to the above limitations, the Portfolio may borrow from persons to the extent permitted by applicable law including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

Fundamental Investment Restrictions Applicable Only to AST T. Rowe Price Asset Allocation Portfolio:

The following fundamental policies should be read in connection with the notes set forth below. The notes are not fundamental policies. As a matter of fundamental policy, the Portfolio may not:

1. Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may or may be deemed to involve a borrowing, in a manner consistent with the Portfolio's investment objective and policies, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from persons to the extent permitted by applicable law, including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance;

2. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4. Make loans, although the Portfolio may (i) purchase money market securities and enter into repurchase agreements; (ii) acquire publicly- distributed or privately placed debt securities and purchase debt; (iii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets; and (iv) make loans of money to other investment companies to the extent permitted by the Investment Company Act of 1940 or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance;

5. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities;

6. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);

7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

8. Issue senior securities except in compliance with the 1940 Act; or

9. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

Notes: The following notes should be read in connection with the above described fundamental policies. The notes are not fundamental policies.

With respect to investment restrictions (1)and (4), the Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

With respect to investment restriction (2), the Portfolio does not consider currency contracts on hybrid investments to be commodities.

For the purposes of investment restriction (3), United States federal, state or local governments, or related agencies and instrumentalities, are not considered an industry. Foreign governments are considered an industry.

For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

Fundamental Investment Restrictions Applicable Only to AST T. Rowe Price Global Bond Portfolio:

As a matter of fundamental policy, the Portfolio may not:

1. Borrow money, except for temporary, extraordinary or emergency purposes or except in connection with reverse repurchase agreements provided that the Portfolio maintains asset coverage of 300% for all borrowings. Subject to the above limitations, the Portfolio may borrow from persons to the extent permitted by applicable law including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance;

2. Purchase or sell real estate (except that the Portfolio may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities) or purchase or sell physical commodities or contracts relating to physical commodities;

3. Act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio;

4. Make loans to other persons, except (a) loans of portfolio securities, (b) to the extent the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objectives and investment policies may be deemed to be loans, and (c) loans of money to other investment companies to the extent permitted by the Investment Company Act of 1940 or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance;

5. Issue senior securities except in compliance with the 1940 Act; or

6. Purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (for the purposes of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents).

Notes: The following notes should be read in connection with the above described fundamental policies. The notes are not fundamental policies.

For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

For purposes of investment restriction (6), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry. It is the position of the Staff of the SEC that foreign governments are industries for purposes of this restriction. For as long as this staff position is in effect, the Portfolio will not invest more than 25% of its total assets in the securities of any single governmental issuer. For purposes of this restriction, governmental entities are considered separate issuers.

Fundamental Investment Restrictions Applicable Only to AST High Yield Portfolio:

1. The Portfolio will not borrow money except for temporary, extraordinary or emergency purposes and then only from persons to the extent permitted by applicable law including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, and only in amounts not in excess of 33 1/3% of the value of its net assets, taken at the lower of cost or market. In addition, to meet redemption requests without immediately selling portfolio securities, the Portfolio may borrow up to one-third of the value of its total assets (including the amount borrowed) less its liabilities (not including borrowings, but including the current fair market value of any securities carried in open short positions). This practice is not for investment leverage but solely to facilitate management of the portfolio by enabling the Portfolio to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. If, due to market fluctuations or other reasons, the value of the Portfolio's assets falls below 300% of its borrowings, it will reduce its borrowings within three business days.

2. The Portfolio will not invest more than 5% of its total assets in the securities of any one issuer (except cash and cash instruments, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements).

3. The Portfolio will not purchase or sell real estate, although it may invest in marketable securities secured by real estate or interests in real estate, and it may invest in the marketable securities of companies investing or dealing in real estate.

4. The Portfolio will not purchase or sell commodities or commodity contracts or oil, gas, or other mineral exploration or development programs. However, it may invest in the marketable securities of companies investing in or sponsoring such programs.

5. The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; (iii) acquire publicly distributed or privately placed debt securities; and (iv) make loans of money to other investment companies to the extent permitted by the Investment Company Act of 1940 or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

6. The Portfolio will not invest more than 25% of the value of its total assets in one industry. However, for temporary defensive purposes, the Portfolio may at times invest more than that percentage in: cash and cash items; securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities; or instruments secured by these money market instruments, such as repurchase agreements.

Fundamental Investment Restrictions Applicable Only to AST PIMCO Total Return Bond Portfolio:

1. The Portfolio will not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of investment) would be invested in securities of issuers of a particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

2. The Portfolio will not, with respect to 75% of its total assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

3. The Portfolio will not, with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of investment) of the outstanding voting securities of any one issuer;

4. The Portfolio will not purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

5. The Portfolio will not purchase or sell commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Portfolio, subject to restrictions stated in the Trust's Prospectus and elsewhere in this Statement, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities laws or commodities laws;

6. The Portfolio will not borrow money, issue senior securities, pledge, mortgage, hypothecate its assets, except that the Portfolio may (i) borrow from persons to the extent permitted by applicable law including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is an asset coverage of 300% and (ii) enter into transactions in options, futures and options on futures and other derivative instruments as described in the Trust's Prospectus and this Statement (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for future contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Portfolio's assets);

7. The Portfolio will not lend funds or other assets, except that the Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of a loan, (b) enter into repurchase agreements, (c) lend its Portfolio securities in an amount not to exceed one-third the value of its total assets, provided such loans are and in accordance with applicable guidelines established by the SEC; and (d) make loans of money to other investment companies to the extent permitted by the Investment Company Act of 1940 or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

Fundamental Investment Restrictions Applicable Only to AST PIMCO Limited Maturity Bond Portfolio:

As a matter of fundamental policy, the Portfolio may not:

1. Invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

2. With respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

3. With respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer;

4. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

5. Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Portfolio, subject to restrictions described in the Prospectus and elsewhere in this Statement, from purchasing, selling or entering into futures contracts, options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws;

6. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Portfolio may (i) borrow from persons to the extent permitted by applicable law including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is asset coverage of 300% and (ii) enter into transactions in options, futures and options on futures and other derivative instruments as described in the Prospectus and in this Statement (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Portfolio assets);

7. Lend any funds or other assets, except that a Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures or other debt securities, banker' acceptance and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements, (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the SEC; and (d) make loans of money to other investment companies to the extent permitted by the Investment Company Act of 1940 or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

Fundamental Investment Restrictions Applicable Only to AST Money Market Portfolio:

1. The Portfolio will not purchase a security if as a result, the Portfolio would own more than 10% of the outstanding voting securities of any issuer.

2. As to 75% of the value of its total assets, the Portfolio will not invest more than 5% of its total assets, at market value, in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

3. The Portfolio will not purchase a security if as a result, more than 25% of its total assets, at market value, would be invested in the securities of issuers principally engaged in the same industry (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, negotiable certificates of deposit, time deposits, and bankers' acceptances of United States branches of United States banks).

4. The Portfolio will not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of the Portfolio's total assets, less liabilities other than obligations created by reverse repurchase agreements.

5. The Portfolio will not borrow money, except from persons to the extent permitted by applicable law including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, for temporary, extraordinary or emergency purposes and then only in amounts not to exceed 33 1/3% of the value of the Portfolio's total assets, taken at cost, at the time of such borrowing. The Portfolio may not mortgage, pledge or hypothecate any assets except in connection with any such borrowing. The Portfolio will not purchase securities while borrowings exceed 5% of the Portfolio's total assets. This borrowing provision is included to facilitate the orderly sale of securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes and shall not apply to reverse repurchase agreements.

6. The Portfolio will not make loans, except through purchasing or holding debt obligations, or entering into repurchase agreements, or loans of Portfolio securities in accordance with the Portfolio's investment objectives and policies, or making loans of money to other investment companies to the extent permitted by the Investment Company Act of 1940 or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7. The Portfolio will not purchase or sell puts, calls, straddles, spreads, or any combination thereof; real estate; commodities; or commodity contracts or interests in oil, gas or mineral exploration or development programs. However, the Portfolio may purchase bonds or commercial paper issued by companies which invest in real estate or interests therein including real estate investment trusts.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Non-Fundamental Investment Restrictions Applicable Only to AST Advanced Strategies Portfolio The Portfolio may not: 1. Acquire more than 3% of the voting securities of another investment company; or 2. Invest more than 5% of its total assets in any one investment company; or 3. Invest more than 10% of its total assets in other investment companies.

Non-Fundamental Investment Restrictions Applicable Only to AST AllianceBernstein Core Value Portfolio

The Portfolio will not:

1. Purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

2. Invest for the purpose of exercising control or management;

3. Purchase securities of other investment companies except in compliance with the 1940 Act; or

4. Invest more than 15% of the Portfolio's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable, not including Rule 144A securities and commercial paper that is sold under section 4(2) of the 1933 Act that have been determined to be liquid under procedures established by the Board of Trustees.

Non-Fundamental Investment Restrictions Applicable Only to AST AllianceBernstein Growth & Income Portfolio

The Portfolio may not:

1. Purchase the securities of any other investment company except in compliance with the 1940 Act; and

2. Sell securities short.

3. Pledge, mortgage, or hypothecate its assets — however, this provision does not apply to the grant of escrow receipts or the entry into other similar escrow arrangements arising out of the writing of covered call options.

4. Purchase securities of any issuer unless it or its predecessor has a record of three years' continuous operation, except that the Portfolio may purchase securities of such issuers through subscription offers or other rights it receives as a security holder of companies offering such subscriptions or rights, and such purchases will then be limited in the aggregate to 5% of the Portfolio's net assets at the time of investment.

5. Make short sales except short sales made "against the box" to defer recognition of taxable gains or losses.

6. Purchase a security if as a result, more than 5% of the value of that Portfolio's assets, at market value, would be invested in the securities of issuers which, with their predecessors, have been in business less than three years.

7. Invest in companies for the purpose of exercising control or management.

8. Buy any securities or other property on margin (except for such short-term credits as are necessary for the clearance of transactions).

Non-Fundamental Investment Restrictions Applicable Only to AST AllianceBernstein Managed Index 500 Portfolio

The Portfolio will not:

1. The Portfolio will not change its policy to invest at least 80% of the value of its assets in securities included in the S&P 500® unless it provides 60 days prior written notice to its shareholders.

2. Purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

3. Invest for the purpose of exercising control or management;

4. Purchase securities of other investment companies except in compliance with the 1940 Act; or

5. Invest more than 15% of the Portfolio's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable, not including Rule 144A securities and commercial paper that is sold under section 4(2) of the 1933 Act that have been determined to be liquid under procedures established by the Board of Trustees.

Non-Fundamental Investment Restrictions Applicable Only to AST American Century Strategic Allocation Portfolio

The Portfolio will not:

1. Invest more than 15% of its assets in illiquid investments;

2. Invest in the securities of other investment companies except in compliance with the 1940 Act;

3. Buy securities on margin or sell short (unless it owns, or by virtue of its ownership of, other securities has the right to obtain securities equivalent in kind and amount to the securities sold); however, the Portfolio may make margin deposits in connection with the use of any financial instrument or any transaction in securities permitted under its investment policies; or

4. Invest for control or for management.

Non-Fundamental Investment Restrictions of AST Cohen & Steers Realty Portfolio

The Portfolio will not:

1. Change its policy to invest at least 80% of the value of its assets in securities of real estate related issuers unless it provides 60 days prior written notice to its shareholders.

2. Invest in illiquid securities, as defined in the prospectus under "Investment Objective and Policies, AST Cohen Steers Realty Portfolio" if immediately after such investment more than 15% of the Portfolio's net assets (taken at market value) would be invested in such securities;

3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

4. Participate on a joint or joint and several basis in any securities trading account;

5. Invest in companies for the purpose of exercising control;

6. Purchase securities of investment companies except in compliance with the 1940 Act; or

7. (a) invest in interests in oil, gas, or other mineral exploration or development programs; or (b) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions.

Non-Fundamental Investment Restrictions of AST DeAM Large-Cap Value Portfolio

The Portfolio will not: 1. Change its policy to invest at least 80% of the value of its assets in large capitalization companies unless it provides 60 days prior written notice to its shareholders.

2. Invest for the purpose of exercising control or management of another issuer.

3. Purchase securities of other investment companies, except in compliance with the 1940 Act.

4. Invest more than 15% of its net assets in illiquid securities.

Non-Fundamental Investment Restrictions of AST DeAM Small-Cap Value Portfolio

The Portfolio will not: 1. Change its policy to invest at least 80% of the value of its assets in small capitalization companies unless it provides 60 days prior written notice to its shareholders.

2. Invest for the purpose of exercising control or management of another issuer.

3. Purchase securities of other investment companies, except in compliance with the 1940 Act.

4. Invest more than 15% of its net assets in illiquid securities.

Non-Fundamental Investment Restrictions Applicable Only to AST Federated Aggressive Growth Portfolio

1. The Portfolio will not purchase securities on margin, provided that the Portfolio may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

2. The Portfolio will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

3. The Portfolio will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Portfolio's net assets.

Non-Fundamental Investment Restrictions Applicable to AST Goldman Sachs Concentrated Growth Portfolio

1. The Portfolio will not purchase a security if as a result, more than 15% of its net assets in the aggregate, at market value, would be invested in securities which cannot be readily resold because of legal or contractual restrictions on resale or for which there is no readily available market, or repurchase agreements maturing in more than seven days or securities used as a cover for written over-the-counter options, if any. The Trustees, or the Investment Manager or the Sub-advisor acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, and therefore that such securities are not subject to the foregoing limitation.

2. The Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. Under such a circumstance, the Portfolio may have to liquidate securities at a time when it is disadvantageous to do so. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

3. The Portfolio will not enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions (as defined by the CFTC) if as a result the sum of the initial margin deposits and premium required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Portfolio's net assets.

4. The Portfolio will not enter into any futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions of the Portfolio would exceed the market value of the total assets of the Portfolio.

5. The Portfolio will not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

6. The Portfolio will not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts.

Non-Fundamental Investment Restrictions Applicable Only to AST Goldman Sachs Mid-Cap Growth Portfolio

1. The Portfolio will not change its policy to invest at least 80% of the value of its assets in medium capitalization companies unless it provides 60 days prior written notice to its shareholders.

2. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

3. The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

4. The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

5. The Portfolio does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Portfolio's Sub-advisor acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

6. The Portfolio may not invest in companies for the purpose of exercising control of management

Non-Fundamental Investment Restrictions Applicable Only to AST Goldman Sachs Small-Cap Value Portfolio

The Portfolio will not: 1. Effective July 31, 2002, change its policy to invest at least 80% of the value of its assets in small capitalization companies unless it provides 60 days prior written notice to its shareholders.

2. Pledge its assets (other than to secure borrowings or to the extent permitted by the Portfolio's investment policies as permitted by applicable law);

3. Make short sales of securities or maintain a short position except to the extent permitted by applicable law;

4. Invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Trustees;

5. Invest in the securities of other investment companies except as permitted by applicable law;

6. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities; or

7. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in this Statement and the Trust's Prospectus, as they may be amended from time to time.

Non-Fundamental Investment Restrictions Applicable Only to AST High Yield Portfolio

The Portfolio will not: (1) Invest in companies for the purpose of exercising control or management;

(2) Invest more than 15% of the Fund's net assets in illiquid investments, including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule144A under the 1933 Act;

(3) Purchase additional securities if the Fund's borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets; or

(4) Make short sales of securities, except short sales against-the-box.

Non-Fundamental Investment Restrictions Applicable Only to AST International Growth Portfolio

1. The Portfolio will not change its policy to invest at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States unless it provides 60 days prior written notice to its shareholders.

2. The Portfolio will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of CFTC regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

3. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

4. The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

5. The Portfolio does not currently intend to purchase securities of other investment companies, except in compliance with the 1940 Act.

6. The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

7. The Portfolio does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Sub-advisor acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, and Section 4(2) commercial paper. Accordingly, such securities may not be subject to the foregoing limitation.

8. The Portfolio may not invest in companies for the purpose of exercising control of management.

Non-Fundamental Investment Restrictions Applicable Only to AST International Value Portfolio

The Portfolio will not:

1. Change its policy to invest at least 80% of the value of its assets in equity securities unless it provides 60 days prior written notice to its shareholders.

2. Invest more than 15% of the market value of its net assets in securities which are not readily marketable, including repurchase agreements maturing in over seven days;

3. Purchase securities of other investment companies except in compliance with the 1940 Act;

4. Invest in companies for the purpose of exercising control or management.

5. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions (and provided that margin payments and other deposits in connection with transactions in options, futures and forward contracts shall not be deemed to constitute purchasing securities on margin); or

6. Sell securities short.

In addition, in periods of uncertain market and economic conditions, as determined by the Subadvisers, the Portfolio may depart from its basic investment objective and assume a defensive position with up to 100% of its assets temporarily invested in high quality corporate bonds or notes and government issues, or held in cash.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit that results from a change in values or net assets will not be considered a violation.

Non-Fundamental Investment Restrictions Applicable Only to AST JPMorgan International Equity Portfolio

The Portfolio will not:

1. Change its policy to invest at least 80% of the value of its assets in equity securities unless it provides 60 days prior written notice to its shareholders.

2. Make investments for the purpose of gaining control of a company's management.

Non-Fundamental Investment Restrictions Applicable Only to AST Lord Abbett Bond-Debenture Portfolio

The Portfolio will not:

1. Change its policy to invest at least 80% of the value of its assets in fixed income securities unless it provides 60 days prior written notice to its shareholders.

2. Pledge its assets (other than to secure borrowings, or to the extent permitted by the Portfolio's investment policies);

3. Make short sales of securities;

4. Invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities;

5. Invest in the securities of other investment companies except in compliance with the 1940 Act;

6. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

7. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in this Statement and the Trust's Prospectus, as they may be amended from time to time;

8. Invest more than 10% of the market value of its gross assets at the time of investment in debt securities that are in default as to interest or principal.

Non-Fundamental Investment Restrictions Applicable Only to AST MFS Global Equity Portfolio

The Portfolio will not:

1. Change its policy to invest at least 80% of the value of its assets in equity securities unless it provides 60 days prior written notice to its shareholders.

Non-Fundamental Investment Restrictions Applicable to AST Marsico Capital Growth Portfolio

1. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

2. The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

3. The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to (i) reverse repurchase agreements; (ii) deposits of assets on margin; (iii) guaranteed positions in futures, options, swaps or forward contracts; or (iv) the segregation of assets in connection with such contracts.

4. The Portfolio does not currently intend to purchase any securities or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees of the Trust, or the Sub-advisor acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any successor to such rule, and Section 4(2) commercial paper. Accordingly, such securities may not be subject to the foregoing limitation.

5. The Portfolio may not invest in companies for the purpose of exercising control or management.

Non-Fundamental Investment Restrictions Applicable Only to AST Mid-Cap Value Portfolio

The Portfolio may not:

1. Purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchase and sales of securities;

2. Mortgage, pledge or hypothecate any of its assets except that, in connection with permissible borrowings, not more than 20% of the assets of the Portfolio (not including amounts borrowed) may be used as collateral;

3. Invest in the securities of other investment companies except in compliance with the Investment Company Act of 1940;

4. Invest, in the aggregate, more than 15% of the value of its total assets in securities for which market quotations are not readily available, securities that are restricted for public sale, or in repurchase agreements maturing or terminable in more than seven days;

5. Sell securities short, except that the Portfolio may make short sales if it owns the securities sold short or has the right to acquire such securities through conversion or exchange of other securities it owns; or

6. Invest in companies for the purpose of exercising control.

Non-Fundamental Investment Restrictions Applicable Only to AST Money Market Portfolio

1. The Portfolio will not buy any securities or other property on margin (except for such short-term credits as are necessary for the clearance of transactions).

2. Portfolio will not invest in companies for the purpose of exercising control or management.

3. The Portfolio will not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the market value of the Portfolio's total assets would be in investments which are illiquid.

4. The Portfolio will not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date.

Non-Fundamental Investment Restrictions Applicable Only to AST Neuberger Berman Mid-Cap Growth Portfolio

1. The Portfolio will not change its policy to invest at least 80% of the value of its assets in medium capitalization companies unless it provides 60 days prior written notice to its shareholders.

2. The Portfolio may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

3. Except for the purchase of debt securities and engaging in repurchase agreements, the Portfolio may not make any loans other than securities loans.

4. The Portfolio may not purchase securities on margin from brokers, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

5. The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold without payment of additional consideration. Transactions in futures contracts and options shall not constitute selling securities short.

6. The Portfolio may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Portfolio has valued the securities, such as repurchase agreements maturing in more than seven days.

Non-Fundamental Investment Restrictions Applicable Only to AST Neuberger Berman Mid-Cap Value Portfolio

1. The Portfolio will not change its policy to invest at least 80% of the value of its assets in medium capitalization companies unless it provides 60 days prior written notice to its shareholders.

2. The Portfolio may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

3. Except for the purchase of debt securities and engaging in repurchase agreements, the Portfolio may not make any loans other than securities loans.

4. The Portfolio may not purchase securities on margin from brokers, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

5. The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold without payment of additional consideration. Transactions in futures contracts and options shall not constitute selling securities short.

6. The Portfolio may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Portfolio has valued the securities, such as repurchase agreements maturing in more than seven days.

7. The Portfolio may not invest in puts, calls, straddles, spreads, or any combination thereof, except that the Portfolio may (i) write (sell) covered call options against portfolio securities having a market value not exceeding 10% of its net assets and (ii) purchase call options in related closing transactions. The Portfolio does not construe the foregoing limitation to preclude it from purchasing or writing options on futures contracts.

8. The Portfolio may not invest more than 10% of the value of its total assets in securities of foreign issuers, provided that this limitation shall not apply to foreign securities denominated in U.S. dollars.

Non-Fundamental Investment Restrictions of AST Neuberger Berman Small-Cap Growth Portfolio

The Portfolio will not:

1. Change its policy to invest at least 80% of the value of its assets in small capitalization companies unless it provides 60 days prior written notice to its shareholders.

2. Invest for the purpose of exercising control or management of another issuer.

3. Purchase securities of other investment companies, except in compliance with the 1940 Act.

4. Invest more than 15% of its net assets in illiquid securities.

Non-Fundamental Investment Restrictions of Applicably Only to AST PIMCO Total Return Bond Portfolio

1. The Portfolio will not change its policy to invest at least 80% of the value of its assets in fixed income securities unless it provides 60 days prior written notice to its shareholders.

2. The Portfolio will not invest more than 15% of the assets of the Portfolio (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Portfolio has purchased, securities being used to cover options a Portfolio has written, securities for which market quotations are not readily available, or other securities which legally or in the Sub-advisor's option may be deemed illiquid.

3. The Portfolio will not purchase securities for the Portfolio from, or sell portfolio securities to, any of the officers and directors or Trustees of the Trust or of the Investment Manager or of the Sub-advisor.

4. The Portfolio will not invest more than 5% of the assets of the Portfolio (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities.

5. The Portfolio will not maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in the Trust's Prospectus and this Statement for transactions in options, futures, and options on futures transactions arising under swap agreements or other derivative instruments.

6. Invest in companies for the purpose of exercising control or management.

7. Buy any securities or other property on margin (except for such short-term credits as are necessary for the clearance of transactions).

Non-Fundamental Investment Restrictions Applicable Only to AST PIMCO Limited Maturity Bond Portfolio

1. The Portfolio will not change its policy to invest at least 80% of the value of its assets in fixed income securities unless it provides 60 days prior written notice to its shareholders.

2. Invest more than 15% of the assets of the Portfolio (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that a Portfolio has purchased, securities being used to cover such options a Portfolio has written, securities for which market quotations are not readily available, or other securities which legally or in the Sub-advisor's opinion may be deemed illiquid.

3. Invest more than 5% of the assets of the Portfolio (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities.

4. Maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in the Prospectus and in this SAI.

5. Invest in companies for the purpose of exercising control or management.

6. Buy any securities or other property on margin (except for such short-term credits as are necessary for the clearance of transactions).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Portfolio has adopted an investment policy pursuant to which the Portfolio will not purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Portfolio, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Portfolio and margin deposits on the Portfolio's existing OTC options on futures contracts exceeds 15% of the total assets of the Portfolio, taken at market value, together with all other assets of the Portfolio which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Portfolio to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Portfolio has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Portfolio will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money."

Non-Fundamental Investment Restrictions Applicable Only to AST Small-Cap Growth Portfolio

The Portfolio will not:

1. Change its policy to invest at least 80% of the value of its assets in small capitalization companies unless it provides 60 days prior written notice to its shareholders.

2. Invest for the purpose of exercising control or management of another issuer.

3. Purchase securities of other investment companies, except in compliance with the 1940 Act.

4. Invest more than 15% of its net assets in illiquid securities.

Non-Fundamental Investment Restrictions Applicable Only to AST Small-Cap Value Portfolio

The Portfolio will not:

1. Change its policy to invest at least 80% of the value of its assets in small capitalization companies unless it provides 60 days prior written notice to its shareholders (this limitation is effective on July 31, 2002).

2. Purchase additional securities when money borrowed exceeds 5% of its total assets;

3. Invest in companies for the purpose of exercising management or control;

4. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Portfolio's net asset value;

5. Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities. Securities eligible for resale under Rule 144A of the Securities Act of 1933 may be subject to this 15% limitation;

6. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or the conditions of any order of exemption from the SEC regarding the purchase of securities of money market funds managed by the Sub-advisor or its affiliates;

7. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments;

8. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

9. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Trust's Prospectus and this Statement;

10. Sell securities short, except that the Portfolio may make short sales if it owns the securities sold short or has the right to acquire such securities through conversion or exchange of other securities it owns; or

11. Invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants, except that this restriction does not apply to warrants acquired as a result of the purchase of another security. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market.

Non-Fundamental Investment Restrictions Applicable Only to AST T. Rowe Price Asset Allocation Portfolio

The Portfolio will not:

1. Purchase additional securities when money borrowed exceeds 5% of the Portfolio's total assets;

2. Invest in companies for the purpose of exercising management or control;

3. Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities. Securities eligible for resale under Rule144A of the Securities Act of 1933 may be subject to this 15% limitation;

4. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act;

5. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

6. Invest in puts, calls, straddles, spreads, or any combination thereof to the extent permitted by the Trust's Prospectus and this Statement;

7. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments;

8. Invest in warrants if, as a result thereof, more than 10% of the value of the total assets of the Portfolio would be invested in warrants, provided that this restriction does not apply to warrants acquired as the result of the purchase of another security. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market;

9. Effect short sales of securities; or

10. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the Portfolio's net assets.

Notwithstanding anything in the above fundamental and operating restrictions to the contrary, the Portfolio may, as a fundamental policy, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio subject to the prior approval of the Investment Manager. The Investment Manager will not approve such investment unless: (a) the Investment Manager believes, on the advice of counsel, that such investment will not have an adverse effect on the tax status of the annuity contracts and/or life insurance policies supported by the separate accounts of the Participating Insurance Companies which purchase shares of the Trust; (b) the Investment Manager has given prior notice to the Participating Insurance Companies that it intends to permit such investment and has determined whether such Participating Insurance Companies intend to redeem any shares and/or discontinue purchase of shares because of such investment; (c) the Trustees have determined that the fees to be paid by the Trust for administrative, accounting, custodial and transfer agency services for the Portfolio subsequent to such an investment are appropriate, or the Trustees have approved changes to the agreements providing such services to reflect a reduction in fees; (d) the Sub-advisor for the Portfolio has agreed to reduce its fee by the amount of any investment advisory fees paid to the investment manager of such open-end management investment company; and (e) shareholder approval is obtained if required by law. The Portfolio will apply for such exemptive relief under the provisions of the 1940 Act, or other such relief as may be necessary under the then governing rulesand regulations of the 1940 Act, regarding investments in such investment companies.

Non-Fundamental Investment Restrictions Applicable to AST T. Rowe Price Global Bond Portfolio

The Portfolio will not:

1. The Portfolio will not change its policy to invest at least 80% of the value of its assets in fixed income securities unless it provides 60 days prior written notice to its shareholders.

2. Pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its total assets;

3. Purchase securities on margin, except (i) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments and (ii) the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

4. Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities;

5. Buy options on securities or financial instruments, unless the aggregate premiums paid on all such options held by the Portfolio at any time do not exceed 20% of its net assets; or sell put options on securities if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of the Portfolio's net assets;

6. Enter into futures contracts or purchase options thereon which do not represent bona fide hedging unless immediately after the purchase, the value of the aggregate initial margin with respect to all such futures contracts entered into on behalf of the Portfolio and the premiums paid for such options on futures contracts does not exceed 5% of the Portfolio's total assets, provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

7. Purchase warrants if as a result warrants taken at the lower of cost or market value would represent more than 10% of the value of the Portfolio's total net assets, except that this restriction does not apply to warrants acquired as a result of the purchase of another security;

8. Make securities loans if the value of such securities loaned exceeds 30% of the value of the Portfolio's total assets at the time any loan is made; all loans of portfolio securities will be fully collateralized and marked to market daily. The Portfolio has no current intention of making loans of portfolio securities that would amount to greater than 5% of the Portfolio's total assets; or

9. Purchase or sell real estate limited partnership interests.

10. Invest more than 20% of its total assets in below investment grade, high-risk bonds, including bonds in default or those with the lowest rating;

11. Invest in companies for the purpose of exercising management or control;

12. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act; or

13. Effect short sales of securities.

In addition to the restrictions described above, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes these funds may be known as Passive Foreign Investment Companies. The Portfolio is subject to certain percentage limitations under the 1940 Act relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the Portfolio's total assets may be invested in such securities.

Restrictions with respect to repurchase agreements shall be construed to be for repurchase agreements entered into for the investment of available cash consistent with the Portfolio's repurchase agreement procedures, not repurchase commitments entered into for general investment purposes.

If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Investment Policies" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of Portfolio's assets will not be considered a violation of the restriction.

Non-Fundamental Investment Restrictions Applicable to AST T. Rowe Price Large-Cap Growth Portfolio

9. Purchase or sell real estate limited partnership interests.

10. Invest more than 20% of its total assets in below investment grade, high-risk bonds, including bonds in default or those with the lowest rating;

11. Invest in companies for the purpose of exercising management or control;

12. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act; or

13. Effect short sales of securities.

In addition to the restrictions described above, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes these funds may be known as Passive Foreign Investment Companies. The Portfolio is subject to certain percentage limitations under the 1940 Act relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the Portfolio's total assets may be invested in such securities.

Restrictions with respect to repurchase agreements shall be construed to be for repurchase agreements entered into for the investment of available cash consistent with the Portfolio's repurchase agreement procedures, not repurchase commitments entered into for general investment purposes.

If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Investment Policies" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of Portfolio's assets will not be considered a violation of the restriction.

Non-Fundamental Investment Restrictions Applicable Only to AST T. Rowe Price Natural Resources Portfolio

The Portfolio will not:

1. Change its policy to invest at least 80% of the value of its assets in the securities of natural resource companies unless it provides 60 days prior written notice to its shareholders.

2. Purchase additional securities when money borrowed exceeds 5% of its total assets;

3. Invest in companies for the purpose of exercising management or control;

4. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Portfolio's net asset value;

5. Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities. Securities eligible for resale under Rule 144A of the Securities Act of 1933 may be subject to this 15% limitation;

6. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

7. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments;

8. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

Non-Fundamental Investment Restrictions Applicable Only to AST UBS Dynamic Alpha Portfolio

1. The Portfolio may invest in other investment companies, including investment companies managed by UBS or an affiliate, to the extent permitted by the Investment Company Act and the rules thereunder. 2. The Portfolio may borrow from banks to purchase investments to the extent permitted by the Investment Company Act. 3. The Portfolio may effect short sales "against the box," and may also sell securities short.

INFORMATION ABOUT TRUSTEES AND OFFICERS

Information about the Trustees and the Officers of the Fund is set forth below. Trustees who are not deemed to be "interested persons" of the Fund, as defined in the 1940 Act, are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Fund are referred to as "Interested Trustees." The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Trustees
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Saul K. Fenster, Ph.D. (74) No. of Portfolios Overseen: 77

Currently President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; formerly Director (1998-2005) of Society of Manufacturing Engineering Education Foundation; formerly Director of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering

Member (since 2006), Board of The Ridgefield Foundation and The Leir Foundation.
Delayne Dedrick Gold (68) No. of Portfolios Overseen: 76	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.
W. Scott McDonald, Jr. (70) No. of Portfolios Overseen: 77

Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); Formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.

Thomas T. Mooney (65) No. of Portfolios Overseen: 76	Chief Executive Officer, Excell Partners, Inc.; formerly President of the Greater Rochester Metro Chamber of Commerce, Rochester City Manager; formerly Deputy Monroe County Executive.
Thomas M. O'Brien (56) No. of Portfolios Overseen: 76

President and COO (since November 2006) of State Bancorp, Inc. and State Bank; Vice Chairman (January 1997-April 2000) of North Fork Bank; President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York

Formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; Formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (since November 2006) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

John A. Pileski (67) No. of Portfolios Overseen: 76	Retired since June 2000; Tax Partner (July 1974-June 2000) of KPMG, LLP.	Director (since April 2001) of New York Community Bank; Director (since May 1980) of Surf Club of Quogue, Inc
F. Don Schwartz (71) No. of Portfolios Overseen: 76	Management Consultant (since April 1985).

Interested Trustees
David R. Odenath, Jr. (50) No. of Portfolios Overseen: 76

President of Prudential Annuities (since August 2002); Senior Vice President (since June 1999) of Prudential; Executive Vice President (since May 2003) of Prudential Investment Management Services LLC; President, Chief Executive Officer, Chief Operating Officer, Officer in Charge and Director (since June 2005) of AST Investment Services, Inc; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (September 1999-February 2003) of Prudential Investments LLC.

Robert F. Gunia (60) No. of Portfolios Overseen: 143

Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.;

Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Advanced Series Trust--Trustee Length of Service
Saul K. Fenster, Ph.D.	Delayne Dedrick Gold	W. Scott McDonald, Jr.	Thomas T. Mooney	Thomas M. O'Brien	John A. Pileski	F. Don Schwartz	David R. Odenath	Robert F. Gunia
Trustee Since 2003	Trustee Since 2003	Trustee Since 2003	Trustee Since 2003	Trustee Since 2003	Trustee Since 2001	Trustee Since 1992	President and Trustee Since 2003	Vice President and Trustee Since 2003

Fund Officers
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Kathryn L. Quirk (54) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Lee D. Augsburger (47) Chief Compliance Officer

Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of AST Investment Services, Inc.

Grace C. Torres (47) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

Valerie M. Simpson (48) Deputy Chief Compliance Officer	Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President-Financial Reporting (since March 2006) for Prudential Life and Annuities Finance.
Deborah A. Docs (49) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Noreen M. Fierro (42) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Jonathan D. Shain (48) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

John P. Schwartz (35) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Claudia DiGiacomo (32) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French (44) Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).
M. Sadiq Peshimam (43) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Jack Benintende (42) Assistant Treasurer	Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly Senior manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994-June 2000).
Alan Fu (51) Assistant Treasurer	Vice President – Tax, The Prudential Insurance Company of America (1999 to October 2003); Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).

Advanced Series Trust--Officer Length of Service
Kathryn L. Quirk	Lee D. Augsburger	Valerie M. Simpson	Grace C. Torres	Deborah A. Docs	Noreen M. Fierro	Jonathan D. Shain	John P. Schwartz	Claudia DiGiacomo	Andrew R. French	Jack Benintende	M. Sadiq Peshimam	Alan Fu	Valerie M. Simpson
Chief Legal Officer Since 2005	Chief Compliance Officer Since 2004	Deputy Chief Compliance Officer Since 2007	Principal Financial and Accounting Officer Since 2003	Secretary Since 2005	Anti-Money Laundering Compliance Officer Since 2006	Assistant Secretary Since 2005	Assistant Secretary Since 2006	Assistant Secretary Since 2005	Assistant Secretary Since 2006	Assistant Treasurer Since 2006	Assistant Treasurer Since 2006	Assistant Treasurer Since 2006	Deputy Chief Compliance Officer since 2006

Explanatory Notes to Tables:

Trustees are deemed to be "Interested", as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

Unless otherwise noted, the address of all Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75.

"Other Directorships Held" includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

"No. of Portfolios Overseen" includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, Advanced Series Trust, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc. and Prudential's Gibraltar Fund, Inc.

Compensation of Trustees and Officers. Pursuant to a Management Agreement with the Fund, the Manager pays all compensation of Officers and employees of the Fund as well as the fees and expenses of all Interested Trustees. The Fund pays each of its Independent Trustees annual compensation in addition to certain out-of-pocket expenses. Trustees who serve on Board Committees may receive additional compensation. The amount of annual compensation paid to each Independent Trustee may change as a result of the introduction of additional funds on whose Boards the Trustee may be asked to serve.

Independent Trustees may defer receipt of their fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues deferred Trustees' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of any JennisonDryden or Strategic Partners mutual fund chosen by the Trustee. Payment of the interest so accrued is also deferred and becomes payable at the option of the Trustee. The Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund. The Fund does not have a retirement or pension plan for its Trustees.

The following table sets forth the aggregate compensation paid by the Fund for the Fund's most recently completed fiscal year to the Independent Trustees for service on the Fund's Board, and the Board of any other investment company in the Fund Complex for the most recently completed calendar year. Trustees and officers who are "interested persons" of the Fund (as defined in the 1940 Act) do not receive compensation from the Fund Complex and therefore are not shown in the following table.

Compensation Received by Independent Trustees -- Advanced Series Trust
Name	Aggregate Fiscal Year Compensation from Fund	Pension or Retirement Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex for Most Recent Calendar Year
Saul K. Fenster	$88,940	None	None	$188,000(4/77)*
Delayne Dedrick Gold	$89,040	None	None	$179,000(3/76)*
Julian A. Lerner***	$40,200	None	None	$80,000
W. Scott McDonald, Jr.**	$91,300	None	None	$188,000(4/77)*
Thomas T. Mooney**	$110,350	None	None	$222,000(3/76)*
Thomas M. O'Brien**	$88,540	None	None	$178,000(3/76)*
John A. Pileski	$91,760	None	None	$185,000(3/76)*
F. Don Schwartz**	$86,650	None	None	$174,000(3/76)*

Explanatory Notes to Compensation Table

*Number of funds and portfolios represent those in existence as of December 31, 2006.

**Earnings stated above exclude the following earnings in calendar year 2006 on deferred compensation balances, for Trustees who had deferred their fees in calendar year 2006 or earlier: W. Scott McDonald, Jr.: $17,978

Thomas T. Mooney: $63,601

Thomas M. O'Brien: $143,334

F. Don Schwartz: $17,915

***Ceased to be a Trustee in 2006.

Board Committees. The Board of Trustees (the Board) has established two standing committees in connection with governance of the Fund—Audit and Governance. Information on the membership of each standing committee and its functions is set forth below.

Audit Committee. The Audit Committee consists of Mr. Pileski (chair) Mr. O'Brien, Ms. Gold and Mr. Mooney (ex-officio). The Board has determined that each member of the Audit Committee is not an "interested person" as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund's independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Funds. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Fund, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The number of Audit Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below.

Governance Committee. The Governance Committee of the Board is responsible for nominating Trustees and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Governance Committee are Mr. Fenster (Chair), Mr. McDonald, Mr. Schwartz and Mr. Mooney (ex-officio). The Board has determined that each member of the Governance Committee is not an "interested person" as defined in the 1940 Act. The number of Governance Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below. The Governance Committee Charter is available on the Fund's website at www.americanskandia.prudential.com.

Selection of Director Nominees. The Governance Committee is responsible for considering trustee nominees for Trustees at such times as it considers electing new members to the Board. The Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the 1940 Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable Commission rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a director for nomination should submit his or her recommendation in writing to the Chair of the Board (Thomas T. Mooney) or the Chair of the Governance Committee (Saul K. Fenster), in either case in care of the Fund), at P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include: the name, address, and business, educational, and/or other pertinent background of the person being recommended; a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940; any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Fund's investment adviser) would be deemed an "interested person" under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Fund's outside legal counsel may cause a person to be deemed an "interested person." Before the Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under Commission and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Board Committee Meetings (for most recently completed fiscal year)
Fund Name	Audit Committee	Governance Committee
Advanced Series Trust	5	3

Share Ownership. Information relating to each Trustee's share ownership in the indicated Fund(s) and in all registered funds in the PI-advised funds that are overseen by the respective Trustee as of the most recently completed calendar year is set forth in the chart below.

Trustee Share Ownership: Independent Trustees
Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities Owned by Trustee in All Registered Investment Companies in Fund Complex
Saul K. Fenster	None	over $100,000
Delayne Dedrick Gold	None	over $100,000
Julian A. Lerner	--------------------	--------------------
W. Scott McDonald, Jr.	None	over $100,000
Thomas T. Mooney	None	over $100,000
Thomas M. O'Brien	None	over $100,000
John A. Pileski	None	$10,001 - $50,000
F. Don Schwartz	None	over $100,000
Trustee Share Ownership: Interested Trustees
David R. Odenath	None	over $100,000
Robert F. Gunia	None	over $100,000

None of the Independent Trustees, or any member of his / her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of the most recently completed calendar year.

Shareholder Communications with the Board of Trustees. Shareholders of the Fund can communicate directly with the Board of Trustees by writing to the Chair of the Board, c/o the Fund, P.O. Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to that Trustee, c/o the Fund, P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

MANAGEMENT & ADVISORY ARRANGEMENTS

Co-Managers. The Co-Managers of the Fund are Prudential Investments LLC and AST Investment Services, Inc. (collectively, PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. As of December 31, 2006, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $106.6 billion. PI is a wholly-owned subsidiary of PIFM HoldCo.LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential).

Pursuant to Management Agreements with the Fund (collectively, the Management Agreement), PI, subject to the supervision of the Fund's Board and in conformity with the stated policies of the Fund, manages both the investment operations of each Portfolio and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of the Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PI will review the performance of the Subadvisers and make recommendations to the Board with respect to the retention of investment advisers and the renewal of contracts. PI also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Fund's custodian (the Custodian), and the Fund's transfer agent. The management services of PI to the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

In connection with its management of the corporate affairs of the Fund, PI bears the following expenses:

  the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Independent Trustees;

  all expenses incurred by the Manager or the Fund in connection with managing the ordinary course of a Fund's business, other than those assumed by the Fund as described below; and

  the fees, costs and expenses payable to any investment subadviser(s) pursuant to a Subadvisory Agreement(s) between PI and such investment subadviser(s).

Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses:

  the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets payable to the Manager;

  the fees and expenses of Independent Trustees;

  the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares;

  the charges and expenses of the Fund's legal counsel and independent auditors;

  brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities (and futures, if applicable) transactions;

  all taxes and corporate fees payable by the Fund to governmental agencies;

  the fees of any trade associations of which the Fund may be a member;

  the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Fund;

  the cost of fidelity, directors and officers and errors and omissions insurance;

  the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and paying notice filing fees under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes;

  allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders;

  litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and distribution and service (12b-1) fees.

The Management Agreement provides that PI will not be liable for any error of judgment by PI or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PI or a Fund by the Board or vote of a majority of the outstanding voting securities of the Fund, (as defined in the 1940 Act) upon not more than 60 days nor less than 30 days written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Fees payable under the Management Agreement are computed daily and paid monthly. PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Portfolio. Management fee waivers and subsidies will increase a Portfolio's total return. These voluntary waivers may be terminated at any time without notice. The table below sets forth the applicable contractual management fee rate and the management fees received by PI from the Fund for each Portfolio for the indicated fiscal years.

The manager-of-managers structure operates under an order issued by the SEC. The current order permits us to hire subadvisers or amend subadvisory agreements, without shareholder approval, only with subadvisers that are not affiliated with Prudential Financial, Inc. The current order imposes the following conditions:

1. PI will provide general management and administrative services to the Fund including overall supervisory responsibility for the general management and investment of the Fund's securities portfolio, and, subject to review and approval by the Board, will (a) set the Portfolios' overall investment strategies; (b) select subadvisers; (c) monitor and evaluate the performance of subadvisers; (d) allocate and, when appropriate, reallocate a Portfolio's assets among its subadvisers in those cases where a Portfolio has more than one subadviser; and (e) implement procedures reasonably designed to ensure that the subadvisers comply with the Fund's investment objectives, policies, and restrictions.

2. Before a Portfolio may rely on the order, the operation of the Portfolio in the manner described in the Application will be approved by a majority of its outstanding voting securities, as defined in the Investment Company Act, or, in the case of a new Portfolio whose public shareholders purchased shares on the basis of a prospectus containing the disclosure contemplated by condition (4) below, by the sole shareholder before offering of shares of such Portfolio to the public.

3. The Fund will furnish to shareholders all information about a new subadviser or subadvisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new subadviser or any proposed material change in a Portfolio's subadvisory agreement. The Fund will meet this condition by providing shareholders with an information statement complying with the provisions of Regulation 14C under the Securities Exchange Act of 1934 (the Exchange Act), as amended, and Schedule 14C thereunder. With respect to a newly retained subadviser, or a change in a subadvisory agreement, this information statement will be provided to shareholders of the Portfolio a maximum of ninety (90) days after the addition of the new subadviser or the implementation of any material change in a subadvisory agreement. The information statement will also meet the requirements of Schedule 14A under the Exchange Act.

4. The Fund will disclose in its prospectus the existence, substance and effect of the order granted pursuant to the Application.

5. No Trustee or officer of the Fund or director or officer of PI will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such director or officer) any interest in any subadviser except for (a) ownership of interests in PI or any entity that controls, is controlled by or is under common control with PI, or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.

6. PI will not enter into a subadvisory agreement with any subadviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Fund or PI other than by reason of serving a subadviser to one or more Portfolios (an "Affiliated Subadviser") without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Portfolio.

7. At all times, a majority of the members of the Board will be persons each of whom is not an "interested person" of the Fund as defined in Section 2(a)(19) of the Investment Company Act ("Independent Trustees"), and the nomination of new or additional Independent Directors will be placed within the discretion of the then existing Independent Trustees.

8. When a subadviser change is proposed for a Portfolio with an Affiliated Subadviser, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the Board's minutes, that such change is in the best interests of the Portfolio and its shareholders and does not involve a conflict of interest from which PI or the Affiliated subadviser derives an inappropriate advantage.

Management Fee Rates and Management Fees Paid by the Fund
Portfolio	Fee Rate	2006	2005	2004
AST Advanced Strategies Portfolio	0.85% of average daily net assets	$1,906,194	N/A	N/A
AST AllianceBernstein Core Value Portfolio	0.75% of average daily net assets	2,574,350	$2,185,892	$1,715,705
AST AllianceBernstein Growth & Income Portfolio	0.75% of average daily net assets	20,873,803	$18,562,548	14,754,011
AST AllianceBernstein Managed Index 500 Portfolio	0.60% of average daily net assets	2,761,986	3,021,247	3,289,927
AST American Century Income & Growth Portfolio	0.75% of average daily net assets	2,792,999	3,120,641	2,933,112
AST American Century Strategic Allocation Portfolio	0.85% of average daily net assets	1,573,139	1,836,395	1,967,485
AST Cohen & Steers Realty Portfolio	1.00% of average daily net assets	4,737,241	3,998,879	3,221,036
AST DeAM Large-Cap Value Portfolio	0.85% of average daily net assets	1,982,370	1,483,772	1,316,848
AST DeAM Small-Cap Value Portfolio	0.95% of average daily net assets	1,035,503	1,054,475	672,828
AST Federated Aggressive Growth Portfolio	0.95% of average daily net assets	5,909,002	4,038,282	2,428,067
AST First Trust Balanced Target Portfolio	0.85% of average daily net assets	1,435,251	N/A	N/A
AST First Trust Capital Appreciation Target Portfolio	0.85% of average daily net assets	1,606,483	N/A	N/A
AST Goldman Sachs Concentrated Growth Portfolio	0.90% of average daily net assets	6,198,365	7,393,742	9,213,248
AST Goldman Sachs Mid-Cap Growth Portfolio	1.00% of average daily net assets	3,350,654	3,318,576	2,114,611
AST Goldman Sachs Small-Cap Value Portfolio	0.95% of average daily net assets	2,304,755	2,668,423	3,007,975
AST High Yield Portfolio	0.75% of average daily net assets	4,601,097	4,702,052	5,470,793
AST International Growth Portfolio	1.00% of average daily net assets	20,779,295	14,870,948	10,224,182
AST International Value Portfolio	1.00% of average daily net assets	6,816,029	2,016,452	1,719,328
AST JPMorgan International Equity Portfolio	1.00% of average daily net assets to $75 million; 0.85% of average daily net assets over $75 million	4,242,418	3,627,835	2,838,631
AST Large-Cap Value Portfolio	0.75% of average daily net assets	11,065,961	5,079,230	4,457,421
AST Lord Abbett Bond-Debenture Portfolio	0.80% of average daily net assets	$4,744,453	$4,601,042	$3,156,878
AST MFS Global Equity Portfolio	1.00% of average daily net assets	1,743,177	1,646,668	1,222,784
AST MFS Growth Portfolio	0.90% of average daily net assets	4,389,413	4,845,699	5,053,539
AST Marsico Capital Growth Portfolio	0.90% of average daily net assets	32,469,245	24,221,096	17,125,762
AST Mid-Cap Value Portfolio	0.95% of average daily net assets	1,401,827	1,682,366	1,774,598
AST Money Market Portfolio	0.50% of average daily net assets	9,950,901	9,488,352	9,976,603
AST Neuberger Berman Mid-Cap Growth Portfolio	0.90% of average daily net assets to $1 billion; 0.85% of average daily net assets over $1 billion	6,242,663	3,550,417	3,227,666
AST Neuberger Berman Mid-Cap Value Portfolio	0.90% of average daily net assets to $1 billion; 0.85% of average daily net assets over $1 billion	11,741,529	12,231,152	10,054,756
AST Neuberger Berman Small-Cap Growth Portfolio	0.95% of average daily net assets	2,327,584	2,664,636	3,329,908
AST PIMCO Total Return Bond Portfolio	0.65% of average daily net assets	16,156,763	11,414,875	14,364,170
AST PIMCO Limited Maturity Bond Portfolio	0.65% of average daily net assets	9,651,331	9,794,610	5,924,396
AST Small-Cap Growth Portfolio	0.90% of average daily net assets	1,637,591	1,755,148	2,331,618
AST Small-Cap Value Portfolio	0.90% of average daily net assets	9,790,986	8,830,429	7,517,906
AST T. Rowe Price Asset Allocation Portfolio	0.85% of average daily net assets	3,661,643	3,680,936	3,276,291
AST T. Rowe Price Global Bond Portfolio	0.80% of average daily net assets	3,988,737	3,524,834	1,976,449
AST T. Rowe Price Large-Cap Growth Portfolio	0.90% of average daily net assets to $1 billion; 0.85% of average daily net assets over $1 billion	8,068,816	2,108,086	2,255,999
AST T. Rowe Price Natural Resources Portfolio	0.90% of average daily net assets	4,816,682	2,872,389	1,652,904
AST UBS Dynamic Alpha Portfolio (1)	1.00% of average daily net assets	191,547	213,267	244,392
AST Aggressive Growth Asset Allocation Portfolio	0.15% of average daily net assets	343,154	1,799	N/A
AST Capital Growth Asset Allocation Portfolio	0.15% of average daily net assets	3,184,786	10,635	N/A
AST Balanced Asset Allocation Portfolio	0.l5% of average daily net assets	2,641,749	9,615	N/A
AST Conservative Asset Allocation Portfolio	0.15% of average daily net assets	663,525	2,173	N/A
AST Preservation Asset Allocation Portfolio	0.15% of average daily net assets	242,257	641	N/A

(1) This Portfolio was known as the AST Global Allocation Portfolio until May 1, 2007, and the management fee rate for this Portfolio was 0.10% through April 30, 2007. Pursuant to shareholder approval, the management fee rate changed to 1.00% effective as of May 1, 2007.

Fee Waivers/Subsidies

PI may from time to time waive all or a portion of its management fee and/or subsidize all or a portion of the operating expenses of the Portfolios. Fee waivers and subsidies will increase a Portfolio's return. Effective as of July 1, 2006, PI voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund, as set forth in the table below. The expense limitations may be discontinued or otherwise modified at any time.

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
AST Advanced Strategies Portfolio	None
AST AllianceBernstein Core Value Portfolio	limit Portfolio expenses to 1.25% of total assets
AST AllianceBernstein Growth & Income Portfolio	limit Portfolio expenses to 1.25% of total assets
AST AllianceBernstein Managed Index 500 Portfolio	limit Portfolio expenses to 0.80% of total assets
AST American Century Income & Growth Portfolio	limit Portfolio expenses to 1.25% of total assets
AST American Century Strategic Allocation Portfolio	limit Portfolio expenses to 1.25% of total assets
AST Cohen & Steers Realty Portfolio	limit Portfolio expenses to 1.45% of total assets
AST DeAM Large-Cap Value Portfolio	limit Portfolio expenses to 1.25% of total assets
AST DeAM Small-Cap Value Portfolio	limit Portfolio expenses to 1.14% of total assets
AST Federated Aggressive Growth Portfolio	limit Portfolio expenses to 1.35% of total assets
AST First Trust Balanced Target Portfolio	None
AST First Trust Capital Appreciation Target Portfolio	None
AST Goldman Sachs Concentrated Growth Portfolio	limit Portfolio expenses to 0.86% of total assets
AST Goldman Sachs Mid-Cap Growth Portfolio	limit Portfolio expenses to 1.12% of total assets
AST Goldman Sachs Small-Cap Value Portfolio	limit Portfolio expenses to 1.35% of total assets
AST High Yield Portfolio	limit Portfolio expenses to 0.88% of total assets
AST International Growth Portfolio	limit Portfolio expenses to 1.75% of total assets
AST International Value Portfolio	limit Portfolio expenses to 1.50% of total assets
AST JPMorgan International Equity Portfolio	limit Portfolio expenses to 1.01% of total assets
AST Large-Cap Value Portfolio	limit Portfolio expenses to 1.20% of total assets
AST Lord-Abbett Bond Debenture Portfolio	limit Portfolio expenses to 0.88% of total assets
AST MFS Global Equity Portfolio	limit Portfolio expenses to 1.18% of total assets
AST MFS Growth Portfolio	limit Portfolio expenses to 1.35% of total assets
AST Marsico Capital Growth Portfolio	limit Portfolio expenses to 1.35% of total assets
AST Mid-Cap Value Portfolio	limit Portfolio expenses to 1.45% of total assets
AST Money Market Portfolio	limit Portfolio expenses to 0.56% of total assets
AST Neuberger Berman Mid-Cap Growth Portfolio	limit Portfolio expenses to 1.25% of total assets
AST Neuberger Berman Mid-Cap Value Portfolio	limit Portfolio expenses to 1.25% of total assets
AST Neuberger Berman Small-Cap Growth Portfolio	limit Portfolio expenses to 1.35% of total assets
AST PIMCO Total Return Bond Portfolio	contractually limit Portfolio expenses to 1.05% of total assets
AST PIMCO Limited Maturity Bond Portfolio	limit Portfolio expenses to 1.05% of total assets
AST Small-Cap Growth Portfolio	limit Portfolio expenses to 1.07% of total assets
AST Small-Cap Value Portfolio	limit Portfolio expenses to 1.30% of total assets
AST T. Rowe Price Asset Allocation Portfolio	limit Portfolio expenses to 1.25% of total assets
AST T. Rowe Price Global Bond Portfolio	limit Portfolio expenses to 1.75% of total assets
AST T. Rowe Price Large-Cap Growth Portfolio	limit Portfolio expenses to 1.45% of total assets
AST T. Rowe Price Natural Resources Portfolio	limit Portfolio expenses to 1.35% of total assets
AST UBS Dynamic Alpha Portfolio	None
AST Dynamic Asset Allocation Portfolios	limit Portfolio expenses to 0.20% of total assets

Waiver of Administrative Services Fee. For each of the Portfolios of the Trust except the AST Dynamic Asset Allocation Portfolios, 0.03% of the 0.10% administrative services fee is voluntarily waived. The AST Dynamic Asset Allocation Portfolios do not pay this 0.10% administrative service fee. This waiver is subject to the expense limitations set forth in the preceding table.

Subadvisers. PI has entered into Subadvisory Agreements with each of the Subadvisers named in the table appearing below. The Subadvisory Agreements provide that the Subadvisers will furnish investment advisory services in connection with the management of each Fund. In connection therewith, the Subadviser are obligated to keep certain books and records of the Trust. Under each Subadvisory Agreement, each Subadviser, subject to the supervision of PI, is responsible for managing the assets of a Portfolio in accordance with the Portfolio's investment objectives, investment program and policies. The Subadvisers determine what securities and other instruments are purchased and sold for each Portfolio and are responsible for obtaining and evaluating financial data relevant to the Portfolio. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadvisers' performance of such services.

Pursuant to each Subadvisory Agreement, PI pays each Subadviser a fee. The tables below set forth the current fee rates and fees paid by PI to each Subadviser for the three most recent fiscal years. The fee rates represent the fees as a percentage of average daily net assets.

As discussed in the Prospectus, PI employs each Subadviser under a "manager of managers" structure that allows PI to replace the Subadvisers or amend a Subadvisory Agreement without seeking shareholder approval. PI is authorized to select (with approval of the Board's independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated or modified. It is possible that PI will continue to be satisfied with the performance record of the existing subadvisers and not recommend any additional subadvisers. PI is also responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of the Portfolio's assets, and PI can change the allocations without Board or shareholder approval. PI will review the allocations periodically and may adjust them without prior notice. The annual update to the Fund's prospectus will reflect these adjustments. Shareholders will be notified of any new subadvisers or materially amended subadvisory agreements.

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate*
AST Advanced Strategies Portfolio	Marsico Capital Management, LLC	0.40% to $1.5 billion; 0.35% over $1.5 billion (domestic large cap growth category)
	T. Rowe Price Associates, Inc.	0.40% to $250 million; 0.375% over $250 million to $500 million; 0.35% over $500 million (domestic large cap value category)
	William Blair & Company LLC	0.30% to $500 million; 0.25% over $500 million to $1 billion; 0.20% over $1 billion (international growth category)
	LSV Asset Management (LSV)	0.45% to $150 million; 0.425% over $150 million to $300 million; 0.40% from $300 million to $450 million; 0.375% over $450 million to $750 million; 0.35% over $750 million (international value category)
	Pacific Investment Management Company LLC (PIMCO)	0.25% (Advanced Strategies -- fixed income category)
	PIMCO	0.25% (hedged international bond category)
	PIMCO	0.49% (Advanced Strategies I category)
AST AllianceBernstein Core Value Portfolio	AllianceBernstein L.P. (AllianceBernstein)	0.25% to $500 million; 0.20% over $500 million
AST AllianceBernstein Growth & Income Portfolio	AllianceBernstein	0.30% to $1 billion; 0.25% over $1 billion to $1.5 billion; 0.20% over $1.5 billion
AST AllianceBernstein Managed Index 500 Portfolio	AllianceBernstein	0.1533% to $300 million; 0.10% over $300 million. For each day that average daily net assets do not exceed $300 million, the following fee schedule is applicable: 0.40% on first $10 million; 0.30% on next $40 million; 0.20% on next $50 million; 0.10% on next $200 million
AST American Century Income & Growth Portfolio	American Century Investment Management, Inc. (American Century)	0.40% to $100 million; 0.35% over $100 million to $500 million; 0.30% exceeding $500 million
AST American Century Strategic Allocation Portfolio	American Century	0.45% to $50 million; 0.40% over $50 million to $100 million; 0.35% over $100 million to $500 million; 0.30% over $500 million
AST Cohen & Steers Realty Portfolio	Cohen & Steers Capital Management, Inc.	0.60% to $100 million; 0.40% over $100 million to $250 million; 0.30% over $250 million Note: the subadviser has voluntarily agreed to waive the portion of its fee that exceeds the following: 0.30% of the portion not in excess of $350 million; 0.25% of the assets over $350 million
AST DeAM Large-Cap Value Portfolio	Deutsche Investment Management Americas, Inc. (Deutsche)	0.20% to $500 million; 0.15% over $500 million but not exceeding $1 billion; 0.10% exceeding $1 billion
AST DeAM Small-Cap Value Portfolio	Deutsche	0.35% to $100 million; 0.30% over $100 million but not exceeding $300 million; 0.25% over $300 million but not exceeding $500 million; 0.20% over $500 million
AST Federated Aggressive Growth Portfolio	Federated Equity Management Company of Pennsylvania	0.50% to $100 million; 0.45% over $100 million but not exceeding $400 million; 0.40% over $400 million but not exceeding $900 million; 0.35% over $900 million
	Federated MDTA LLC	0.50% to $100 million; 0.45% over $100 million but not exceeding $400 million; 0.40% over $400 million but not exceeding $900 million; 0.35% over $900 million
AST First Trust Balanced Target Portfolio	First Trust Advisors L.P. (First Trust)	0.35% of assets up to $250 million; 0.30% of assets exceeding $250 million up to and including $500 million; 0.25% of assets over $500 million
AST First Trust Capital Appreciation Target Portfolio	First Trust	0.35% of assets up to $250 million; 0.30% of assets exceeding $250 million up to and including $500 million; 0.25% of assets over $500 million
AST Goldman Sachs Concentrated Growth Portfolio	Goldman Sachs Asset Management, L.P. (GSAM)	0.28% to $1 billion; 0.25% over $1 billion
AST Goldman Sachs Mid-Cap Growth Portfolio	GSAM	0.28% to $1 billion; 0.25% over $1 billion
AST Goldman Sachs Small-Cap Value Portfolio	GSAM	0.50%
AST High Yield Portfolio	PIMCO	0.25%
AST International Growth Portfolio	William Blair & Company LLC	0.30% to $500 million; 0.25% over $500 million to $1 billion; 0.20% over $1 billion
	Marsico Capital Management, LLC	0.45% to $500 million; 0.40% from $500 million to $1 billion; 0.35% over $1 billion
AST International Value Portfolio	LSV	0.45% to $150 million; 0.425% over $150 million to $300 million; 0.40% from $300 million to $450 million; 0.375% over $450 million to $750 million; 0.35% over $750 million
	Thornburg Investment Management, Inc.	0.35% to $100 million; 0.30% over $100 million
AST JPMorgan International Equity Portfolio	J.P. Morgan Investment Management, Inc. (JP Morgan)	0.35% to $250 million; 0.33% over $250 million but not exceeding $500 million; 0.30% over $500 million
AST Large-Cap Value Portfolio	Hotchkis and Wiley Capital Management LLC	0.30%
	Dreman Value Management LLC (Dreman)	0.30% to $250 million; 0.25% over $250 million to $500 million; 0.20% over $500 million
	JP Morgan	0.30% to $300 million; 0.25% over $300 million
AST Lord Abbett Bond-Debenture Portfolio	Lord, Abbett & Co. LLC	0.30% to $250 million; 0.25% over $250 million but not exceeding $500 million; 0.20% over $500 million
AST MFS Global Equity Portfolio	Massachusetts Financial Services Company (MFS)	0.425%
AST MFS Growth Portfolio	MFS	0.40% to $300 million; 0.375% over $300 million but not exceeding $600 million; 0.35% over $600 million but not exceeding $900 million; 0.325% over $900 million but not exceeding $1.5 billion; 0.25% over $1.5 billion
AST Marsico Capital Growth Portfolio	Marsico Capital Management, LLC	0.45%
AST Mid-Cap Value Portfolio	EARNEST Partners LLC	0.40%
	WEDGE Capital Management, LLP	0.75% to $10 million; 0.65% over $10 million to $25 million; 0.50% over $25 million
AST Money Market Portfolio	Prudential Investment Management, Inc.	0.06% to $500 million; 0.05% above $500 million to $1 billion; 0.03% above $1 billion to $2.5 billion; 0.02% over $2.5 billion
AST Neuberger Berman Mid-Cap Growth Portfolio	Neuberger Berman Management, Inc. (Neuberger Berman)	Effective rate after March 1, 2007: 0.40% to $1 billion; 0.35% over $1 billion Effective rate prior to March 1, 2007: 0.45% to $100 million; 0.40% over $100 million
AST Neuberger Berman Mid-Cap Value Portfolio	Neuberger Berman

Effective rate after March 1, 2007: 0.40% to $1 billion; 0.35% over $1 billion Effective rate prior to March 1, 2007: 0.50% to $750 million; 0.45% to from $750 million to $1 billion; 0.40% over $1 billion

AST Neuberger Berman Small-Cap Growth Portfolio	Neuberger Berman	0.50% to $100 million; 0.45% over $100 million to $300 million; 0.40% over $300 million
AST PIMCO Total Return Bond Portfolio	PIMCO	0.30% to $150 million; 0.25% over $150 million Note: the subadviser has voluntarily agreed to waive a portion of its fee: 0.05% of average daily net assets to $150 million
AST PIMCO Limited Maturity Bond Portfolio	PIMCO	0.30% to $150 million; 0.25% over $150 million Note: the subadviser has voluntarily agreed to waive a portion of its fee: 0.05% of average daily net assets to $150 million
AST Small-Cap Growth Portfolio	Neuberger Berman	0.50% to $100 million; 0.45% on next $200 million; 0.40% over $300 million
	Eagle Asset Management	0.45% to $100 million; 0.40% over $100 million
AST Small-Cap Value Portfolio	JP Morgan	0.40%
	Lee Munder Investments, Ltd.	0.40%
	Dreman	0.40% to $200 million; 0.35% over $200 million up to and including $500 million; 0.30% over $500 million
	ClearBridge Advisors LLC	0.40%
AST T. Rowe Price Asset Allocation Portfolio	T. Rowe Price Associates, Inc. (T. Rowe Price)	0.50% to $25 million; 0.35% over $25 million to $50 million; 0.25% over $50 million
AST T. Rowe Price Global Bond Portfolio	T. Rowe Price	0.40%
AST T. Rowe Price Large-Cap Growth Portfolio	T. Rowe Price	0.40% to $250 million; 0.375% over $250 million to $500 million; 0.35% over $500 million
AST T. Rowe Price Natural Resources Portfolio	T. Rowe Price	0.50%
AST UBS Dynamic Alpha Portfolio	UBS Global Asset Management (Americas), Inc.	0.50% to $100 million; 0.45% over $100 million
AST Dynamic Asset Allocation Portfolios: - AST Aggressive Growth Asset Allocation Portfolio - AST Capital Growth Asset Allocation Portfolio - AST Balanced Asset Allocation Portfolio - AST Conservative Asset Allocation Portfolio - AST Preservation Asset Allocation Portfolio	N/A	Note: the Portfolio is advised by the Manager: no subadvisory fee is paid

Aggregation Notes to Subadviser Fee Rate Table:

*For purposes of calculating the fee payable to certain Subadvisers, the assets managed by the Subadviser will be aggregated with one or more other Portfolios or Funds. Each such aggregation arrangement is set out below: Eagle Asset Management (Eagle): The assets of the AST Small-Cap Growth Portfolio managed by Eagle will be aggregated with the assets of the series of the SP Small Cap Growth Portfolio of The Prudential Series Fund (PSF) managed by Eagle which the Manager and Eagle identify as similar to the Portfolio.

Goldman Sachs Asset Management, L. P. (GSAM): The assets of the AST Goldman Sachs Concentrated Growth Portfolio and the AST Goldman Sachs Mid-Cap Growth Portfolio will be aggregated.

J.P. Morgan Investment Management, Inc. (JP Morgan): the assets managed by J.P. Morgan in the AST Large-Cap Value Portfolio will be aggregated with the assets managed by J.P. Morgan in: (i) the SP Large Cap Value Portfolio of The Prudential Series Fund; (ii) the Large Capitalization Value Portfolio of The Target Portfolio Trust; (iii) the Target Conservative Allocation Fund of Target Asset Allocation Funds; (iv) the Target Moderate Allocation Fund of Target Asset Allocation Funds; (v) the Target Growth Allocation Fund of Target Asset Allocation Funds; and (vi) and any other portfolio subadvised by J.P. Morgan on behalf of AST and/or PI pursuant to substantially the same investment strategy.

LSV Asset Management (LSV): the assets managed by LSV in the AST International Value Portfolio will be aggregated with the assets managed by LSV in: (i) the AST Advanced Strategies Portfolio; (ii) the SP International Value Portfolio of The Prudential Series Fund; (iii) the Global Portfolio of The Prudential Series Fund; (iv) the International Equity Portfolio of The Target Portfolio Trust; (v) the Target Moderate Allocation Fund of Target Asset Allocation Funds; (vi) the Target Growth Allocation Fund of Target Asset Allocation Funds; and (vii) and any other portfolio subadvised by LSV on behalf of AST and/or PI pursuant to substantially the same investment strategy. The assets managed by LSV in the AST Advanced Strategies Portfolio will be aggregated with the assets managed by LSV in: (i) the AST International Value Portfolio; (ii) the SP International Value Portfolio of The Prudential Series Fund; (iii) the Global Portfolio of The Prudential Series Fund; (iv) the International Equity Portfolio of The Target Portfolio Trust; (v) the Target Moderate Allocation Fund of Target Asset Allocation Funds; (vi) the Target Growth Allocation Fund of Target Asset Allocation Funds; and (vii) and any other portfolio subadvised by LSV on behalf of AST and/or PI pursuant to substantially the same investment strategy. Marsico Capital Management, LLC (Marsico): The assets of the Advanced Strategies Portfolio will be aggregated with: (i) the portion of the Global Portfolio of PSF that is managed by Marsico, (ii) the AST Marsico Capital Growth Portfolio of AST, (iii) the portion of the Target Conservative Allocation Fund of Target Asset Allocation Funds managed by Marsico, (iv) the portion of the Target Moderate Allocation Fund of Target Asset Allocation Funds that is managed by Marsico, (v) the portion of the Target Growth Allocation Fund of Target Asset Allocation Funds that is managed by Marsico, (vi) the portion of the Target Large Cap Growth Fund of The Target Portfolio Trust, and (vii) other future large cap growth accounts under which Marsico provides substantially similar advisory or sub-advisory services and which Marsico and PI and/or AST, as applicable, mutually agree, in writing, may be included in determining the level of average daily net assets for purposes of the fee calculation. The assets of the AST International Growth Portfolio managed by Marsico will be aggregated with the assets of the PSF SP International Growth Portfolio managed by Marsico, and any other portfolio subadvised by Marsico on behalf of PI, AST, or both, pursuant to substantially the same international investment strategy and for which Marsico and PI, and/or AST, as applicable, shall agree in writing will be aggregated for purposes of calculating the fee payable to Marsico.

Neuberger Berman Management, Inc. (Neuberger Berman): The assets of the AST Neuberger Berman Small-Cap Growth Portfolio will be aggregated with the assets of the AST Small-Cap Growth Portfolio managed by Neuberger Berman, and the assets managed by Neuberger Berman in the SP Small Cap Growth Portfolio of The Prudential Series Fund, and any other portfolio subadvised by Neuberger Berman on behalf of PI and/or AST pursuant to substantially the same investment strategy. The assets of the AST Neuberger Berman Mid-Cap Growth Portfolio, managed by Neuberger Berman, will be aggregated with the assets of the AST Neuberger Berman Mid-Cap Value Portfolio, managed by Neuberger Berman. Prudential Investment Management, Inc. (PIM): The assets of the AST Money Market Portfolio and the assets of the Money Market Portfolio of PSF will be aggregated. Thornburg Investment Management, Inc. (Thornburg): The assets managed by Thornburg in the AST International Value Portfolio will be aggregated with the assets managed by Thornburg in the PSF SP International Value Portfolio, the Strategic Partners International Value Fund of Prudential World Fund, Inc., the Target Moderate Allocation Fund and Target Growth Allocation Fund of Target Asset Allocation Funds, the International Equity Portfolio of The Target Portfolio Trust, and any other portfolio subadvised by Thornburg on behalf of PI and/or ASTpursuant to substantially the same investment strategy. T. Rowe Price Associates, Inc. (T. Rowe Price): The assets of the AST T. Rowe Price Large-Cap Growth Portfolio and the T. Rowe Price Large-Cap Growth Portfolio of PSF will be aggregated.

William Blair & Company LLC (William Blair): The assets in the Advanced Strategies Portfolio will be aggregated with the assets managed by William Blair in the Global Portfolio of PSF, in the SP International Growth Portfolio of PSF, the AST International Growth Portfolio and in any other portfolio subadvised by William Blair on behalf of the Manager, pursuant to substantially the same investment strategy.

The assets of the AST International Growth Portfolio will be aggregated with the assets managed by William Blair in the Advanced Strategies Portfolio and the series of PSF that the Manager and William Blair identify as similar to the Portfolio.

Fee Waiver Notes to Subadviser Fee Rate Table: * Neuberger Berman: Neuberger Berman has agreed to a voluntary subadvisory fee waiver arrangement that will apply across each of the SP Small-Cap Growth Portfolio of The Prudential Series Fund, the AST Small-Cap Growth Portfolio, the AST Neuberger Berman Small-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio, and the AST Neuberger Berman Mid-Cap Value Portfolio (collectively, the Neuberger Berman Portfolios). This voluntary fee waiver arrangement may be terminated by Neuberger Berman at any time. As described below, this voluntary group fee waiver will be applied to the effective subadvisory fees paid by PI and AST to Neuberger Berman and will be based upon the combined average daily net assets of the Neuberger Berman Portfolios. The investment management fees paid by each Neuberger Berman Portfolio will remain unchanged. --Combined assets up to $750 million: No fee reduction. --Combined assets between $750 million and $1.5 billion: 5% reduction to effective subadvisory fee. --Combined assets between $1.5 billion and $3 billion: 7.5% reduction to effective subadvisory fee. --Combined assets above $3 billion: 10% reduction to effective subadvisory fee. T. Rowe Price: T. Rowe Price has agreed to a voluntary subadvisory fee waiver arrangement for the indicated Portfolios to the extent necessary to reduce the effective monthly subadvisory fees for the Portfolios listed below by the following percentages based on the combined average daily net assets of the indicated Portfolios: --Combined assets up to $750 million: No fee reduction. --Combined assets between $750 million and $1.5 billion: 5.0% fee reduction. --Combined assets between $1.5 billion and $3.0 billion: 7.5% fee reduction. --Assets above $3.0 billion: 10.0% fee reduction. The assets for each Portfolio, or portion thereof subadvised by T. Rowe Price, and the subadvisory fees of the Portfolios listed below will be aggregated for purposes of calculating the amount of the monthly subadvisory fee waiver: --Advanced Series Trust AST T. Rowe Price Asset Allocation Portfolio --Advanced Series Trust AST T. Rowe Price Global Bond Portfolio --Advanced Series Trust AST T. Rowe Price Large-Cap Growth Portfolio --Advanced Series Trust AST T. Rowe Price Natural Resources Portfolio -- Advanced Series Trust AST Advanced Strategies Portfolio --The Prudential Series Fund Global Portfolio --The Prudential Series Fund SP T. Rowe Price Large-Cap Growth Portfolio --Strategic Partners Mutual Funds, Inc. - Strategic Partners Equity Income Fund

Subadvisory Fees Paid by PI
Portfolio	Subadviser	2006	2005	2004
AST Advanced Strategies Portfolio	Marsico Capital Management, LLC	$100,720	N/A	N/A
	T. Rowe Price Associates, Inc.	102,613	N/A	N/A
	William Blair & Company LLC	61,851	N/A	N/A
	LSV Asset Management (LSV)	122,035	N/A	N/A
	Pacific Investment Management Company LLC (PIMCO)	266,490	N/A	N/A
AST AllianceBernstein Core Value Portfolio	AllianceBernstein, L.P. (AllianceBernstein)	857,745	$1,264,631	$571,902
AST AllianceBernstein Growth & Income Portfolio	AllianceBernstein	6,772,289	6,138,648	5,141,843
AST AllianceBernstein Managed Index 500 Portfolio	AllianceBernstein	583,723	628,783	687,900
AST American Century Income & Growth Portfolio	American Century Investment Management, Inc. (American Century)	1,345,959	1,506,298	1,418,786
AST American Century Strategic Allocation Portfolio	American Century	703,337	807,685	872,475
AST Cohen & Steers Realty Portfolio	Cohen & Steers Capital Management, Inc.	1,474,496	1,174,681	961,940
AST DeAM Large-Cap Value Portfolio	Detusche Investment Management Americas, Inc. (Deutsche)	464,152	349,123	309,847
AST DeAM Small-Cap Value Portfolio	Deutsche	375,189	351,544	247,530
AST Federated Aggressive Growth Portfolio	Federated Equity Management Company of Pennsylvania	2,722,254	1,935,706	1,200,137
	Federated MDTA LLC	N/A	N/A	N/A
AST First Trust Balanced Target Portfolio	First Trust Advisors L.P.	580,104	N/A	N/A
AST First Trust Capital Appreciation Target Portfolio	First Trust Advisors L.P.	646,694	N/A	N/A
AST Goldman Sachs Concentrated Growth Portfolio	Goldman Sachs Asset Management, L.P. (GSAM)	1,869,062	2,207,821	2,768,751
AST Goldman Sachs Mid-Cap Growth Portfolio	GSAM	909,454	894,018	570,732
AST Goldman Sachs Small-Cap Value Portfolio	GSAM	1,206,051	1,407,469	1,583,145
AST High Yield Portfolio	GSAM	343,733	1,883,828	1,921,411
	PIMCO	984,314	N/A	N/A
AST International Growth Portfolio	William Blair & Company LLC	4,494,913	3,487,046	2,590,366
	Marsico Capital Management, LLC	346,952	N/A	N/A
AST International Value Portfolio	LSV	2,359,752	894,492	545,287
	Thornburg Investment Management, Inc.	214,346	N/A	N/A
AST JPMorgan International Equity Portfolio	J.P. Morgan Investment Management, Inc. (JP Morgan)	1,653,100	1,414,777	1,356,895
AST Large-Cap Value Portfolio	Hotchkis and Wiley Capital Management LLC	990,511	1,798,663	1,884,861
	JP Morgan	1,999,149	27,245	N/A
	Dreman Value Management LLC	1,043,657		N/A
AST Lord Abbett Bond-Debenture Portfolio	Lord, Abbett & Co. LLC	$1,552,242	1,526,793	1,111,525
AST MFS Global Equity Portfolio	Massachusetts Financial Services Company (MFS)	765,614	643,301	519,683
AST MFS Growth Portfolio	MFS	1,893,335	2,091,586	2,165,091
AST Marsico Capital Growth Portfolio	Marsico Capital Management LLC	13,200,438	10,009,800	7,334,034
AST Mid-Cap Value Portfolio	EARNEST Partners LLC	288,401	82,564	N/A
	WEDGE Capital Management, LLP	349,051	29,946	N/A
	GAMCO Investors, Inc.	N/A	628,242	747,199
AST Money Market Portfolio	Prudential Investment Management, Inc.	773,392	N/A	N/A
	Wells Capital Management	N/A	930,733	1,030,627
AST Neuberger Berman Mid-Cap Growth Portfolio	Neuberger Berman Management, Inc.	2,572,275	1,487,655	1,368,410
AST Neuberger Berman Mid-Cap Value Portfolio	Neuberger Berman Management, Inc.	4,912,285	5,164,570	4,308,551
AST Neuberger Berman Small-Cap Growth Portfolio	Deutsche	780,064	850,871	1,059,941
	Neuberger Berman Management, Inc.	N/A	N/A	N/A
AST PIMCO Total Return Bond Portfolio	PIMCO	6,200,872	4,393,345	5,524,680
AST PIMCO Limited Maturity Bond Portfolio	PIMCO	3,707,227	3,770,177	2,278,614
AST Small-Cap Growth Portfolio	Neuberger Berman Management, Inc.	417,458	395,520	1,234,434
	Eagle Asset Management	416,351	386,932	N/A
AST Small-Cap Value Portfolio	Integrity Asset Management	67,717	594,385	N/A
	JP Morgan	2,375,787	2,855,089	N/A
	Lee Munder Investments, Ltd.	688,891	581,111	N/A
	Dreman Value Management LLC	619,772	N/A	N/A
	ClearBridge Advisors LLC	529,392	12,927	N/A
	GAMCO Investors, Inc.	N/A	N/A	3,343,784
AST T. Rowe Price Asset Allocation Portfolio	T. Rowe Price Associates, Inc. (T. Rowe Price)	1,114,791	1,173,137	1,051,115
AST T. Rowe Price Global Bond Portfolio	T. Rowe Price	1,933,614	1,765,422	983,724
AST T. Rowe Price Large-Cap Growth Portfolio	T. Rowe Price	3,200,806	183,475	N/A
	Alliance	68,596	753,030	1,022,666
AST T. Rowe Price Natural Resources Portfolio	T. Rowe Price	2,602,050	1,577,581	918,280
AST UBS Dynamic Alpha Portfolio	Prudential Investments LLC	N/A	N/A	N/A
	Deutsche	N/A	132,410	122,196
	UBS Global Asset Management (Americas), Inc.	N/A	N/A	N/A

AST Dynamic Asset Allocation Portfolios - AST Aggressive Growth Asset Allocation Portfolio - AST Capital Growth Asset Allocation Portfolio - AST Balanced Asset Allocation Portfolio - AST Conservative Asset Allocation Portfolio - AST Preservation Asset Allocation Portfolio

	N/A	N/A	N/A	N/A

Additional Information About the Portfolio Managers – Other Accounts and Fund Ownership. The following tables set forth information about each Portfolio and accounts other than the Portfolio for which each Portfolio's portfolio managers are primarily responsible for the day-to-day portfolio management as of the Fund's most recently completed fiscal year. The table shows, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The tables also set forth the dollar range of equity securities of each Portfolio of the Fund beneficially owned by the Portfolio Managers as of the Fund's most recently completed fiscal year.

AST Advanced Strategies Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Marsico Capital Management, LLC	Thomas F. Marsico	36/$35,197 million	14/$2,261 million	189/$28,219 million*	None
T. Rowe Price Associates, Inc.	Brian C. Rogers	15/$34,071.7 million	2/$489.4 million	16/$1,621.1 million	None
	David R. Giroux	3/$13,842.6 million	1/$106.9 million	0/0	None
	John D. Linehan	5/$7,407.1 million	2/$521.7 million	14/$999.4 million	None
William Blair & Company LLC	W. George Grieg	12 / $11,823.6 million	7 / $1,297.9 million	2,688 / $9,936.9 million	None
LSV Asset Management	Josef Lakonishok	26 / $9,282 million	21 / $7,468 million	505 / $53,499 million 32 / $3.2 billion	None
	Robert Vishny	26 / $9,282 million	21 / $7,468 million	505 / $53,499 million 32 / $3.2 billion	None
	Menno Vermeulen	26 / $9,282 million	21 / $7,468 million	505 / $53,499 million 32 / $3.2 billion	None
	Puneet Mansharamani	26 / $9,282 million	21 / $7,468 million	505 / $53,499 million 32 / $3.2 billion	None
Pacific Investment Management Company LLC	John B. Byrnjolfsson	17 / $36,261.86 million	18 / $2,706.75 million	41 / $11,676.67 million 8 / $3,694.80 million	None
	Sudi Mariappa	9 / $10,627.47 million	43 / $4,613.05 million	95 / $14,237.85 million 19 / $6,385.53 million	None
	Chris D. Dialynas	9 / $3,115.94 million	16 / $7,304.97 million	102 / $43,489.19 million 10 / $3,167.12 million	None
Prudential Investments LLC	Marcus Perl	15/$14,638 million	None	1/$64 million	None
	Edward L. Campbell	15/$14,638 million	None	1/$64 million	None

AST AllianceBernstein Core Value Portfolio
Subadviser	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
AllianceBernstein L.P.	Marilyn Fedak	91/$51,095 million; 3/$11,259 million	115/$26,283 million; 2/$987 million	39,610/$156,696 million; 88/$14,633 million	None
	John Mahedy	88/$50,103 million; 3/$11,259 million	114/$26,202 million; 2/$987 million	39,592/$154,526 million; 83/$14,039 million	None
	Chris Marx	38/$21,497 million; 1/$7,089 million	19/$3,841 million	38,991/$59,700 million; 13/$3,350 million	None
	John Phillips	38/$21,497 million; 1/$7,089 million	19/$3,841 million	38,991/$59,700 million; 13/$3,350 million	None

AST AllianceBernstein Growth & Income Portfolio
Subadviser	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
AllianceBernstein L.P.	Frank Caruso	4/$7,585 million	0/0	4/$392 million; 1/$2,064 million	None

AST AllianceBernstein Managed Index 500 Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
AllianceBernstein L.P.	Josh Lisser	43/$40,700 million	291/$21,741 million; 2/$620 million	249/$66,674 million; 42/$9,860 million	None

AST American Century Income & Growth Portfolio
Subadviser	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
American Century Investment Management, Inc.	Kurt Borgwardt	6/$5,969,787,314	0/0	2/$4,076,845	None
	John Schniedwind	7/$6,225,113,999	0/0	0/0	None
	Zili Zhang	7/$5,976,240,113	0/0	1/$2,035,080	None
	Lynette Pang	5/$1,090,908,348	0/0	0/0	None

AST American Century Strategic Allocation Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
American Century Investment Management, Inc.	Jeff Tyler	13/$5.724 billion	31/$1.594 billion	0/0	None
	Irina Torelli	13/$5.724 billion	31/$1.594 billion	0/0	None

AST Cohen & Steers Realty Portfolio
Subadviser	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Cohen & Steers Capital Management, Inc.	Martin Cohen	20/$18.226 billion	0/0	66/$8.3 billion	None
	Robert H. Steers	20/$18.226 billion	0/0	66/$8.3 billion	None
	Joseph M. Harvey	20/$18.226 billion	0/0	66/$8.3 billion	None
	James S. Corl	20/$18.226 billion	0/0	66/$8.3 billion	None

AST DeAM Large-Cap Value Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Deutsche Investment Management Americas, Inc.	Julie Abbett	14/$4,261,709,277	3/$51,101,715	6/$763,894,039	None
	Robert Wang	27/$8,554,197,202	7/$575,177,702; 1/$176,972,049	40/$8,047,671,160; 3/$399,358,293	None
	Jin Chen	13/$3,653,579,330	3/$51,101,715	6/$763,894,039	None

AST DeAM Small-Cap Value Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Deutsche Investment Management Americas, Inc.	Julie Abbett	14/$4,508,859,117	3/$51,101,715	6/$763,894,039	None
	Robert Wang	27/$8,801,347,042	7/$575,177,702; 1/$176,972,049	40/$8,047,671,160; 3/$399,358,293	None
	Jin Chen	13/$3,900,729,170	3/$51,101,715	6/$763,894,039	None

AST Federated Aggressive Growth Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Federated Equity Management Company of Pennsylvania	Laurence Auriana	3/$10.984 billion	None	None	None
	Aash Shah	1/$1.220 billion	None	None	None
	Hans Utsch	3/$10.984 billion	None	None	None
	John Ettinger	1/$1.220 billion	None	None	None
Federated MDTA LLC	Dr. David Goldsmith	7/$329.6 million	1/$68.3 million	31/$7.126 billion	None

AST First Trust Balanced Target Portfolio
Subadviser(s)	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
First Trust Advisors L.P.	Robert F. Carey	35/$1.581 billion	2/$73.595 million	None	None
	Roger Testin	35/$1.581 billion	2/$73.595 million	3,547/$816.9 million	None
	Jon Erickson	35/$1.581 billion	2/$73.595 million	3,547/$816.9 million	None
	David McGarel	35/$1.581 billion	2/$73.595 million	3,547/$816.9 million	None
	Dan Lindquist	35/$1.581 billion	2/$73.595 million	None	None
	Walter Stubbings	None	None	None	None

AST First Trust Capital Appreciation Target Portfolio
Subadviser(s)	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
First Trust Advisors L.P.	Robert F. Carey	35/$1.581 billion	2/$73.595 million	None	None
	Roger Testin	35/$1.581 billion	2/$73.595 million	3,547/$816.9 million	None
	Jon Erickson	35/$1.581 billion	2/$73.595 million	3,547/$816.9 million	None
	David McGarel	35/$1.581 billion	2/$73.595 million	3,547/$816.9 million	None
	Dan Lindquist	35/$1.581 billion	2/$73.595 million	None	None
	Walter Stubbings	None	None	None	None

AST Goldman Sachs Concentrated Growth Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Goldman Sachs Asset Management, L.P.	Dave Shell	26/$9.13 billion	0/0	397/$17.75 billion; 13/$2.49 billion	None
	Steve Barry	26/$9.13 billion	0/0	397/$17.75 billion; 13/$2.49 billion	None
	Greg Ekizian	26/$9.13 billion	0/0	397/$17.75 billion; 13/$2.49 billion	None

AST Goldman Sachs Mid-Cap Growth Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Goldman Sachs Asset Management, L.P.	Dave Shell	26/$9.13 billion	0/0	397/$17.75 billion; 13/$2.49 billion	None
	Steve Barry	26/$9.13 billion	0/0	397/$17.75 billion; 13/$2.49 billion	None
	Greg Ekizian	26/$9.13 billion	0/0	397/$17.75 billion; 13/$2.49 billion	None

AST Goldman Sachs Small-Cap Value Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Goldman Sachs Asset Management, L.P.	Chip Otness	4 / $2.6 billion	2 / $316 million	22 / $869 million 1 / $137.5 million	None
	Kelly Flynn	26 / $16.7 billion	2 / $316 million	284 / $10.3 billion 2 / $347 million	None
	Sally Pope Davis	26 / $16.7 billion	2 / $316 million	284 / $10.3 billion 2 / $347 million	None
	Lisa Parisi	26 / $16.7 billion	2 / $316 million	284 / $10.3 billion 2 / $347 million	None
	Dolores Bamford	26 / $16.7 billion	2 / $316 million	284 / $10.3 billion 2 / $347 million	None
	Scott Carroll	26 / $16.7 billion	2 / $316 million	284 / $10.3 billion 2 / $347 million	None
	Edward Perkin	26 / $16.7 billion	2 / $316 million	284 / $10.3 billion 2 / $347 million	None
	Robert Crystal	4 / $2.6 billion	2 / $316 million	22 / $869 million 1 / $137.5 million	None

AST High Yield Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Pacific Investment Management Company LLC	Mark Hudoff	1/56.60 million	17/5,952.98 million; 1/$54.11 million	13/2,223.84 million	None

AST International Growth Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
William Blair & Company LLC	W. George Grieg	12/11,823.6 million	7/$1,297.9 million	2,688/$9,936.9 million	None
Marsico Capital Management, LLC	James G. Gendelman	18/$9.880 billion	10/$1.182 billion	None	None

AST International Value Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
LSV Asset Management	Josef Lakonishok	26 / $8,946 million	21 / $7,468 million	505 / $53,499 million 32 / $3.2 billion	None
	Robert Vishny	26 / $8,946 million	21 / $7,468 million	505 / $53,499 million 32 / $3.2 billion	None
	Menno Vermeulen, CFA	26 / $8,946 million	21 / $7,468 million	505 / $53,499 million 32 / $3.2 billion	None
	Puneet Mansharamani, CFA	26 / $8,946 million	21 / $7,468 million	505 / $53,499 million 32 / $3.2 billion	None
Thornburg Investment Management, Inc.	William V. Fries, CFA	22 / $19.045 billion	12 / $1.284 billion	8,956 / $9.543 billion	None
	Wendy Trevisani	10 / $11.619 billion	6 / $332.5 million	6,938 / $5.687 billion	None
	Lei Wang, CFA	10 / $11.619 billion	6 / $332.5 million	6,938 / $5.687 billion	None

AST JP Morgan International Equity Portfolio
Subadviser	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
J.P. Morgan Investment Management, Inc.	James Fisher	8/$8390.95 million	7/$6181.49 million	30/$7614.64 million	None

AST Large Cap Value Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Hotchkis and Wiley Capital Management LLC	Sheldon Lieberman	16/$15.09 billion 1 / $2.675 billion	8/$1.037 billion	164/$19.009 billion 7 / $1.310 billion	None
	George Davis	16/$15.09 billion 1 / $2.675 billion	8/$1.037 billion	164/$19.009 billion 7 / $1.310 billion	None
	Patricia McKenna	16/$15.09 billion 1 / $2.675 billion	8/$1.037 billion	164/$19.009 billion 7 / $1.310 billion	None
	Stan Majcher	16/$15.09 billion 1 / $2.675 billion	8/$1.037 billion	164/$19.009 billion 7 / $1.310 billion	None
	David Green	16/$15.09 billion 1/ $2.675 billion	8/$1.037 billion	164/$19.009 billion 7 / $1.310 billion	None
Dreman Value Management LLC	David N. Dreman	19/$15.7 billion	3/$60 miilion	114/$4.1 billion	None
	E. Clifton Hoover, Jr.	13/$15.3 billion	0/0	0/0	None
J.P. Morgan Investment Management, Inc.	Raffaele Zingone	8/$1,266.10 million	2/$2,187.85 million	12/$8630.87 million	None
	Terence Chen	7/$1,4440.03 million	7/$1171.77 million	8/$4,763.49 million	None

AST Lord Abbett Bond-Debenture Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Lord, Abbett & Co. LLC	Christopher J. Towle	14/$13,845 million	3/$1,160 million	4,319/$2,323 million	None

AST MFS Global Equity Portfolio
Subadviser	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Massachusetts Financial Services Company	David R. Mannheim*	17/$11.750 billion	5/$2.143 billion	97/$22.896 billion	None
	Simon Todd**	4/$1.597 billion	6/$2.207 billion	68/$16.297 billion	None

AST MFS Growth Portfolio
Subadviser	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Massachusetts Financial Services Company	Stephen Pesek	7/$8.130 billion	0/0	2/$84.566 million	None

AST Marsico Capital Growth Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Marsico Capital Management, LLC	Thomas F. Marsico	36/$31.078 million	14/$2.261 million	189/$28.219 million*	None

AST Mid-Cap Value Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
EARNEST Partners LLC	Paul Viera	13/$3.005 billion	8/$25.585 million; 1/$2.7 million	300/$19.357 billion; 12/$772.9 million	None
WEDGE Capital Management, LLP	Paul M. VeZolles	2/$306 million	1/$7 million	95/$1.336 billion	None
	Gilbert Galle	None	None	67/$1.202 billion	None
	John Norman	1/$51 million	None	44/$671 million	None

AST Neuberger Berman Mid-Cap Growth Portfolio
Subadviser	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Neuberger Berman Management, Inc.	Kenneth J. Turek	18/$2.14 billion	None	1/$26.8 billion	None

AST Neuberger Berman Mid-Cap Value Portfolio
Subadviser	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Neuberger Berman Management, Inc.	S. Basu Mullick	11/$8.83 billion	None	None	None

AST Neuberger Berman Small-Cap Growth Portfolio
Subadviser	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Neuberger Berman Management, Inc.	David Burshtan	7/$53 million	0/0	3/$71 million	None

AST PIMCO Total Return Bond Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Pacific Investment Management Company LLC	William H. Gross	33 / $134,254.03 million	20 / $7,689.35 million 3 / $739.37 million	64 / $41,624.10 million 22 / $19,619.32 million	None

AST PIMCO Limited Maturity Bond Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Pacific Investment Management Company LLC	Paul A. McCulley	9 / $6,125.58 million	14 / $1,192.30 million	39 / $8,567.66 million 5 / $2,370.50 million	None

AST Small-Cap Growth Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Neuberger Berman Management, Inc.	Michael Fasciano	7/$1.19 billion	None	1,667/$513 million	None
Eagle Asset Management	Bert Boksen	12 / $982.5 million	1 / $32.1 million	2,364 / $1.055 billion*	None

AST Small-Cap Value Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
J.P. Morgan Investment Management, Inc.	Chris T. Blum	18/$3,795.93 million	5/$719.93 million	7/$546.97 million	None
	Dennis Ruhl	18/$3,795.93 million	5/$719.93 million	7/$546.97 million	None
Lee Munder Investments, Ltd.	R. Todd Vingers	5/$606,396,000	5/$57,364,000	49/$1,216,557,000 4 / $152,401,613	None
Dreman Value Management LLC	David N. Dreman	19/$15.7 billion	3/$60 million	114/$4.1 billion	None
	Mark Roach	9/$2.8 billion	0/0	0/0	None
	E. Clifton Hoover, Jr.	13/$15.3 billion	0/0	0/0	None
ClearBridge Advisors LLC	Peter Hable	19/$10.19 billion	2/$400 million	79,734/$12.38 billion	None

AST T. Rowe Price Asset Allocation Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
T. Rowe Price Associates, Inc.	Edmund M. Notzon	23/$31,659.9 million	58/$4,549.6 million	21/$2,046.6 million	None
	Fred Bair	6/$8,759.3 million	2/$4,272.2 million	0/0	None
	Ray Mills	9/$3,226.2 million	1/$31.4 million	1/$36.0 million	None
	Dan Shackleford	10/$5,963.0 million	0/0	6/$911.6 million	None
	Anna Dopkin	2/$1,801.3 million	0/0	0/0	None
	Mark Vaselkiv	8/$6,043.2	7/$2,688.6 million	13/1,748.33 million	None

AST T. Rowe Price Global Bond Portfolio
Subadviser	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
T. Rowe Price Associates, Inc.	Ian Kelson	3/$2,260.1 million	9/$362.9 million	1/$46.9 million	None
	Brian Brennan	4/$396.5 million	5/$2,781.5 million	8/$683.6 million	None
	Michael Conelius	4/$673.6 million	3/$384.8 million	0/0	None
	Chris Rothery	2/$212.0 million	3/$80.4 million	0/0	None

AST T. Rowe Price Large-Cap Growth Portfolio
Subadviser	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
T. Rowe Price Associates, Inc.	Robert W. Sharps	5/$2,183.8 million	4/$833.0 million	30/$7,156.8 million	None

AST T. Rowe Price Natural Resources Portfolio
Subadviser	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
T. Rowe Price Associates, Inc.	Charles M. Ober	1/$4,472.5 million	1/$102.3 million	5/$448.0 million	None

AST UBS Dynamic Alpha Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
UBS Global Asset Management (Americas), Inc.	Brian D. Singer	7/$9,442** million	10*/$10,231 million	27/$3,140 million	None

AST Aggressive Growth Asset Allocation Portfolio
Adviser	Portfolio Manager(s)	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*/**	Ownership of Fund Securities
Prudential Investments LLC	Marcus Perl	15/$14,638 million	None	1/$64 million	None
	James G. Russell	4/$3,525 million	None	None	None
	Michael A. Lenarcic	25/$20,339 million	22/$6,164 million	100/$19,245 million	None
	Ted Lockwood	25/$20,339 million	22/$6,164 million	101/$19,311 million	None
	Edward L. Campbell	15/$14,638 million	None	1/$64 million	None

AST Capital Growth Asset Allocation Portfolio
Adviser	Portfolio Manager(s)	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*/**	Ownership of Fund Securities
Prudential Investments LLC	Marcus Perl	15/$14,638 million	None	1/$64 million	None
	James G. Russell	4/$3,525 million	None	None	None
	Michael A. Lenarcic	25/$16,906 million	22/$6,164 million	100/$19,245 million	None
	Ted Lockwood	25/$16,906 million	22/$6,164 million	101/$19,311 million	None
	Edward L. Campbell	15/$14,638 million	None	1/$64 million	None

AST Balanced Asset Allocation Portfolio
Adviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Investments LLC	Marcus Perl	15/$14,638 million	None	1/$64 million	None
	James G. Russell	4/$3,525 million	None	None	None
	Michael A. Lenarcic	25/$20,719 million	22/$6,164 million	100/$19,245 million	None
	Ted Lockwood	25/$20,719 million	22/$6,164 million	101/$19,311 million	None
	Edward L. Campbell	15/$14,638 million	None	1/64 million	None

AST Conservative Asset Allocation Portfolio
Adviser	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Investments LLC	Marcus Perl	15/$14,638 million	None	1/$64 million	None
	James G. Russell	4/$3,525 million	None	None	None
	Michael A. Lenarcic	25/$19,931 million	22/$6,194 million	100/$19,245 million	None
	Ted Lockwood	25/$19,931 million	22/$6,194 million	101/$19,311 million	None
	Edward L. Campbell	15/$14,638 million	None	1/$64 million	None

AST Preservation Asset Allocation Portfolio
Adviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Investments LLC	Marcus Perl	15/$14,638 million	None	1/$64 million	None
	James G. Russell	4/$3,525 million	None	None	None
	Michael A. Lenarcic	25/$20,411 million	22/$6,164 million	100/$19,245 million	None
	Ted Lockwood	25/$20,411 million	22/$6,164 million	101/$19,311 million	None
	Edward L. Campbell	15/$14,638 million	None	1/$64 million	None

Notes to Other Account and Fund Ownership Table:

Eagle * "Other Pooled Investment Vehicles" includes a fund that receives a performance incentive fee in addition to an asset based management fee.

Marsico * 1 of the "other accounts" is a wrap fee platform which includes approximately 32,572 underlying clients for total assets of approximately $12,512,700,000.

MFS * Mr. Mannheim has 7 performance based accounts with $1.296 billion in assets. ** Mr. Todd has 6 performance based accounts with $1.267 billion in assets.

QMA: "Other Pooled Investment Vehicles" includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. "Other Accounts" includes single client accounts, managed accounts (which are counted as one account per managed account platform), and accounts of affiliates. *Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account). **Eight of these accounts with aggregate assets of $3,351,533,708 are subject to performance-based advisory fees.

UBS * One account with a total of approximately $183 million has an advisory fee based upon the performance of the account. ** This number includes assets managed for Funds that are invested in other affiliated registered investment companies.

Additional Information About the Portfolio Managers — Compensation and Conflicts of Interest. Set forth below, for each Portfolio Manager, is an explanation of the structure of, and method(s) used by each Subadviser (or, where applicable, the Manager) to determine, portfolio manager compensation. Also set forth below, for each Portfolio Manager, is an explanation of any material conflicts of interest that may arise between a Portfolio Manager's management of a Portfolio's investments and investments in other accounts.

AllianceBernstein L.P.

Portfolio Manager Compensation AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

(i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year‑to‑year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under AllianceBernstein's Partners Compensation Plan ("deferred awards"): AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein's clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein's publicly traded equity securities. [1]

(iv) Contributions under AllianceBernstein's Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

[1] Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein's Master Limited Partnership Units.

Investment Professional Conflict of Interest Disclosure As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

American Century Investment Management, Inc. Compensation

American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary: Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus: A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric.

The AST American Century Income & Growth Portfolio and the AST American Century Strategic Allocation Portfolios are tracking portfolios, each of which has its performance is measured relative to that of its policy portfolio, American Century's Income & Growth Fund and American Century's Strategic Allocation: Moderate Fund, respectively.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overallcomposite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay.

Restricted Stock Plans: Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

Deferred Compensation Plans: Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

Potential Conflicts of Interest

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

Cohen & Steers Capital Management, Inc. Compensation

Portfolio managers and research analysts receive a base salary plus a performance-based incentive bonus (consisting of cash and equity in the form of restricted stock units), which is designed to be a meaningful portion of compensation. Portfolio managers are evaluated on performance relative to their benchmark on a one-and three-year basis and performance relative to peer groups. Research analysts' incentive compensation is on the quality of their research inputs to our valuation model and their investment cases, as well as their contribution to the investment process. Traders' incentive compensation is based on the efficiency of their trading execution measured, in part, by Abel/Noser. Other factors that contribute to total compensation include the firm's overall success, including growth and profitability, each person's contribution to that success and each individual's performance with regard to teamwork, attitude, leadership and values. The firm uses McLagan to benchmark compensation relative to market comparables, and our goal is to be in the top quartile of that survey.

All employees earning a threshold amount receive a significant portion of their total compensation in restricted stock units ("RSUs"), at least 15%–35%, which vest and convert to common stock ratably over four years. In addition, all employees may voluntarily defer up to 25% of their bonus to the optional Stock Purchase Program under the Stock Incentive Plan. Any such bonus amounts mandated or voluntarily deferred into RSUs are matched 25% by the firm in additional RSUs. All employees are eligible to participate in a stock purchase plan as well, whereby employees may purchase the firm's common stock at a 15% discount. A significant amount of the firm's equity is held by employees.

Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Portfolio' s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the Portfolio and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Portfolio. In some cases, another account managed by a portfolio manager may provide more revenue to the Subadvisor. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Subadvisor strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the Subadvisor to allocate investment ideas pro rata to all accounts with the same primary investment objective

Deutsche Investment Management America, Inc. Compensation of Portfolio Managers The Fund has been advised that the Subadvisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder's and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity). Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage. To evaluate its investment professionals, the Subadvisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients' risk and return objectives. When determining total compensation, the Subadvisor considers a number of quantitative and qualitative factors such as: · DWS Scudder performance and the performance of Deutsche Asset Management, quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes. · Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the subadvisor assesses compliance, risk management and teamwork skills. · Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the Subadvisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives. In addition, the Subadvisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance. Conflicts of Interest The Subadvisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Subadvisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Subadvisor's advisory clients. The Subadvisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board. Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following: · Certain investments may be appropriate for the Fund and also for other clients advised by the Subadvisor, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Subadvisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Subadvisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Subadvisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Subadvisor in the interest of achieving the most favorable net results to the Fund and the other clients. · To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Subadvisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts. · In some cases, an apparent conflict may arise where the Subadvisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Subadvisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Subadvisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

· The subadvisor and its affiliates and the investment team of the Fund may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The subadvisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund's portfolio management team. The subadvisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Dreman Value Management LLC Portfolio Managers Compensation:

The Fund has been advised that the subadvisor has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund's benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional's performance measured utilizing both quantitative and qualitative factors.

The subadvisor's investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry specifically investment advisory firms. The variable component of the subadvisor's compensation plan which takes the form of a cash bonus combined with either stock appreciation rights grants or outright stock grants is discretionary and is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to the Fund's performance relative to its benchmark.

Investment professionals may receive equity in the form of units or fractional units of membership interest in the subadvisor or they may receive stock appreciation rights which enable them to participate in the growth of the firm. The subadvisor's membership units are valued based on a multiple of net profits so grants of stock appreciation rights which vest over a specified term will result in additional compensation as net profits increase.Investment professionals also participate in the subadvisor's profit sharing plan, a defined contribution plan that allows the subadvisor to contribute up to twenty-five percent of an employee's total compensation, subject to various regulatory limitations, to each employee's profit sharing account. The subadvisor's profit sharing plan is a non-discriminatory plan which benefits all employees of the firm including both portfolio managers and research analysts. Contributions to the subadvsior's profit sharing plan vest over a specified term. Finally all employees of the subadvisor including investment professionals receive additional fringe benefits in the form of subsidized medical and dental and group-term and life insurance coverage.

The basis for determining the variable component of an investment professional's total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:

Quantitative factors:

(i) Relative ranking of the Fund's performance against its peers in the one, three and five year pre-tax investment performance categories. The Fund's performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager's absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers. (ii) Relative performance of the Fund's performance against the pre-determined indices for the product strategy against which the Fund's performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to the fund's benchmark index. (iii) Performance of the Fund's portfolio measured through attribution analysis models which analyses the portfolio manager's contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client's investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

Qualitative factors:

(i) Ability to work well with other members of the investment professional team and mentor junior members. (ii) Contributions to the organizational overall success with new product strategies. (iii) Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance.

The following table identifies the fund's portfolio manager(s); their role in managing the portfolio; their length of investment experience and business experience over the last five years.

Conflicts of Interest:

In addition to managing the assets of the Fund, the portfolio manager may manage other client accounts of the subadvisor. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

The subadvisor manages clients' accounts using a contrarian value investment strategy. For both its large capitalization and small capitalization strategies the subadvisor utilizes a model portfolio and rebalances clients accounts whenever changes are made to the model portfolio. In addition the subadvisor aggregates its trades and allocates the trades to all clients accounts in an equitable manner. The subadvisor strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of the subadvisor eliminates any potential or apparent conflicts of interest that could arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. The subadvisor does not receive any performance-based fees from any of its accounts with the exception of a hedge fund that is managed by an affiliated firm. However the hedge funds are treated like any other client account and trades done for the fund are generally aggregated with trades done for its regular client accounts.

The subadvisor's investment professional are compensated in the same manner for all client accounts irrespective of the type of account.

Eagle Asset Management Description of Compensation Structure:

Mr. Boksen is paid a base salary that is competitive with other portfolio managers in the industry, based on industry surveys;

Mr. Boksen along with other Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term;

Additional deferred compensation plans are provided to key investment professionals;

Mr. Boksen along with all employees receive benefits from Eagle's parent company including a 401(k) plan, profit sharing, and Employee Stock Purchase Plan.

There is no difference between the method used to determine Mr. Boksen's compensation with respect to the Fund and other Funds managed by Mr. Boksen.

Mr. Boksen's additional compensation includes receipt of 50% of the net profits generated by the General Partner EB Management I.

Mr. Boksen also receives Stock option awards as part of his annual Bonus. These stock option awards vest over a three year period.

Mr. Boksen's compensation is based upon all accounts managed and performance is evaluated annually. Performance is evaluated on the entire composite of accounts and is pre-tax and account weighted.

Mr. Boksen's benchmarks for evaluation purposes includes LipperFund Index for Mutual Fund performance and the Russell 2000 index for separate accounts along with peer group rankings such as Callan Associates and Mercer Investment Consulting.

Potential Conflicts

Eagle currently holds a 51% ownership interests in EB Management I, LLC which acts as the general partner to a limited partnership formed for investment purposes. Bert Boksen is a 49% owner of EB Management and the Portfolio Manager for the Eagle Aggressive Growth Partners Fund I L.P.. Eagle also provides administrative and investment research services for the general partner. Certain officers and employees of Eagle have investment interests in the limited partnership.

On occasion, orders for the securities transactions of the limited partnership may be aggregated with orders for Eagle's client accounts. In such instances, Eagle will ensure that the allocation of securities among Eagle's clients and the partnership is equitable; price averaging may be used for trades executed in a series of transactions on the same day.

Eagle does not invest assets of clients' accounts in such limited partnership. Officers and employees of Raymond James Financial, Inc. and it's subsidiaries may have investment interest in such investment partnership.

Conflicts of Interest

Eagle's portfolio manager manages other accounts with investment strategies similar to the Portfolio. Certain conflicts of interest may arise in connection with the management of multiple portfolios. As noted above, fees vary among these accounts and the portfolio manager may personally invest in some of these accounts. This could create potential conflicts of interest where a portfolio manager may favor certain accounts over others, resulting in other accounts outperforming the Portfolio. Other potential conflicts include conflicts in the allocation of investment opportunities and aggregated trading. However, Eagle has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. Also, as indicated in Eagle's Code of Ethics there are certain procedures in place to avoid conflicts of interest when the Manager and other investment personnel of Eagle buy or sell securities also owned by, or bought or sold for Clients.

EARNEST Partners LLC Compensation

EARNEST Partners: All EARNEST Partners personnel are paid a salary and a discretionary bonus. A portion of the bonus may consist of profit sharing and/or deferred compensation. The Company also matches a portion of employees' 401(k) contributions, if any. The bonus is a function of client satisfaction with respect to investment results and service. Equity ownership is another component of compensation for the portfolio managers. The firm is employee-owned.

Conflicts of Interest

No material conflicts of interest exist. All accounts are managed to model portfolios that are approved by the investment committee, and trades are allocated pro-rata to all accounts so that no one account is advantaged over another pursuant to trade allocation policies and procedures.

Federated Equity Management Company of Pennsylvania Compensation Structure Lawrence Auriana is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology. There are three weighted performance categories in the Balanced Scorecard. Investment Product Performance (IPP) is the predominant factor. Of lesser importance are: Leadership and Client Satisfaction and Service. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment. IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs. the Fund's designated peer group of comparable accounts (eg, accounts in the same category as established by Lipper). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Auriana is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. Discretion may be applied to modify the above based on extenuating circumstances. Leadership is assessed by the Chief Investment Officer in charge of the portfolio manager's group. Client Satisfaction and Service is assessed by Federated's senior management based on the quality, amount and effectiveness of client support, with input from sales management. Aash Shah is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are three weighted performance categories in the Balanced Scorecard. Investment Product Performance (IPP) is the predominant factor. Of lesser importance are: Financial Success and Leadership/Teamwork/Communication. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment. IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs. the Fund's designated peer group of comparable accounts (eg, accounts in the same category as established by Lipper). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Shah is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. Additionally, Mr. Shah provides research and analytical support for other accounts. Discretion may be applied to modify the above based on extenuating circumstances. Financial success is assessed by the revenue growth for the accounts managed or supported and is predicated on the trailing 5 year IPP vs. peer group being at or above the 50th percentile. Leadership/Teamwork/Communication is assessed by the Chief Investment Officer and Lead Portfolio Managers of the group. Hans Utsch is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology. There are three weighted performance categories in the Balanced Scorecard. Investment Product Performance (IPP) is the predominant factor. Of lesser importance are: Leadership and Client Satisfaction and Service. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment. IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs. the Fund's designated peer group of comparable accounts (eg, accounts in the same category as established by Lipper). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Utsch is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. Discretion may be applied to modify the above based on extenuating circumstances. Leadership is assessed by the Chief Investment Officer in charge of the portfolio manager's group. Client Satisfaction and Service is assessed by Federated's senior management based on the quality, amount and effectiveness of client support, with input from sales management. John Ettinger is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are three weighted performance categories in the Balanced Scorecard. Investment Product Performance (IPP) is the predominant factor. Of lesser importance are: Financial Success and Leadership/Teamwork/Communication. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment. IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs. the Fund's designated peer group of comparable accounts (eg, accounts in the same category as established by Lipper). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Ettinger is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. Additionally, Mr. Ettinger provides research and analytical support for other accounts. Discretion may be applied to modify the above based on extenuating circumstances. Financial success is assessed by the revenue growth for the accounts managed or supported and is predicated on the trailing 5 year IPP vs. peer group being at or above the 50th percentile. Leadership/Teamwork/Communication is assessed by the Chief Investment Officer and Lead Portfolio Managers of the group.

Conflicts of Interest As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Federated MDTA LLC

Compensation Structure

Dr. David Goldsmith is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorized as reflecting one of several designated "Strategies." The annual incentive amount is based on current calendar year asset-weighted composite investment performance of each Strategy, which is measured on a total return basis gross of fees and expenses vs. the Strategy's designated benchmark (i.e., with respect to the Fund's Strategy, Russell 2000 Growth Index). As noted above, Dr. Goldsmith is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks. Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ. The performance of one of the other Strategies (which does not include the Fund in its composite performance) represents a significant portion of the calculation. The remaining Strategies are divided into two groups, with each Strategy within a group receiving equal weighting. The Strategy to which the Fund is assigned and the other Strategies in the same group receive higher weighting than Strategies in the other group. As a separate matter, pursuant to the terms of a business acquisition agreement, Dr. Goldsmith may receive additional consideration based on the achievement of specified revenue targets.

Conflicts of Interest

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Sub-Adviser has structured the portfolio managers' compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

First Trust Advisors L.P. Compensation

The compensation structure for each member of the Investment Committee is based on a fixed salary as well as a discretionary bonus determined by the management of First Trust. Salaries are determined by management and are based on an individual's position and overall value to the firm. Bonuses are also determined by management and are based on an individual's overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses for members of the Investment Committee are not based on criteria such as a Portfolio's performance or the value of assets included in the Portfolio. In addition, Mr.Carey, Mr.Erickson, Mr. Lindquist and Mr.McGarel have an indirect ownership stake in the firm and will therefore receive their allocable share of ownership-related distributions.

Conflicts of Interest

None of the accounts managed by the Investment Committee pay an advisory fee that is based on the performance of the account. In addition, First Trust believes that there are no material conflicts of interest that may arise in connection with the Investment Committee's management of the Portfolios' investments and the investments of the other accounts managed by the Investment Committee. However, because the investment strategies of the Portfolios and other accounts managed by the Investment Committee are based on fairly mechanical investment processes, the Investment Committee may recommend that certain clients sell and other clients buy a given security at the same time. In addition, because the investment strategies of the Portfolios and other accounts managed by the Investment Committee result in the clients investing in readily available securities, First Trust believes that there should not be material conflicts in the allocation of investment opportunities between the Portfolios and other accounts managed by the Investment Committee. None of the members of the Investment Committee own interests in the Portfolios.

Goldman Sachs Asset Management, L.P.

Portfolio Managers - Compensation

Quantitative Domestic Equity Portfolio Management Teams Base Salary and Performance Bonus.

The Investment Adviser provides compensation packages for its investment professionals, which are comprised of a base salary and a performance bonus. The year-end performance bonus is a function of each professional's individual performance; his or her contribution to the overall performance of the group; the performance of GSAM; the profitability of Goldman Sachs; and anticipated compensation levels among competitor firms.

Portfolio management teams are rewarded for their ability to outperform a benchmark while managing risk exposure. An individual's compensation depends on his/her contribution to the team as well as his/her ability to work as a member of the team.

The portfolio management team's performance measures are aligned with GSAM's goals to:

(1) Exceed benchmark over one-year and three-year periods; (2) Manage portfolios within a defined range around a targeted tracking error; (3) Perform consistently with objectives and client commitments; (4) Achieve top tier rankings and ratings; and (5) Manage all similarly mandated accounts in a consistent manner.

Performance-related remuneration for portfolio managers is significantly influenced by the following criteria:(1) Overall portfolio performance and consistency of performance over time; (2) Consistency of performance across accounts with similar profiles; (3) Compliance with risk budgets; and (4) Communication with other portfolio managers within the research process. In addition, detailed portfolio attribution is critical to the measurement process. The benchmark for the Fund(s) is the Russell 1000 Growth Index.

Other Compensation. In addition to base salary and performance bonus, the Investment Adviser has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

Conflicts of Interest. The Investment Adviser's portfolio managers are often responsible for managing one or more of the Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Fund has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies.

Goldman Sachs Asset Management, L.P.

Compensation Base Salary and Performance Bonus. GSAM and the GSAM Value Team's (the "Value Team") compensation package for its portfolio managers is comprised of a base salary and a performance bonus. The performance bonus is a function of each portfolio manager's individual performance and his or her contribution to overall team performance. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team's total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. Anticipated compensation levels among competitor firms may also be considered, but are not a principal factor.

The performance bonus is significantly influenced by 3 year period of investment performance. The following criteria are considered:

  Individual performance (relative, absolute)

  Team performance (relative, absolute)

  Consistent performance that aligns with clients' objectives

  Achievement of top rankings (relative and competitive)

The benchmark for this Portfolio is the Russell 2000 Value Index.

Other Compensation. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

Conflicts of Interest

GSAM's portfolio managers are often responsible for managing one or more Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Compensation of Investment Managers

Base Salary and Performance Bonus. GSAM and the GSAM Fixed Income Team's (the "Fixed Income Team") compensation package for its portfolio managers is comprised of a base salary and performance bonus. The base salary is fixed. However, the performance bonus is a function of each portfolio manager's individual performance; the Fixed Income Team's total revenues for the past year, which in part is derived from advisory fees and for certain accounts, performance based fees; his or her contribution to the overall performance of the Fixed Income Team; the performance of GSAM; the profitability of Goldman, Sachs Co.; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk exposure.

The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) overall pre-tax portfolio performance; (2) consistency of performance across accounts with similar profiles; (3) compliance with risk budgets; and (4) communication with other portfolio managers within the research process. In addition, the following factors involving the overall performance of the investment style team are also considered when the amount of performance bonus is determined: (1)whether the team's performance exceeded performance benchmarks over one-year and three-year periods (for Fund specific benchmarks please see below); (2) whether the team managed portfolios within a defined range around a targeted tracking error; (3) whether the team performed consistently with objectives and client commitments; (4) whether the team achieved top tier rankings and ratings (a consideration secondary to the above); and (5) whether the team managed all similarly mandated accounts in a consistent manner.

The benchmark for measuring performance of this Fund is the Lehman Brothers U.S. Corporate High Yield Bond Index.

Other Compensation. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place, including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation. Certain GSAM portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

Conflicts of Interest

GSAM's portfolio managers are often responsible for managing one or more Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Hotchkis and Wiley Capital Management LLC (HWCM)

Compensation Disclosure

Portfolio Managers of the Portfolio are supported by the full research team of HWCM. Compensation is used to reward, attract and retain high quality investment professionals. An investment professional, such as a Portfolio Manager, has a base salary and is eligible for an annual bonus. Some Portfolio Managers also are involved in client servicing, marketing and in the general management of HWCM and are evaluated and compensated based on these functions as well as their investment management activities.

HWCM believes consistent execution of the proprietary research process results in superior, risk-adjusted portfolio returns. It is the quality of the investment professional's execution of this process rather than the performance of particular securities that is evaluated in determining compensation. Compensation likewise is not tied to performance of the Fund or separate accounts, of specific industries within the Portfolio or separate accounts or to any type of asset or revenue related objective, other than to the extent that the overall revenues of HWCM attributable to such factors may affect the size of HWCM's overall bonus pool.

Bonuses and salaries for investment professionals are determined by the Chief Executive Officer of HWCM using annual evaluations, compensation surveys, feedback from other employees and advice from members of HWCM's Executive Committee and HWCM's Compensation Committee. The amount of the bonus usually is shaped by the total amount of HWCM's bonus pool available for the year, which is generally a function of net income, but no investment professional receives a bonus that is a pre-determined percentage of net income.

Each of the Portfolio Managers owns equity in HWCM. HWCM believes that the ownership structure of the firm is a significant factor in ensuring a motivated and stable employee base.

Description of Material Conflicts of Interest

The Portfolio is managed by HWCM's investment team ("Investment Team"). The Investment Team also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. HWCM may be restricted from purchasing more than a limited percentage of the outstanding shares of a company. If a company is a viable investment for more than one investment strategy, HWCM has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably.

Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay HWCM performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for HWCM to favor such accounts in making investment decisions and allocations, HWCM has adopted polices and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.

Since all accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy.

J.P. Morgan Investment Management, Inc.

1. Potential Conflicts

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing J.P. Morgan Investment Management Inc. (JP Morgan)'s and its affiliates clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan's or its affiliate's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts it manages to participate in an offering to increase JP Morgan's or its affiliates' overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manages accounts that engage in short sales of securities of the type in which the Fund invests, JP Morgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. It should be recognized that such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account's objectives.

The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients, JP Morgan and its affiliates have have policies and procedures designed to manage the conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan's Codes of Ethics and JPMC's Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JP Morgan's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempts to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.

2. Portfolio Manager Compensation

J.P. Morgan Investment Management Inc. (JP Morgan)'s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JP Morgan's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these deferred amounts vest, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Lee Munder Investments, Ltd.

Compensation

Portfolio managers at Lee Munder Investments Ltd. ("LMIL") are compensated through a combination of salary, bonus and partnership participation. Bonuses are formula driven based on assets managed, revenues, and performance relative to peer groups. Partnership units will be granted, at no cost, based on achieving certain asset or revenue hurdles.

Conflicts of Interest

LMIL's portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unrestricted partnerships. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

LMIL has fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, LMIL has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, LMIL has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. LMIL conducts periodic reviews of trades for consistency with these policies.

Lord, Abbett & Co. LLC Compensation of Investment Managers Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the investment manager's experience, reputation and competitive market rates. Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment manager's investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates. Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds. Conflicts of Interest Conflicts of interest may arise in connection with the investment managers' management of the investments of the Funds and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Funds and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning a Fund's transactions to the advantage of other accounts and to the detriment of the Funds. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Funds. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Funds and the investments of the other accounts referenced in the table above.

LSV Asset Management

Portfolio Manager Compensation. LSV Portfolio Managers receive a base salary and bonus which is a function of overall firm profitability. In addition, each portfolio manager is a partner and receives a portion of the firm's net income.

Potential Conflicts. There are no material conflicts of interest.

Marsico Capital Management, LLC

Portfolio Manager Compensation.

Marsico Capital Management LLC's (MCM's) portfolio managers are generally subject to the compensation structure applicable to all MCM employees. As such, portfolio manager compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) MCM's overall profitability for the period, and (2) individual achievement and contribution. Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts and do not receive compensation from accounts charging performance-based fees. Exceptional individual efforts are rewarded through salary readjustments and greater participation in the bonus pool. Portfolio manager compensation comes solely from MCM. In addition to salary and bonus, a portfolio manager may participate in other MCM benefits to the same extent and on the same basis as other MCM employees. MCM does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Although performance may be a relevant consideration, to encourage a long-term horizon for managing portfolios, MCM evaluates a portfolio manager's performance over periods longer than the immediate compensation period, and may consider a variety of measures such as the performance of unaffiliated portfolios with similar strategies and other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, effectiveness of the manager's leadership within MCM's investment team, contributions to MCM's overall performance, discrete securities analysis, idea generation, ability to support and train other analysts, and other considerations. Material Conflicts. As a general matter, MCM faces the same need to balance the interests of different clients that any investment adviser with multiple clients might experience. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. As a result, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities subsequently decline. The need to balance the interests of multiple clients may also arise when allocating and/or aggregating trades. MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM's Portfolio Management and Trade Management Policy and Procedures, when trades are aggregated on behalf of more than one account, MCM seeks to allocate such trades to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM's policy to seek to ensure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with these situations, MCM has adopted policies and procedures for allocating transactions across multiple accounts. MCM's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM's compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies. MCM has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, MCM monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

Massachusetts Financial Services Company Compensation.

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

  Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

  Performance Bonus – Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

  The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

  The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

Potential Conflicts of Interest.

MFS seek to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there may be securities which are suitable for the Fund's portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Fund's trade allocation policies may give rise to conflicts of interest if the Fund's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of the Fund's investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

MFS does not receive a performance fee for its management of the Fund. As a result, MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund—for instance, those that pay a higher advisory fee and/or have a performance fee.

Neuberger Berman Management, Inc. Portfolio Manager Compensation

A portion of the compensation paid to each portfolio manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio managers are paid a base salary that is not dependent on performance. Each portfolio manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the portfolio managers' compensation packages, including: (i) whether the manager was a partner/principal of NB prior to Neuberger Berman Inc.'s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.

Conflicts of Interest

While the portfolio managers' management of other accounts may give rise to the conflicts of interest discussed below, NB Management believes that it has designed policies and procedures to appropriately address those conflicts. From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund and the management of other accounts, which might have similar investment objectives or strategies as the Funds or track the same index a Fund tracks. Other accounts managed by the portfolio managers may hold, purchase, or sell securities that are eligible to held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

As a result of the portfolio manager's day-to-day management of a Fund, the portfolio managers know the size, timing and possible market impact of a Fund's trades. While it is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund, NB Management has policies and procedures to address such a conflict.

From time to time, a particular investment opportunity may be suitable for both a Fund and other types of accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. NB Management has adopted policies and procedures reasonably designed to fairly allocate investment opportunities. Typically, when a Fund and one or more of the other NB Funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties, transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund's ability to participate in volume transactions may produce better executions for it.

Pacific Investment Management Company LLC

Portfolio Manager Compensation

PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:

  3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager and relative to applicable industry peer groups;

  Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

  Amount and nature of assets managed by the portfolio manager;

  Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

  Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

  Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

  Contributions to asset retention, gathering and client satisfaction;

  Contributions to mentoring, coaching and/or supervising; and

  Personal growth and skills added.

A portfolio manager's compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors's profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG ("Allianz"). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to- day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by- side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

Prudential Investments LLC Portfolio Manager Compensation Prudential provides compensation opportunities to eligible employees to motivate and reward the achievement of outstanding results by providing market-based programs that: • Attract and reward highly qualified employees • Align with critical business goals and objectives • Link to the performance results relevant to the business segment and Prudential • Retain top performers • Pay for results and differentiate levels of performance • Foster behaviors and contributions that promote Prudential's success The components of compensation for a Vice President in Prudential Investments consists of base salary, annual incentive compensation and long term incentive compensation. Base Pay Overview: The Prudential compensation structure is organized in grades, each with its own minimum and maximum base pay (i.e., salary). The grades reflect pay patterns in the market. Each job in the plan – from CEO through an entry-level job – is included in one of the grades. The main determinant of placement in the base pay structure is market data. On an annual basis, Corporate Compensation collects and analyzes market data to determine if any change to the placement of job in the structure is necessary to maintain market competitiveness. If necessary, structural compensation changes (e.g., increases to base pay minimum and maximums) will be effective on the plan's effective date for base pay increases. Annual Incentive Compensation Overview: The plan provides an opportunity for all participants to share in the annual results of Prudential, as well as the results of their division or profit center. Results are reviewed and incentive payments are made as early as practicable after the close of the plan year. Incentive payments are awarded based on organizational performance – which determines the available dollar amounts – and individual performance. Individual performance will be evaluated on the basis of contributions relative to others in the organization. Incentive payments are granted from a budgeted amount of money that is made available by the Company. Initial budgets are developed by determining the competitive market rates for incentives as compared to our comparator companies. Each organization's budget pool may be increased or decreased based on organizational performance. Organizational performance is determined by a review of performance relative to our comparator group, as well as key measures indicated in our business plan, such as Return on Required Equity (RORE), earnings and revenue growth. Long Term Incentive Compensation Overview: In addition, executives at the Vice President level and above are eligible to participate in a long term incentive program to provide an ownership stake in Prudential Financial. Long-Term incentives currently consist of restricted stock and stock options. The stock options vest 1/3 per year over 3 years and the restricted stock vests 100% at the end of 3 years. Compensation – Two of the portfolio managers for the AST Dynamic Asset Allocation Portfolios (Michael Lenarcic and Ted Lockwood) do not receive any compensation in connection with their services and activities for those portfolios. They are, however, compensated as employees of an affiliated investment adviser. Set forth below is an explanation of the material conflicts of interest that may arise as a result of this fact. Conflicts of Interest Two of the portfolio managers for the Dynamic Asset Allocation Portfolios (the "Portfolios") are also employees and/or officers of an affiliated investment adviser of PI (the "Affiliate"). As a result, these portfolio managers will spend a significant portion of their time on matters unrelated to the Portfolios. In addition to their duties to the Portfolios, these managers are responsible as employees and/or officers of the Affiliate for managing certain accounts and portfolios (including asset allocation accounts and portfolios), including accounts of affiliates, institutional accounts, mutual funds (including those managed by PI), insurance company separate accounts, various pooled investment vehicles and accounts with performance based fees. As a result of the foregoing, conflicts of interest will arise, including those relating to allocation of management time, services and functions among PI, the Affiliate and their Clients. As described above under "Compensation", these portfolio managers are not entitled to receive compensation for their roles as portfolio managers of the Dynamic Asset Allocation Portfolios. However, they are compensated as employees/officers of the Affiliate for their services and activities with respect to the Affiliate's client accounts and portfolios. The compensation is a combination of base salary, performance-based annual cash incentive bonus and long-term incentive grant. The long-term incentive grant is subject to increase or decrease based on the annual performance of certain accounts advised by the Affiliate (these could include sub-advised mutual funds and sleeve portfolios for which PI serves as investment manager). As a result of the foregoing, there may be an incentive for these portfolio managers to favor the Affiliate and the Affiliates' client accounts when allocating their time and attention among the matters relating to the Affiliate and PI. PI follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and ensure avoidance, disclosure or mitigation of each and every situation in which a conflict may arise.
ClearBridge Advisors, LLC

Portfolio Manager Compensation ClearBridge Advisors, LLC ("ClearBridge") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel. ClearBridge has an incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of ClearBridge's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and other employee expenses attributable to the team. The investment team's incentive pool is then adjusted to reflect its ranking among a "peer group" of non-ClearBridge investment managers and the team's pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund's prospectus to which the fund's average annual total returns are compared or, if none, the benchmark set forth in the fund's annual report). The peer group of non-ClearBridge investment managers is defined by product style/type, vehicle type and geography and selected by independent vendors that track and provide (for a fee paid by ClearBridge) relevant peer group performance and ranking data. Longer-term (5- year) performance is more heavily weighted than shorter-term (1- year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted based on other qualitative factors by the applicable ClearBridge Chief Investment Officer.). The incentive pool will be allocated by the applicable ClearBridge chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team. Up to 20% of an investment professional's annual incentive compensation is subject to deferral. For portfolio managers, 25% of this deferral tracks performance of their primary managed product, while another 25% tracks performance of an elected fund. Therefore, portfolio managers may potentially have 50% of their deferred award amount tracking the performance of their primary managed product. The remaining 50% of the deferral is received in the form of Legg Mason restricted stock shares. Potential Conflicts of Interest

Potential conflicts of interest may arise when a Fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for [certain of] the portfolio managers listed in the table above.

The investment adviser and the fund(s) have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the sub-adviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

T. Rowe Price Associates, Inc.

Portfolio Manager Compensation Structure

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also measured against to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. Compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Conflicts of Interest

We are not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments and the investments of the other account(s) included in response to this question.

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Portfolio Manager Compensation" above, our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager

Thornburg Investment Management, Inc. Compensation The compensation of the portfolio manager includes an annual salary annual bonus, and company-wide profit sharing. The portfolio manager also owns equity shares in the investment manager, Thornburg. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained form compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the portfolio manager, including the fund; multiple year historical total return of accounts managed by the portfolio manager, including the fund, relative to market performance and similar funds; single year historical total return of accounts managed by the portfolio manager, including the fund, relative to market performance and similar funds; the degree of sensitivity of the portfolio manager to potential tax liabilities created for account holders in generating return, relative to overall return. There is no material difference in the method used to calculate the portfolio manager's compensation with respect to the fund and other account managed by the portfolio manager, except that certain accounts managed by the portfolio manager may have no income or capital gains tax considerations. To the extent that the portfolio manager realizes benefits from capital appreciation and dividends paid to shareholders of the investment manager, such benefits accrue from the overall financial performance of the investment manager.

Conflicts of Interest Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the portfolio manager's management of the fund's investments and the manager's management of other accounts. These conflicts could include:

  Allocating a favorable investment opportunity to one account but not another.

  Directing one account to buy a security before purchases through other accounts increase the price of the security in the market place.

  Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.

  Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

The fund's investment manager, Thornburg Investment Management, Inc. ("Thornburg") has informed the fund that it has considered the likelihood that any material conflicts of interest could arise between the portfolio manager's management of the fund's investments and the portfolio manager's management of other accounts. Thornburg has also informed the fund that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

UBS Global Asset Management (Americas), Inc. Compensation

The compensation received by the portfolio managers at UBS Global Asset Management, including the Funds' portfolio managers, includes a base salary and incentive compensation, as detailed below. UBS Global Asset Management's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of the investment professionals with the interests of UBS Global Asset Management's clients. Overall compensation can be grouped into three categories: · Competitive salary, benchmarked to maintain competitive compensation opportunities. · Annual bonus, tied to individual contributions and investment performance. · UBS equity awards, promoting company-wide success and employee retention. Base salary is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry. Annual bonuses are correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. UBS Global Asset Management strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio pre-tax performance closely aligns the investment professionals' interests with those of UBS Global Asset Management's clients. Each portfolio manager's bonus is based on the performance of each Fund the portfolio manager manages as compared to the Fund's broad-based index over a three-year rolling period. UBS AG Equity. Senior investment professionals, including each portfolio manager of the Funds, may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS Global Asset Management believes that this reinforces the critical importance of creating long-term business value and also serves as an effective retention tool as the equity shares typically vest over a number of years. Broader equity share ownership is encouraged for all employees through "Equity Plus." This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus and/or salary. Two UBS stock options are given for each share acquired and held for two years. UBS Global Asset Management feels this engages its employees as partners in the firm's success, and helps to maximize its integrated business strategy.

Conflicts of Interest

The portfolio management team's management of a Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage a Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The Advisor manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts. The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the Trust have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

WEDGE Capital Management, LLP Compensation

WEDGE's incentive compensation has been structured to reward all professionals for their contribution to the growth and profitability of the firm. General Partners are compensated via a percentage of the firm's net profitability. Other investment professionals' compensation is based on similar criteria including relative short and long-term portfolio performance as compared to both the index and a universe of peer managers.

Conflicts of Interest

During the normal course of managing assets for multiple clients of varying types and asset levels, WEDGE will inevitably encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of its clients.

Those of a material nature that are encountered most frequently surround security selection, brokerage selection and the allocation of securities. WEDGE is therefore, forced to consider the possible personal conflicts that occur for an analyst and portfolio manager as well as those for the firm when a security is recommended for purchase or sale. When trading securities, WEDGE must address the issues surrounding the selection of brokers to execute trades considering the personal conflicts of the trader and the firm's conflict to obtain best execution of client transactions versus offsetting the cost of research or selfishly enhancing its relationship with a broker/consultant for potential future gain. And finally, WEDGE must consider the implications that a limited supply or demand for a particularly security poses on the allocation of that security across accounts.

To mitigate these conflicts and ensure its clients are not negatively impacted by the adverse actions of WEDGE or its employees, WEDGE has implemented a series of policies including its Personal Security Trading Policy, Proxy Voting Policy, Equity Trading Policy, Trading Error Policy, and others designed to prevent and detect conflicts when they occur. WEDGE reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interests of its clients.

William Blair & Company LLC Compensation:

The compensation of William Blair portfolio managers is based on the firm's mission: "to achieve success for its clients." The Fund's portfolio manager is a principal of William Blair, and as of December 31, 2006 his compensation consists of a base salary, a share of the firm's profits and, in some instances, a discretionary bonus. The portfolio manager's compensation is determined by the head of William Blair's Investment Management Department, subject to the approval of the firm's Executive Committee. The base salary is fixed and the portfolio manager's ownership stake can vary over time based upon the portfolio manager's sustained contribution to the firm's revenue, profitability, long-term investment performance, intellectual capital and brand reputation. In addition, the discretionary bonus (if any) is based, in part, on the long-term investment performance, profitability and assets under management of all accounts managed by the portfolio manager, including the Fund. Conflicts of Interest:

Since the portfolio manager manages other accounts in addition to the Fund, conflicts of interest may arise in connection with the portfolio manager's management of the Fund's investments on the one hand and the investments of such other accounts on the other hand. However, William Blair has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades.

OTHER SERVICE PROVIDERS

Custodian. PFPC Trust Company (PFPC), 103 Bellevue Parkway, Wilmington, Delaware 19809 serves as Custodian for the Fund's portfolio securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent. PFPC Inc., 103 Bellevue Parkway, Wilmington, Delaware 19809, a Delaware corporation that is an indirect wholly-owned subsidiary of PNC Financial Corp., serves as the Transfer and Shareholder Servicing Agent for the Fund. As the transfer, registrar and dividend disbursing agent of the Fund, PFPC, Inc. provides customary transfer agency services to each Portfolio, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PFPC, Inc. receives a monthly fee of $1,500 per Portfolio and a $0.20 fee for certain accounts for anti-money laundering services, and a $2.25 customer identification fee per certain new customers. PFPC, Inc. is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs.

Independent Registered Public Accounting Firm. KPMG LLP, 345 Park Avenue, New York, New York 10154, served as the Fund's independent registered public accounting firm for the fiscal years ended December 31, 2006, 2005 and 2004, and in that capacity will audit the annual financial statements for the Fund for the next fiscal year. Other accountants previously served as the independent registered public accounting firm for the Fund.

Consulting Arrangement. As described in the Prospectus, in connection with the establishment of the strategic allocation for each Asset Allocation Portfolio, Morningstar will provide PI with generalized economic and statistical information based primarily on historical risk/reward correlations and long-term models. PI will consider this analysis in conjunction with its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors to establish the strategic allocation for the Asset Allocation Portfolio. Morningstar will employ various quantitative and qualitative research methods to propose Underlying Portfolio allocations that are consistent with the strategic allocations. PI will consider these proposals along with its own quantitative and qualitative research methods in establishing the Underlying Portfolio allocation. As compensation for providing the consulting services and a related license grant to the Investment Managers, the Investment Managers will pay Morningstar a monthly fee at an annual rate based on the aggregate average daily net assets of the Asset Allocation Portfolios under the following fee schedule: (i) 0.10% on aggregate average daily net assets of the Asset Allocation Portfolios of less than or equal to $1 billion, plus (ii) 0.09% on aggregate average daily net assets of the Asset Allocation Portfolios of greater than $1 billion but less than or equal to $1.5 billion, plus (iii) 0.08% on aggregate average daily net assets of the Asset Allocation Portfolios of greater than $1.5 billion. In addition, American Skandia Marketing Incorporated, the Fund's distributor (ASM), will reimburse Morningstar for reasonable disbursements that are directly related to providing certain marketing services to ASM in connection with the Asset Allocation Portfolios.

The Asset Allocation Portfolios and holders of Contracts will not directly pay any compensation to Morningstar and will not make any reimbursements for expenses to Morningstar. Morningstar is not acting as an investment adviser to the Asset Allocation Portfolio. The Investment Managers shall have full discretion with respect to the establishment of all strategic allocations and all Underlying Portfolio allocations and the effecting of all transactions.

Securities Lending Agent. Prudential Investment Management, Inc. (PIM) serves as securities lending agent for the Portfolios of the Fund and in that role administers the Portfolios' securities lending program. For its services, PIM receives a portion of the amount earned by lending securities. During the most recently completed fiscal year, PIM received the amounts indicated in the table below as securities lending agent for the Portfolios.

Compensation Received by PIM for Securities Lending
Portfolio	Amount
AST JPMorgan International Equity Portfolio	$897
AST International Growth Portfolio	6,407
AST MFS Global Equity Portfolio	1,588
AST Small-Cap Growth Portfolio	55,583
AST Neuberger Berman Small-Cap Growth Portfolio (formerly, AST DeAM Small Cap Growth Portfolio)	50,210
AST Federated Aggressive Growth Portfolio	566,743
AST Goldman Sachs Small-Cap Value Portfolio	45,618
AST Small-Cap Value Portfolio	621,616
AST DeAM Small-Cap Value Portfolio	31,820
AST Goldman Sachs Mid-Cap Growth Portfolio	43,717
AST Neuberger Berman Mid-Cap Growth Portfolio	62,236
AST Neuberger Berman Mid-Cap Value Portfolio	294,561
AST Mid-Cap Value Portfolio	6,120
AST T.Rowe Price Natural Resources Portfolio	67,043
AST T.Rowe Price Large-Cap Growth Portfolio	190,772
AST MFS Growth Portfolio	17,723
AST Marsico Capital Growth Portfolio	911,180
AST Goldman Sachs Concentrated Growth Portfolio	35,728
AST DeAM Large-Cap Value Portfolio	7,948
AST Large-Cap Value Portfolio	59,661
AST AllianceBernstein Core Value Portfolio	12,462
AST AllianceBernstein Managed Index 500 Portfolio	51,784
AST American Century Income and Growth Portfolio	28,416
AST AllianceBernstein Growth and Income Portfolio	54,221
AST American Century Strategic Allocation Portfolio	6,984
AST T.Rowe Price Asset Allocation Portfolio	24,781
AST T.Rowe Price Global Bond Portfolio	7,193
AST High Yield Portfolio	280,980
AST Lord Abbett Bond-Debenture Portfolio	164,045

INFORMATION ON DISTRIBUTION ARRANGEMENTS

Distributor. American Skandia Marketing, Inc. (ASM), a wholly-owned subsidiary of Prudential Financial, Inc., act as the principal underwriters of the Fund by distributing Fund shares on a continuous basis. ASM is a corporation organized under Maryland law. ASM is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers,Inc. ASM's principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. Since the Fund's shares do not carry any sales load, no part of any sales load is paid to ASM for its distribution services to the Fund.

Payments to Financial Services Firms. The Manager, Distributor or their affiliates have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Fund shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Fund shares.The list below includes the names of the firms (or their affiliated broker/dealers) that the Distributor has identified as receiving revenue sharing payments of at least $10,000 in calendar year 2006 for marketing and product support of the Fund as described above. Advantage Capital Corporation AIG Financial Advisors, Inc. Allstate Financial Services American General Securities, Inc. American Portfolios Financial Services Associated Securities Corp. Berthel, Fisher & Company Financial Services, Inc. Bluevase Securities BNY Investment Center Brecek & Young Advisors, Inc. Brookstreet Securities Corporation Butler Freeman Tally Financial Group, LLC Cadaret, Grant & Co., Inc. Cambridge Investment Research Capital Analysts, Inc. Centaurus Financial, Inc. CFD Investments Citigroup Global Markets, Inc. Commonwealth Financial Network Crown Capital Securities CUE Financial Services CUSO Financial Services Equity Services, Inc. FFP Securities, Inc. Financial Network Investment Corp. First Allied Securities, Inc. First Montauk Securities Corporation Gary Goldberg & Co. Geneos Wealth Management, Inc. GunnAllen Financial Incorporated H. Beck Inc. Hantz Financial Services, Inc. Capital One Investments (Hibernia) IFMG ING Financial Advisors ING Financial Partners InterSecurities, Inc. Invest Financial Corporation Investacorp Investment Centers of America Investment Professionals Investors Capital Corporation Jefferson Pilot Securities Company Kovack Securities Legend Equities Corporation Lincoln Financial Advisors Lincoln Investment Planning Linsco Private Ledger Merrill Lynch Morgan Stanley Multi-Financial Securities Corporation Mutual Service Corporation National Planning Corp Next Financial Group NFP Securities PNC Prime Capital Services PrimeVest ProEquities, Inc. Pruco Securities QA3 Financial Group Questar Capital Corporation Raymond James & Associates Raymond James Financial Services RBC Dain Rauscher Royal Alliance Securities America, Inc. Sigma Financial Corp. SII Investments Stifel Nicolaus Summit Brokerage Service, Inc. SunAmerica Securities, Inc. TD Waterhouse Investor Sys Inc. TFS Securities, Inc. The Investment Center, Inc. Transamerica Triad Advisors, Inc. UBS Financial Services United Planners Financial Se rvices of America United Securities Alliance UVEST Financial Services Group Wachovia (Bank) Wall Street Financial Group Waterstone Financial Group Wells Fargo Woodbury Financial Services, Inc. World Group Securities, Inc. WRP Investments, Inc.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Fund has adopted a policy pursuant to which the Fund and its Manager, Subadviser(s), and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Fund shares by directing brokerage transactions to that broker. The Fund has adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits the Fund, the Manager, and the Subadviser(s) to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of the Fund and is not influenced by considerations about the sale of Fund shares.

The Manager is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On a foreign securities exchange, commissions may be fixed. For purposes of this section, the term "Manager" includes the investment Subadviser(s). Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable laws, Wachovia Securities and its affiliates, Prudential Equity Group LLC ("Prudential Equity") and its affiliates or one of the affiliates of the Subadviser(s) (an affiliated broker). Brokerage commissions on U.S. securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal except in accordance with the rules of the Commission. Thus, it will not deal in the over-the-counter market with Wachovia Securities or Prudential Equity acting as market maker, and it will not execute a negotiated trade with an affiliated broker if execution involves Wachovia Securities or Prudential Equity acting as principal with respect to any part of the Fund's order.

In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect such transaction at a price and commission that provides the most favorable total cost of proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research-related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research-oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultations. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund. The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provide a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions .

When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Fund's Board of Trustees. Portfolio securities may not be purchased from any underwriting or selling syndicate of which any affiliated broker, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

Subject to the above considerations, an affiliated broker may act as a broker or futures commission merchant for the Fund. In order for an affiliated broker to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the non-interested Directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11 (a) of the Securities Exchange Act of 1934, as amended, an affiliated broker may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. The affiliated broker must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by it from transactions effected for the Fund during the applicable period. Brokerage transactions with an affiliated broker are also subject to such fiduciary standards as may be imposed upon the broker by applicable law. Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by the Manager and other investment advisory clients of the Manager. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The tables below set forth information concerning the payment of brokerage commissions by the Fund, including the amount of brokerage commissions paid to Wachovia Securities, Prudential Equity, or any other affiliated broker for the three most recently completed fiscal years:

Total Brokerage Commissions Paid by the Fund
Portfolio	2006	2005	2004
AST Advanced Strategies Portfolio	272,613	N/A	N/A
AST AllianceBernstein Core Value Portfolio	115,672	$139,600	$349,137
AST AllianceBernstein Growth & Income Portfolio	3,824,188	3,845,666	2,668,220
AST AllianceBernstein Managed Index 500 Portfolio	168,722	390,184	600,384
AST American Century Income & Growth Portfolio	263,989	618,707	930,127
AST American Century Strategic Allocation Portfolio	116,512	253,684
AST Cohen & Steers Realty Portfolio	351,648	347,115	337,072
AST DeAM Large-Cap Value Portfolio	190,481	214,129	210,554
AST DeAM Small-Cap Value Portfolio	262,720	305,329	248,972
AST Federated Aggressive Growth Portfolio	1,781,746	1,252,761	1,427,799
AST First Trust Balanced Target Portfolio	400,599	-	-
AST First Trust Capital Appreciation Target Portfolio	543,523	N/A	N/A
AST Goldman Sachs Concentrated Growth Portfolio	555,216	918,074	964,215
AST Goldman Sachs Mid-Cap Growth Portfolio	422,463	546,864
AST Goldman Sachs Small-Cap Value Portfolio	419,750	478,553	594,530
AST High Yield Portfolio	-	-	-
AST International Growth Portfolio	6,477,704	5,617,023	4,361,250
AST International Value Portfolio	489,677	90,708	511,070
AST JPMorgan International Equity Portfolio	219,701	121,122
AST Large-Cap Value Portfolio	2,092,853	317,032	387,035
AST Lord Abbett Bond-Debenture Portfolio	6,429	24,310	17,289
AST MFS Global Equity Portfolio	244,604	232,012	181,511
AST MFS Growth Portfolio	1,776,653	1,598,013
AST Marsico Capital Growth Portfolio	3,524,896	3,458,144	3,401,508
AST Mid-Cap Value Portfolio	100,757	205,855	175,746
AST Money Market Portfolio	N/A	N/A	N/A
AST Neuberger Berman Mid-Cap Growth Portfolio	673,172	1,845,745
AST Neuberger Berman Mid-Cap Value Portfolio	2,699,123	2,026,681	2,124,602
AST Neuberger Berman Small-Cap Growth Portfolio	645,396	691,718
AST PIMCO Total Return Bond Portfolio	269,796	185,176
AST PIMCO Limited Maturity Bond Portfolio	20,888	11,175
AST Small-Cap Growth Portfolio	299,912	247,034	1,797,495
AST Small-Cap Value Portfolio	2,431,217	1,561,036	463,136
AST T. Rowe Price Asset Allocation Portfolio	244,135	264,617
AST T. Rowe Price Global Bond Portfolio	N/A	1,016	992
AST T. Rowe Price Large-Cap Growth Portfolio	999,145	406,581	673,281
AST T. Rowe Price Natural Resources Portfolio	252,688	369,410	240,223
AST UBS Dynamic Alpha Portfolio	N/A	N/A	N/A
AST Asset Allocation Portfolios - AST Aggressive Growth Asset Allocation Portfolio - AST Capital Growth Asset Allocation Portfolio - AST Balanced Asset Allocation Portfolio - AST Conservative Asset Allocation Portfolio - AST Preservation Asset Allocation Portfolio	N/A	N/A	N/A

Brokerage Commissions Paid to Wachovia Securities and/or Prudential Equity: 2006
Portfolio	Commissions Paid to Wachovia Securities/Prudential Equity	% of Commissions Paid to Wachovia Securities/Prudential Equity	% of Dollar Amount of Transactions Involving Commissions Effected Through Wachovia Securities/Prudential Equity
AST Advanced Strategies Portfolio	$27,706	10.16%	15.11%
AST AllianceBernstein Core Value Portfolio	-	-	-
AST AllianceBernstein Growth & Income Portfolio	53,317	1.39%	1.06%
AST AllianceBernstein Managed Index 500 Portfolio	-	-	-
AST American Century Income & Growth Portfolio	2,788	1.06%	0.46%
AST American Century Strategic Allocation Portfolio	1,371	1.18%	0.69%
AST Cohen & Steers Realty Portfolio	30	0.01%	0.01%
AST DeAM Large-Cap Value Portfolio	-	-	-
AST DeAM Small-Cap Value Portfolio	-	-	-
AST Federated Aggressive Growth Portfolio	3,806	0.21%	0.15%
AST First Trust Balanced Target Portfolio	-	-	-
AST First Trust Capital Appreciation Target Portfolio	-	-	-
AST Goldman Sachs Concentrated Growth Portfolio	-	-	-
AST Goldman Sachs Mid-Cap Growth Portfolio	-	-	-
AST Goldman Sachs Small-Cap Value Portfolio	64	0.02%	0.01%
AST High Yield Portfolio	-	-	-
AST International Growth Portfolio	-	-	-
AST International Value Portfolio
AST JP Morgan International Equity Portfolio	-	-	-
AST Large-Cap Value Portfolio	$39,695	1.90%	2.30%
AST Lord Abbett Bond-Debenture Portfolio	-	-	-
AST MFS Global Equity Portfolio	-	-	-
AST MFS Growth Portfolio	-	-	-
AST Marsico Capital Growth Portfolio	4,888	0.14%	0.08%
AST Mid-Cap Value Portfolio	-	-	-
AST Money Market Portfolio	-	-	-
AST Neuberger Berman Mid-Cap Growth Portfolio	-	-	-
AST Neuberger Berman Mid-Cap Value Portfolio	22,110	0.82%	0.92%
AST Neuberger Berman Small-Cap Growth Portfolio	-	-	-
AST PIMCO Total Return Bond Portfolio	-	-	-
AST PIMCO Limited Maturity Bond Portfolio	-	-	-
AST Small-Cap Growth Portfolio	7,312	2.44%	1.82%
AST Small-Cap Value Portfolio	689	0.03%	0.02%
AST T. Rowe Price Asset Allocation Portfolio	-	-	-
AST T. Rowe Price Global Bond Portfolio	-	-	-
AST T. Rowe Price Large-Cap Growth Portfolio	-	-	-
AST T. Rowe Price Natural Resources Portfolio	-	-	-
AST UBS Dynamic Alpha Portfolio	-	-	-
AST Asset Allocation Portfolios --AST Aggressive Growth Asset Allocation Portfolio --AST Capital Growth Asset Allocation Portfolio --AST Balanced Asset Allocation Portfolio --AST Conservative Asset Allocation Portfolio --AST Preservation Asset Allocation Portfolio	-	-	-

Brokerage Commissions Paid to Other Affiliated Brokers: Fiscal Year 2006
Portfolio	Affiliated Broker	Commissions Paid	% of Commissions Paid	% of Dollar Amount of Transactions Effected Through Affiliated Broker
AST Advanced Strategies Portfolio	-	-	-	-
AST AllianceBernstein Core Value Portfolio	-	-	-	-
AST AllianceBernstein Growth & Income Portfolio	Sanford C. Bernstein & Co., LLC	313,007	8.18%	5.92%
AST AllianceBernstein Managed Index 500 Portfolio	-	-	-	-
AST American Century Income & Growth Portfolio	-	-	-	-
AST American Century Strategic Allocation Portfolio	-	-	-	-
AST Cohen & Steers Realty Portfolio	-	-	-	-
AST DeAM Large-Cap Value Portfolio	-	-	-	-
AST DeAM Small-Cap Value Portfolio	-	-	-	-
AST Federated Aggressive Growth Portfolio	-	-	-	-
AST First Trust Balanced Target Portfolio	-	-	-	-
AST First Trust Capital Appreciation Target Portfolio	-	-	-	-
AST Goldman Sachs Concentrated Growth Portfolio	-	-	-	-
AST Goldman Sachs Mid-Cap Growth Portfolio	-	-	-	-
AST Goldman Sachs Small-Cap Value Portfolio	Goldman Sachs & Co.	10,475	2.50%	3.42%
AST High Yield Portfolio	-	-	-	-
AST International Growth Portfolio	-	-	-	-
AST International Value Portfolio	-	-	-	-
AST JPMorgan International Equity Portfolio	-	-	-	-
AST Large-Cap Value Portfolio	-	-	-	-
AST Lord Abbett Bond-Debenture Portfolio	-	-	-	-
AST MFS Global Equity Portfolio	-	-	-	-
AST MFS Growth Portfolio	-	-	-	-
AST Marsico Capital Growth Portfolio	-	-	-	-
AST Mid-Cap Value Portfolio	-	-	-	-
AST Money Market Portfolio	-	-	-	-
AST Neuberger Berman Mid-Cap Growth Portfolio	Lehman Brothers, Inc.	96,041	14.27%	18.98%
AST Neuberger Berman Mid-Cap Value Portfolio	Lehman Brothers, Inc.	264,351	9.79%	10.66%
AST Neuberger Berman Small-Cap Growth Portfolio	-	-	-	-
AST PIMCO Total Return Bond Portfolio	-	-	-	-
AST PIMCO Limited Maturity Bond Portfolio	-	-	-	-
AST Small-Cap Growth Portfolio	Lehman Brothers, Inc.	15,455	5.15%	5.60%
AST Small-Cap Growth Portfolio	Raymond James & Associates, Inc.	2,229	0.74%	0.94%
AST Small-Cap Value Portfolio	-	-	-	-
AST T. Rowe Price Asset Allocation Portfolio	-	-	-	-
AST T. Rowe Price Global Bond Portfolio	-	-	-	-
AST T. Rowe Price Large-Cap Growth Portfolio	-	-	-	-
AST T. Rowe Price Natural Resources Portfolio	-	-	-	-
AST UBS Dynamic Alpha Portfolio	-	-	-	-
AST Asset Allocation Portfolios - AST Aggressive Growth Asset Allocation Portfolio - AST Capital Growth Asset Allocation Portfolio - AST Balanced Asset Allocation Portfolio - AST Conservative Asset Allocation Portfolio - AST Preservation Asset Allocation Portfolio	-	-	-	-

Brokerage Commissions Paid to Wachovia Securities and/or Prudential Equity: Fiscal Year 2005
Portfolio	Commissions Paid to Wachovia Securities/Prudential Equity	% of Commissions Paid to Wachovia Securities/Prudential Equity	% of Dollar Amount of Transactions Involving Commissions Effected Through Wachovia Securities/Prudential Equity
AST Advanced Strategies Portfolio	-	-	-
AST AllianceBernstein Core Value Portfolio	$1,584	1.13%	0.67%
AST AllianceBernstein Growth & Income Portfolio	18,279	0.48%	0.33%
AST AllianceBernstein Managed Index 500 Portfolio	828	0.21%	0.18%
AST American Century Income & Growth Portfolio	1,955	0.32%	0.14%
AST American Century Strategic Allocation Portfolio	116	0.05%	0.01%
AST Cohen & Steers Realty Portfolio	1,238	0.36%	0.44%
AST DeAM Large-Cap Value Portfolio	--	--	--
AST DeAM Small-Cap Value Portfolio	--	--	--
AST Federated Aggressive Growth Portfolio	--	--	--
AST First Trust Balanced Target Portfolio	-	-	-
AST First Trust Capital Appreciation Target Portfolio	-	-	-
AST Allocation Portfolio	--	--	--
AST Goldman Sachs Concentrated Growth Portfolio	--	--	--
AST Goldman Sachs Mid-Cap Growth Portfolio	2,620	0.48%	0.15%
AST Goldman Sachs Small-Cap Value Portfolio	15	-	0.01%
AST High Yield Portfolio	--	--	--
AST International Growth Portfolio	--	--	--
AST International Value Portfolio	--	--	--
AST JPMorgan International Equity Portfolio	--	--	--
AST Large-Cap Value Portfolio	3,210	1.01%	0.18%
AST Lord Abbett Bond-Debenture Portfolio	--	--	--
AST MFS Global Equity Portfolio	--	--	--
AST MFS Growth Portfolio	--	--	--
AST Marsico Capital Growth Portfolio	3,939	0.11%	0.11%
AST Mid-Cap Value Portfolio	--	--	--
AST Money Market Portfolio	--	--	--
AST Neuberger Berman Mid-Cap Growth Portfolio	3,140	1.37%	0.93%
AST Neuberger Berman Mid-Cap Value Portfolio	18,055	0.89%	1.13%
AST Neuberger Berman Small-Cap Growth Portfolio	--	--	--
AST PIMCO Total Return Bond Portfolio	--	--	--
AST PIMCO Limited Maturity Bond Portfolio	--	--	--
AST Small-Cap Growth Portfolio	5,405	2.19%	1.23%
AST Small-Cap Value Portfolio	4,646	0.25%	0.20%
AST T. Rowe Price Asset Allocation Portfolio	--	--	--
AST T. Rowe Price Global Bond Portfolio	--	--	--
AST T. Rowe Price Large-Cap Growth Portfolio	270	0.07%	0.07%
AST T. Rowe Price Natural Resources Portfolio	--	--	--
AST UBS Dynamic Alpha Portfolio	-	-	-
AST Asset Allocation Portfolios - AST Aggressive Growth Asset Allocation Portfolio - AST Capital Growth Asset Allocation Portfolio - AST Balanced Asset Allocation Portfolio - AST Conservative Asset Allocation Portfolio - AST Preservation Asset Allocation Portfolio	-	-	-

Brokerage Commissions Paid to Other Affiliated Brokers: Fiscal Year 2005
Portfolio	Affiliated Broker	Commissions Paid	% of Commissions Paid	% of Dollar Amount of Transactions Effected Through Affiliated Broker
AST Advanced Strategies Portfolio	--	--	---	--
AST AllianceBernstein Core Value Portfolio	Sanford C. Bernstein & Co.	$45,063	32.28%	18.05%
AST AllianceBernstein Growth & Income Portfolio	Sanford C. Bernstein & Co.	427,418	11.11%	9.60%
AST AllianceBernstein Managed Index 500 Portfolio	Sanford C. Bernstein & Co.	136,562	35.00%	25.07%
AST American Century Income & Growth Portfolio	--	--	--	--
AST American Century Strategic Allocation Portfolio	--	--	--	--
AST Cohen & Steers Realty Portfolio	--	--	--	--
AST DeAM Large-Cap Value Portfolio	--	--	--	--
AST DeAM Small-Cap Value Portfolio	--	--	--	--
AST Federated Aggressive Growth Portfolio	--	--	--	--
AST First Trust Balanced Target Portfolio	--	--	--	--
AST First Trust Capital Appreciation Target Portfolio	--	--	--	--
AST Goldman Sachs Concentrated Growth Portfolio	--	--	--	--
AST Goldman Sachs Mid-Cap Growth Portfolio	--	--	--	--
AST Goldman Sachs Small-Cap Value Portfolio	Goldman Sachs	3,1860	0.67%	0.89%
AST High Yield Portfolio	--	--	--	--
AST International Growth Portfolio	--	--	--	--
AST International Value Portfolio	--	--	--	--
AST JPMorgan International Equity Portfolio	Chase Securities	118	0.10%	0.07%
AST Large-Cap Value Portfolio	--	--	--	--
AST Lord Abbett Bond-Debenture Portfolio	--	--	--	--
AST MFS Global Equity Portfolio	--	--	--	--
AST MFS Growth Portfolio	--	--	--	--
AST Marsico Capital Growth Portfolio	--	--	--	--
AST Mid-Cap Value Portfolio	Gabelli, South Eastern Advisory Group	98,899	48.04%	16.16%
AST Money Market Portfolio	--	--	--	--
AST Neuberger Berman Mid-Cap Growth Portfolio	Fred Alger, Lehman Brothers	531,069	28.77%	29.84%
AST Neuberger Berman Mid-Cap Value Portfolio	Lehman Brothers	308,524	15.21%	16.65%
AST Neuberger Berman Small-Cap Growth Portfolio	--	--	--	--
AST PIMCO Total Return Bond Portfolio	--	--	--	--
AST PIMCO Limited Maturity Bond Portfolio	--	--	--	--
AST Small-Cap Growth Portfolio	--	--	--	--
AST Small-Cap Value Portfolio	--	--	--	--
AST T. Rowe Price Asset Allocation Portfolio	--	--	--	--
AST T. Rowe Price Global Bond Portfolio	--	--	--	--
AST T. Rowe Price Large-Cap Growth Portfolio	Sanford C. Bernstein & Co.	14,850	3.65%	1.80%
AST T. Rowe Price Natural Resources Portfolio	--	--	--	--
AST UBS Dynamic Alpha Portfolio	--	--	--	--
AST Asset Allocation Portfolios - AST Aggressive Growth Asset Allocation Portfolio - AST Capital Growth Asset Allocation Portfolio - AST Balanced Asset Allocation Portfolio - AST Conservative Asset Allocation Portfolio - AST Preservation Asset Allocation Portfolio	--	--	--	--

Brokerage Commissions Paid to Wachovia Securities and/or Prudential Equity: Fiscal Year 2004
Portfolio	Commissions Paid to Wachovia Securities/Prudential Equity	% of Commissions Paid to Wachovia Securities/Prudential Equity	% of Dollar Amount of Transactions Involving Commissions Effected Through Wachovia Securities/Prudential Equity
AST Advanced Strategies Portfolio	--	--	--
AST AllianceBernstein Core Value Portfolio	--	--	--
AST AllianceBernstein Growth & Income Portfolio	13,980.52		.64
AST AllianceBernstein Managed Index 500 Portfolio	--	--	--
AST American Century Income & Growth Portfolio	3,841.41		.33
AST American Century Strategic Allocation Portfolio	739.17		.15
AST Cohen & Steers Realty Portfolio	2,484.74		.61
AST DeAM Large-Cap Value Portfolio	--	--	--
AST DeAM Small-Cap Value Portfolio	--	--	--
AST Federated Aggressive Growth Portfolio	6,030.42		.55
AST First Trust Balanced Target Portfolio	--	--	--
AST First Trust Capital Appreciation Target Portfolio	--	--	--
AST Goldman Sachs Concentrated Growth Portfolio	--	--	--
AST Goldman Sachs Mid-Cap Growth Portfolio	--	--	--
AST Goldman Sachs Small-Cap Value Portfolio	--	--	--
AST High Yield Portfolio	--	--	--
AST International Growth Portfolio	--	--	--
AST International Value Portfolio	--	--	--
AST JPMorgan International Equity Portfolio	1,688.63		.25
AST Large-Cap Value Portfolio	8,829	2.28	.48
AST Lord Abbett Bond-Debenture Portfolio	--	--	--
AST MFS Global Equity Portfolio	--	--	--
AST MFS Growth Portfolio	--	--	--
AST Marsico Capital Growth Portfolio	6,653.20		.20
AST Mid-Cap Value Portfolio	525.30		.29
AST Money Market Portfolio	--	--	--
AST Neuberger Berman Mid-Cap Growth Portfolio	7,850.85		.91
AST Neuberger Berman Mid-Cap Value Portfolio	11,080.52		.57
AST Neuberger Berman Small-Cap Growth Portfolio	--	--	--
AST PIMCO Total Return Bond Portfolio	--	--	--
AST PIMCO Limited Maturity Bond Portfolio	--	--	--
AST Small-Cap Growth Portfolio	14,200.76		.41
AST Small-Cap Value Portfolio	4,150.44		.75
AST T. Rowe Price Asset Allocation Portfolio	4,484	1.77	1.02
AST T. Rowe Price Global Bond Portfolio	--	--	--
AST T. Rowe Price Large-Cap Growth Portfolio	315.05		.04
AST T. Rowe Price Natural Resources Portfolio	--	--	--
AST UBS Dynamic Alpha Portfolio	--	--	--
AST Asset Allocation Portfolios - AST Aggressive Growth Asset Allocation Portfolio - AST Capital Growth Asset Allocation Portfolio - AST Balanced Asset Allocation Portfolio - AST Conservative Asset Allocation Portfolio - AST Preservation Asset Allocation Portfolio	--	--	--

Brokerage Commissions Paid to American Skandia Marketing, Inc. (ASM): Fiscal Year 2004
Portfolio	Commissions Paid to ASM	% of Commissions Paid to ASM	% of Dollar Amount of Transactions Involving Commissions Effected Through ASM
AST Advanced Strategies Portfolio	--	--	--
AST AllianceBernstein Core Value Portfolio	$162,911	46.66%	46.75%
AST AllianceBernstein Growth & Income Portfolio	661,107	24.78	31.62
AST AllianceBernstein Managed Index 500 Portfolio	242,565	40.40	46.39
AST American Century Income & Growth Portfolio	--	--	--
AST American Century Strategic Allocation Portfolio	--	--	--
AST Cohen & Steers Realty Portfolio	31,673	9.40	8.50
AST DeAM Large-Cap Value Portfolio	--	--	--
AST DeAM Small-Cap Value Portfolio	--	--	--
AST Federated Aggressive Growth Portfolio	--	--	--
AST First Trust Balanced Target Portfolio	--	--	--
AST First Trust Capital Appreciation Target Portfolio	--	--	--
AST Goldman Sachs Concentrated Growth Portfolio	391,133	40.56	43.89
AST Goldman Sachs Mid-Cap Growth Portfolio	156,867	33.64	40.22
AST Goldman Sachs Small-Cap Value Portfolio	111,348	18.73	12.98
AST High Yield Portfolio	--	--	--
AST International Growth Portfolio	358,671	8.22	11.69
AST International Value Portfolio	--	--	--
AST JPMorgan International Equity Portfolio	4,172	2.23	.46
AST Large-Cap Value Portfolio	--	--	--
AST Lord Abbett Bond-Debenture Portfolio	--	--	--
AST MFS Global Equity Portfolio	--	--	--
AST MFS Growth Portfolio	62,209	2.37	2.67
AST Marsico Capital Growth Portfolio	560,317	16.47	18.18
AST Mid-Cap Value Portfolio	--	--	--
AST Money Market Portfolio	--	--	--
AST Neuberger Berman Mid-Cap Growth Portfolio	158,715	17.24	17.82
AST Neuberger Berman Mid-Cap Value Portfolio	566,800	26.68	24.07
AST Neuberger Berman Small-Cap Growth Portfolio	--	--	--
AST PIMCO Total Return Bond Portfolio	--	--	--
AST PIMCO Limited Maturity Bond Portfolio	--	--	--
AST Small-Cap Growth Portfolio	66,921	3.72	1.59
AST Small-Cap Value Portfolio	--	--	--
AST T. Rowe Price Asset Allocation Portfolio	--	--	--
AST T. Rowe Price Global Bond Portfolio	--	--	--
AST T. Rowe Price Large-Cap Growth Portfolio	90,818	13.49	17.81
AST T. Rowe Price Natural Resources Portfolio	13,851	5.77	20.53
AST UBS Dynamic Alpha Portfolio	--	--	--
AST Asset Allocation Portfolios - AST Aggressive Growth Asset Allocation Portfolio - AST Capital Growth Asset Allocation Portfolio - AST Balanced Asset Allocation Portfolio - AST Conservative Asset Allocation Portfolio - AST Preservation Asset Allocation Portfolio	--	--	--

Brokerage Commissions Paid to Other Affiliated Brokers: Fiscal Year 2004
Portfolio	Affiliated Broker	Commissions Paid	% of Commissions Paid	% of Dollar Amount of Transactions Effected Through Affiliated Broker
AST Advanced Strategies Portfolio	--	--	--	--
AST AllianceBernstein Core Value Portfolio	Sanford C. Bernstein & Co.	172,298	49.35	50.03
AST AllianceBernstein Growth & Income Portfolio	Sanford C. Bernstein & Co.	208,944	7.83	7.85
AST AllianceBernstein Managed Index 500 Portfolio	Sanford C. Bernstein & Co.	345,243	57.50	53.38
AST American Century Income & Growth Portfolio	J.P. Morgan Securities	14	--	--
AST American Century Strategic Allocation Portfolio	J.P. Morgan Securities	192.04		.05
AST Cohen & Steers Realty Portfolio	--	--	--	--
AST DeAM Large-Cap Value Portfolio	--	--	--	--
AST DeAM Small-Cap Value Portfolio	--	--	--	--
AST Federated Aggressive Growth Portfolio	--	--	--	--
AST First Trust Balanced Target Portfolio	--	--	--	--
AST First Trust Capital Appreciation Target Portfolio	--	--	--	--
AST Goldman Sachs Concentrated Growth Portfolio	--	--	--	--
AST Goldman Sachs Mid-Cap Growth Portfolio	--	--	--	--
AST Goldman Sachs Small-Cap Value Portfolio	Goldman Sachs	11,017	1.85	.76
AST High Yield Portfolio	--	--	--	--
AST International Growth Portfolio	--	--	--	--
AST International Value Portfolio	--	--	--	--
AST JPMorgan International Equity Portfolio	J.P. Morgan Securities	1,688.64		.25
AST Large-Cap Value Portfolio	--	--	--	--
AST Lord Abbett Bond-Debenture Portfolio	--	--	--	--
AST MFS Global Equity Portfolio	--	--	--	--
AST MFS Growth Portfolio	--	--	--	--
AST Marsico Capital Growth Portfolio	--	--	--	--
AST Mid-Cap Value Portfolio	Gabelli Securities	135,019	76.83	82.15
AST Money Market Portfolio	--	--	--	--
AST Neuberger Berman Mid-Cap Growth Portfolio	Lehman Brothers	44,595	4.84	4.62
AST Neuberger Berman Mid-Cap Value Portfolio	Lehman Brothers	101,484	4.78	5.23
AST Neuberger Berman Small-Cap Growth Portfolio	--	--	--	--
AST PIMCO Total Return Bond Portfolio	--	--	--	--
AST PIMCO Limited Maturity Bond Portfolio	--	--	--	--
AST Small-Cap Growth Portfolio	Goldman Sachs	20,460	1.10	.80
AST Small-Cap Value Portfolio	Gabelli Securities	593,951	59.72	57.58
AST T. Rowe Price Asset Allocation Portfolio	--	---	--	--
AST T. Rowe Price Global Bond Portfolio	--	--	--	--
AST T. Rowe Price Large-Cap Growth Portfolio	Sanford C. Bernstein & Co.	10,830	1.61	1.68
AST T. Rowe Price Natural Resources Portfolio	--	--	--	--
AST UBS Dynamic Alpha Portfolio	--	--	--	--
AST Asset Allocation Portfolios - AST Aggressive Growth Asset Allocation Portfolio - AST Capital Growth Asset Allocation Portfolio - AST Balanced Asset Allocation Portfolio - AST Conservative Asset Allocation Portfolio - AST Preservation Asset Allocation Portfolio	--	--	--	--

ADDITIONAL INFORMATION

Fund History. The Fund is a managed, open-end investment company organized as a Massachusetts business trust, the separate Portfolios of which are diversified, unless otherwise indicated. Formerly, the Fund was known as the Henderson International Growth Fund, which consisted of only one Portfolio (The Henderson International Growth Fund is currently known as the AST JPMorgan International Equity Portfolio (formerly known as the AST Strong International Equity Portfolio, the AST AIM International Equity Portfolio, the AST Putnam International Equity Portfolio and the Seligman Henderson International Equity Portfolio)).The Investment Manager was Henderson International,Inc. Shareholders of what was, at the time, the Henderson International Growth Fund, approved certain changes in a meeting held April 17, 1992. These changes included engagement of a new Investment Manager, engagement of a Sub-advisor and election of new Trustees. Subsequent to that meeting, the new Trustees adopted a number of resolutions, including, but not limited to, resolutions renaming the Trust. Since that time the Trustees have adopted a number of resolutions, including, but not limited to, making new Portfolios available and adopting forms of Investment Management Agreements and subadvisory Agreements between the Investment Managers and the Fund and the Investment Managers and each subadviser, respectively.

The AST AllianceBernstein Growth & Income Portfolio (formerly known as the AST Alliance Growth and Income Portfolio and as the AST Lord Abbett Growth and Income Portfolio) was first offered as of May 1, 1992. The AST Goldman Sachs Concentrated Growth Portfolio (formerly known as the AST JanCap Growth Portfolio) and the AST Money Market Portfolio were first offered as of November 4, 1992. The AST Neuberger Berman Mid-Cap Value Portfolio (formerly known as the Federated Utility Income Portfolio) and the AST UBS Dynamic Alpha Portfolio (formerly known as the AST Global Allocation Portfolio, the DeAM Global Allocation Portfolio, the AIM Balanced Portfolio, the AST Putnam Balanced Portfolio and the AST Phoenix Balanced Asset Portfolio) were first offered as of May 1, 1993. The AST High Yield Portfolio (formerly known as the Goldman Sachs High Yield Portfolio and the AST Federated High Yield Portfolio), the AST T. Rowe Price Asset Allocation Portfolio, AST Small-Cap Growth Portfolio (formerly known as the AST State Street Research Small-Cap Growth Portfolio, the AST Small-Cap Growth Portfolio (formerly known as the PBHG Small-Cap Growth Portfolio), the AST Janus Small-Cap Growth Portfolio and the Founders Capital Appreciation Portfolio), the Large-Cap Value Portfolio (formerly known as the AST Hotchkis Wiley Large-Cap Value Portfolio and the AST INVESCO Capital Income Portfolio) and the AST PIMCO Total Return Bond Portfolio were first offered as of December 31, 1993. The AST T. Rowe Price Global Bond Portfolio (formerly known as the AST Scudder International Bond Portfolio) was first offered as of May 1, 1994. The AST Neuberger Berman Mid-Cap Growth Portfolio (formerly known as the Berger Capital Growth Portfolio) was first offered as of October 19, 1994.

The AST International Value Portfolio (formerly known as the AST LSV International Value Portfolio, the AST DeAM International Equity Portfolio,the AST Founders Passport Portfolio and the Seligman Henderson International Small Cap Portfolio), the AST T. Rowe Price Natural Resources Portfolio and the AST PIMCO Limited Maturity Bond Portfolio were first offered as of May 2, 1995. The AST AllianceBernstein Large-Cap Growth Portfolio (formerly known as the AST Alliance Growth Portfolio, AST Oppenheimer Large-Cap Growth Portfolio, and the Robertson Stephens Value + Growth Portfolio) was first offered as of May 2, 1996. The AST International Growth Portfolio (formerly known as the AST William Blair International Growth Portfolio and the AST Janus Overseas Growth Portfolio), the AST Small-Cap Value Portfolio (formerly known as the AST Gabelli Small-Cap Value Portfolio and the AST T. Rowe Price Small Company Value Portfolio), the AST American Century Strategic Allocation Portfolio (formerly known as the AST American Century Strategic Balanced Portfolio) and the AST American Century Income & Growth Portfolio (formerly known as the AST Putnam Value Growth Income Portfolio) were first offered as of January 2, 1997. The AST Marsico Capital Growth Portfolio was first offered as of December 22, 1997. The AST Goldman Sachs Small-Cap Value Portfolio (formerly known as the AST Lord Abbett Small Cap Value Portfolio), the AST Cohen Steers Realty Portfolio, and the AST AllianceBernstein Managed Index 500 Portfolio (formerly known as the AST Sanford Bernstein Managed Index 500 Portfolio and as the AST Bankers Trust Managed Index 500 Portfolio) were first offered as of January 2, 1998. The AST Neuberger Berman Small-Cap Growth Portfolio (formerly known as the AST DeAM Small-Cap Growth Portfolio and the AST Scudder Small-Cap Growth Portfolio) was first offered as of January 4, 1999. The AST MFS Global Equity Portfolio and the AST MFS Growth Portfolio were first offered as of October 18, 1999. The AST Goldman Sachs Mid-Cap Growth Portfolio (formerly known as the AST Janus Mid-Cap Growth Portfolio) was first offered as of May 1, 2000. The AST Federated Aggressive Growth Portfolio, the AST Mid-Cap Value Portfolio (formerly known as the AST Gabelli All-Cap Value Portfolio), the AST DeAM Large-Cap Value Portfolio (formerly known as the Janus Strategic Value Portfolio) and the AST Lord Abbett Bond-Debenture Portfolio were first offered on October 23, 2000. The AST AllianceBernstein Core Value (formerly known as the AST Sanford Bernstein Core Value) Portfolio was first offered on May 1, 2001.

Effective as of December 2, 2005, the AST Alger All-Cap Growth Portfolio and the AST AllianceBernstein Growth + Value Portfolio were reorganized into the AST Neuberger Berman Mid-Cap Growth Portfolio and the AST AllianceBernstein Managed Index 500 Portfolio, respectively, and ceased to exist.

The AST Aggressive Asset Allocation Portfolio, the AST Capital Growth Asset Allocation Portfolio, the AST Balanced Asset Allocation Portfolio, the AST Conservative Asset Allocation Portfolio, and the AST Preservation Asset Allocation Portfolio were each first offered on or about December 5, 2005.

The AST Advanced Strategies Portfolio, the AST First Trust Balanced Target Portfolio and the AST First Trust Capital Appreciation Target Portfolio were each first offered on or about March 20, 2006.

If approved by the Trustees, the Trust may add more Portfolios and may cease to offer any existing Portfolios in the future. Effective as of May 1, 2007, the Fund changed its name from American Skandia Trust to Advanced Series Trust.

Description of Shares and Organization. As of the date of this SAI, the beneficial interest in the Fund is divided into 43 separate Portfolios, each offering one class of shares.

The Fund's Second Amended and Restated Declaration of Trust, dated December 1, 2005, which governs certain Fund matters, permits the Fund's Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share. Each share entitles the holder to one vote for the election of Trustees and on all other matters that are not specific to one class of shares, and to participate equally in dividends, distributions of capital gains and net assets of each applicable Portfolio. Only shareholders of shares of a specific Portfolio may vote on matters specific to that Portfolio. Shares of one class may not bear the same economic relationship to the Fund as shares of another class. In the event of dissolution or liquidation, holders of shares of a Portfolio will receive pro rata, subject to the rights of creditors, the proceeds of the sale of the assets held in such Portfolio less the liabilities attributable to such Portfolio. Shareholders of a Portfolio will not be liable for the expenses, obligations or debts of another Portfolio.

No preemptive or conversion rights apply to any of the Fund's shares. The Fund's shares, when issued, will be fully paid, non-assessable and transferable. The Trustees may at any time create additional series of shares without shareholder approval.

Generally, there will not be annual meetings of shareholders of any Portfolio of the Fund. A Trustee may, in accordance with certain rulesof the SEC, be removed from office when the holders of record of not less than two-thirds of the outstanding shares either present a written declaration to the Fund'scustodian or vote in person or by proxy at a meeting called for this purpose. In addition, the Trustees will promptly call a meeting of shareholders to remove a Trustee(s) when requested to do so in writing by record holders of not less than 10% of the outstanding shares. Finally, the Trustees shall, in certain circumstances, give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of mailing their request.

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders. The Declaration of Trust provides for indemnification out of the Fund's property for all loss and expense of any shareholder of the Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations wherein the complaining party was held not to be bound by the disclaimer.

The Declaration of Trust further provides that the Trustees will have no personal liability to any person in connection with the Fund property or affairs of the Fund except for that arising from his bad faith, willful misfeasance, gross negligence or reckless disregard of his duty to that person. All persons must look solely to the Trust property for satisfaction of claims of any nature arising in connection with the Fund's affairs. In general, the Declaration of Trust provides for indemnification by the Fund of the Trustees and officers of the Fund except with respect to any matter as to which the Trustee or officer acted in bad faith, or with willful misfeasance, gross negligence or reckless disregard of his duties.

From time to time, Prudential Financial,Inc. and/or its insurance company affiliates have purchased shares of the Fund to provide initial capital and to enable the Portfolios to avoid unrealistically poor investment performance that might otherwise result because the amounts available for investment are too small. Prudential will not redeem any of its shares until a Portfolio is large enough so that redemption will not have an adverse effect upon investment performance. Prudential will vote its shares in the same manner and in the same proportion as the shares held by the separate accounts that invest in the Fund, which in turn, are generally voted in accordance with instructions from Contract owners.

PRINCIPAL SHAREHOLDERS

To the knowledge of the indicated Portfolios of the Fund, the following persons/entities owned beneficially or of record 5% or more of the Portfolios of the Fund as of April 13, 2007:

As of April 13, 2007, the Directors and Officers of the Portfolios of the Fund, as a group owned less than 1% of the outstanding shares of beneficial interest of the Fund.

FINANCIAL STATEMENTS

The financial statements of the Fund for the fiscal year ended December 31, 2006 incorporated by reference into this SAI by reference to the annual report to shareholders, have been so incorporated in reliance on the report of KPMG LLP, independent registered public accounting firm. KPMG LLP's principal business address is 345 Park Avenue, New York, New York 10154. The Fund's Annual Report, for the year ended December 31, 2006, can be obtained, without charge, by calling (800) 778-2255 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

PART II

INVESTMENT RISKS AND CONSIDERATIONS

Set forth below are descriptions of some of the types of investments and investment strategies that a Portfolio may use, and the risks and considerations associated with those investments and investment strategies. Please see the Prospectus and the "Fund Portfolios, Investment Objectives and Policies" Section in Part I of the SAI, which identifies the types of investments and investment strategies that may be used by each Portfolio.Information contained in this section about the risks and considerations associated with a Portfolio's investments and/or investment strategies applies only to those Portfolios specifically identified in Part I of the SAI as making a type of investment or using an investment strategy (each, a "Covered Portfolio"). Information that does not apply to a Covered Portfolio does not form a part of the SAI as it relates to the Covered Portfolio and should not be relied on by investors in that Covered Portfolio. Only information that is clearly identified as applicable to a Covered Portfolio is considered to form a part of the SAI as it relates to a Covered Portfolio.

ASSET-BACKED SECURITIES. Certain Portfolios may invest in asset-backed securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

Credit-Related Asset-Backed Securities. This type of asset-backed security is collateralized by a basket of corporate bonds or other securities, including junk bonds. Unlike the traditional asset-backed securities described above, these asset-backed securities often do have the benefit of a security interest or ownership interest in the related collateral. With a credit-related asset-backed security, the underlying bonds have the risk of being prepaid prior to maturity. Although generally not pre-payable at any time, some of the underlying bonds may have call options, while others may have maturity dates that are earlier than the asset-backed security itself. As with traditional asset-backed securities described above, the Portfolio bears the risk of loss of the resulting increase or decrease in yield to maturity after a prepayment of an underlying bond. However, the primary risk associated with credit-related asset-backed securities is the potential loss of principal associated with losses on the underlying bonds.

BORROWING AND LEVERAGE. A Portfolio may borrow up to 33 1/3% of the value of its total assets (calculated at the time of the borrowing). The Portfolio may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Portfolio's asset coverage for borrowings falls below 300%, the Portfolio will take prompt action to reduce its borrowings. If the Portfolio borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Portfolio, the net asset value of the Portfolio's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage."

A Portfolio may borrow from time to time, at the investment subadviser's discretion, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the investment adviser's opinion, unusual market conditions otherwise make it advantageous for the Portfolio to increase its investment capacity. A Portfolio will only borrow when there is an expectation that it will benefit a Portfolio after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by a Portfolio creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate changes in the net asset value of Portfolio shares and in the yield ona Portfolio. A Portfolio may borrow through forward rolls, dollar rolls or reverse repurchase agreements, although no Portfolio currently has any intention of doing so.

CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. The characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

In analyzing convertible securities, the Manager will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Portfolio are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, a Portfolio is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of such fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a "Cash-Settled Convertible"), (ii) a combination of separate securities chosen by the Manager in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant ( a "Manufactured Convertible") or (iii) a synthetic security manufactured by another party.

Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Manager by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income ("fixed income component") or a right to acquire equity securities ("convertibility component"). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features ("equity features") granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total "market value" of such a Manufactured Convertible is the sum of the values of its fixed-income component and its convertibility component.

More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Manager may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Manager may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Manager believes such a Manufactured Convertible would better promote a Portfolio's objective than alternate investments. For example, the Manager may combine an equity feature with respect to an issuer's stock with a fixed income security of a different issuer in the same industry to diversify the Portfolio's credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, "combined" to create a Manufactured Convertible. For example,a Portfolio may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event a Portfolio created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.

CORPORATE LOANS. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate ("LIBOR") or the prime rate of U.S. banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, a Portfolio may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a "syndicate." The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Portfolio may not recover its investment, or there might be a delay in the Portfolio's recovery. By investing in a corporate loan, a Portfolio becomes a member of the syndicate.

As in the case of junk bonds, the Corporate Loans in which a Portfolio may invest can be expected to provide higher yields than higher-rated fixed income securities but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between Corporate Loans and junk bonds. Corporate Loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of Corporate Loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give Corporate Loan investors preferential treatment over junk bond investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the Corporate Loans will be repaid in full. Corporate Loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the Prime Rate of a U.S. bank, or that may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of LIBOR. Consequently, the value of Corporate Loans held by a Portfolio may be expected to fluctuate significantly less than the value of fixed rate junk bond instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for Corporate Loans is not as well developed as the secondary dealer market for junk bonds, and therefore presents increased market risk relating to liquidity and pricing concerns.

A Portfolio may acquire interests in Corporate Loans by means of a novation, assignment or participation. In a novation, a Portfolio would succeed to all the rights and obligations of the assigning institution and become a contracting party under the credit agreement with respect to the debt obligation. As an alternative, a Portfolio may purchase an assignment, in which case the Portfolio may be required to rely on the assigning institution to demand payment and enforce its rights against the borrower but would otherwise typically be entitled to all of such assigning institution's rights under the credit agreement. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution selling the participation interest and not with the borrower. In purchasing a loan participation, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Portfolio will assume the credit risk of both the borrower and the institution selling the participation to the Portfolio.

DEBT SECURITIES. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Portfolio's investment in that issuer. Credit risk is reduced to the extent a Portfolio limits its debt investments to U.S. Government securities. All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.

DEPOSITARY RECEIPTS. A Portfolio may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs") are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs") are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts ("GDRs") are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs and ADSs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Portfolio may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into or for which they may be converted or exchanged.

DERIVATIVES. A Portfolio may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Portfolio to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Each Portfolio may use Derivatives for hedging purposes. Certain Portfolios may also use derivatives to seek to enhance returns. The use of a Derivative is speculative if the Portfolio is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Portfolio invests in a Derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that Derivative, which may sometimes be greater than the Derivative's cost. No Portfolio may use any Derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

HEDGING. Hedging is a strategy in which a Derivative or security is used to offset the risks associated with other Portfolio holdings. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Portfolio or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by a Portfolio, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Portfolio's ability to hedge effectively its portfolio. There is also a risk of loss by the Portfolio of margin deposits or collateral in the event of bankruptcy of a broker with whom the Portfolio has an open position in an option, a futures contract or a related option. There can be no assurance that a Portfolio's hedging strategies will be effective or that hedging transactions will be available to a Portfolio. No Portfolio is required to engage in hedging transactions and each Portfolio may choose not to do so.

INDEXED AND INVERSE SECURITIES. A Portfolio may invest in securities the potential return of which is based on an index or interest rate. As an illustration, a Portfolio may invest in a security whose value is based on changes in a specific index or that pays interest based on the current value of an interest rate index, such as the prime rate. A Portfolio may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, certain Portfolios may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, a Portfolio may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Portfolio invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities may involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. A Portfolio may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of such an adverse movement, a Portfolio may be required to pay substantial additional margin to maintain the position.)

The Manager recently reevaluated the financial statement presentation of certain inverse securities, which are commonly referred to as inverse floaters, under the provisions of Statement of Financial Accounting Standards No. 140 ("FAS 140"). The application of the provisions of FAS 140 entailed a reclassification of transactions in which a Portfolio sells a municipal bond to a special purpose trust in order to create an inverse floater which the Portfolio receives from such trust in a financing transaction. The trust also issues floating rate notes to third parties. The Portfolio receives interest payments on inverse floaters that bear an inverse relationship to the interest paid on the floating rate notes. These transactions were previously classified as a sale for financial statement presentation purposes. While such inverse floaters expose the Portfolio to leverage risk, they do not constitute borrowings for purposes of the Portfolio's restrictions on borrowings. The application of the provisions of FAS 140 with respect to inverse floaters otherwise acquired by the Portfolio is not currently subject to this reevaluation.

Future financial statements for a Portfolio will reflect the application of the provisions of FAS 140, regardless of materiality. Pursuant to FAS 140, the Portfolio will record interest on the full amount of the municipal bonds held in the special purpose trusts as interest income and the Portfolio also will record the interest to holders of the floating rate certificates and fees associated with the trust as interest expense in the Statement of Operations. This change will cause the Portfolio's expense ratio to increase. However, neither the Portfolio's net income nor its distributions to shareholders is impacted since the increase in interest expense will be offset by a corresponding amount of increased income on the bonds now deemed to be owned by the Portfolio (instead of only the interest the Portfolio received on the inverse floater certificates it held directly).

To the extent that a Portfolio owns such inverse floaters as of the financial reporting period end, another important change pursuant to FAS 140 is that the Portfolio's gross assets would increase by the par amount of the floating rate certificates issued by the affected special purpose trusts, with a corresponding increase in the Portfolio's liabilities. The Portfolio's net assets and net asset value per share should not be affected by this change in accounting because the increase in gross assets will be offset by a corresponding increase in liabilities.

SWAP AGREEMENTS. Certain Portfolios may enter into swap transactions, including but not limited to, interest rate, index, credit default, total return and, to the extent that it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. In addition,certain Portfolios may enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return.

Swap agreements are two party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on or calculated with respect to particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index or other investments or instruments.

Most swap agreements entered into by a Portfolio would calculate the obligations of the parties to the agreement on a "net basis." Consequently the Portfolio's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Portfolio's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets.

To the extent that a Portfolio enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Portfolio's obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the investment adviser and the Portfolio believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. The Portfolio will enter into swaps only with parties meeting creditworthiness standards of the investment subadviser. The investment subadviser will monitor the creditworthiness of such parties.

CREDIT DEFAULT SWAP AGREEMENTS AND SIMILAR INSTRUMENTS. Certain Portfolios may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by a Portfolio. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up front or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Portfolio generally receives an up front payment or a fixed rate of income throughout the term of the swap, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Credit default swaps and similar instruments involve greater risks than if a Portfolio had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks. A Portfolio will enter into credit default swap agreements and similar instruments only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Manager to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. When a Portfolio acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

CREDIT LINKED SECURITIES. Among the income producing securities in which a Portfolio may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such a credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Portfolio may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive. A Portfolio's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act of 1933. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

TOTAL RETURN SWAP AGREEMENTS. Certain Portfolios may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Portfolio's portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. Total return swap agreements entail the risk that a party will default on its payment obligations to the Portfolio thereunder. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Generally, the Portfolio will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Portfolio. If the total return swap transaction is entered into on other than a net basis, the full amount of the Portfolio's obligations will be accrued on a daily basis, and the full amount of the Portfolio's obligations will be segregated by the Portfolio in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Portfolio initially to make an equivalent direct investment, plus or minus any amount the Portfolio is obligated to pay or is to receive under the total return swap agreement.

Unless otherwise noted, a Portfolio's net obligations in respect of all swap agreements (i.e., the aggregate net amount owed by the Portfolio) is limited to 15% of its net assets.

OPTIONS ON SECURITIES AND SECURITIES INDEXES. A Portfolio may invest in options on individual securities, baskets of securities or particular measurements of value or rate (an "index"), such as an index of the price of treasury securities or an index representative of short term interest rates.

Types of Options. A Portfolio may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rate (an "index"), such as an index of the price of treasury securities or an index representative of short term interest rates. Such investments may be made on exchanges and in the over-the-counter markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" below.

A Portfolio will write only "covered" options. A written option is covered if, so long as a Portfolio is obligated the option, it (1) owns an offsetting position in the underlying security or currency or (2) segregates cash or other liquid assets, in an amount equal to or greater than its obligation under the option.

CALL OPTIONS. A Portfolio may purchase call options on any of the types of securities or instruments in which it may invest. A call option gives a Portfolio the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. A Portfolio also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

Each Portfolio may only write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which a Portfolio either owns an offsetting position in the underlying security or currency, or the Portfolio segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, a Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio enters into a closing purchase transaction. A closing purchase transaction cancels out a Portfolio's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

PUT OPTIONS. A Portfolio may purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, a Portfolio acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Portfolio's risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Portfolio's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. A Portfolio also may purchase uncovered put options.

Each Portfolio may write (i.e., sell) put options on the types of securities or instruments that may be held by the Portfolio, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. A Portfolio will receive a premium for writing a put option, which increases the Portfolio's return. A Portfolio will not sell puts if, as a result, more than 25% of the Portfolio's net assets would be required to cover its potential obligations under its hedging and other investment transactions.

FUTURES. A Portfolio may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Portfolio is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Portfolio will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits a Portfolio's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, a Portfolio will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect a Portfolio from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Portfolio was attempting to identify specific securities in which to invest in a market the Portfolio believes to be attractive. In the event that such securities decline in value or a Portfolio determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Portfolio may realize a loss relating to the futures position.

A Portfolio is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Portfolio entered into futures transactions. A Portfolio may purchase put options or write (i.e., sell) call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, a Portfolio can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Portfolio intends to purchase.

A Portfolio may only write "covered" put and call options on futures contracts. A Portfolio will be considered "covered" with respect to a call option it writes on a futures contract if the Portfolio owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. A Portfolio will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option, or if it segregates for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Portfolio with its custodian with respect to such option). There is no limitation on the amount of a Portfolio's assets that can be segregated.

With respect to futures contracts that are not legally required to "cash settle," a Portfolio may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contact. With respect to futures that are required to "cash settle," however, a Portfolio is permitted to set aside or earmark liquid assets in an amount equal to the Portfolio's daily marked to market (net) obligation, if any, (in other words, the Portfolio's daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, a Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full market value of the futures contract.

Each Portfolio has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA") pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a "commodity pool operator" under the CEA and each Portfolio is operated so as not to be deemed to be a "commodity pool" under the regulations of the Commodity Futures Trading Commission.

FOREIGN EXCHANGE TRANSACTIONS. A Portfolio may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, "Currency Instruments") for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or, with respect to certain Portfolios, to seek to enhance returns. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by a Portfolio, sold by a Portfolio but not yet delivered, or committed or anticipated to be purchased by a Portfolio. As an illustration, a Portfolio may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Portfolio may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a "straddle"). By selling such a call option in this illustration, the Portfolio gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. "Straddles" of the type that may be used by a Portfolio are considered to constitute hedging transactions and are consistent with the policies described above. No Portfolio will attempt to hedge all of its foreign portfolio positions.

FORWARD FOREIGN EXCHANGE TRANSACTIONS. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. A Portfolio will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or, with respect to certain Portfolios, to seek to enhance returns. A Portfolio may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Portfolio has received or anticipates receiving a dividend or distribution. A Portfolio may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Portfolio is denominated or by purchasing a currency in which the Portfolio anticipates acquiring a portfolio position in the near future. A Portfolio may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.

CURRENCY FUTURES. A Portfolio may also seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See "Futures" above. Currency futures involve substantial currency risk, and also involve leverage risk.

CURRENCY OPTIONS. A Portfolio may also seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. A Portfolio may engage in transactions in options on currencies either on exchanges or OTC markets. See "Types of Options" above and "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

LIMITATIONS ON CURRENCY HEDGING. Most Portfolios will not speculate in Currency Instruments although certain Portfolios may use such instruments to seek to enhance returns. Accordingly, a Portfolio will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. A Portfolio may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a "cross-hedge"). A Portfolio will only enter into a cross-hedge if the Manager believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

RISK FACTORS IN HEDGING FOREIGN CURRENCY RISKS. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While a Portfolio's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Portfolio's shares, the net asset value of the Portfolio's shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Portfolio's hedging strategies will be ineffective. To the extent that a Portfolio hedges against anticipated currency movements that do not occur, the Portfolio may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Portfolio will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

In connection with its trading in forward foreign currency contracts, a Portfolio will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, a Portfolio will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Portfolio of any profit potential or force the Portfolio to cover its commitments for resale, if any, at the then market price and could result in a loss to the Portfolio.

It may not be possible for a Portfolio to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Portfolio is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to a Portfolio of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

RISK FACTORS IN DERIVATIVES. Derivatives are volatile and involve significant risks, including:

Leverage Risk -- the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Use of Derivatives for hedging purposes involves correlation risk. If the value of the Derivative moves more or less than the value of the hedged instruments, a Portfolio will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.

A Portfolio intends to enter into transactions involving Derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Derivative or the Portfolio will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Derivative without incurring substantial losses, if at all.

FOREIGN INVESTMENT RISKS. Certain Portfolios may invest in foreign equity and/or debt securities. Foreign debt securities include certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

Foreign Market Risk. Portfolios that may invest in foreign securities offer the potential for more diversification than a Portfolio that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that a Portfolio will lose money. In particular, a Portfolio is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Portfolio to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Portfolio's ability to purchase or sell foreign securities or transfer the Portfolio's assets or income back into the United States, or otherwise adversely affect a Portfolio's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk and Exchange Risk. Securities in which a Portfolio invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of a Portfolio's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Portfolio management to completely and accurately determine a company's financial condition.

Certain Risks of Holding Portfolio Assets Outside the United States. A Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Portfolio's ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Portfolio to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Portfolio can earn on its investments and typically results in a higher operating expense ratio for the Portfolio as compared to investment companies that invest only in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable to that party for any losses incurred.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, thereby reducing the amount available for distribution to shareholders.

Certain transactions in Derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose a Portfolio to potential losses, which exceed the amount originally invested by the Portfolio. When a Portfolio engages in such a transaction, the Portfolio will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Portfolio's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that a Portfolio has assets available to satisfy its obligations with respect to the transaction, but will not limit the Portfolio's exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives. Certain Derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Portfolio to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for a Portfolio to ascertain a market value for such instruments. A Portfolio will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the Portfolio can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Portfolio has unrealized gains in such instruments or has deposited collateral with its counterparty the Portfolio is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. A Portfolio will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Derivatives traded in OTC markets only with financial institutions that appear to have substantial capital or that have provided the Portfolio with a third-party guaranty or other credit enhancement.

DISTRESSED SECURITIES. A Portfolio may invest in securities, including corporate loans purchased in the secondary market, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by the Portfolio or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P or Fitch) or which, if unrated, are in the judgment of the Manager of equivalent quality ("Distressed Securities"). Investment in Distressed Securities is speculative and involves significant risks. Distressed Securities frequently do not produce income while they are outstanding and may require a Portfolio to bear certain extraordinary expenses in order to protect and recover its investment.

A Portfolio will generally make such investments only when the Manager believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Portfolio will receive new securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Portfolio makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that a Portfolio will receive any interest payments on the Distressed Securities, the Portfolio will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Portfolio may be required to bear certain extraordinary expenses to protect and recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Portfolio, there can be no assurance that the securities or other assets received by a Portfolio in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a Portfolio's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Portfolio may be restricted from disposing of such securities.

ILLIQUID OR RESTRICTED SECURITIES. Each Portfolio may invest in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of a Portfolio's assets in illiquid securities may restrict the ability of the Portfolio to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Portfolio's operations require cash, such as when the Portfolio redeems shares or pays dividends, and could result in the Portfolio borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments. A Portfolio may invest in securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "Securities Act").

Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Portfolio or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Portfolio are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration. Certain of the Portfolio's investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, a Portfolio may obtain access to material nonpublic information, which may restrict the Portfolio's ability to conduct portfolio transactions in such securities.

Specific Portfolio Limits: Each Portfolio, other than the Money Market Portfolio and SP T. Rowe Price Large Cap Growth Portfolio, may hold up to 15% of net assets in illiquid securities. The Money Market Portfolio and SP T. Rowe Price Large Cap Growth Portfolio may hold up to 10% of their net assets in illiquid securities.

INITIAL PUBLIC OFFERING RISK. The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If initial public offerings are brought to the market, availability may be limited and the Portfolio may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks.

INVESTMENT IN EMERGING MARKETS. Certain Portfolios may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks not involved in investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit a Portfolio's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for a Portfolio. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Portfolio could lose the entire value of its investments in the affected markets.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and companies may be held by a limited number of persons. This may adversely affect the timing and pricing of the Portfolio's acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Portfolio will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Portfolio would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil have specifically authorized such Portfolios. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the Investment Company Act, a Portfolio may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the Investment Company Act, a Portfolio may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for a Portfolio to invest indirectly in certain developing countries. New shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Portfolio acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Portfolio (including management and advisory fees) and, indirectly, the expenses of such other investment companies. SEE ALSO "INVESTMENTS IN OTHER INVESTMENT COMPANIES."

Risks of Investing in Asia-Pacific Countries. In addition to the risks of foreign investing and the risks of investing inemerging markets, the developing market Asia-Pacific countries in which a Portfolio may invest are subject to certain additional or specific risks. Certain Portfolios may make substantial investments in Asia-Pacific countries. There is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for a Portfolio and may have an adverse impact on the investment performance of the Portfolio.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also present risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Portfolio. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Portfolio itself, as well as the value of securities in the Portfolio's portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies.

Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Portfolio incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.

Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments.

Portfolio management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. A Portfolio may invest in countries in which foreign investors, including management of the Portfolio, have had no or limited prior experience.

Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Portfolio. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. There can be no assurance that a Portfolio will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Portfolio's purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Portfolio. For example, a Portfolio may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Portfolio. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which a Portfolio may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Portfolio places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Portfolio of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to a Portfolio's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. For example, in September 1998, Malaysia imposed currency controls that limited a Portfolio's ability to repatriate proceeds of Malaysian investments. It is possible that Malaysia, or certain other countries may impose similar restrictions or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available to meet redemptions. Depending on a variety of financial factors, the percentage of a Portfolio's portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Portfolio's assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Portfolio. For example, Portfolios may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week. In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The Investment Company Act restricts a Portfolio's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. These provisions may restrict a Portfolio's investments in certain foreign banks and other financial institutions.

Risks of Investments in Russia. A Portfolio may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia's banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company's share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible fora Portfolio to lose its registration through fraud, negligence or mere oversight. Whilea Portfolio will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprivea Portfolio of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult fora Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Whilea Portfolio intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss toa Portfolio.

INVESTMENT IN OTHER INVESTMENT COMPANIES. Each Portfolio may invest in other investment companies, including exchange traded Portfolios. In accordance with the1940 Act, a Portfolio may invest up to 10% of its total assets in securities of other investment companies. In addition, under the1940 Act a Portfolio may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Portfolio's total assets may be invested in securities of any investment company. (These limits do not restrict a Feeder Portfolio from investing all of its assets in shares of its Master Portfolio.) Each Portfolio has received an exemptive order from the Commission permitting it to invest in affiliated registered money market Portfolios and short-term bond Portfolios without regard to such limitations, provided however, that in all cases the Portfolio's aggregate investment of cash in shares of such investment companies shall not exceed 25% of the Portfolio's total assets at any time. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Portfolio acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a Portfolio in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies. SEE ALSO "RESTRICTIONS ON CERTAIN INVESTMENTS."

JUNK BONDS. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities thatthe Managerbelieves are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for a Portfolio. The major risks in junk bond investments include the following:

  Junk bonds are issued by less credit worthy companies. These securities are vulnerable to adverse changes in the issuer's industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

  The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer's ability to pay its debt obligations also maybe lessened by specific issuer developments, or the unavailability of additional financing.

  Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.

  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Portfolio before it matures. If an issuer redeems the junk bonds, a Portfolio may have to invest the proceeds in bonds with lower yields and may lose income.

  Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

  Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Portfolio's portfolio securities than in the case of securities trading in a more liquid market.

  A Portfolio may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

MONEY MARKET INSTRUMENTS. Certain Portfolios may invest in money market instruments. Money market instruments include cash equivalents and short-term obligations of U.S. banks, certificates of deposit, short-term obligations issued or guaranteed by the U.S. Government or its agencies. Money market instruments also include bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and foreign branches, by foreign banking institutions, and by the World Bank and other multinational instrumentalities, as well as commercial paper and other short-term obligations of, and variable amount master demand notes, variable rate notes and similar agreements issued by, U.S. and foreign corporations.

MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain unique risks in addition to those generally associated with investing in fixed-income securities and in the real estate industry in general. These unique risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are "pass-through" securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to a Portfolio. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by a Portfolio for its mortgage-backed securities, the yield the Portfolio expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when a Portfolio reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

To the extent that a Portfolio purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Portfolio buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of the Portfolio. Under certain interest rate and prepayment scenarios, a Portfolio may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.

Most mortgage-backed securities are issued by Federal government agencies such as the Government National Mortgage Association ("Ginnie Mae"), or by government sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac") or the Federal National Mortgage Association ("Fannie Mae"). Principal and interest payments on mortgage-backed securities issued by the Federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Such securities generally have very little credit risk, but may be subject to substantial interest rate risks. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk.

MUNICIPAL SECURITIES. Certain Portfolios may, from time to time, invest in municipal bonds including general obligation and revenue bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. A Portfolio may also invest in municipal notes including tax, revenue and bond anticipation notes which are issued to obtain Portfolios for various public purposes.

Municipal securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is generally eligible for exclusion from federal income tax and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market.

The interest rates payable on certain municipal bonds and municipal notes are not fixed and may fluctuate based upon changes in market rates. Municipal bonds and notes of this type are called "variable rate" obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right wherebya Portfolio may demand prepayment of the principal amount of the obligation prior to its stated maturity (a demand feature) and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate obligations should enhance the ability ofa Portfolio to maintain a stable NAV per share and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation.

Variable or floating rate securities includeparticipation interests therein and inverse floaters. Floating rate securities normally have a rate of interest that is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate. Variable rate securities provide for a specific periodic adjustment in the interest rate based on prevailing market rates and generally would allowa Portfolio to demand payment of the obligation on short notice at par plus accrued interest, which amount may, at times, be more or less than the amount the Portfolio paid for them. Some floating rate and variable rate securities have maturities longer than 397 calendar days but afford the holder the right to demand payment at dates earlier than the final maturity date. Such floating rate and variable rate securities will be treated as having maturities equal to the demand date or the period of adjustment of the interest rate whichever is longer.

An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. Generally, income from inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. For additional information relating to inverse floaters, please see "Indexed and Inverse Securities."

REAL ESTATE RELATED SECURITIES. Although no Portfolio may invest directly in real estate, certain Portfolios may invest in equity securities of issuers that are principally engaged in the real estate industry. Therefore, an investment in such a Portfolio is subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage Portfolios or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying a Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent. Investments by a Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights. In addition, if a Portfolio receives rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfolio's ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Code.

REAL ESTATE INVESTMENT TRUSTS ("REITS"). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Code to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in certain REITs involves risks similar to those associated with investing in small capitalization companies. These REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as these REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

REPURCHASE AGREEMENTS. A Portfolio may invest in securities pursuant to repurchase agreements. A Portfolio will enter into repurchase agreements only with parties meeting creditworthiness standards as set forth in the Portfolio's repurchase agreement procedures.

Under such agreements, the other party agrees, upon entering into the contract with a Portfolio, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser.

In the case of a repurchase agreement, as a purchaser, a Portfolio will require all repurchase agreements to be fully collateralized at all times by cash or other liquid assets in an amount at least equal to the resale price. The seller is required to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Portfolio but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Portfolio may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.

A Portfolio may participate in a joint repurchase agreement account with other investment companies managed by PI pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Portfolio may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each Portfolio participates in the income earned or accrued in the joint account based on the percentage of its investment.

DOLLAR ROLLS. Certain Portfolios may enter into dollar rolls. In a dollar roll,a Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, a Portfolio foregoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio will establish a segregated account in which it will maintain cash or other liquid assets, marked to market daily, having a value equal to its obligations in respect of dollar rolls.

Dollar rolls involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities, the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. Cash proceeds from dollar rolls may be invested in cash or other liquid assets.

SECURITIES LENDING. Consistent with applicable regulatory requirements,a Portfolio may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans of a Portfolio do not exceed in the aggregate 33 1/ 3% of the value of a Portfolio's total assets and provided that such loans are callable at any time by a Portfolio and are at all times secured by cash or equivalent collateral (including a line of credit) that is equal to at least 100% of the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay a Portfolio an amount equivalent to any dividend or interest paid on such securities and a Portfolio may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is thata Portfolio continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day's notice or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and a Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of a Portfolio. On termination of the loan, the borrower is required to return the securities to a Portfolio, and any gain or loss in the market price during the loan would inure to a Portfolio. Since voting or consent rights which accompany loaned securities pass to the borrower,a Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect ona Portfolio's investment in the securities which are the subject of the loan.A Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

SECURITIES OF SMALLER OR EMERGING GROWTH COMPANIES. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. The Manager believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.

Small cap and emerging growth securities will often be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Portfolio of portfolio securities to meet redemptions or otherwise may require a Portfolio to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in the Manager's judgment, such disposition is not desirable.

While the process of selection and continuous supervision by the Manager does not, of course, guarantee successful investment results, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

Small companies are generally little known to most individual investors although some may be dominant in their respective industries.The Manager believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. A Portfolio may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Portfolio management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.

Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.

SHORT SALES AND SHORT SALES AGAINST-THE-BOX. Certain Portfolios may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. The Fund may not be able to limit any losses resulting from share price volatility if the security indefinitely continues to increase in value at such specified time.

A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, a Portfolio is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) a Portfolio must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received bya Portfolio on such security, a Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes a Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual Portfolios that do not make short sales in securities they do not own. A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that a Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

Certain Portfolios may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on a Portfolio's records or with its Custodian.

SOVEREIGN DEBT. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government entity's policy towards the International Monetary Portfolio and the political constraints to which a government entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend Portfolios to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to government entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

STANDBY COMMITMENT AGREEMENTS. A Portfolio may enter into standby commitment agreements. These agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Portfolio at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Portfolio is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Portfolio will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Portfolio. A Portfolio will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. A Portfolio segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment. There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio may bear the risk of a decline in the value of such security and may not benefit from any appreciation in the value of the security during the commitment period. The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Portfolio's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

STRIPPED SECURITIES. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or "IO" security) and the other to receive the principal payments (the principal only or "PO" security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.

STRUCTURED NOTES. Certain Portfolios may invest in structured notes. The values of the structured notes in whicha Portfolio will invest may be linked to equity securities or equity indices or other instruments or indices("reference instruments"). These notes differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security, instrument,or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

SUPRANATIONAL ENTITIES. A Portfolio may invest in debt securities of supranational entities . Examples include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS. Each Portfolio may temporarily invest without limit in money market instruments, including commercial paper of U.S. corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the U.S. government, its agencies or its instrumentalities, as part of a temporary defensive strategy or to maintain liquidity to meet redemptions. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

A Portfolio also may temporarily hold cash or invest in money market instruments pending investment of proceeds from new sales of Portfolio shares or during periods of portfolio restructuring.

WARRANTS AND RIGHTS. Warrants and rights are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make a Portfolio a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

WHEN ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. A Portfolio may purchase or sell securities that it is entitled to receive on a when issued basis. A Portfolio may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by a Portfolio at an established price with payment and delivery taking place in the future. A Portfolio enters into these transactions to obtain what is considered an advantageous price to the Portfolio at the time of entering into the transaction. No Portfolio has established any limit on the percentage of its assets that may be committed in connection with these transactions. When a Portfolio purchases securities in these transactions, the Portfolio segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Portfolio's purchase price. The Portfolio may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

U.S. GOVERNMENT SECURITIES. Certain Funds may invest in adjustable rate and fixed rate U.S. Government securities. U.S. Government securities are instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government guarantees do not extend to the yield or value of the securities or a Fund's shares. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

U.S. Treasury securities include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. U.S. Government guarantees do not extend to the yield or value of the securities or a Fund's shares.

Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Ginnie Mae, the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

Certain Funds may also invest in component parts of U.S. Government securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. A Fund may also invest in custodial receipts held by a third party that are not U.S. Government securities.

ZERO COUPON SECURITIES, PAY-IN-KIND SECURITIES AND DEFERRED PAYMENT SECURITIES. Certain Portfolios may invest in zero coupon securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity on the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received income ("phantom income") annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

A Portfolio accrues income with respect to these securities for Federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals. In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, a Portfolio's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Portfolio's portfolio. Further, to maintain its qualification for pass-through treatment under the Federal tax laws, a Portfolio is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the income accrued but not yet received. The required distributions will result in an increase in a Portfolio's exposure to such securities.

Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Holders of these types of securities are deemed to have received income ("phantom income") annually, notwithstanding that cash may not be received currently. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.

In addition to the above described risks, there are certain other risks related to investing in zero coupon, pay-in-kind and deferred payment securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Portfolio's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Portfolio's portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Portfolio is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of phantom income and the value of the paid-in-kind interest. The required distributions will result in an increase in the Portfolio's exposure to such securities.

NET ASSET VALUES

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV. The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders. The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $1 per share. (The price of each share remains the same but you will have more shares when dividends are declared.) To determine a Portfolio's NAV, its holdings are valued as follows: Equity securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker. A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares. All Short-term Debt Securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners. For each Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer). Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value. Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer). Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service. Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade. Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation. Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

TAXATION

This discussion of federal income tax consequences applies to the Participating Insurance Companies because they are the direct shareholders of the Fund. Contract owners should consult their Contract prospectus for information relating to the tax matters applicable to their Contracts. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits will be "passed through" pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Under Code Section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in Treasury regulations. For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look-through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided the regulated investment company satisfies certain conditions relating to the ownership of its shares. The Fund intends to satisfy these ownership conditions. Further, the Fund intends that each Portfolio separately will be adequately diversified. Accordingly, a segregated asset account investing solely in shares of a Portfolio will be adequately diversified, and a segregated asset account investing in shares of one or more Trust Portfolios and shares of other adequately diversified funds generally will be adequately diversified.

The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this SAI, and is subject to change by legislative or administrative action. A description of other tax considerations generally affecting the Fund and its shareholders is found in the section of the Prospectus entitled "Tax Matters." No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders. No attempt is made to present a detailed explanation of state or local tax matters. The discussion herein and in the Prospectus is not intended as a substitute for careful tax planning.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Portfolio's portfolio holdings as of the end of the second and fourth fiscal quarters are made public, as required by law, in the Fund's annual and semi-annual reports. These reports are filed with the Commission on Form N-CSR and mailed to shareholders within 60 days after the end of the second and fourth fiscal quarters. The Fund's annual and semi-annual reports are posted on the Fund's website. Each Portfolio's portfolio holdings as of the end of the first and third fiscal quarters are made public and filed with the Commission on Form N-Q within 60 days after the end of the Portfolio's first and third fiscal quarters.

In addition, the Fund may provide a full list of each Portfolio's portfolio holdings as of the end of each month on its website within approximately 30 days after the end of the month. The Fund may also release each Portfolio's top ten holdings, sector and country breakdowns, and largest industries on a quarterly or monthly basis, with the information as of a date 15 days prior to the release. Such information will be posted on the Fund's website.

When authorized by the Fund's Chief Compliance Officer and another officer of the Fund, portfolio holdings information may be disseminated more frequently or at different periods than as described above to intermediaries that distribute the Fund's shares, third party providers of auditing, custody, proxy voting and other services for the Fund, rating and ranking organizations, and certain affiliated persons of the Fund, as described below. The procedures utilized to determine eligibility are set forth below:

Procedures for Release of Portfolio Holdings Information:

1. A request for release of Portfolio holdings shall be provided by such third party setting forth a legitimate business purpose for such release which shall specify the Portfolio, the terms of such release, and frequency (e.g., level of detail staleness). The request shall address whether there are any conflicts of interest between the Portfolio and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Portfolio.

2. The request shall be forwarded to the Chief Compliance Officer of the Fund, or his delegate, for review and approval.

3. A confidentiality agreement in the form approved by an officer of the Fund must be executed with the recipient of the Portfolio holdings information.

4. An officer of the Portfolio shall approve the release and agreement. Copies of the release and agreement shall be sent to PI's law department.

5. Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of Portfolio holdings information.

6. PI's Fund Administration Department shall arrange for the release of Portfolio holdings information by the Portfolio's custodian bank(s).

As of the date of this Statement of Additional Information, the Fund will provide:

1. Traditional External Recipients/Vendors

  Full holdings on a daily basis to Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day;

  Full holdings on a daily basis to ISS (securities class action claims services administrator) at the end of each day;

  Full holdings on a daily basis to a Portfolio's Subadviser(s), Custodian Bank, sub-custodian (if any) and accounting agents (which includes the Custodian Bank and any other accounting agent that may be appointed) at the end of each day. When a Portfolio has more than one Subadviser, each Subadviser receives holdings information only with respect to the "sleeve" or segment of the Portfolio for which the Subadviser has responsibility;

  Full holdings to a Portfolio's independent registered public accounting firm as soon as practicable following the Portfolio's fiscal year-end or on an as-needed basis; and

  Full holdings to financial printers as soon as practicable following the end of a Portfolio's quarterly, semi-annual and annual period ends.

2. Analytical Service Providers

  Portfolio trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following a Portfolio's fiscal quarter-end;

  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day; and

  Full holdings on a daily basis to FactSet and Lipper, Inc. (investment research providers) at the end of each day.

  Full holdings on a daily basis to Vestek (for preparation of fact sheets) at the end of each day (Target Portfolio Trust, and selected JennisonDryden and Strategic Partners Portfolios only).

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Fund's Chief Compliance Officer and PI's Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

The Board of Trustees of the Fund has approved PI's Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight of the Fund's disclosure of portfolio holdings to the Chief Compliance Officer.

Arrangements pursuant to which the Fund discloses non-public information with respect to its portfolio holdings do not provide for any compensation in return for the disclosure of the information.

There can be no assurance that the Fund's policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Fund's Chief Compliance Officer and PI's Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

The Board has approved PI's Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight over the Fund's disclosure of portfolio holdings to the Chief Compliance Officer.

There can be no assurance that the Fund's policies and procedures on portfolio holdings information will protect a Portfolio from the potential misuse of such information by individuals or entities that come into possession of the information.

PROXY VOTING

The Board has delegated to the Fund's investment manager, PI, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to each Portfolio. The Fund authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment subadviser or third party vendors consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any committee thereof established for that purpose.

The Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for each Portfolio. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of each Portfolio should a proxy issue potentially implicate a conflict of interest between a Portfolio and the Manager or its affiliates.

The Manager delegates to each Portfolio's Subadviser(s) the responsibility for voting each Portfolio's proxies. The Subadviser is expected to identify and seek to obtain the optimal benefit for the Portfolio it manages, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of a Portfolio and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Portfolio and the interests of the Subadviser or its affiliates.

The Manager and the Board expect that the Subadviser will notify the Manager and Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the Subadviser will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the Commission. Information regarding how each Portfolio of the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available on the internet at www.jennisondryden.com and on the Commission's website at www.sec.gov.

CODES OF ETHICS

The Board of Trustees of the Fund has adopted a Code of Ethics. In addition, the Manager, investment subadviser(s) and Distributor have each adopted a Code of Ethics (the Codes). The Codes apply to access persons (generally, pesons who have access to information about a Portfolio's investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by a Portfolio. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Portfolio is making such investments. The Codes are on public file with, and are available from, the Commission.

LICENSES AND MISCELLANEOUS INFORMATION

LICENSES AND MISCELLANEOUS INFORMATION

"Dow Jones Corporate Bond Index," "Dow Jones Industrial Average SM ," Dow SM ," "DIJA SM " and "Down Jones Select Dividend Index SM " are service marks of Dow Jones Company, Inc. (Dow Jones) and have been licensed for use for certain purposes by First Trust Advisors L.P. ("First Trust"). Dow Jones does not sponsor, endorse, sell or promote the AST First Trust Balanced Target Portfolio and/or the AST First Trust Capital Appreciation Target Portfolio (collectively, the "AST First Trust Portfolios"). Dow Jones makes no representation regarding the advisability of investing in such products. Except as noted herein, Dow Jones has not given First Trust or the Trust a license to use its indexes.

The AST First Trust Portfolios are not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the Contract owners of the AST First Trust Portfolios or any member of the public regarding the advisability of purchasing the AST First Trust Portfolios. Dow Jones' only relationship to First Trust is the licensing of certain copyrights, trademarks, servicemarks and service names of Dow Jones. Dow Jones has no obligation to take the needs of First Trust or the Contract owners of the AST First Trust Portfolios into consideration in determining, composing or calculating the Dow Jones Industrial AverageSM. Dow Jones is not responsible for and has not participated in the determination of the terms and conditions of the AST First Trust Portfolios to be issued, including the pricing or the amount payable under the Contracts. Dow Jones has no obligation or liability in connection with the administration or marketing of the AST First Trust Portfolios.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGESM OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, CONTRACT OWNERS OF THE AST FIRST TRUST PORTFOLIOS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGESM OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABLITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGESM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND FIRST TRUST.

"VALUE LINE®," "THE VALUE LINE INVESTMENT SURVEY" AND "VALUE LINE TIMELINESS™ RANKING SYSTEM" ARE REGISTERED TRADEMARKS OF VALUE LINE SECURITIES, INC. OR VALUE LINE PUBLISHING, INC. THAT HAVE BEEN LICENSED TO FIRST TRUST ADVISORS, L.P. THE AST FIRST TRUST PORTFOLIOS ARE NOT SPONSORED, RECOMMENDED, SOLD OR PROMOTED BY VALUE LINE PUBLISHING, INC., VALUE LINE, INC. OR VALUE LINE SECURITIES, INC. ("VALUE LINE"). VALUE LINE MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUNDS. FIRST TRUST IS NOT AFFILIATED WITH ANY VALUE LINE COMPANY.

"Value Line Publishing, Inc.'s ("VLPI") only relationship to First Trust is VLPI's licensing to First Trust of certain VLPI trademarks and trade names and the Value Line Timeliness Ranking System (the "System"), which is composed by VLPI without regard to First Trust, the AST First Trust Portfolios, the Trust or any investor. VLPI has no obligation to take the needs of First Trust or any investor in the AST First Trust Portfolios into consideration in composing the System. The AST First Trust Portfolios results may differ from the hypothetical or published results of the Value Line Timeliness Ranking System. VLPI is not responsible for and has not participated in the determination of the prices and composition of the AST First Trust Portfolios or the timing of the issuance for sale of the AST First Trust Portfolios or in the calculation of the equations by which the AST First Trust Portfolios is to be converted into cash.

VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PUPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM. VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE AST FIRST TRUST PORTFOLIOS AND/OR THE FUND; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS THE AST FIRST TRUST PORTFOLIOS AND/OR THE FUND, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTIAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE AST FIRST TRUST PORTFOLIOS AND/OR THE FUND.

"NYSE®" is a registered service mark of, and "NYSE International 100 Index SM" is a service mark of, the NYSE Group, Inc. ("NYSE") and both have been licensed for use for certain purposes by First Trust Advisors, L.P. The AST First Trust Portfolios which uses a strategy, based in part on the NYSE International 100 IndexSMare not sponsored, endorsed, sold or promoted by NYSE, and NYSE makes no representation regarding the advisability of investing in such products.

NYSE Group, Inc. has no relationship to First Trust other than the licensing of NYSE International 100 IndexSM (the "Index") and its service marks for use in connection with the AST First Trust Portfolios.

NYSE Group, Inc. does not:

  Sponsor, endorse, sell or promote the AST First Trust Portfolios.

  Recommend that any person invest in the AST First Trust Portfolios or any other securities.

  Have any responsibility or liability for or make any decisions about the timing, amount or pricing of AST First Trust Portfolios.

  Have any responsibility or liability for the administration, management or marketing of the AST First Trust Portfolios.

  Consider the needs of the AST First Trust Portfolios or the Contract owners of the AST First Trust Portfolios in determining, composing or calculating the NYSE International 100 IndexSM or have any obligation to do so.

NYSE Group, Inc. will not have any liability in connection with the AST First Trust Portfolios or the Fund. Specifically,

  NYSE Group, Inc. does not make any warranty, express or implied, and NYSE Group, Inc. disclaims any warranty about:

  The results to be obtained by the AST First Trust Portfolios, the Contract owner of the AST First Trust Portfolios or any other person in connection with the use of the Index and the data included in the NYSE International Target 25 Strategy;

  The accuracy or completeness of the Index and its data;

  The merchantability and the fitness for a particular purpose or use of the Index and its data;

  NYSE Group, Inc. will have no liability for any errors, omissions or interruptions in the Index or its data;

  Under no circumstances will NYSE Group, Inc. or any of its affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if NYSE Group, Inc. knows that they might occur.

The licensing agreement between First Trust Advisors L.P. and NYSE Group, Inc. is solely for their benefit and not for the benefit of the Contract owners of the AST First Trust Portfolios or any other third parties.

The AST First Trust Portfolios are not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market,Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the AST First Trust Portfolios. The Corporations make no representation or warranty, express or implied, to the owners of shares of the AST First Trust Portfolios or any member of the public regarding the advisability of investing in securities generally or in the AST First Trust Portfolios particularly, or the ability of the Nasdaq,® Nasdaq-100 Index® to track general stock market performance. The Corporations' only relationship to the First Trust Advisors L.P. ("Licensee") is in the licensing of the Nasdaq®,Nasdaq 100® and Nasdaq-100 Index® registered trademarks and certain trade names of the Corporations and the use of the Nasdaq-100 Index®, which is determined, composed and calculated by Nasdaq without regard to Licensee or the AST First Trust Portfolios. Prudential Investments LLC (Sub-Licensee) has sublicensed certain Nasdaq trademarks and tradenames of the Corporations. Nasdaq has no obligation to take the needs of the Licensee, the Sub-Licensee, or the owners of shares of the AST First Trust Portfolios into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of the AST First Trust Portfolios to be issued or in the determination or calculation of the equation by which the AST First Trust Portfolios are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the AST First Trust Portfolios.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCUATION OF THE NASDAQ 100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, RECORD OR BENEFICIAL SHAREHOLDERS OF THE AST FIRST TRUST PORTFOLIOS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ 100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ 100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBIITY OF SUCH DAMAGES.

APPENDIX I: DESCRIPTION OF BOND RATINGS

STANDARD & POOR'S RATINGS SERVICES (S&P)

Long-Term Issue Credit Ratings

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories

Commercial Paper Ratings

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Notes Ratings

An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note.

  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Debt Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Portfolioamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to Caa. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  Leading market positions in well-established industries.

  High rates of return on Portfolios employed.

  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the proceeding group.

FITCH, INC.

International Long-Term Credit Ratings

AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

International Short-Term Credit Ratings

F1: Highest Credit Quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic investment.

Plus (+) or Minus (-): Plus or minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, to categories below CCC, or to short-term ratings other than F1.

APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISERS

AllianceBernstein L.P. Proxy Voting Rule 206(4)-6 of the Advisers Act places certain requirements on investment advisers who have voting authority over client securities. The rule require, among other things, that advisers provide their clients with a description of their voting policies and procedures, disclose to clients where they can get a full copy of the policies and procedures and disclose how they can obtain information about how their adviser voted with respect to their securities. Set forth below is a description of Registrant's proxy voting policies and instructions regarding how clients may obtain proxy voting information. As a registered investment adviser that exercises proxy voting authority over client securities, Registrant has a fiduciary duty to vote proxies in a timely manner and make voting decisions that are in the clients' best interests. In this regard, Registrant has adopted a Statement of Policies and Procedures for Voting Proxies on Behalf of Discretionary Client Accounts (the "Statement of Policies and Procedures"). This Statement of Policies and Procedures reflects the policies of Registrant, including its BIRM unit, and Registrant's investment management subsidiaries. The Statement of Policy and Procedures is a set of proxy voting guidelines that are intended to maximize the value of the securities in Registrant's clients' accounts. It describes the Registrant's approach to analyzing voting issues, identifies the persons responsible for determining how to vote proxies and include Registrant's procedures for addressing material conflicts of interest that may arise between Registrant's interests and those of its clients in connection with its consideration of a proxy. In addition, we have adopted a Proxy Voting Manual that provides further detail into Registrant's proxy voting process and addresses a range of specific voting issues. Clients may obtain a copy of the Statement of Policies and Procedures, Registrant's Proxy Voting Manual, as well as information about how Registrant with respect to their securities by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request to: Mark R. Manley, Senior Vice President, Deputy General Counsel and Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105

American Century Investment Management, Inc. American Century Proxy Voting Guidelines The Manager is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. In exercising its voting obligations, the Manager is guided by general fiduciary principles. It must act prudently, solely in the interest of the funds, and for the exclusive purpose of providing benefits to them. The Manager attempts to consider all factors of its vote that could affect the value of the investment. The Manager has determined that there are significant contributors to shareholder value with respect to a number of matters that are often the subject of proxy solicitations for shareholder meetings. The American Century Proxy Voting Guidelines specifically address these considerations and establish a framework for the Manager's consideration of the vote that would be appropriate for the funds. In particular, the American Century Proxy Voting Guidelines outline principles and factors to be considered in the exercise of voting authority for proposals addressing: • Election of Directors • Ratification of Selection of Auditors • Equity-Based Compensation Plans • Anti-Takeover Proposals • Cumulative Voting • Staggered Boards •"Blank Check" Preferred Stock • Elimination of Preemptive Rights • Non-targeted Share Repurchase • Increase in Authorized Common Stock • "Supermajority" Voting Provisions or Super Voting Share Classes • "Fair Price" Amendments • Limiting the Right to Call Special Shareholder Meetings • Poison Pills or Shareholder Rights Plans • Golden Parachutes • Reincorporation • Confidential Voting • Opting In or Out of State Takeover Laws • Shareholder Proposals Involving Social, Moral or Ethical Matters • Anti-Greenmail Proposals • Changes to Indemnification Provisions • Non-Stock Incentive Plans • Director Tenure • Directors' Stock Options Plans • Director Share Ownership Finally, the American Century Proxy Voting Guidelines establish procedures for voting of proxies in cases in which the Manager may have a potential conflict of interest. Companies with which the Manager has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for American Century's clients, all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client. A copy of the American Century Proxy Voting Guidelines are available on the "About Us" page at www.americancentury.com.

Cohen & Steers Capital Management, Inc. PROXY VOTING The following is a summary of the Cohen Steers Proxy Voting Policies and Procedures. Overview In exercising voting rights, we have three overall objectives: • Holding companies accountable for their actions • Rationalizing management and shareholder concerns • Seeking to ensure that management effectively communicates with its owners about the company's business operations and financial performance. We engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security. We always act with reasonable care, prudence and diligence. While we may consider the views of third parties such as ISS or other proxy voting services, we never base a proxy voting decision solely on the opinion of a third party, except in the unlikely scenario that a conflict of interest requires us to rely on a third party as a means to resolve our conflict. Rather, decisions are based on our reasonable and good faith determination as to how best to maximize shareholder value. Stock-Based Compensation. Our goal in the area of stock-based compensation is to ensure that compensation plans align the interests of management and shareholders. Thus, we generally oppose proposals to authorize the issuance of new shares if the issuance, plus the shares reserved for issuance in connection with all other stock related plans, exceeds 10% of the outstanding shares. In addition, we believe that stock options generally should not be re-priced, and never should be re-priced particularly without shareholder approval. Moreover, we believe that companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. We vote against the election of any slate of directors that to our knowledge has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval. We also support measures to increase the long-term stock ownership by a company's executives. These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options. In this respect, we support the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock. We also support employee stock purchase plans, although we generally believe the discounted purchase price should be not less than 85% of the current market price. Control Issues. Our policies address a number of important change of control issues. We believe that, although a takeover attempt can be a significant distraction for a board and management, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, we generally oppose measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. Thus, we generally vote against shareholder rights plans or "poison pills." We also generally vote against any directors who, without shareholder approval, have to our knowledge instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year. In the same vein, we also generally vote against "golden parachute" plans because they impede potential takeovers that shareholders should be free to consider. In addition, we will withhold our votes at the next shareholder meeting for directors who to our knowledge have approved golden parachutes. We vote against proposals that require a super-majority of shareholders to approve a merger or other significant business combination, and support proposals that seek to lower existing super-majority voting requirements. In the area of board composition, we support the election of a board that consists of at least a simple majority of independent directors. We also generally withhold our support for non-independent directors who serve on a company's audit, compensation and/or nominating committees. In addition, we generally vote against classified boards. With respect to stock-related items, we will vote in favor of an increase in a company's authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance, including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan. Importantly, we vote against blank check preferred share authorizations and other proposals to establish classes of stock with superior voting rights, unless we are comfortable that (1) a company's board authorized the use of preferred stock only for legitimate capital formation purposes and not for anti-takeover purposes, and (2) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. Social Issues. With respect to social issues, we believe that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, we do not believe that shareholders should be involved in determining how a company should address broad social and policy issues. As a result, we generally vote against these types of proposals, which are generally initiated by shareholders, unless we believe the proposal has significant economic implications. Voting Process. Of course, no set of guidelines can anticipate all situations that may arise. Our portfolio managers and analysts analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting. They are not, however, hard and fast rules because corporate governance issues are so varied. We maintain procedural mechanisms to ensure that our voting records are kept in a manner that is fully consistent with SEC requirements. In addition, we have a detailed administrative structure that is designed to ensure that Cohen Steers does not face a material conflict of interest in voting a proxy. While a conflict has never surfaced since our founding in 1986, our policy will be to vote in accordance with the advice of a proxy voting service, such as ISS, in the unlikely event that such a conflict should arise.

ClearBridge Advisors, LLC PROXY VOTING GUIDELINES PROCEDURES SUMMARY The following is a brief overview of the Proxy Voting Policies and Procedures (the "Policies") that ClearBridge has adopted to seek to ensure that ClearBridge votes proxies relating to equity securities in the best interest of clients.

ClearBridge votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the ClearBridge adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause ClearBridge to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct ClearBridge business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A ClearBridge business unit or investment team (e.g. ClearBridge's Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services' (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of ClearBridge's goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge's business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge's compliance personnel. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies. ClearBridge is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-ClearBridge Legg Mason affiliate relationship that ClearBridge for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which ClearBridge decides to vote a proxy, ClearBridge generally takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

ClearBridge maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by ClearBridge compliance personnel. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because ClearBridge's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

Deutsche Investment Management Americas, Inc. The Funds have delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. The Funds have delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Funds' best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Funds, and the interests of the Advisor and its affiliates, including the Funds' principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as: • Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights. • Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. • Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals. • Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria. • Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment. The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as the Advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940. Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Funds' best interests, determine under some circumstances to vote contrary to those positions. The Guidelines on a particular issue may or may not reflect the view of individual members of a Board or of a majority of a Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor. The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative. As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party. Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

Dreman Value Management LLC DREMAN VALUE MANAGEMENT LLC SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES Dreman Value Management LLC views proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Dreman Value Management LLC has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures. Dreman Value Management LLC has established a comprehensive proxy voting procedure that is maintained and implemented by the firm's Chief Operating Officer, VP of Operations, or their designate. The firm maintains a record of all the proxies it receives and ensures that the Chief Investment Officer and other portfolio managers are kept apprised of all proxies that are required to be voted. Absent material conflicts, the portfolio manager and CIO will determine how Dreman Value Management LLC should vote the proxy. The VP of Operations is instructed as to how DVM intends to vote the proxies and is responsible for completing and remitting the proxy in a timely and appropriate manner. DVM has retained Egan Jones Proxy Services to assist it in coordinating and voting proxies with respect to client securities. In the absence of specific voting guidelines from a client, DVM will vote proxies in the best interest of each particular client, which may result in different voting results for proxies for the same issuer. Generally, DVM will vote in favor of routine corporate housekeeping proposals, including election of directors, but will vote against proposals which makes it more difficult to replace members of the issuer's board of directors. In some instances DVM shall determine whether a proposal is in the best interest of its clients and may take into account the following various factors, including whether the proposal was recommended by management and Dreman Value Management LLC opinion of management. The Chief Operating Officer ("COO") / VP of Operations is responsible for identifying any conflicts that exist between the interest of DVM and its clients. If a material conflict exist, DVM will determine whether voting in accordance with its proxy voting guidelines is in the best interest of the client. DVM will also determine whether it is appropriate to disclose the conflict to the affected clients. The Chief Operating Officer ("COO") / VP of Operations is responsible for maintaining files relating to DVM's proxy voting procedures. Records are maintained and preserved for five years and are included in client files.

Eagle Asset Management Eagle Proxy Voting Policy The exercise of proxy voting rights is an important element in the successful management of clients' investments. Eagle Asset Management recognizes its fiduciary responsibility to vote proxies solely in the best interests of clients with the overall goal of maximizing the growth of our clients' assets. Toward that end, Eagle has developed a comprehensive and detailed set of proxy voting guidelines, which our portfolio managers use to vote proxies in securities held in client accounts. Eagle generally votes proxies in furtherance of the long-term economic value of the underlying securities. We consider each proxy proposal on its own merits, and we make an independent determination of the advisability of supporting or opposing management's position. We believe that the recommendations of management should be given substantial weight, but we will not support management proposals, which we believe are detrimental to the underlying value of our clients' positions. We usually oppose proposals that dilute the economic interest of shareholders, and we also oppose those that reduce shareholders' voting rights or otherwise limit their authority. With respect to takeover offers, Eagle calculates a "going concern" value for every holding. If the offer approaches or exceeds our value estimate, we will generally vote for the merger, acquisition or leveraged buy-out. In voting proxies of securities held in client accounts, Eagle's portfolio managers almost always recommend votes in accordance with the guidelines. By following predetermined voting guidelines, Eagle believes it will avoid any potential conflicts of interests, which would otherwise affect proxy voting. On the rare occasion where a manager recommends a vote contrary to Eagle's guidelines, Eagle's Compliance Department will review the proxy issue and the recommended vote to ensure that the vote is cast in compliance with Eagle's overriding mandate to vote proxies in the best interests of clients and to avoid conflicts of interests. A copy of Eagle's complete proxy voting policy and guidelines can be obtained by calling 800-237-3101. If you have any questions about these guidelines, or would like to know how your shares were voted, please contact our Compliance Department at 800-237-3101.

EARNEST Partners LLC Proxy Policies The best interest of clients and plan participants (the "Client") will be the sole consideration of EARNEST Partners when voting proxies of portfolio companies. Each proxy issue will receive individual consideration based on the relevant facts and circumstances. As a general rule, EARNEST Partners will vote against actions which would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. Following is a partial list of issues that require special attention: classified boards, change of state of incorporation, poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger, executive severance agreements, and provisions limiting shareholder rights. In addition, the following will be adhered to unless EARNEST Partners is instructed otherwise in writing by the Client: · EARNEST Partners will not actively engage in conduct that involves an attempt to change or influence the control of a portfolio company. · EARNEST Partners will not announce its voting intentions or the reasons for a particular vote. · The Advisor will not participate in a proxy solicitation or otherwise seek proxy voting authority from any other portfolio company shareholder. · EARNEST Partners will not act in concert with any other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company. · All communications with portfolio companies or fellow shareholders will be for the sole purpose of expressing and discussing EARNEST Partners' concerns for its Clients' interests and not in an attempt to influence the control of management. With respect to ERISA accounts, EARNEST Partners will act prudently, solely in the interest of plan participants and beneficiaries and for the exclusive purpose of providing benefits to them. It is EARNEST Partners' policy to fully comply with all ERISA provisions regarding proxy voting for ERISA accounts and to the extent possible, amend its policies and procedures from time to time to reflect the Department of Labor's views of the proxy voting duties and obligations imposed by ERISA with respect to ERISA accounts. Proxy Procedures EARNEST Partners has designated a Proxy Director. The Proxy Director will consider each issue presented on each portfolio company proxy. The circumstances underlying each proxy issue will be given careful individual attention. The Proxy Director will also use all available resources, including proxy evaluation services, to assist in the analysis of proxy issues. Proxy issues presented to the Proxy Director will be voted in accordance with the judgment of the Proxy Director, taking into account the general policies outlined above and EARNEST Partners' Proxy Voting Guidelines. Therefore, it is possible that actual votes may differ from these general policies and EARNEST Partners' Proxy Voting Guidelines. In the case where EARNEST Partners has a material conflict of interest with a Client, the Proxy Director will utilize the services of outside third party professionals (such as Institutional Shareholder Services) to assist in its analysis of voting issues and the actual voting of proxies to ensure that a decision to vote the proxies was based on the Client's best interest and was not the product of a conflict of interest. In the event the services of an outside third party professional are not available in connection with a conflict of interest, EARNEST Partners will seek the advice of the Client. A detailed description of EARNEST Partners' specific Proxy Voting Guidelines will be furnished upon request. You may also obtain information about how EARNEST Partners has voted with respect to portfolio company securities by calling, writing, or emailing us at: EARNEST Partners 1180 Peachtree Street NE, Suite 2300 Atlanta, GA 30309 invest@earnestpartners.com 404-815-8772 EARNEST Partners reserves the right to change these policies and procedures at any time without notice.

Federated Equity Management Company of Pennsylvania Federated MDTA LLC VOTING PROXIES ON FUND PORTFOLIO SECURITIES The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund's portfolio. The Board has also approved the Adviser's policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies The Adviser's general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); and repeal a shareholder rights plan (also known as a "poison pill"). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to grant preemptive rights to the securities being voted; and against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients' interests with the interests of shareholders without creating undue dilution; and against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company's board. The Adviser believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares "illiquid" for some period of time), the Adviser will not vote proxies for such shares.

Proxy Voting Procedures The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired Institutional Shareholder Services (ISS) to obtain, vote, and record proxies in accordance with the Proxy Committee's directions. The Proxy Committee directs ISS by means of Proxy Voting Guidelines, and ISS may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Proxy Committee (and may make any determinations required to implement the Proxy Voting Guidelines). However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, ISS will provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS. The Adviser's proxy voting procedures generally permit the Proxy Committee to amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever necessary to comply with the proxy voting policies.

Conflicts of Interest The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an "Interested Company."

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund's proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders' meeting called by such investment company, unless otherwise directed by the Board.

First Trust Advisors, L.P.

First Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by each Fund are voted consistently and solely in the best economic interests of each Portfolio. A senior member of First Trust is responsible for oversight of the Portfolios' proxy voting process. First Trust has engaged the services of Institutional Shareholder Services, Inc. ("ISS"), to make recommendations to First Trust on the voting of proxies relating to securities held by the Portfolios. ISS provides voting recommendations based upon established guidelines and practices. First Trust reviews ISS recommendations and frequently follows the ISS recommendations. However, on selected issues, First Trust may not vote in accordance with the ISS recommendations when First Trust believes that specific ISS recommendations are not in the best interests of each Portfolio. If First Trust manages the assets of a company or its pension plan and any of First Trust's clients hold any securities of that company, First Trust will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. If a client requests First Trust to follow specific voting guidelines or additional guidelines, First Trust will review the request and inform the client only if First Trust is not able to follow the clients request. First Trust has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on First Trust's general voting policies.

Goldman Sachs Asset Management, L.P. GOLDMAN SACHS FUNDS DESCRIPTION OF PROXY VOTING POLICY Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust, on behalf of the Goldman Sachs Funds (the "Funds"), have delegated the voting of portfolio securities to Goldman Sachs Asset Management, L.P. and Goldman Sachs Asset Management International (collectively the "Investment Adviser"). The Investment Adviser has adopted policies and procedures (the "Policy") for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Funds. Under the Policy, the Investment Advisers' guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company's shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Investment Adviser's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders. The principles and positions reflected in the Policy are designed to guide the Investment Adviser in voting proxies, and not necessarily in making investment decisions. Senior management of the Investment Adviser will periodically review the Policy to ensure that it continues to be consistent with the Investment Adviser's guiding principles. Public Equity Investments. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser follows proxy voting guidelines (the "Guidelines") developed by Institutional Shareholder Services ("ISS"), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is the Investment Adviser's policy generally to follow the Guidelines and recommendations from ISS, the Investment Adviser's portfolio management teams ("Portfolio Management Teams") retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS. In addition to assisting the Investment Adviser in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by the Investment Adviser to determine whether they are consistent with the Investment Adviser's guiding principles. ISS also assists the Investment Adviser in the proxy voting process by providing operational, recordkeeping and reporting services. The Investment Adviser is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. The Investment Adviser may hire other service providers to replace or supplement ISS with respect to any of the services the Investment Adviser currently receives from ISS. The Investment Adviser has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include the Investment Adviser's use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS's recommendations, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc. Fixed Income and Private Investments. Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund's managers based on their assessment of the particular transactions or other matters at issue.

Hotchkis and Wiley Capital Management, LLC Generally, and except to the extent that a client otherwise instructs Hotchkis and Wiley Capital Management, LLC ("HWCM") in writing, HWCM will vote (by proxy or otherwise) in all matters for which a shareholder vote is solicited by, or with respect to, issuers of securities beneficially held in client accounts in such manner as HWCM deems appropriate in accordance with its written policies and procedures. These policies and procedures set forth guidelines for voting typical proxy proposals. However, each proxy issue will be considered individually in order that HWCM may consider what would be in its clients' best interest. Further, where a proxy proposal raises a material conflict of interest between the interests of HWCM and its client, HWCM will vote according to its predetermined specific policy. The Compliance Department will review the vote to determine that the decision was based on the client's best interest and was not the product of the conflict. HWCM utilizes a third party service provider to provide administrative assistance in connection with the voting of proxies, including certain record keeping and reporting functions.

J.P. Morgan Investment Management, Inc.

PROXY VOTING GUIDELINES The Board of Trustees has delegated to JPMIM proxy voting authority with respect to the fund's portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the fund, the fund's Board of Trustees has adopted JPMIM's detailed proxy voting procedures (the "Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues. JPMIM is part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM has encountered globally, based on many years of collective investment management experience. To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS") in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator. Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the fund on the one hand, and the fund's sub-adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation. The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines: · Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMIM also considers the cost of voting in light of the expected benefit of the vote. · Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management's arguments for promoting the prospective change JPMIM's sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares. · JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account. · JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice. · JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable. · JPMIM will vote in favor of increases in capital which enhance a company's long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt "poison pill" takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term. · JPMIM will vote in favor of proposals which will enhance a company's long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value. · JPMIM reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, JPMIM will generally vote against such proposals and vote for revoking existing plans. · Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients. · With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) JPMIM's position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment. The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

· JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast. · JPMIM votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors). · JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor. · JPMIM votes against proposals for a super-majority vote to approve a merger. · JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control. · JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis. · JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

Lee Munder Investments, Ltd. Voting Guidelines for the Lee Munder Investments, Ltd (the "Firm") are outlined below and generally seek to maximize shareholder value. Board of Directors: Our investment strategies seek to favor companies in which we believe there is positive growth potential or other attributes. We generally do not take positions in companies with the intent of effecting change. As a result, we would normally vote in favor of the Board slate presented. However, there are some actions by directors that would result in votes being withheld. These instances may include: unsatisfactory attendance; actions that appear to not be in the best interests of shareholders, including implementation of poison pills, ignoring a shareholder proposal that is approved by a majority of the shares outstanding, failing to act on takeover offers where the majority of the shareholders have tendered their shares; where such directors are inside directors and the inside directors represent a large percentage of the board, and may also sit on the audit, compensation, or nominating committees; directors who enacted egregious corporate governance polices or fail to replace management as appropriate would be subject to recommendations to withhold votes. Auditors: We would generally vote in favor of the Board recommendation, unless an auditor has financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position. Option plans: Option plans are generally reviewed on a case-by-case basis. The major factor we consider is dilution (no more than 10%-12%), although reload and re-pricing options also factor in (which we do not support either). We will also consider the shareholder cost of the plan. Employee stock purchase plans: We would review on a case-by-case basis, however, pricing is an important factor, where in general we would support a purchase price at least 85 percent of fair market value. We would vote against proposals to eliminate cumulative voting. Vote for proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions. We would vote against proposals to classify the board and vote for proposals to repeal classified boards and to elect all directors annually. We would vote against open-ended "any other business". Mergers and Corporate restructuring: Would be reviewed on a case-by-case basis. Other Proposals: Generally reviewed on a case-by-case basis. Shareholder proposals: Would be reviewed on a case-by-case basis. Conflicts of Interest: Could exist when the Firm holds a security issued by a client in client portfolios, and the Firm is required to vote that security. When there is a potential conflict with a client the Firm will look to these Guidelines and the ISS recommendation for voting guidance.

Lord Abbett & Co., LLC Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. In each case where an investment team declines to follow a recommendation of a company's management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records. The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest. Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be limited. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under "Specific Procedures for Potential Conflict Situations". If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of ISS. Election of Directors: Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case-by-case basis. Lord Abbett will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. Incentive Compensation Plans: Lord Abbett usually votes with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case-by-case basis. Lord Abbett uses ISS for guidance on appropriate compensation ranges for various industries and company sizes. In large-cap companies, Lord Abbett would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns. Lord Abbett generally opposes cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole. Shareholder Rights Cumulative Voting: We generally oppose cumulative voting proposals on the basis that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole. Confidential Voting: On balance, Lord Abbett believes shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling. Supermajority Voting: Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Takeover Issues: Votes on mergers and acquisitions must be considered on a case-by-case basis. It is Lord Abbett's policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. Restructuring proposals will also be evaluated on a case-by-case basis following the same guidelines as those used for mergers. Among the more important issues that Lord Abbett supports, as long as they are not tied in with other measures that clearly entrench management, are: Anti-greenmail provisions, Fair Price Amendments, Shareholder Rights Plans and "Chewable Pill" provisions. Social Issues: It is Lord Abbett's general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. Client Voting Instructions: A client may instruct Lord Abbett how to vote a particular proxy or how to vote all proxies for securities held in its Lord Abbett account. Lord Abbett will accept such voting instructions from a client. Obtaining Further Information: If a Lord Abbett institutional client would like a copy of Lord Abbett's complete proxy voting policies and procedures or information as to how Lord Abbett voted the securities in the client's account, the client should call (201) 395-2467 and request such policies and procedures and/or such proxy voting information. If a client of Lord Abbett's Separately Managed Accounts would like the complete policies and procedures or voting information, that client should contact their Program Sponsor and request their Program Sponsor to call Lord Abbett's Portfolio Specialist Group at (866) 772-3375 and request that information. LSV Asset Management LSV Asset Management ("LSV") has adopted proxy voting guidelines that provide direction in determining how various types of

LSV Asset Management LSV Asset Management ("LSV") has adopted proxy voting guidelines that provide direction in determining how various types of proxy issues are to be voted. LSV's purely quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. LSV therefore will retain an independent, expert third party, currently Institutional Shareholder Services ("ISS"). ISS will implement LSV's proxy voting process, provide assistance in developing guidelines for client accounts that are updated for current corporate governance issues, helping to ensure that clients' best interests are served by voting decisions, and provide analysis of proxy issues on a case-by-case basis. LSV is responsible for monitoring ISS to ensure that proxies are adequately voted. LSV will vote issues contrary to, or issues not covered by, the guidelines only when LSV believes it is in the best interest of the client. Where the client has provided proxy voting guidelines to LSV, those guidelines will be followed, unless it is determined that a different vote would add more value to the client's holding of the security in question. Direction from a client on a particular proxy vote will take precedence over the guidelines. Clients are sent a copy of their respective guidelines on an annual basis. LSV's use of ISS is not a delegation of LSV's fiduciary obligation to vote proxies for clients. Should a material conflict arise between LSV's interest and that of its clients (e.g., a client bringing a shareholder action has solicited LSV's support; LSV manages a pension plan for a company whose management is soliciting proxies; or an LSV employee has a relative involved in management at an investee company), LSV will vote the proxies in accordance with the recommendation of the independent third party proxy voting service. A written record will be maintained describing the conflict of interest, and an explanation of how the vote taken was in the client's best interest. LSV may refrain from voting a proxy if the cost of voting the proxy exceeds the expected benefit to the client, for example in the case of voting a foreign security when the proxy must be translated into English or the vote must be cast in person. Clients may receive a copy of LSV's voting record for their account by request. LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV's voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders. Recordkeeping. In accordance with the recordkeeping rules, LSV will retain copies of its proxy voting policies and procedures; a copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR); a record of each vote cast on behalf of a client (maintained by the proxy voting service); a copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service); a copy of clients' written requests for proxy voting information and a copy of LSV's written response to a client's request for proxy voting information for the client's account; and LSV will ensure that it may obtain access to the proxy voting service's records promptly upon LSV's request.

Marsico Capital Management, LLC It is the policy of Marsico Capital Management, LLC ("MCM") to seek to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of MCM's clients, as summarized here.

  MCM's security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under MCM's investment discipline, one of the qualities that MCM generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because MCM believes that the management teams of most companies it invests in generally seek to serve shareholder interests, MCM believes that voting proxy proposals in clients' best economic interests usually means voting with the recommendations of these management teams (including their boards of directors).

  In certain circumstances, MCM's vote-by-vote analysis of proxy proposals could lead it to conclude that particular management recommendations may not appear as closely aligned with shareholder interests as MCM may deem desirable, or could be disregarded in the best interests of shareholders. In those and other circumstances, MCM may, in its sole discretion, vote against a management recommendation based on its analysis if such a vote appears consistent with the best interests of clients.

  MCM may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that MCM has decided to sell, proxies issued for securities that MCM did not select for a client portfolio (such as, without limitation, securities that were selected by the client or by a previous adviser, unsupervised securities held in a client's account, money market securities, or other securities selected by clients or their representatives other than MCM), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against) management, or when voting may be unduly burdensome or expensive.

  In circumstances when there may be an apparent material conflict of interest between MCM's interests and clients' interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be "echo voted" or "mirror voted" in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. In other cases, MCM might use other procedures to resolve an apparent material conflict.

  MCM may use an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM's Proxy Voting policy and reports describing the voting of a client's proxies are available to the client on request.

  MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under MCM's Proxy Voting policy and procedures. MCM may be unable to vote or otherwise process proxy ballotsthat are not received or processedin a timely manner due tofunctional limitations of the proxy voting system, custodial limitations, or other factors beyond MCM's control. Such ballots may include, without limitation,ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian,or ballots for which MCM does not receive timely notice from a proxy voting service provider of factors such as the proxy proposal itself or modifications to the required vote cast date.

Massachusetts Financial Services Company (MFS) Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS.

A.VOTING GUIDELINES

1. General Policy; Potential Conflicts of Interest

MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

MFS periodically reviews matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that – guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not governed by the guidelines. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients. These comments are carefully considered by MFS when it reviews these guidelines each year and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

B.ADMINISTRATIVE PROCEDURES

1. MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The MFS Proxy Voting Committee:

a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable; b. Determines whether any potential material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these MFS Proxy Voting Policies and Procedures and (ii) votes on ballot items not clearly governed by these MFS Proxy Voting Policies and Procedures; and c. Considers special proxy issues as they may arise from time to time.

2.Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, or (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, the MFS Proxy Voting Committee, or delegees, will follow these procedures:

a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS or its affiliate MFS Retirement Services, Inc. ("RSI"), and (iii) MFS institutional clients (the "MFS Significant Client List"); b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee; c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS' Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, institutional business units and RSI. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

3. Gathering Proxies

Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS' Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders' meetings are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

4. Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS receives research from ISS which it may take into account in deciding how to vote. In addition, MFS expects to rely on ISS to identify circumstances in which a board may have approved excessive executive compensation. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from portfolio managers or analysts. However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5. Voting Proxies In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C. MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS' Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

When the Proxy Administrator's system "tickler" shows that the voting cut-off date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D. RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

E. REPORTS

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

1From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

Neuberger Berman Management Inc. Proxy summary

Neuberger Berman has implemented written Proxy Voting Policies and Procedures (Proxy Voting Policy) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Glass, Lewis Co. LLC (Glass Lewis) to vote proxies in accordance with Neuberger Berman's voting guidelines.

For socially responsive clients, Neuberger Berman has adopted socially responsive voting guidelines. For non-socially responsive clients, Neuberger Berman's guidelines adopt the voting recommendations of Glass Lewis. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman's proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Pacific Investment Management Company LLC Pacific Investment Management Company LLC ("PIMCO") has adopted written proxy voting policies and procedures ("Proxy Policy") as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders. PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy. Clients may obtain a copy of PIMCO's written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client's proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client's proxy. In addition, a client may obtain copies of PIMCO's Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

Prudential Investment Management, Inc. Summary of PIM Proxy Voting Policy

The overarching goal of each of the asset management units within Prudential Investment Management, Inc. ("PIM") is to vote proxies in the best interests of their respective clients based on the clients' priorities. Client interests are placed ahead of any potential interest of PIM or its Asset Management Units.

Because the various asset management units within PIM manage distinct classes of assets with differing management styles, some units will consider each proxy on its individual merits while other units may adopt a pre-determined set of voting guidelines. The specific voting approach of each unit is noted below.

A committee comprised of senior business representatives from each of the asset management units together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests. The committee is responsible for interpretation of the proxy voting policy and periodically assess the policy's effectiveness. In addition, should the need arise, the committee is authorized to handle any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit.

In all cases, clients may obtain the proxy voting policies and procedures of the various PIM asset management units, and information is available to each client concerning the voting of proxies with respect to the client's securities, simply by contacting the client service representative of the respective unit.

Voting Approach of PIM Asset Management Units

Prudential Fixed Income: As this asset management unit invests almost exclusively in public debt, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

  a proposal regarding a merger, acquisition or reorganization,

  a proposal that is not addressed in the unit's detailed policy statement, or circumstances that suggest a vote not in accordance with the detailed policy, the proxy will be referred to the applicable portfolio manager(s)for individual consideration.

Prudential Real Estate Investors: As this asset management unit invests primarily in real estate and real estate related interests, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis.

Specifically, if a proxy involves:

  a proposal regarding a merger, acquisition or reorganization,

  a proposal that is not addressed in the unit's detailed policy statement, or circumstances that suggest a vote not in accordance with the detailed policy, the proxy will be referred to the relevant portfolio manager(s) for individual consideration.

Prudential Capital Group: As this asset management unit invests almost exclusively in privately placed debt, there are few, if any, traditional proxies voted in this unit. As a result, this unit evaluates each proxy it receives and votes on a case-by-case basis. Considerations will include the detailed knowledge of the issuer's financial condition, long- and short-term economic outlook for the issuer, its capital structure and debt-service obligations, the issuer's management team and capabilities, as well as other pertinent factors. In short, this unit attempts to vote all proxies in the best economic interest of its clients based on the clients' expressed priorities, if any.

T. Rowe Price Associates, Inc.

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote—such as election of directors and important matters affecting a company's structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting. Proxy Administration The T. Rowe Price Proxy Committee develops our firm's positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties such as Institutional Shareholder Services and Glass Lewis, and information presented by company managements and shareholder groups. Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the portfolio manager decides how to vote on the proxy proposals of companies in his or her portfolio. Because portfolio managers may have differences of opinion on portfolio companies and their proxies, or their portfolios may have different investment objectives, these factors, among others, may lead to different votes between portfolios on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price's proxy voting process, policies, and voting records. T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines—many of which are consistent with ISS positions—T. Rowe Price occasionally may deviate from ISS recommendations on general policy issues or specific proxy proposals. Fiduciary Considerations T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions. Consideration Given Management Recommendations When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted. T. Rowe Price Voting Policies Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies: Election of Directors: T. Rowe Price generally supports slates with a majority of independent directors. We withhold votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitment to other boards. We also withhold votes for inside directors serving on compensation, nominating and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We may also withhold votes from inside directors for the failure to establish a formal nominating committee. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.

Executive Compensation: Our goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company's peers, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices. For companies with particularly egregious pay practices we may withhold votes from compensation committee members, the CEO, or even the entire board. Mergers and Acquisitions: T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders' current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment. Anti-takeover, Capital Structure and Corporate Governance Issues: T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes and poison pills. We also oppose proposals which give management a "blank check" to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company's auditor, we typically oppose auditors who have a significant non-audit relationship with the company. Social and Corporate Responsibility Issues: T. Rowe Price generally votes with a company's management on social, environmental and corporate responsibility issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management. Monitoring and Resolving Conflicts of Interest The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We believe that due to the client-focused nature of our investment management business that the potential for conflicts of interests are relatively infrequent. Nevertheless, we have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our clients. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing or sales. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote clients' proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics requires all employees to avoid placing themselves in a "compromising position" where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Thornburg Investment Management, Inc. Thornburg Investment Management, through a third-party voting service, votes shares owned by clients according to the proxy voting guidelines provided by the third-party voting service. Currently, Thornburg Investment Management contracts with Institutional Shareholder Services (ISS) to act as the third-party voting service. The proxy voting procedures are as follows: - Custodians, distribution agents and any other parties that would traditionally send proxy materials to Thornburg Investment Management are instructed to forward all proxy materials to ISS for review. - After an analysis of the topics, ISS then forwards their recommendations to Thornburg Investment Management for review. - Once Thornburg Investment Management has reviewed the recommendations provided by ISS a determination will be made to either override the recommendation or agree to vote as advised. - Generally Thornburg Investment Management will vote with the recommendation made by ISS. Exceptions may exist when the vote concerns issues that are unique or non-routine. Thornburg Investment Management will abstain from voting on all social issues.

UBS Global Asset Management (Americas) Inc. GLOBAL PROXY VOTING AND CORPORATE GOVERNANCE POLICY Philosophy Our philosophy, guidelines and policy are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as shareholders. We believe voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility. Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. Thus, we expect board members of companies we have invested in (the .company. or .companies.) to act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company. A. General Corporate Governance Benchmarks UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, .UBS Global AM.) will evaluate issues that may have an impact on the economic value of client investments during the time period it expects to hold the investment. While there is no absolute set of rules that determine appropriate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. Therefore, we will generally exercise voting rights on behalf of clients in accordance with this policy. Principle 1: Independence of Board from Company Management Guidelines: • Board exercises judgment independently of management. • Separate Chairman and Chief Executive. • Board has access to senior management members. • Board is comprised of a significant number of independent outsiders. • Outside directors meet independently. • CEO performance standards are in place. • CEO performance is reviewed annually by the full board. • CEO succession plan is in place. • Board involvement in ratifying major strategic initiatives. • Compensation, audit and nominating committees are led by a majority of outside directors. Principle 2: Quality of Board Membership Guidelines: • Board determines necessary board member skills, knowledge and experience. • Board conducts the screening and selection process for new directors. • Shareholders should have the ability to nominate directors. • Directors whose present j ob responsibilities change are reviewed as to the appropriateness of continued directorship. • Directors are reviewed every 3-5 years to determine appropriateness of continued directorship. • Board meets regularly (at least four times annually). Principle 3: Appropriate Management of Change in Control Guidelines: • Protocols should ensure that all bid approaches and material proposals by management are brought forward for board consideration. • Any contracts or structures, which impose financial constraints on changes in control, should require prior shareholder approval. • Employment contracts should not entrench management. • Management should not receive substantial rewards when employment contracts are terminated for performance reasons. Principle 4: Remuneration Policies are Aligned with Shareholder Interests Guidelines: • Executive remuneration should be commensurate with responsibilities and performance. • Incentive schemes should align management with shareholder objectives. • Employment policies should encourage significant shareholding by management and board members. • Incentive rewards should be proportionate to the successful achievement of predetermined financial targets. • Long-term incentives should be linked to transparent long-term performance criteria. • Dilution of shareholders. interests by share issuance arising from egregious employee share schemes and management incentives should be limited by shareholder resolution. Principle 5: Auditors are Independent Guidelines: • Auditors are approved by shareholders at the annual meeting. • Audit, consulting and other fees to the auditor are explicitly disclosed. • The Audit Committee should affirm the integrity of the audit has not been compromised by other services provided by the auditor firm. • Periodic (every 5 years) tender of the audit firm or audit partner.

B. Proxy Voting Guidelines – Macro Rationales Macro Rationales are used to explain why we vote on each proxy issue. The Macro Rationales reflect our guidelines enabling voting consistency between offices yet allowing for flexibility so the local office can reflect specific knowledge of the company as it relates to a proposal. 1. General Guidelines a. When our view of the issuer's management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals. b. If management's performance has been questionable we may abstain or vote against specific proxy proposals. c. Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management. d. In general, we oppose proposals, which in our view, act to entrench management. e. In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval. f. We will vote in favor of shareholder resolutions for confidential voting. 2. Board of Directors and Auditors a. Unless our objection to management's recommendation is strenuous, if we believe auditors to be competent and professional, we support continuity in the appointed auditing firm subject to regular review. b. We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause. c. We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting. d. We generally oppose proposals to limit or restrict shareholder ability to call special meetings. e. We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure. 3. Compensation a. We will not try to micro-manage compensation schemes, however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious. b. Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate. c. All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans. d. We may vote against a compensation or incentive program if it is not adequately tied to a company's fundamental financial performance;, is vague;, is not in line with market practices;, allows for option re-pricing;, does not have adequate performance hurdles; or is highly dilutive. e. Where company and management's performance has been poor, we may object to the issuance of additional shares for option purposes such that management is rewarded for poor performance or further entrenches its position. f. Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives. 4. Governance Provisions a. We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals. b. We believe that .poison pill. proposals, which dilute an issuer's stock when triggered by particular events, such as take over bids or buy-outs, should be voted on by the shareholders and will support attempts to bring them before the shareholders. c. Any substantial new share issuance should require prior shareholder approval. d. We believe proposals that authorize the issuance of new stock without defined terms or conditions and are intended to thwart a take-over or restrict effective control by shareholders should be discouraged. e. We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value. f. We generally do not oppose management's recommendation to implement a staggered board and generally support the regular re-election of directors on a rotational basis as it may provide some continuity of oversight. g. We will support proposals that enable shareholders to directly nominate directors. 5. Capital Structure and Corporate Restructuring a. It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly. b. In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes. 6. Mergers, Tender Offers and Proxy Contests a. Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not. 7. Social, Environmental, Political and Cultural a. Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world. b. There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management's ability to find an optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues through engagement. c. Unless directed by clients to vote in favor of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders. 8. Administrative and Operations a. Occasionally, stockholder proposals, such as asking for reports and donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions. b. We are sympathetic to shareholders who are long-term holders of a company's stock, who desire to make concise statements about the long term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.

9. Miscellaneous a. Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client's direction. b. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost). c. For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy. If such holdings are also held in an actively managed strategy, we will exercise the voting rights for the passive holdings according to the active strategy. d. In certain instances when we do not have enough information we may choose to abstain or vote against a particular Proposal. C. Proxy Voting Disclosure Guidelines • UBS Global AM will disclose to clients, as required by the Investment Advisers Act of 1940, how they may obtain information about how we voted with respect to their securities. This disclosure may be made on Form ADV. • UBS Global AM will disclose to clients, as required by the Investment Advisers Act of 1940, these procedures and will furnish a copy of these procedures to any client upon request. This disclosure may be made on Form ADV. • Upon request or as required by law or regulation, UBS Global AM will disclose to a client or a client's fiduciaries, the manner in which we exercised voting rights on behalf of the client. • Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client's relationship with the company that has issued the proxy, the Legal and Compliance Department should be contacted immediately to ensure adherence to UBS Global AM Corporate Governance Principles. (See Proxy Voting Conflict Guidelines below.) • Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, nonclients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy. We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Chairman of the Global Corporate Governance Committee and regional Legal and Compliance representative. • Any employee, officer or director of UBS Global AM receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company.s proxies. • Proxy solicitors and company agents will not be provided with either our votes or the number of shares we own in a particular company. • In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the result of the vote itself. • We may inform the company (not their agent) where we have decided to vote against any material resolution at their company. • The Chairman of the Global Corporate Governance Committee and the applicable Chair of the Local Corporate Governance Committee must approve exceptions to this disclosure policy. Nothing in this policy should be interpreted as to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegate or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their proxy statement. D. Proxy Voting Conflict Guidelines In addition to the Proxy Voting Disclosure Guidelines above, UBS Global AM has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients: • Under no circumstances will general business, sales or marketing issues influence our proxy votes. • UBS Global AM and its affiliates engaged in banking, broker-dealer and investment banking activities (.Affiliates.) have policies in place prohibiting the sharing of certain sensitive information. These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate. Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal and Compliance Department immediately. [Note: Legal and Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.] In the event of any issue arising in relation to Affiliates, the Chair of the Global Corporate Governance Committee must be advised, who will in turn advise the Chief Risk Officer. E. Special Disclosure Guidelines for Registered Investment Company Clients 1. Registration Statement (Open-End and Closed-End Funds) Management is responsible for ensuring the following: • That these procedures, which are the procedures used by the investment adviser on the Funds. behalf, are described in the Statement of Additional Information (SAI). The procedures may be described in the SAI or attached as an exhibit to the registration statement. • That the SAI disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand; and those of the Funds investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other. • That the SAI disclosure states that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund's website, or both; and (ii) on the Commission's website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practicable after filing the report with the Commission, and must remain available on the website as long as the Fund discloses that it its available on the website. 2. Shareholder Annual and Semi-Annual Report (Open-End and Closed-End Funds) Management is responsible for ensuring the following: • That each Fund's shareholder report contain a statement that a description of these procedures is available (i) without charge, upon request, by calling a toll-free or collect telephone number; (ii) on the Fund's website, if applicable; and (iii) on the Commission's website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. • That the report contain a statement that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund's website, or both; and (ii) on the Commission's website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practicable after filing the report with the Commission, and must remain available on the website as long as the Fund discloses that it its available on the website.

WEDGE Capital Management L.L.P. (Revised: February 23, 2007) Case-by-Case Basis This Policy is intended as a guideline. Each vote is cast on a case-by-case basis, taking into consideration all the relevant facts and circumstances at the time of the vote. Responsible Parties Voting responsibilities are handled by the Recommending Analyst. If a stock is held in multiple portfolios, the Recommending Analyst who owns the most shares in his/her portfolio will be responsible to vote. The Proxy Coordinator is responsible for distributing the proxies to the correct analyst in a timely manner. Source of Information Each analyst may conduct his or her own research and/or use the information provided by Institutional Shareholder Services (ISS). Basis for Voting Decision The voting decision will be written on the proxy statement (or ISS materials) by the Recommending Analyst and recorded in the proxy voting system by the Proxy Coordinator. If a vote is against management, the reason for the vote must be clearly documented on the proxy statement (or ISS materials) and recorded in the system to ensure compliance with client proxy reporting. Conflicts of Interest Any material conflicts of interest are to be resolved in the best interest of our clients. WCM does not allow any employee or partner or spouse of either to sit on the board of directors of any public company without Management Committee approval. WCM requires all employees and partners to adhere to the Association for Investment Management and Research Code of Ethics and Standards of Professional Conduct, which require specific disclosures of conflicts of interest and strict adherence to independence and objectivity standards. A Potential Conflict of Interest Form has been created to document the Recommending Analyst's consultation with another analyst and if necessary, a member of the Management Committee. Abstention Proxies should be voted either for or against. In a very limited instance an abstention may be appropriate, in which case, the Recommending Analyst should document why he or she abstained from the vote. This will be documented in the system by the Proxy Coordinator. Record Retention WCM will maintain the records required under Section 204-2 of the Adviser Act. Internal Audit On an annual basis, a compliance officer will review the proxy process and the Policy to ensure adherance and to determine if any revisions are necessary. Periodically, a compliance officer will also review the retained records relating to proxies to confirm compliance with the Policy. Results of these reviews will be distributed to the Management Committee.

William Blair & Company, LLC General Policy William Blair & Company shall vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. William Blair & Company shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. William Blair & Company is not responsible for voting proxies it does not receive. However, William Blair & Company will make reasonable efforts to obtain missing proxies. All proxies are reviewed by the Proxy Administrator, subject to the requirement that all votes shall be cast solely in the best interest of the clients in their capacity as shareholders of a company. The Proxy Administrator votes the proxies according to the Voting Guidelines (Domestic or International), which are designed to address matters typically arising in proxy votes. William Blair & Company does not intend the Voting Guidelines to be exhaustive; hundreds of issues appear on proxy ballots and it is neither practical nor productive to fashion a guideline for each. Rather, William Blair & Company's Voting Guidelines are intended to cover the most significant and frequent proxy issues that arise. For issues not covered or to be voted on a "Case-by-Case" basis by the Voting Guidelines, the Proxy Administrator will consult the Proxy Policy Committee. The Proxy Policy Committee will review the issues and will vote each proxy based on information from the company, our internal analysts and third party research sources, in the best interests of the clients in their capacity as shareholders of a company. The Proxy Policy Committee consists of certain representatives from the Investment Management Department, including management, portfolio manager(s), analyst(s), operations, as well as a representative from the Compliance Department. The Proxy Policy Committee reviews the Proxy Voting Policy and Procedures annually and shall revise its guidelines as events warrant.

Part C

Other Information

Item 23. Exhibits

(a) (1) Second Amended and Restated Declaration of Trust of Registrant. Filed as an exhibit to Post-Effective Amendment No. 57 to Registration Statement, which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.

(2) Amendment to Declaration of Trust of Registrant. Filed herewith.

(b) By-laws of Registrant. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.

(c) None.

(d) (1)(a) Form of Investment Management Agreement among the Registrant, American Skandia Investment Services, Incorporated and Prudential Investments LLC for the various portfolios of the Registrant. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(1)(b) Form of Investment Management Agreement among the Registrant, American Skandia Investment Services, Incorporated and Prudential Investments LLC for the various portfolios of the Registrant.

(d)(1)(c) Amended Fee Schedule to Investment Management Agreement. Filed herewith.

(d)(2) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Goldman Sachs Asset Management for the AST Goldman Sachs Concentrated Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(3) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Prudential Investment Management, Inc. for the AST Money Market Portfolio. Filed as an Exhibit to Post-Effective Amendment No. 58 to Registration Statement, which Amendment was filed via EDGAR on April 28, 2006, and is incorporated herein by reference.

(4) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Goldman Sachs Asset Management for the AST Goldman Sachs High Yield Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(5) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and T. Rowe Price Associates, Inc. for the AST T. Rowe Price Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(6) Sub-advisory Agreement among American Skandia Investment Services Incorporated, Prudential Investments LLC and Pacific Investment Management Company for the AST PIMCO Total Return Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(7) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and T. Rowe Price Associates, Inc. for the AST T. Rowe Price Natural Resources Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(8) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Pacific Investment Management Company for the AST PIMCO Limited Maturity Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(9) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and T. Rowe Price International, Inc. for the AST T. Rowe Price Global Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(10) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and William Blair & Company LLC for the AST International Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(11)(a) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and LSV Asset Management for the AST International Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.

(11)(b) Amendment to Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and LSV Asset Management for the AST International Value Portfolio. Filed herewith.

(12)(a) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and American Century Investment Management, Inc. for the AST American Century Strategic Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(12)(b) Amendment to Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and American Century Investment Management, Inc. for the AST American Century Strategic Allocation Portfolio. Filed herewith.

(13) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and American Century Investment Management, Inc. for the AST American Century Income & Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(14) Sub-advisory Agreement among American Skandia Investment Services, Incorporated and J. P. Morgan Investment Management, Inc. for the AST JPMorgan International Equity Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(15) Sub-advisory Agreement among American Skandia Investment Services, Incorporated and Hotchkis and Wiley Capital Management LLC for the AST Large-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(16) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Goldman Sachs Asset Management for the AST Goldman Sachs Small-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(17) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Cohen & Steers Capital Management, Inc. for the AST Cohen & Steers Realty Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(18)(a) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Marsico Capital Management, LLC for the AST Marsico Capital Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(18)(b) Amendment to Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Marsico Capital Management, LLC for the AST Marsico Capital Growth Portfolio. Filed herewith.

(19)(a) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Neuberger Berman Management, Incorporated for the AST Neuberger Berman Mid-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(19)(b) Voluntary subadvisory fee waiver arrangement applicable to Portfolios subadvised by Neuberger Berman Management, Incorporated. Filed herewith.

(20)(a) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Neuberger Berman Management, Incorporated for the AST Neuberger Berman Mid-Cap Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(20)(b) Voluntary subadvisory fee waiver arrangement. Incorporated by reference to exhibit (d)(19)(b) of this Post-Effective Amendment.

(21)(a) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Neuberger Berman Management, Inc. for the AST Small-Cap Growth Portfolio. Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registration Statement, which Amendment was filed via EDGAR on April 29, 2005, and is incorporated herein by reference.

(21)(b) Voluntary subadvisory fee waiver arrangement. Incorporated by reference to exhibit (d)(19)(b) of this Post-Effective Amendment.

(22)(a) Sub-advisory Agreement among AST Investment Services Incorporated (formerly, American Skandia Investment Services, Inc.), Prudential Investments LLC and Neuberger Berman Management, Incorporated for the AST Neuberger Berman Small-Cap Growth Portfolio. Filed herewith.

(22)(b) Incorporated by reference to exhibit (d)(19)(b) of this Post-Effective Amendment.

(23) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Eagle Asset Management for the AST Small-Cap Growth Portfolio. Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registration Statement, which Amendment was filed via EDGAR on April 29, 2005, and is incorporated herein by reference.

(24) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Massachusetts Financial Services Company for the AST MFS Global Equity Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(25) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Massachusetts Financial Services Company for the AST MFS Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(26) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Goldman Sachs Asset Management for the AST Goldman Sachs Mid-Cap Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(27) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Alliance Capital Management L.P. for the AST AllianceBernstein Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(28) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Sanford C. Bernstein & Co., LLC for the AST AllianceBernstein Managed Index 500 Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(29) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Alliance Capital Management L.P. for the AST Alliance Growth and Income Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(30)(a) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Federated Investment Counseling for the AST Federated Aggressive Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(30)(b) Amendment to Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Federated Investment Counseling for the AST Federated Aggressive Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(31) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Lee Munder Investments, Ltd. for the AST Small-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.

(32) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and J.P. Morgan Investment Management, Inc. for the AST Small-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.

(33) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Deutsche Asset Management, Inc. for the AST DeAM Large-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(34) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Lord Abbett & Co. for the AST Lord Abbett Bond-Debenture Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(35) Sub-advisory Agreement among American Skandia Investment Services, Incorporated and Sanford C. Bernstein & Co., LLC for the AST AllianceBernstein Core Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(36) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Deutsche Asset Management, Inc. for the AST DeAM Small-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(37) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and First Trust Advisors, L.P. for the AST First Trust Balanced Target Portfolio. Filed as

an Exhibit to Post-Effective Amendment No. 58 to Registration Statement, which Amendment was filed via EDGAR on April 28, 2006, and is incorporated herein by reference.

(38) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and First Trust Advisors, L.P. for the AST First Trust Capital Appreciation Target Portfolio. Filed as an Exhibit to Post-Effective Amendment No. 58 to Registration Statement, which Amendment was filed via EDGAR on April 28, 2006, and is incorporated herein by reference.

(39)(a) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and LSV Asset Management for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 57 to Registration Statement, which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.

(39)(b) Amendment to Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and LSV Asset Management for the AST Advanced Strategies Portfolio. Filed herewith.

(40) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and William Blair & Company LLC for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 57 to Registration Statement, which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.

(41) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and T. Rowe Price Associates, Inc. for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 57 to Registration Statement, which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.

(42) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Marsico Capital Management, LLC for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 57 to Registration Statement, which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.

(43) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Pacific Investment Management Company LLC for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 57 to Registration Statement, which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.

(44) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Pacific Investment Management Company LLC for the AST High Yield Portfolio. Filed as an exhibit to Post-Effective Amendment No. 57 to Registration Statement, which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.

(45) Sub-advisory Agreement among AST Investment Services, Inc. (formerly, American Skandia Investment Services, Incorporated), Prudential Investments LLC and UBS Global Asset Management (Americas), Inc. for the AST UBS Dynamic Alpha Portfolio. Filed herewith.

(46) Sub-advisory Agreement among AST Investment Services, Inc. (formerly, American Skandia Investment Services, Incorporated), Prudential Investments LLC and Federated MDTA LLC, for the AST Federated Aggressive Growth Portfolio. Filed herewith.

(47) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Marsico Capital Management, LLC, for the AST International Growth Portfolio. Filed herewith.

(48) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Thornburg Investment Management, Inc., for the AST International Value Portfolio. Filed herewith.

(49) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Dreman Value Management LLC, for the AST Small-Cap Value Portfolio. Filed herewith.

(50) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Dreman Value Management LLC, for the AST Large-Cap Value Portfolio. Filed herewith.

(51) Amended and Restated Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC, Salomon Brothers Asset Management, and ClearBridge Advisors, LLC, for the AST Small-Cap Value Portfolio. Filed herewith.

(52)(a) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and J.P. Morgan Investment Management, Inc., for the AST Large-Cap Value Portfolio. Filed herewith.

(52)(b) Amendment to Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and J.P. Morgan Investment Management, Inc., for the AST Large-Cap Value Portfolio. Filed herewith.

(53)(a) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and T. Rowe Price Associates, Inc., for the AST T. Rowe Price Large-Cap Growth Portfolio. Filed herewith.

(53)(b) Voluntary Subadvisory Fee Waiver Arrangement. Filed herewith.

(e)(1) Sales Agreement between Registrant and American Skandia Life Assurance Corporation. Filed as an Exhibit to Post-Effective Amendment No. 25 to Registration Statement, which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.

(2) Sales Agreement between Registrant and Kemper Investors Life Insurance Company. Filed as an Exhibit to Post-Effective Amendment No. 20 to Registration Statement, which Amendment was filed via EDGAR on December 24, 1996, and is incorporated herein by reference.

(f) None.

(g)(1) Custodian Agreement dated July 1, 2005 between the Registrant and PFPC Trust Company. Filed as an Exhibit to Post-Effective Amendment No. 58 to Registration Statement, which Amendment was filed via EDGAR on April 28, 2006, and is incorporated herein by reference.

(2) Transfer Agency Services Agreement dated July 1, 2005 between the Registrant and PFPC Inc. Filed as an Exhibit to Post-Effective Amendment No. 58 to Registration Statement, which Amendment was filed via EDGAR on April 28, 2006, and is incorporated herein by reference.

(h) (1) Amended Administration Agreement between Registrant and Provident Financial Processing Corporation. Filed as an Exhibit to Post-Effective Amendment No. 25 to Registration Statement, which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.

(2) Service Agreement between American Skandia Investment Services, Incorporated and Kemper Investors Life Insurance Company. Filed as an Exhibit to Post-Effective Amendment No. 21 to Registration Statement, which Amendment was filed via EDGAR on February 28, 1997, and is incorporated herein by reference.

(3) Amended and Restated Participation Agreement dated June 8, 2005 among American Skandia Life Assurance Corporation, American Skandia Trust, American Skandia Investment Services, Incorporated, Prudential Investments LLC, American Skandia Marketing, Inc., and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(4) Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company of New Jersey, American Skandia Trust, American Skandia Investment Services, Inc., Prudential Investments LLC, American Skandia Marketing, Inc., and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(5) Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company, American Skandia Trust, American Skandia Investment Services, Inc., Prudential Investments LLC, American Skandia Marketing, Inc., and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(i) Opinion of Counsel for the Registrant. Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registration Statement, which Amendment was filed via EDGAR on April 29, 2005, and is incorporated herein by reference.

(j) Consent of Independent Registered Public Accounting Firm. Filed herewith.

(k) None.

(l) Certificate re:  initial $100,000 capital. Filed as an Exhibit to Post-Effective Amendment No. 25 to Registration Statement, which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.

(m) None.

(n) None.

(p) (1) Form of Code of Ethics of Registrant pursuant to Rule 17j-1. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(2) Form of Code of Ethics and Personal Securities Trading Policy of Prudential Investment Management Inc., Prudential Investments LLC and Prudential Investment Management Services LLC. Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 49 to the Registration Statement of Jennison Sector Funds, Inc. on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2006.

(3) Form of Code of Ethics of Alliance Capital Management L.P. Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

(4) Form of Code of Ethics of American Century Investment Management, Inc. Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

(5) Form of Code of Ethics of Cohen & Steers Capital Management, Inc. Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

(6) Form of Code of Ethics of Deutsche Asset Management, Inc. Filed as an Exhibit to Post-Effective Amendment No. 43 to Registration Statement, which Amendment was filed via EDGAR on December 10, 2001, and is incorporated herein by reference.

(7) Form of Code of Ethics of Federated Investment Counseling. Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

(8) Form of Code of Ethics of Federated Global Investment Management Corp. Filed as an Exhibit to Post-Effective Amendment No. 46 to Registration Statement, which Amendment was filed via EDGAR on February 28, 2003, and is incorporated herein by reference.

(9) Form of Code of Ethics of Goldman Sachs Asset Management, L.P. Filed as an Exhibit to Post-Effective Amendment No. 39 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2001, and is incorporated herein by reference.

(10) Form of Code of Ethics of Hotchkis and Wiley Capital Management LLC. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(11) Form of Code of Ethics of J. P. Morgan Investment Management, Inc. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(12) Form of Code of Ethics of Lord, Abbett & Co. Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

(13) Form of Code of Ethics of Marsico Capital Management, LLC. Filed as an Exhibit to Post-Effective Amendment No. 45 to Registration Statement, which Amendment was filed via EDGAR on May 1, 2002, and is incorporated herein by reference.

(14) Form of Code of Ethics of Massachusetts Financial Services Company. Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

(15) Form of Code of Ethics of Neuberger Berman Management, Inc. Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

(16) Form of Code of Ethics of Pacific Investment Management Company LLC. Filed as an Exhibit to Post-Effective Amendment No. 39 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2001, and is incorporated herein by reference.

(17) Form of Code of Ethics of T. Rowe Price Associates, Inc. Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

(18) Form of Code of Ethics of T. Rowe Price International, Inc. Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

(19) Form of Code of Ethics of LSV Asset Management. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.

(20) Form of Code of Ethics of Lee Munder Investments, Ltd. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.

(21) Form of Code of Ethics of Eagle Asset Management. Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registration Statement, which Amendment was filed via EDGAR on April 29, 2005, and is incorporated herein by reference.

(22) Form of Code of Ethics of William Blair & Company, LLC. Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registration Statement, which Amendment was filed via EDGAR on April 29, 2005, and is incorporated herein by reference.

(23) Form of Code of Ethics of First Trust Advisors, L.P. Filed as an Exhibit to Post-Effective Amendment No. 58 to Registration Statement, which Amendment was filed via EDGAR on April 28, 2006, and is incorporated herein by reference.

(24) Form of Code of Ethics of UBS Global Asset Management (Americas), Inc. Filed herewith.

(25) Form of Code of Ethics of Thornburg Investment Management, Inc. Filed herewith.

(26) Form of Code of Ethics of ClearBridge Advisors, LLC. Incorporated by reference to Exhibit (p)(10) to Post-Effective Amendment No. 55 to the Registration Statement of The Prudential Series Fund on Form N-1A (File No.2-80896) filed via EDGAR on April 27, 2007.

(27) Form of Code of Ethics of Dreman Value Management, LLC. Filed herewith.

 (q) Powers of Attorney. Filed herewith.

ITEM 24 .	Persons Controlled By or Under Common Control with Registrant

Registrant does not control any person within the meaning of the Investment Company Act of 1940. Registrant may be deemed to be under common control with its investment manager and its affiliates because a controlling interest in Registrant is held of record by American Skandia Life Assurance Corporation. See Registrant’s Statement of Additional Information under “Management and Advisory Arrangements” and “Other Information.”

ITEM 25.	Indemnification

Section 5.2 of the Registrant’s Second Amended and Restated Declaration of Trust provides as follows:

The Trust shall indemnify each of its Trustees, Trustee Emeritus, officers, employees, and agents (including persons who serve at its request as directors, officers, employees, agents or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, trustee emeritus, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to be liable to the Trust or its Shareholders by reason of having acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts, that (i) such person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and (ii) is not liable to the Trust or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties; or the trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that (x) if the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person, and (y) based upon a review of readily available facts such trustee, officer, employee or agent did not engage in willful misfeasance, gross negligence or reckless disregard of duty. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification and, provided further, that the Trust shall have obtained protection, satisfactory in the sole judgment of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), against losses arising out of such advance payments or such Trustees, or independent legal counsel, in a written opinion, shall have determined, based upon a review of readily available facts that there is reason to believe that such person will be found to be entitled to such indemnification.

With respect to liability of the Investment Manager to Registrant or to shareholders of Registrant’s Portfolios under the Investment Management Agreements, reference is made to Section 13 or 14 of each form of Investment Management Agreement filed herewith or incorporated by reference herein.

With respect to the Sub-Advisors’ indemnification of the Investment Manager and its affiliated and controlling persons, and the Investment Manager’s indemnification of each Sub-advisor and its affiliated and controlling persons, reference is made to Section 14 of each form of Sub-Advisory Agreement filed herewith or incorporated by reference herein.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the “Commission”) such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant or expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.	Business and Other Connections of Investment Adviser

AST Investment Services, Incorporated (“ASTI”), One Corporate Drive, Shelton, Connecticut 06484, and Prudential Investments LLC (“PI”), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serve as the co- investment managers to the Registrant. Information as to the business and other connections of the officers and directors of ASTI is included in ASTI’s Form ADV (File No. 801-40532), including the amendments to such Form ADV filed with the Commission, and is incorporated herein by reference. Information as to the business and other connections of the officers and directors of PI is included in PI’s Form ADV (File No. 801-3110), including the amendments to such Form ADV filed with the Commission, and is incorporated herein by reference.

ITEM 27.	Principal Underwriter

Registrant’s shares are currently offered only to insurance company separate accounts as an investment option for variable annuity and variable life insurance contracts.  The Trust has no principal underwriter or distributor.

ITEM 28.	Location of Accounts and Records

Records regarding the Registrant’s securities holdings are maintained at Registrant’s Custodian, PFPC Trust Company, Airport Business Center, International Court 2, 200 Stevens Drive, Philadelphia, Pennsylvania 19113. Certain records with respect to the Registrant’s securities transactions are maintained at the offices of the various sub-advisors to the Registrant. The Registrant’s corporate records are maintained at its offices at Gateway Center 3, 100 Mulberry Street, Newark NJ 07102.

ITEM 29.	Management Services

None.

ITEM 30.	Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 26th day of April, 2007.

ADVANCED SERIES TRUST

By:	* David R. Odenath, Jr.
David R. Odenath, Jr.
President and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 62 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

*DAVID R. ODENATH, JR.	President (Principal Executive Officer) and Trustee
David R. Odenath, Jr.

*GRACE C. TORRES	Treasurer (Principal Financial and Accounting Officer)
Grace C. Torres

*SAUL K. FENSTER	Trustee
Saul K. Fenster

*DELAYNE DEDRICK GOLD	Trustee
Delayne Dedrick Gold

*ROBERT F. GUNIA	Trustee and Vice President
Robert F. Gunia

*W. SCOTT MCDONALD, JR	Trustee
W. Scott McDonald, Jr.

*THOMAS T. MOONEY	Chairman and Trustee
Thomas T. Mooney

*THOMAS M. O’BRIEN	Trustee
Thomas M. O’Brien

*JOHN A. PILESKI	Trustee
John A. Pileski

*F. DON SCHWARTZ	Trustee
F. Don Schwartz

*By: /s/ John P. Schwartz		April 26, 2007
John P. Schwartz
Assistant Secretary, Attorney-in-fact

Exhibit Index

(a)(2)	Amendment to Declaration of Trust of Registrant.
(d)(1)(c)	Amended Fee Schedule to Investment Management Agreement.
(d) (11)(b)	Amendment to Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and LSV Asset Management for the AST International Value Portfolio.
(d) (12)(b)

Amendment to Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and American Century Investment Management, Inc. for the AST American Century Strategic Allocation Portfolio.

(d) (18)(b)

Amendment to Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Marsico Capital Management, LLC for the AST Marsico Capital Growth Portfolio.

(d) (19)(b)	Voluntary subadvisory fee waiver arrangement applicable to Portfolios subadvised by Neuberger Berman Management, Incorporated.
(d) (22)(a)

Sub-advisory Agreement among AST Investment Services Incorporated (formerly, American Skandia Investment Services, Inc.), Prudential Investments LLC and Neuberger Berman Management, Incorporated for the AST Neuberger Berman Small-Cap Growth Portfolio.

(d) (39)(b)	Amendment to Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and LSV Asset Management for the AST Advanced Strategies Portfolio.
(d)(45)

Sub-advisory Agreement among AST Investment Services, Inc. (formerly, American Skandia Investment Services, Incorporated), Prudential Investments LLC and UBS Global Asset Management (Americas), Inc. for the AST UBS Dynamic Alpha Portfolio.

(d)(46)

Sub-advisory Agreement among AST Investment Services, Inc. (formerly, American Skandia Investment Services, Incorporated), Prudential Investments LLC and Federated MDTA LLC, for the AST Federated Aggressive Growth Portfolio.

(d)(47)	Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Marsico Capital Management, LLC, for the AST International Growth Portfolio.
(d)(48)	Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Thornburg Investment Management, Inc., for the AST International Value Portfolio.
(d)(49)	Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Dreman Value Management LLC, for the AST Small-Cap Value Portfolio.
(d)(50)	Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Dreman Value Management LLC, for the AST Large-Cap Value Portfolio.

(d)(51)

Amended and Restated Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC, Salomon Brothers Asset Management, and ClearBridge Advisors, LLC, for the AST Small-Cap Value Portfolio.

(d)(52)(a)	Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and J.P. Morgan Investment Management, Inc., for the AST Large-Cap Value Portfolio.
(d)(52)(b)

Amendment to Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and J.P. Morgan Investment Management, Inc., for the AST Large-Cap Value Portfolio.

(d)(53)(a)	Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and T. Rowe Price Associates, Inc., for the AST T. Rowe Price Large-Cap Growth Portfolio.
(d)(53)(b)	Voluntary Subadvisory Fee Waiver Arrangement.
(j)	Consent of Independent Registered Public Accounting Firm.
(p)(24)	Form of Code of Ethics of UBS Global Asset Management (Americas), Inc.
(p)(25)	Form of Code of Ethics of Thornburg Investment Management, Inc.
(p)(27)	Form of Code of Ethics of Dreman Value Management, LLC.
(q)	Powers of Attorney.